Execution Version 61234327 #97236474v29 SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 23, 2015, as amended and restated on June 30, 2020 as amended and restated on October 19, 2023 among SPECTRUM BRANDS, INC. as the Lead Borrower, SB/RH HOLDINGS, LLC, as Holdings THE LENDERS PARTY HERETO and ROYAL BANK OF CANADA as Administrative Agent and Collateral Agent and ROYAL BANK OF CANADA, JPMORGAN CHASE BANK, N.A., BARCLAYS BANK PLC and BANK OF AMERICA, N.A. as Issuing Banks and RBC CAPITAL MARKETS1, BARCLAYS BANK PLC and JPMORGAN CHASE BANK, N.A. as Joint Bookrunners and Joint Lead Arrangers and BOFA SECURITIES, INC., BNP PARIBAS SECURITIES CORP., CITIZENS BANK, N.A., CREDIT SUISSE LOAN FUNDING LLC, DEUTSCHE BANK SECURITIES INC., GOLDMAN SACHS BANK USA, WELLS FARGO SECURITIES, LLC as Co-Managers 1 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates. EXHIBIT 10.1

TABLE OF CONTENTS Page -i- 61234327 #97236474v29 ARTICLE 1 DEFINITIONS Section 1.01 Defined Terms ................................................................................................................................ 1 Section 1.02 Classification of Loans and Borrowings ....................................................................................... 61 Section 1.03 Terms Generally ............................................................................................................................ 61 Section 1.04 Accounting Terms; GAAP. ........................................................................................................... 61 Section 1.05 Effectuation of Transactions ......................................................................................................... 62 Section 1.06 Timing of Payment of Performance .............................................................................................. 62 Section 1.07 Times of Day ................................................................................................................................. 63 Section 1.08 [Reserved]. .................................................................................................................................... 63 Section 1.09 Currency Generally. ...................................................................................................................... 63 Section 1.10 Cashless Rollovers ........................................................................................................................ 63 Section 1.11 Certain Calculations and Tests. ..................................................................................................... 64 Section 1.12 Rounding ....................................................................................................................................... 66 Section 1.13 Available Amount Threshold ........................................................................................................ 66 Section 1.14 Divisions ....................................................................................................................................... 66 Section 1.15 Interest Rates; Benchmark Notification ........................................................................................ 66 ARTICLE 2 THE CREDITS Section 2.01 Commitments. ............................................................................................................................... 67 Section 2.02 Loans and Borrowings. ................................................................................................................. 67 Section 2.03 Requests for Borrowings ............................................................................................................... 68 Section 2.04 [Reserved]. .................................................................................................................................... 70 Section 2.05 Letters of Credit. ........................................................................................................................... 70 Section 2.06 [Reserved]. .................................................................................................................................... 77 Section 2.07 Funding of Borrowings. ................................................................................................................ 77 Section 2.08 Type; Interest Elections. ............................................................................................................... 78 Section 2.09 Termination and Reduction of Commitments. .............................................................................. 79 Section 2.10 Repayment of Loans; Evidence of Debt. ...................................................................................... 79 Section 2.11 Prepayment of Loans. ................................................................................................................... 80 Section 2.12 Fees. .............................................................................................................................................. 81 Section 2.13 Interest. ......................................................................................................................................... 82 Section 2.14 Alternate Rate of Interest .............................................................................................................. 85 Section 2.15 Increased Costs. ............................................................................................................................ 86 Section 2.16 Break Funding Payments .............................................................................................................. 87

Section 2.17	Taxes.	88
Section 2.18	Payments Generally; Allocation of Proceeds; Sharing of Payments.	91
Section 2.19	Mitigation Obligations; Replacement of Lenders.	93
Section 2.20	Illegality.	94
Section 2.21	Defaulting Lenders.	95
Section 2.22	Incremental Credit Extensions.	97
Section 2.23	Extensions of Loans and Revolving Commitments.	102
Section 2.24	Lead Borrower as Borrower Representative	104
Section 2.25	Currency Equivalents.	104
Section 2.26	Ancillary Facilities.	105
Section 2.27	Benchmark Replacement.	109
Section 2.28	Canadian Benchmark Replacement Setting.	111

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.01	Organization; Powers	112
Section 3.02	Authorization; Enforceability	113
Section 3.03	Governmental Approvals; No Conflicts	113
Section 3.04	Financial Condition; No Material Adverse Effect.	113
Section 3.05	Properties; Intellectual Property.	113
Section 3.06	Litigation and Environmental Matters.	114
Section 3.07	Compliance with Laws.	114
Section 3.08	Investment Company Status.	114
Section 3.09	Taxes	114
Section 3.10	ERISA.	114
Section 3.11	Disclosure.	114
Section 3.12	Solvency.	115
Section 3.13	Capitalization and Subsidiaries	115
Section 3.14	Security Interest in Collateral.	115
Section 3.15	Labor Disputes	115
Section 3.16	Federal Reserve Regulations.	115
Section 3.17	Economic and Trade Sanctions and Anti-Corruption Laws.	116
Section 3.18	Senior Indebtedness	116
Section 3.19	Use of Proceeds.	116
Section 3.20	Insurance	116
Section 3.21	Central Administration; COMI	116

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-iii- 61234327 #97236474v29 ARTICLE 4 CONDITIONS Section 4.01 Closing Date ................................................................................................................................ 117 Section 4.02 Each Credit Extension ................................................................................................................. 118 ARTICLE 5 AFFIRMATIVE COVENANTS Section 5.01 Financial Statements and Other Reports ..................................................................................... 119 Section 5.02 Existence ..................................................................................................................................... 121 Section 5.03 Payment of Taxes ........................................................................................................................ 122 Section 5.04 Maintenance of Properties........................................................................................................... 122 Section 5.05 Insurance ..................................................................................................................................... 122 Section 5.06 Inspections .................................................................................................................................. 122 Section 5.07 Maintenance of Book and Records ............................................................................................. 123 Section 5.08 Compliance with Laws ................................................................................................................ 123 Section 5.09 Environmental. ............................................................................................................................ 123 Section 5.10 Designation of Subsidiaries......................................................................................................... 123 Section 5.11 Use of Proceeds ........................................................................................................................... 124 Section 5.12 Covenant to Guarantee Obligations and Give Security. .............................................................. 124 Section 5.13 Maintenance of Ratings .............................................................................................................. 125 Section 5.14 [Reserved]. .................................................................................................................................. 125 Section 5.15 Further Assurances ...................................................................................................................... 125 Section 5.16 Closing Date Post-Closing Deliverables ..................................................................................... 125 ARTICLE 6 NEGATIVE COVENANTS Section 6.01 Indebtedness ................................................................................................................................ 126 Section 6.02 Liens ............................................................................................................................................ 132 Section 6.03 No Further Negative Pledges ...................................................................................................... 135 Section 6.04 Restricted Payments; Certain Payments of Indebtedness. ........................................................... 137 Section 6.05 Restrictions on Subsidiary Distributions ..................................................................................... 141 Section 6.06 Investments ................................................................................................................................. 142 Section 6.07 Fundamental Changes; Disposition of Assets ............................................................................. 146 Section 6.08 [Reserved] ................................................................................................................................... 149 Section 6.09 Transactions with Affiliates ........................................................................................................ 149 Section 6.10 Conduct of Business.................................................................................................................... 151 Section 6.11 Amendments or Waivers of Organizational Documents ............................................................. 151 Section 6.12 Amendments of or Waivers with Respect to Certain Agreements .............................................. 151

-iv- 61234327 #97236474v29 Section 6.13 Fiscal Year .................................................................................................................................. 151 Section 6.14 Permitted Activities of Holdings ................................................................................................. 151 Section 6.15 Financial Covenant. .................................................................................................................... 153 Section 6.16 Center of Main Interests .............................................................................................................. 153 ARTICLE 7 EVENTS OF DEFAULT Section 7.01 Events of Default ........................................................................................................................ 154 ARTICLE 8 THE ADMINISTRATIVE AGENT Section 8.01 Appointment and Authority ........................................................................................................ 156 Section 8.02 Erroneous Payments .................................................................................................................... 162 ARTICLE 9 MISCELLANEOUS Section 9.01 Notices. ....................................................................................................................................... 164 Section 9.02 Waivers; Amendments. ............................................................................................................... 165 Section 9.03 Expenses; Indemnity. .................................................................................................................. 170 Section 9.04 Waiver of Claim .......................................................................................................................... 171 Section 9.05 Successors and Assigns. .............................................................................................................. 172 Section 9.06 Survival ....................................................................................................................................... 177 Section 9.07 Counterparts; Integration; Effectiveness ..................................................................................... 177 Section 9.08 Severability ................................................................................................................................. 177 Section 9.09 Right of Setoff ............................................................................................................................. 177 Section 9.10 Governing Law; Jurisdiction; Consent to Service of Process. .................................................... 178 Section 9.11 Waiver of Jury Trial .................................................................................................................... 179 Section 9.12 Headings ..................................................................................................................................... 179 Section 9.13 Confidentiality ............................................................................................................................ 179 Section 9.14 No Fiduciary Duty ...................................................................................................................... 180 Section 9.15 Several Obligations ..................................................................................................................... 180 Section 9.16 USA PATRIOT Act .................................................................................................................... 180 Section 9.17 Disclosure ................................................................................................................................... 181 Section 9.18 Appointment for Perfection......................................................................................................... 181 Section 9.19 Interest Rate Limitation .............................................................................................................. 181 Section 9.20 Judgment Currency ..................................................................................................................... 181 Section 9.21 Conflicts ...................................................................................................................................... 181 Section 9.22 Release of Guarantors ................................................................................................................. 181 Section 9.23 Reaffirmation .............................................................................................................................. 182

-v- 61234327 #97236474v29 Section 9.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ............................ 182 Section 9.25 Acknowledgement Regarding Any Supported QFCs.................................................................. 182 Section 9.26 ERISA Representation of the Lenders ........................................................................................ 183 Section 9.27 Amendment and Restatement ..................................................................................................... 184

SCHEDULES:

Schedule 1.01(a)	—	Commitment Schedule
Schedule 1.01(b)-I	—	Existing Dollar Letters of Credit
Schedule 1.01(b)-II	—	Existing Multicurrency Letters of Credit
Schedule 3.05	—	Fee Owned Material Real Estate Assets
Schedule 3.13	—	Subsidiaries
Schedule 5.10	—	Unrestricted Subsidiaries
Schedule 5.16	—	Closing Date Post-Closing Deliverables
Schedule 6.01	—	Existing Indebtedness
Schedule 6.02	—	Existing Liens
Schedule 6.06	—	Existing Investments
Schedule 6.07	—	Certain Dispositions
Schedule 6.09	—	Affiliate Transactions

EXHIBITS:

Exhibit A-1	—	Form of Assignment and Assumption
Exhibit A-2	—	[Reserved]
Exhibit B	—	Form of Borrowing Request
Exhibit C	—	Form of Compliance Certificate
Exhibit D	—	Form of Interest Election Request
Exhibit E	—	Form of Perfection Certificate
Exhibit F	—	Form of Perfection Certificate Supplement
Exhibit G	—	Form of Promissory Note
Exhibit H	—	Form of Prepayment Notice
Exhibit I	—	Form of Guaranty Agreement
Exhibit J	—	Form of Security Agreement
Exhibit K	—	Form of Letter of Credit Request
Exhibit L-1	—	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit L-2	—	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
Exhibit L-3	—	Form of U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit L-4	—	Form of U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
Exhibit M	—	Form of Solvency Certificate
Exhibit N	—	Form of Pari First Lien Intercreditor Agreement
Exhibit O	—	Form of First Lien/Second Lien Intercreditor Agreement

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TABLE OF CONTENTS Page -1- 61234327 #97236474v29 CREDIT AGREEMENT SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 23, 2015, as amended and restated as of June 30, 2020 as further amended and restated as of October 19, 2023 (the “Agreement”) by and among SPECTRUM BRANDS, INC., a Delaware corporation (the “Lead Borrower”), SB/RH HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), the Lenders (such term and each other capitalized term used but not defined in this introductory statement having the meaning given to it in Article I), ROYAL BANK OF CANADA (“Royal Bank”), in its capacities as administrative agent for the Lenders (in such capacity, including any successor thereto, the “Administrative Agent”), as collateral agent for the Lenders (in such capacity, including any successor thereto, the “Collateral Agent”), and ROYAL BANK OF CANADA, JPMORGAN CHASE BANK, N.A. (“JPM”), BARCLAYS BANK PLC (“Barclays”) and BANK OF AMERICA, N.A. (“BofA”), each as an Issuing Bank. RECITALS A. The Lead Borrower has requested that, immediately upon (or contemporaneously with) the satisfaction in full of the applicable conditions precedent set forth in Section 4.01 below, the Revolving Lenders extend credit to the Borrowers in the form of U.S. Dollar revolving commitments in the aggregate initial commitment amount equivalent to $400 million and multicurrency revolving commitments in the aggregate commitment amount equivalent to $100 million, in each case for the making, from time to time, of revolving loans; same day base rate loans denominated in U.S. Dollars; ancillary facilities; and the issuance, from time to time, of letters of credit, in each case on the terms and subject to the conditions set forth in this Agreement. B. The Lenders have indicated their willingness to extend such credit, and the Issuing Banks have indicated their willingness to issue Letters of Credit, in each case on the terms and subject to the conditions set forth herein. Accordingly, the parties hereto agree as follows: ARTICLE 1 DEFINITIONS Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate or the Canadian Prime Rate, as applicable; provided that in no event shall the ABR be less than 1.00%. “ACH” means automated clearing house transfers. “Additional Agreement” has the meaning assigned to such term in Article 8. “Additional Borrowers” means the Pre-Approved Borrowers and the Other Non-U.S. Revolving Facility Borrowers. “Additional Commitments” means any commitments hereunder added pursuant to Section 2.22, 2.23 or 9.02(c). “Additional Lender” has the meaning assigned to such term in Section 2.22(b). “Additional Loans” means the Additional Revolving Loans. “Additional Revolving Commitments” means any revolving credit commitment added pursuant to Section 2.22, 2.23 or 9.02(c)(ii).

“Additional Revolving Facility” means any revolving credit facility added pursuant to Section 2.22, 2.23 or 9.02(c)(ii). “Additional Revolving Loans” means any revolving loan added hereunder pursuant to Section 2.22, 2.23 or 9.02(c)(ii). “Additional Rights to Extending Revolving Lenders” has the meaning assigned to such term in Section 2.23(a)(i). “Adjusted Daily Compounded CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Daily Compounded CORRA for such calculation plus (b) the Daily Compounded CORRA Adjustment; provided that if Adjusted Daily Compounded CORRA as so determined shall be less than the Canadian Floor, then Adjusted Daily Compounded CORRA shall be deemed to be the Canadian Floor. “Adjusted Daily Simple SOFR” means, for purposes of any calculation, an interest rate per annum equal to (a) Daily Simple SOFR, plus (b) 0.10%. “Adjusted Term CORRA” means, for purposes of any calculation, the rate per annum equal to (a) Term CORRA for such calculation plus (b) the Term CORRA Adjustment; provided that if Adjusted Term CORRA as so determined shall ever be less than the Canadian Floor, then Adjusted Term CORRA shall be deemed to be the Canadian Floor. “Adjusted Term SOFR” means, for purposes of any calculation, the rate per annum equal to (a) Term SOFR for such calculation plus (b) the Term SOFR Adjustment. “Adjustment Date” means the date of delivery of financial statements required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable. “Administrative Agent” has the meaning assigned to such term in the preamble to this Agreement. “Administrative Questionnaire” has the meaning assigned to such term in Section 2.22(d). “Adverse Proceeding” means any action, suit, proceeding (whether administrative, judicial or otherwise), governmental investigation or arbitration (whether or not purportedly on behalf of Holdings, the Lead Borrower or any of its Restricted Subsidiaries) at law or in equity, or before or by any Governmental Authority, domestic or foreign (including any Environmental Claim), whether pending or, to the knowledge of Holdings, the Lead Borrower or any of its Restricted Subsidiaries, threatened in writing, against or affecting Holdings, the Lead Borrower or any of its Restricted Subsidiaries or any property of Holdings, the Lead Borrower or any of its Restricted Subsidiaries. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, as applied to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with, that Person. None of the Administrative Agent, the Arrangers, any Lender or any of their respective Affiliates shall be considered an Affiliate of Holdings or any subsidiary thereof. “Affiliate Ancillary Borrower” means any Affiliate of a Borrower (or, with respect to the Lead Borrower only, any Restricted Subsidiary of the Lead Borrower) that becomes a Borrower in respect of an Ancillary Facility pursuant to Section 2.26(b). “Aggregate Dollar Revolving Credit Exposure” means, at any time, the aggregate amount of the Lenders’ Dollar Revolving Credit Exposures at such time.

“Aggregate Multicurrency Revolving Credit Exposure” means, at any time, the aggregate amount of the Lenders’ Multicurrency Revolving Credit Exposures at such time. “Aggregate Revolving Credit Exposure” means, at any time, the aggregate amount of the Lenders’ Revolving Credit Exposures at such time. “Agreed Currency” means Dollars, Canadian Dollars, Pounds Sterling or Euros, as applicable. “Agreement” has the meaning assigned to such term in the preamble to this Agreement. “Agreement Currency” has the meaning assigned to such term in Section 9.20. “Alternate Base Rate” means, for any day, a rate per annum equal to the highest of (i) the Federal Funds Effective Rate in effect on such day plus 0.50% (provided that such rate shall not be less than 0%), (ii) the Adjusted Term SOFR for a one-month tenor in effect for such day plus 1.00%; and (iii) the Prime Rate. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR, as the case may be, shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted Term SOFR, as the case may be. “Ancillary Commencement Date” means, with respect to any Ancillary Facility, the date (which must be a Business Day) on which such Ancillary Facility is first made available. “Ancillary Commitment” means, with respect to any Ancillary Lender and any Ancillary Facility, the maximum applicable Dollar Equivalent amount which such Ancillary Lender has agreed (whether or not subject to the satisfaction of conditions precedent) to make available from time to time under an Ancillary Facility in accordance with Section 2.26 hereof to the extent such amount has not been cancelled or reduced under this Agreement or the Ancillary Documents relating to such Ancillary Facility. “Ancillary Document” means each document or instrument relating to or evidencing the terms of an Ancillary Facility designated by the Lead Borrower, the Ancillary Lender and the Administrative Agent as an “Ancillary Document”. “Ancillary Facility” means (a) any overdraft, automated payment, check drawing and/or other current account facility, (b) any short term loan facility denominated in local currencies, (c) any foreign exchange facilities, (d) any letter of credit, suretyship, guarantee and/or bonding facility or any other instrument to provide a contingent liability, (e) any derivatives facility and/or (f) any other facility or financial accommodation that may be required in connection with the business of the Lead Borrower and its Restricted Subsidiaries. “Ancillary Lender” means each Multicurrency Revolving Lender (or Affiliate of a Multicurrency Revolving Lender) that makes available an Ancillary Facility in accordance with Section 2.26. “Ancillary Outstandings” means, at any time, with respect to any Ancillary Lender and any Ancillary Facility then in effect, the Dollar Equivalent of the sum of the following amounts outstanding under such Ancillary Facility: (a) the principal amount owing under each overdraft facility and on-demand short term loan facility (net of any credit balance on any account of any Borrower or Restricted Subsidiary under any Ancillary Facility with the relevant Ancillary Lender to the extent that such credit balance is freely available to be set off by such Ancillary Lender against liabilities owing by such Borrower under such Ancillary Facility), (b) the face amount of each guaranty, bond and letter of credit provided or issued under such Ancillary Facility and (c) the amount fairly representing the aggregate exposure (excluding interest and similar charges) of such Ancillary Lender under each other type of accommodation provided under such Ancillary Facility, in each case as determined by such Ancillary Lender acting reasonably in accordance with its normal banking practice and the terms of the relevant Ancillary Document. “Ancillary Obligations” means all obligations in respect of Ancillary Outstandings.

“Applicable Percentage” means, with respect to any Revolving Lender for any Class, the percentage of the Total Revolving Credit Commitment for such Class represented by such Lender’s Revolving Credit Commitment for such Class; provided that for purposes of Section 2.21 and otherwise herein, when there is a Defaulting Lender, any such Defaulting Lender’s Revolving Credit Commitment shall be disregarded in the relevant calculations. In the event the Revolving Credit Commitments for any Class shall have expired or been terminated, the Applicable Percentages of any Revolving Lender of such Class shall be determined on the basis of the Revolving Credit Exposure of the applicable Revolving Lenders of such Class, giving effect to any assignments and to any Revolving Lender’s status as a Defaulting Lender at the time of determination. “Applicable Rate” means, for any day, with respect to Revolving Loans, the rate per annum applicable to the relevant Class of Loans set forth below under the applicable caption below, as the case may be, based upon the Total Net Leverage Ratio as of the last day of the most recently ended Test Period; provided that until the first Adjustment Date following the completion of the first Fiscal Quarter ended after the Closing Date, the “Applicable Rate” shall be the applicable rate per annum set forth below in Category 4: Total Net Leverage Ratio ABR Spread for Dollar Revolving Loans Adjusted Term SOFR Revolving Loans, SONIA Rate Revolving Loans and EURIBOR Rate Revolving Loans ABR Spread for CAD Revolving Loans CORRA Spread for CAD Revolving Loans Category 1 Greater than 5.00 to 1.00 1.00% 2.00% 1.00% 2.00% Category 2 Less than or equal to 5.00 to 1.00 but greater than 3.00 to 1.00 0.50% 1.50% 0.50% 1.50% Category 3 Less than or equal to 3.00 to 1.00 but greater than 1.00 to 1.00 0.25% 1.25% 0.25% 1.25% Category 4 Less than or equal to 1.00 to 1.00 0.00% 1.00% 0.00% 1.00% The Applicable Rate shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Total Net Leverage Ratio in accordance with the tables above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the “Applicable Rate” shall be the rate per annum set forth above in Category 1 until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable.

“Applicable Time” means, with respect to any borrowings and payments in any Agreed Currency (other than Canadian Dollars, Euros or Pounds Sterling), the local time in the place of settlement for such Agreed Currency as may be determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, to be necessary for timely settlement on the relevant date in accordance with normal banking procedures in the place of payment. “Approved Fund” means, with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender. “Arrangers” means, each of RBC Capital Markets2, Barclays Bank PLC, and JPMorgan Chase Bank, N.A.as joint bookrunners and joint lead arrangers. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.05), and accepted by the Administrative Agent in the form of Exhibit A-1 or any other form approved by the Administrative Agent and the Lead Borrower. “Available Amount” means, at any time, an amount equal to, without duplication: (a) the sum of: (i) the greater of $161,500,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; plus (ii) 50% of the Consolidated Net Income of the Lead Borrower for the period (taken as one accounting period) from October 1, 2019 to the end of the Lead Borrower’s most recently ended fiscal quarter in respect of which a Compliance Certificate has been delivered hereunder (or, if such Consolidated Net Income for such period is a deficit, less 100% of such deficit) (it being understood that the outstanding amount under this clause (ii) as of the fiscal quarter ended July 2, 2023 is $569,500,000) ; plus (iii) the amount of any capital contributions or other proceeds of any issuance of Capital Stock after October 1, 2019 (other than any amounts (x) constituting a Cure Amount or an Available Excluded Contribution Amount or an Excluded Debt Contribution or proceeds of an issuance of Disqualified Capital Stock, (y) received from the Lead Borrower or any Restricted Subsidiary or (z) incurred from the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)) received as Cash equity by the Lead Borrower or any of its Restricted Subsidiaries, plus the fair market value, as reasonably determined by the Lead Borrower, of Cash Equivalents, marketable securities or other property received by the Lead Borrower or any Restricted Subsidiary as a capital contribution or in return for any issuance of Capital Stock (other than any amounts (x) constituting a Cure Amount or an Available Excluded Contribution Amount or an Excluded Debt Contribution or proceeds of any issuance of Disqualified Capital Stock or (y) received from the Lead Borrower or any Restricted Subsidiary), in each case, during the period from and including the day immediately following October 1, 2019 through and including such time; plus (iv) the aggregate principal amount of any Indebtedness or Disqualified Capital Stock, in each case, of the Lead Borrower or any Restricted Subsidiary issued after October 1, 2019 (other than Indebtedness or such Disqualified Capital Stock issued to the Lead Borrower or any Restricted Subsidiary), which has been converted into or exchanged for Capital Stock of the Lead 2 RBC Capital Markets is a brand name for the capital markets business of Royal Bank of Canada and its affiliates.

Borrower, any Restricted Subsidiary or any Parent Company that does not constitute Disqualified Capital Stock, together with the fair market value of any Cash Equivalents and the fair market value (as reasonably determined by the Lead Borrower) of any property or assets received by the Lead Borrower or such Restricted Subsidiary upon such exchange or conversion, in each case, during the period from and including the day immediately following October 1, 2019 through and including such time; plus (v) the net proceeds received by the Lead Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Original Closing Date through and including such time in connection with the Disposition to any Person (other than the Lead Borrower or any Restricted Subsidiary) of any Investment made pursuant to Section 6.06(r)(i); plus (vi) to the extent not already reflected as a return of capital with respect to such Investment for purposes of determining the amount of such Investment, the proceeds received by the Lead Borrower or any Restricted Subsidiary during the period from and including the day immediately following the Original Closing Date through and including such time in connection with Cash returns, Cash profits, Cash distributions and similar Cash amounts, including Cash principal repayments of loans, in each case received in respect of any Investment made after the Original Closing Date pursuant to Section 6.06(r)(i) (in an amount not to exceed the original amount of such Investment); plus (vii) an amount equal to the sum of (A) the amount of any Investments by the Lead Borrower or any Restricted Subsidiary pursuant to Section 6.06(r)(i) in any Unrestricted Subsidiary (in an amount not to exceed the original amount of such Investment) that has been redesignated as a Restricted Subsidiary, or has been merged, consolidated or amalgamated with or into, or is liquidated, wound up or dissolved into, the Lead Borrower or any Restricted Subsidiary and (B) the fair market value (as reasonably determined by the Lead Borrower) of the property or assets of any Unrestricted Subsidiary that have been transferred, conveyed or otherwise distributed (in an amount not to exceed the original amount of the Investment in such Unrestricted Subsidiary pursuant to Section 6.06(r)(i)) to the Lead Borrower or any Restricted Subsidiary, in each case, during the period from and including the day immediately following the Original Closing Date through and including such time; minus (b) an amount equal to the sum of (i) Restricted Payments made pursuant to Section 6.04(a)(iii)(A), plus (ii) Restricted Debt Payments made pursuant to Section 6.04(b)(vi)(A), plus (iii) Investments made pursuant to Section 6.06(r)(i), in each case, after the Closing Date and prior to such time, or contemporaneously therewith. “Available Ancillary Commitment” means, with respect to any Ancillary Facility, the relevant Ancillary Lender’s Ancillary Commitment minus the amount of Ancillary Outstandings under such Ancillary Facility. “Available Excluded Contribution Amount” means the aggregate amount of Cash or Cash Equivalents or the fair market value of other assets or property (as reasonably determined by the Lead Borrower, but excluding any Cure Amount) received by the Lead Borrower or any of its Restricted Subsidiaries after the Original Closing Date from: (1) contributions in respect of Qualified Capital Stock (other than any amounts received from the Lead Borrower or any of its Restricted Subsidiaries), and (2) the sale of Qualified Capital Stock of the Lead Borrower or any of its Restricted Subsidiaries (other than (x) to the Lead Borrower or any Restricted Subsidiary of the Lead Borrower, (y) pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or (z) with the proceeds of any loan or advance made pursuant to Section 6.06(h)(ii)), in each case, designated as Available Excluded Contribution Amounts pursuant to a certificate of a Responsible Officer on or promptly after the date the relevant capital contribution is made or the relevant proceeds are received, as the case may be, and which are excluded from the calculation of the Available Amount. “Available Tenor” means, as of any date of determination and with respect to a then-current Benchmark or Canadian Benchmark, as applicable, (x) if such Benchmark or Canadian Benchmark is a term rate, any tenor for such Benchmark (or component thereof) or such Canadian Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) or such Canadian Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark or such Canadian Benchmark, in each case, as of such date, and not including, for the avoidance of doubt, any tenor for such Benchmark or such Canadian Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.27. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Banking Services” means each and any of the following bank services provided to any Loan Party or any of its Restricted Subsidiaries (a) under any arrangement that is in effect on the Closing Date between any Loan Party and a counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger as of the Closing Date or (b) under any arrangement that is entered into after the Closing Date by any Loan Party with any counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger at the time such arrangement is entered into: commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with cash management and Deposit Accounts. “Banking Services Obligations” means any and all obligations of any Loan Party or any of its Restricted Subsidiaries, whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), in connection with Banking Services, in each case, that has been designated to the Administrative Agent in writing by the Lead Borrower as being Banking Services Obligations for the purposes of the Loan Documents, it being understood that each counterparty thereto shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10, as if it were a Lender. “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. § 101 et seq.). “Benchmark” means, initially, with respect to any SOFR Loans, Adjusted Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to Adjusted Term SOFR or the applicable then- current Benchmark, as applicable, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 2.27. “Benchmark Replacement” means: (a) [reserved];

(b) with respect to Term SOFR, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date: (i) Adjusted Daily Simple SOFR; or (ii) the sum of: (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Lead Borrower giving due consideration to (1) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (2) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to Term SOFR for U.S. Dollar-denominated syndicated credit facilities and (B) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as determined pursuant to clause (i) or (ii) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means with respect to any replacement of any then- current Benchmark with an Unadjusted Benchmark Replacement for each applicable Interest Period, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Lead Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of Term SOFR with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated syndicated credit facilities at such time. “Benchmark Replacement Conforming Changes” means with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “Interest Period,” the definition of “U.S. Government Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Benchmark Replacement Date” means, the earliest to occur of the following events: (1) in the case of clause (b)(1) or (b)(2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the Term SOFR Administrator (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of Term SOFR (or such component thereof); or (2) in the case of clause (b)(3) of the definition of “Benchmark Transition Event,” the first date on which Term SOFR (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the Term SOFR Administrator (or such component thereof) or the regulatory supervisor for the Term SOFR Administrator (or such component thereof) to be non-representative; provided, that such non-representativeness, non- compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (b)(3) and even if any Available Tenor of Term SOFR (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (b)(1) or (b)(2) above with respect to Term SOFR upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of Term SOFR (or the published component used in the calculation thereof). “Benchmark Transition Event” means, (a) [reserved]; and (b) with respect to Term SOFR, the occurrence of one or more of the following events: (1) a public statement or publication of information by or on behalf of the Term SOFR Administrator (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of Term SOFR (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of Term SOFR (or such component thereof); (2) a public statement or publication of information by the regulatory supervisor for the Term SOFR Administrator (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the Term SOFR Administrator (or such component), a resolution authority with jurisdiction over the Term SOFR Administrator (or such component) or a court or an entity with similar insolvency or resolution authority over the Term SOFR Administrator (or such component), in each case, which states that the Term SOFR Administrator has ceased or will cease to provide all Available Tenors of Term SOFR (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of Term SOFR (or such component thereof); or (3) a public statement or publication of information by or on behalf of the Term SOFR Administrator (or the published component used in the calculation thereof) or the regulatory supervisor for the Term SOFR Administrator (or the published component used in the calculation thereof) announcing that all Available Tenors of Term SOFR (or such component thereof) are no longer, or as of a specified future date will no longer be, representative. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to Term SOFR if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of Term SOFR (or the published component used in the calculation thereof). (c) with respect to any then-current Benchmark (other than Term SOFR), the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or component thereof), a resolution authority with jurisdiction over the administrator for such Benchmark (or component thereof) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or component thereof), in each case, announcing or stating that (a) such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or component thereof) or (b) all Available Tenors of such Benchmark (or component thereof) are or will no longer be representative of the underlying market and economic reality that such Benchmark (or component thereof) is intended to measure and that representativeness will not be restored. “Benchmark Transition Start Date” means the earlier of (i) the applicable Benchmark Replacement Date and (ii) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Term SOFR and solely to the extent that Term SOFR has not been replaced with a Benchmark Replacement, the period (x) beginning at the time that such Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced Term SOFR, as applicable, for all purposes hereunder in accordance with Section 2.17 and (y) ending at the time that a Benchmark Replacement has replaced Term SOFR for all purposes hereunder pursuant to Section 2.27. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board” means the Board of Governors of the Federal Reserve System of the U.S. “BofA” has the meaning assigned to such term in the preamble to this Agreement. “Bona Fide Debt Fund” means any debt fund, investment vehicle, regulated bank entity or unregulated lending entity that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business which is managed, sponsored or advised by any Person controlling, controlled by or under common control with (a) any competitor of the Lead Borrower and/or any of its subsidiaries or (b) any Affiliate of such competitor, but with respect to which no personnel involved with any investment in such Person (i) makes, has the right to make or participates with others in making any investment decisions with respect to such debt fund, investment vehicle, regulated bank entity or unregulated lending entity or (ii) has access to any information (other than information that is publicly available) relating to Holdings, the Lead Borrower or their respective subsidiaries or any entity that forms a part of any of their respective businesses; it being understood and agreed that the term “Bona Fide Debt Fund” shall not include any Person that is separately identified to the Arrangers in accordance with clause (a) of the definition of “Disqualified Institution” or any Affiliate of any such Person that is reasonably identifiable on the basis of such Affiliate’s name. “Borrower Joinder Agreement” means a borrower joinder agreement in a form (including structural and tax considerations (including customary tax provisions for Borrowers incorporated in any jurisdiction other than the U.S., to the extent not already provided for in this Agreement, in Section 2.17 and related definitions, including gross-up provisions with respect to the obligations of the U.K. Borrower on terms satisfactory to the Administrative Agent and the Arrangers) and collateral and guarantee arrangements (including collateral allocation mechanism arrangements)) reasonably satisfactory to the Administrative Agent and the Lead Borrower. “Borrower Representative” means the entity appointed to act on behalf of the Borrowers pursuant to Section 2.24. “Borrowers” means the Lead Borrower and any other Revolving Facility Borrowers; provided that if any Non-U.S. Borrower incurs any Obligations under a Non-U.S. Facility, and if the Administrative Agent and the Lenders holding such Obligations agree that collateral in a non-U.S. jurisdiction will be provided to support such Non-U.S. Obligations, then the Borrowers and the Administrative Agent on behalf of the Lenders will enter into an agreement that will include customary collateral allocation mechanism sharing provisions between such Non-U.S. Facility and the U.S. Credit Facilities that will be automatically triggered upon the occurrence of an event of default resulting from (i) bankruptcy, insolvency proceedings, etc., (ii) inability to pay debts, attachment, etc., (iii) payment default on final maturity or (iv) an acceleration of the loans or commitments under such Non-U.S. Facility; provided, further, to the extent (x) that any portion of such Non-U.S. Facility is made available in a currency other than U.S. Dollars or (y) any portion of the Revolving Facility, Incremental Revolving Facility or Revolving Facility incurred pursuant to a Refinancing Amendment may be funded in currency other than U.S. Dollars, the customary collateral allocation mechanism settlement currency will be U.S. Dollars pursuant to which Outstanding Amounts denominated in a currency other than U.S. Dollars of any Borrower will convert into, and continue as, U.S. Dollar-denominated Obligations. “Borrowing” means any Loans of the same Type and Class made, converted or continued on the same date and, in the case of Term CORRA Loans, SOFR Loans or EURIBOR Rate Revolving Loans, as to which a single Interest Period is in effect. “Borrowing Request” means a request by a Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form attached hereto as Exhibit B or such other form that is reasonably acceptable to the Administrative Agent and the Lead Borrower. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, (a) when used in connection with an ABR Loan or any other Loan in an Agreed Currency, the term “Business Day” shall also exclude any day on which banks are not open for dealings in the London interbank market and/or the principal financial center of the country of such Agreed Currency (and, if the Borrowings or LC Disbursements which are the subject of a borrowing, drawing, payment, reimbursement or rate selection are denominated in Euros, the term “Business Day” shall also exclude any non-TARGET Day), (b) when used in connection with a SONIA Rate Revolving Loan, any day excluding any day which is a day on which commercial banks are authorized or required to close in London, (c) when used in connection with a Canadian Dollar Loan or a Canadian Prime Rate Loan, any day on which chartered banks are open for over-the-counter business in Toronto, Ontario, and excludes Saturday, Sunday and any other day which is a statutory holiday in Toronto, Ontario, and (d) when used in connection with a SOFR Loan, or any other calculation or determination involving SOFR, the term “Business Day” means any day that is only a U.S. Government Securities Business Day. “Canadian Sanctions and Anti-Terrorism Laws” means (i) any Canadian law, judgment, order, executive order, decree, ordinance, rule or regulation related to terrorism financing or money laundering including Part II.1 of the Criminal Code, R.S.C. 1985, c.C-46, the Proceeds of Crime (Money Laundering) and Terrorist Financing Act, S.C. 2000, c. 17, regulations promulgated pursuant to the Special Economic Measures Act, S.C. 1992, c. 17 and the United Nations Act, R.S.C. 1985, c. U-2, in each case, as amended and (ii) any economic or financial sanctions or requirements imposed, administered or enforced by the Government of Canada. “Canadian Benchmark” initially, the Term CORRA Reference Rate; provided that if a Canadian Benchmark Transition Event has occurred with respect to the Term CORRA Reference Rate, or the then-current Canadian Benchmark, then “Canadian Benchmark” means the applicable Canadian Benchmark Replacement to the extent that such Canadian Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.28(a). “Canadian Benchmark Replacement” means, with respect to any Canadian Benchmark Transition Event, (a) where a Canadian Benchmark Transition Event has occurred with respect to Term CORRA Reference Rate, Adjusted Daily Compounded CORRA; and (b) where a Canadian Benchmark Transition Event has occurred with respect to a Canadian Benchmark other than the Term CORRA Reference Rate, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant

Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Canadian Benchmark for Dollar-denominated syndicated credit facilities and (ii) the related Canadian Benchmark Replacement Adjustment. If the Canadian Benchmark Replacement as determined pursuant to clause (a) or (b) above would be less than the Canadian Floor, the Canadian Benchmark Replacement will be deemed to be the Canadian Floor for purposes of this Agreement and the other Loan Documents. “Canadian Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Canadian Benchmark with an Unadjusted Canadian Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Lead Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Canadian Benchmark with the applicable Unadjusted Canadian Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Canadian Benchmark with the applicable Unadjusted Canadian Benchmark Replacement for Canadian Dollar-denominated syndicated credit facilities at such time. “Canadian Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Canadian Benchmark: (a) in the case of clause (a) or (b) of the definition of “Canadian Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Canadian Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Canadian Benchmark Transition Event,” the first date on which such Canadian Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Canadian Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Canadian Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Canadian Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Canadian Benchmark upon the occurrence of the applicable event or events set forth therein with respect to the then-current Available Tenors of such Canadian Benchmark (or the published component used in the calculation thereof). “Canadian Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Canadian Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Canadian Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Canadian Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof), the Bank of Canada, an insolvency official with jurisdiction over the administrator for such Canadian Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Canadian Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such

Canadian Benchmark (or such component), which states that the administrator of such Canadian Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Canadian Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Canadian Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Canadian Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Canadian Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, a “Canadian Benchmark Transition Event” will be deemed to have occurred with respect to any Canadian Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor for such Canadian Benchmark (or the published component used in the calculation thereof). “Canadian Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Canadian Benchmark Replacement Date has occurred if, at such time, no Canadian Benchmark Replacement has replaced the then-current Canadian Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.28 and (b) ending at the time that a Canadian Benchmark Replacement has replaced the then-current Canadian Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.28. “Canadian Borrower” has the meaning assigned to such term in the definition of “Revolving Facility Borrowers”. “Canadian Conforming Changes” means, with respect to the use or administration of a Canadian Benchmark or the use, administration, adoption or implementation of any Canadian Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Canadian Prime Rate,” the definition of “Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of Borrowing Requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.16 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate. “Canadian Dollars” and “C$” means the lawful currency of Canada. “Canadian Floor” means with a rate of interest equal to 0.00%. “Canadian Prime Rate” means, with respect to a Canadian Prime Rate Loan, on any day the greater of: (a) the annual rate of interest announced from time to time by the Administrative Agent as being its reference rate then in effect on such day for determining interest rates on Canadian Dollar denominated commercial loans made by it in Canada; and (b) Adjusted Term CORRA for an interest period of one month in effect from time to time plus 100 basis points per annum, and provided that in no event shall the Canadian Prime Rate be less than zero for the purposes of this Agreement. The Canadian Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any change in the Canadian Prime Rate determined by the Administrative Agent shall be effective on the date the change becomes effective generally.

“Capital Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing, but excluding for the avoidance of doubt any Indebtedness convertible into or exchangeable for any of the foregoing. “Cash” means money, currency or a credit balance in any Deposit Account, in each case determined in accordance with GAAP. “Cash Equivalents” means, as at any date of determination, (a) readily marketable securities (i) issued or directly and unconditionally guaranteed or insured as to interest and principal by the U.S. government or (ii) issued by any agency or instrumentality of the U.S. the obligations of which are backed by the full faith and credit of the U.S., in each case maturing within one year after such date and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (b) readily marketable direct obligations issued by any state of the U.S. or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (d) deposits, money market deposits, time deposit accounts, certificates of deposit or bankers’ acceptances (or similar instruments) maturing within one year after such date and issued or accepted by any Lender or by any bank organized under, or authorized to operate as a bank under, the laws of the U.S., any state thereof or the District of Columbia or any political subdivision thereof and that has capital and surplus of not less than $100,000,000 and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; and (e) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (d) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s. In the case of any Investment by any Foreign Subsidiary, “Cash Equivalents” shall also include (x) Investments of the type and maturity described in clauses (a) through (e) above of foreign obligors, which Investments or obligors (or the parent companies thereof) have the ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (y) other short-term Investments utilized by Foreign Subsidiaries in accordance with normal investment practices for cash management in Investments analogous to the Investments described in clauses (a) through (e) and in this paragraph. “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code. “CFC Holdco” means a direct or indirect Domestic Subsidiary substantially all of whose assets consist of the capital stock of one or more CFCs. “Change in Law” means (a) the adoption or taking effect of any law, treaty, rule or regulation after the Closing Date, (b) any change in any law, treaty, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Closing Date or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or such Issuing Bank or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Closing Date (other than any such request, guideline or directive to comply with any law, rule or regulation that was in effect on the Closing Date). For purposes of this definition and Section 2.15, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements and directives thereunder or issued in connection therewith or in implementation thereof and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or U.S. or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case described in clauses (a), (b) and (c) above, be deemed to be a Change in Law, regardless of the date enacted, adopted, issued or implemented. A “Change of Control” shall be deemed to have occurred if (a) any “person” or “group” (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934 as in effect on the Closing Date), shall own, directly or indirectly, beneficially or of record, shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of Super Holdco, (b) [reserved], (c) any change in control (or similar event, however denominated) with respect to Super Holdco, Holdings or the Lead Borrower shall occur under and as defined in any indenture or agreement in respect of Indebtedness exceeding the Threshold Amount, (d) Super Holdco shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Capital Stock of Holdings, (e) Holdings shall cease to directly own, beneficially and of record, 100% of the issued and outstanding Capital Stock of the Lead Borrower or (f) following the joinder of any additional Borrowers, as permitted hereunder, and for so long as such Borrower has any Obligations, the Lead Borrower shall cease to directly or indirectly own, beneficially and of record, 100% of the issued and outstanding Capital Stock of any other Borrower. “Charge” means any charge, fee, expense, cost, losses, accrual or reserve of any kind. “Charged Amounts” has the meaning assigned to such term in Section 9.19. “Class”, when used in reference to any Loan, Borrowing or Commitment, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans (or as applicable, Dollar Revolving Loans or Multicurrency Revolving Loans) or respective Commitments related thereto or other loans or commitments added as a separate Class pursuant to Section 2.22, 2.23 or 9.02(c). “Closing Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02), which date is October 19, 2023. “Code” means the Internal Revenue Code of 1986 as amended. “Collateral” means any and all property of any Loan Party subject (or purported to be subject) to a Lien under any Collateral Document and any and all other property of any Loan Party, now existing or hereafter acquired, that is or becomes subject (or purported to be subject) to a Lien pursuant to any Collateral Document to secure the Secured Obligations. “Collateral Agent” has the meaning assigned to such term in the preamble to this Agreement. “Collateral and Guarantee Requirement” means, at any time, subject to (x) the applicable limitations set forth in this Agreement and/or any other Loan Document and (y) the time periods (and extensions thereof) set forth in Section 5.12, the requirement that: (a) the Administrative Agent shall have received: (i) (A) a joinder to the Loan Guaranty in substantially the form attached as an exhibit thereto, (B) a supplement to the Security Agreement in substantially the form attached as an exhibit thereto, (C) if the respective Loan Party required to comply with the requirements set forth in this definition pursuant to Section 5.12 owns registrations of or applications for U.S. Patents, Trademarks and/or Copyrights that constitute Collateral, any Notices of Grant of Security Interest in Intellectual Property, (D) the information required by the Perfection Certificate for the Loan Party and (E) UCC financing statements in appropriate form for filing in such jurisdictions as the Administrative Agent may reasonably request; and

(ii) each item of Collateral that such Loan Party is required to deliver under Section 2.02 of the Security Agreement (which, for the avoidance of doubt, shall be delivered within the time periods set forth in Section 5.12(a)); (b) the Administrative Agent shall have received with respect to any Material Real Estate Assets acquired after the Closing Date, a Mortgage and any necessary UCC fixture filing in respect thereof, in each case together with, to the extent customary and appropriate (as reasonably determined by the Administrative Agent and the Lead Borrower): (i) evidence that (A) counterparts of such Mortgage have been duly executed, acknowledged and delivered and such Mortgage and any corresponding UCC or equivalent fixture filing are in form suitable for filing or recording in all filing or recording offices that the Administrative Agent may reasonably deem necessary in order to create a valid and subsisting Lien on such Material Real Estate Asset in favor of the Administrative Agent for the benefit of the Secured Parties, (B) such Mortgage and any corresponding UCC or equivalent fixture filings have been duly recorded or filed, as applicable, and (C) all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent; (ii) one or more fully paid policies of title insurance (the “Mortgage Policies”) in an amount reasonably acceptable to the Administrative Agent (not to exceed the fair market value of the Material Real Estate Asset covered thereby (as reasonably determined by the Lead Borrower)) issued by a nationally recognized title insurance company in the applicable jurisdiction that is reasonably acceptable to the Administrative Agent, insuring the relevant Mortgage as having created a valid subsisting Lien on the real property described therein with the ranking or the priority which it is expressed to have in such Mortgage, subject only to Permitted Liens, together with such endorsements, coinsurance and reinsurance as the Administrative Agent may reasonably request to the extent the same are available in the applicable jurisdiction; (iii) customary legal opinions of local counsel for the relevant Loan Party in the jurisdiction in which such Material Real Estate Asset is located, and if applicable, in the jurisdiction of formation of the relevant Loan Party, in each case as the Administrative Agent may reasonably request; and (iv) surveys (or no-change affidavits or similar documents sufficient for the title insurance company issuing the Mortgage Policies to omit the preprinted survey exception therein and issue the endorsements required by clause (ii) above) and appraisals (if required under the Financial Institutions Reform Recovery and Enforcement Act of 1989, as amended) and, no later than 5 Business Days before the effective day of any Mortgage, “Life-of-Loan” flood certifications and any borrower notices required under Regulation H (together with evidence of available federal flood insurance for any such Flood Hazard Property located in a flood hazard area); provided that the Administrative Agent may in its reasonable discretion accept any such existing survey, appraisal, certification or notice so long as such existing survey, appraisal, certification or notice satisfies any applicable legal requirements. “Collateral Documents” means, collectively, (i) the Security Agreement, (ii) each Mortgage, (iii) each Notice of Grant of Security Interest in Intellectual Property, (iv) any supplement to any of the foregoing delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”, (v) the Perfection Certificate (including any Perfection Certificate delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”) and any Perfection Certificate Supplement (including any Perfection Certificate Supplement delivered to the Administrative Agent pursuant to the definition of “Collateral and Guarantee Requirement”) and (vi) each of the other instruments and documents pursuant to which any Loan Party grants a Lien on any Collateral as security for payment of the Secured Obligations.

“Commercial Letter of Credit” means any Letter of Credit issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by the Lead Borrower or any of its subsidiaries in the ordinary course of business of such Person. “Commercial Tort Claim” has the meaning set forth in Article 9 of the UCC. “Commitment” means, with respect to each Lender, such Lender’s Revolving Credit Commitment and Additional Commitment, as applicable, in effect as of such time. “Commitment Fee Rate” means, for each calendar quarter or portion thereof, the applicable rate per annum set forth below based upon the Total Net Leverage Ratio as of the last day of the last Test Period; provided that until the first Adjustment Date following the completion of the first Fiscal Quarter ending after the Closing Date, the “Commitment Fee Rate” shall be the applicable rate per annum set forth below in Category 4: Total Net Leverage Ratio Dollar Revolving Facility and Multicurrency Revolving Facility Commitment Fee Rate Category 1 Greater than 5.00 to 1.00 0.40% Category 2 Less than or equal to 5.00 to 1.00 but greater than 3.00 to 1.00 0.30% Category 3 Less than or equal to 3.00 to 1.00 but greater than 1.00 to 1.00 0.25% Category 4 Less than or equal to 1.00 to 1.00 0.20% The Commitment Fee Rate shall be adjusted quarterly on a prospective basis on each Adjustment Date based upon the Total Net Leverage Ratio in accordance with the table set forth above; provided that if financial statements are not delivered when required pursuant to Section 5.01(a) or (b), as applicable, the Commitment Fee Rate shall be the rate per annum set forth above in Category 1 until such financial statements are delivered in compliance with Section 5.01(a) or (b), as applicable. “Commitment Schedule” means the Schedule attached hereto as Schedule 1.01(a). “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.). “Company Competitor” means any competitor of the Borrowers and/or any of their subsidiaries. “Compliance Certificate” means a Compliance Certificate substantially in the form of Exhibit C. “Confidential Information” has the meaning assigned to such term in Section 9.13. “Consolidated Adjusted EBITDA” means, with respect to any specified Person for any period, the Consolidated Net Income of such Person for such period plus, without duplication:

(a) provision for taxes based on income or profits of such Person and its Restricted Subsidiaries for such period, to the extent that such provision for taxes was deducted in computing such Consolidated Net Income; plus (b) Fixed Charges of such Person and its Restricted Subsidiaries for such period, to the extent that any such Fixed Charges were deducted in computing such Consolidated Net Income; plus (c) depreciation, amortization (including amortization of goodwill, software and other intangibles but excluding amortization of prepaid Cash expenses that were paid in a prior period) and other non-Cash expenses (excluding any such non-Cash expense to the extent that it represents an accrual of or reserve for Cash expenses in any future period or amortization of a prepaid Cash expense that was paid in a prior period) of such Person and its Restricted Subsidiaries for such period to the extent that such depreciation, amortization and other non-Cash expenses were deducted in computing such Consolidated Net Income; plus (d) (i) unusual or non-recurring charges, (ii) relocation costs and integration costs or reserves (including such items related to proposed and completed acquisitions and Dispositions and to closure/consolidation of facilities), (iii) Transaction Costs, (iv) [reserved], (v) severance costs, including such costs related to proposed and completed Investments permitted by this Agreement and Dispositions and to closure/consolidation of facilities, in each case incurred by the Lead Borrower and its Restricted Subsidiaries, (vi) transaction fees and Charges (1) incurred in connection with the consummation of any transaction (or any transaction proposed and not consummated) permitted under this Agreement, including the issuance or offering of Capital Stock, Investments, acquisitions, Dispositions, recapitalizations, mergers, consolidations or amalgamations, option buyouts or incurrences, repayments, refinancings, amendments or modifications of Indebtedness (including any amortization or write-off of debt issuance or deferred financing costs, premiums and prepayment penalties) or similar transactions and/or (2) that are actually reimbursed or reimbursable by third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance; provided that in respect of any fee, cost, expense or reserve that is added back in reliance on clause (2) above, such Person in good faith expects to receive reimbursement for such fee, cost, expense or reserve within the next four Fiscal Quarters (it being understood that to the extent any reimbursement amount is not actually received within such Fiscal Quarters, such reimbursement amount shall be deducted in calculating Consolidated Adjusted EBITDA for such Fiscal Quarters), (vii) any non-Cash charge or expense realized or resulting from stock option plans, employee benefit plans or post- employment benefit plans, or grants or sales of stock, stock appreciation or similar rights, stock options, restricted stock, Disqualified Capital Stock or other rights, (viii) unrealized non-Cash losses and expenses resulting from fair value accounting required by the applicable standard under GAAP and related interpretations, (ix) any charges resulting from the application of FASB ASC 350, Intangibles — Goodwill and Other, Accounting Standards Codification Topic 360-10-35-15, Impairment or Disposal of Long-Lived Assets, Accounting Standards Codification Topic 480-10-25-4, Distinguishing Liabilities from Equity—Overall Recognition, or Accounting Standards Codification Topic 820 Fair Value Measurements and Disclosures, the amortization of intangibles arising pursuant to FASB ASC 805, Business Combinations, non-Cash interest expense resulting from the application of Accounting Standards Codification Topic 470-20 Debt—Debt with Conversion Options—Recognition, and any non-Cash income tax expense that results from the inability to include deferred tax liabilities related to indefinite-lived intangible assets as future reversals of temporary differences under FASB ASC 740-10-30-18 and (x) restructuring and related charges and acquisition and related integration charges, including but not limited to, restructuring charges related to the Transactions; plus (e) pro forma adjustments, including pro forma “run rate” cost savings, operating expense reductions, operational improvements and cost synergies (collectively, “Expected Cost Savings”) (net of actual amounts realized) that are reasonably identifiable and projected by the Lead Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are expected to be taken within 18 months after the end of such period (in the good faith determination of such Person) related to any permitted asset sale, acquisition (including the commencement of activities constituting a business line), combination, Investment, Disposition (including the termination or discontinuance of activities constituting a business line), operating improvement, restructuring, cost savings initiative, any similar initiative (including the renegotiation or renewal of contracts and other arrangements or efficiencies from the shifting of production of one or more products from one manufacturing facility to another) and/or specified transaction, in each case prior to, on or after the Closing Date (calculated on a Pro Forma Basis as though such Expected Cost Savings had been realized in full on the first day of such period) (any such operating improvement, restructuring, cost savings initiative or similar initiative or specified transaction, a “Cost Saving Initiative”); provided that a duly completed certificate signed by a Responsible Officer of the Lead Borrower shall be delivered to the Administrative Agent together with the officer’s certificate required to be delivered pursuant to Section 5.01(c), certifying that (x) such Expected Cost Savings (in the good faith determination of such Person, as certified by a chief financial officer, treasurer or equivalent officer of such Person) and (y) such cost savings, operational expense improvements and cost synergies are expected in good faith to be realized within 18 months of the end of such period; provided, further, that the aggregate amount included in Consolidated Adjusted EBITDA pursuant to this clause (e) for any Test Period shall not exceed 25% of Consolidated Adjusted EBITDA (calculated after giving effect to any adjustments pursuant to this clause (e)); minus (f) to the extent such amounts otherwise increase Consolidated Net Income, (i) non- Cash items increasing such Consolidated Net Income for such period other than the accrual of revenue consistent with past practice, in each case, on a consolidated basis and determined in accordance with GAAP, (ii) unrealized net gains (x) due to fluctuations in currency values and the related tax effects or (y) in the fair market value of any arrangements under Derivative Transactions, (iii) the amount included in Consolidated Net Income pursuant to clause (ix) of the definition thereof (as described in such clause) to the extent the relevant business interruption insurance proceeds were not received within the time period required by such clause, and (iv) to the extent that such Person adds back the amount of any non-Cash charge to Consolidated Adjusted EBITDA pursuant to clause (c) above, the Cash payment in respect thereof in the relevant future period. Notwithstanding anything to the contrary herein, it is agreed that for the purpose of calculating the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio and the Fixed Charge Coverage Ratio for any period that includes the Fiscal Quarters ended July 2, 2023, April 2, 2023, January 1, 2023 and September 30, 2022, (i) Consolidated Adjusted EBITDA for the Fiscal Quarter ended July 2, 2023 shall be deemed to be $64.0 million, (ii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended April 2, 2023 shall be deemed to be $81.0 million, (iii) Consolidated Adjusted EBITDA for the Fiscal Quarter ended January 1, 2023 shall be deemed to be $94.0 million, and (iv) Consolidated Adjusted EBITDA for the Fiscal Quarter ended September 30, 2022 shall be deemed to be $84.0 million; provided that (x) for the four Fiscal Quarter period ended July 2, 2023, Consolidated Adjusted EBITDA shall be deemed to be $323.0 million and (y) for any subsequent four Fiscal Quarter period that includes any of the Fiscal Quarters described under clauses (i) through (iv) above, Consolidated Adjusted EBITDA shall include the applicable amounts set forth in such clauses and the Pro Forma Basis calculation shall be in accordance with the terms thereof. “Consolidated First Lien Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a first priority Lien on the Collateral of such Person or its Restricted Subsidiaries. “Consolidated Net Income” means, with respect to any specified Person for any period, the aggregate of the Net Income of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that: (i) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in Cash to the specified Person or a Restricted Subsidiary thereof; (ii) the Net Income of any Restricted Subsidiary (other than a Subsidiary Guarantor) shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its equityholders; (iii) [reserved]; (iv) the cumulative effect of a change in accounting principles shall be excluded;

(v) [reserved]; (vi) (a) unrealized gains and losses due solely to fluctuations in currency values and the related tax effects according to GAAP shall be excluded (until realized, at which time such gains or losses shall be included); and (b) unrealized gains and losses with respect to obligations under any Derivative Transactions shall be excluded (until realized, at which time such gains or losses shall be included); (vii) [reserved]; (viii) [reserved]; and (ix) to the extent covered by insurance and actually reimbursed, or, so long as such Person has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is (a) approved by the applicable carrier in writing within 180 days and (b) in fact reimbursed within 365 days of the date of such evidence (with a deduction for any amount so added back to the extent not so reimbursed within 365 days), (i) expenses with respect to liability or casualty events or business interruption shall be excluded and (ii) amounts received, or estimated in good faith to be received, from insurance in respect of lost earnings in respect of liability or causality events or business interruption shall be included (with a deduction for (x) amounts actually received up to such estimated amount to the extent included in Net Income in a future period and (y) for estimated amounts in excess of amounts actually received in a future period). Notwithstanding the foregoing, for the purpose of calculating the Available Amount only, there shall be excluded from Consolidated Net Income, without duplication, any income consisting of dividends, repayments of loans or advances or other transfers of assets from non-wholly owned Restricted Subsidiaries, Unrestricted Subsidiaries or joint ventures to the Lead Borrower or any of its Restricted Subsidiary, and any income consisting of a return of capital, repayment or other proceeds from dispositions or repayments of Investments, in each case to the extent such income would be included in Consolidated Net Income and such related dividends, repayments, transfers, return of capital or other proceeds are applied by the Loan Parties to increase the Available Amount. “Consolidated Secured Debt” means, as to any Person at any date of determination, the aggregate principal amount of Consolidated Total Debt outstanding on such date that is secured by a Lien on the Collateral of such Person or its Restricted Subsidiaries. “Consolidated Total Assets” means, at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption “total assets” (or any like caption) on a consolidated balance sheet of the applicable Person at such date. “Consolidated Total Debt” means, as to any Person at any date of determination, the aggregate principal amount of all third party debt for borrowed money (including LC Disbursements that have not been reimbursed in accordance with the terms hereof and the outstanding principal balance of all Indebtedness of such Person represented by notes, bonds and similar instruments), Capital Leases and purchase money Indebtedness (but excluding, for the avoidance of doubt, undrawn letters of credit). “Contractual Obligation” means, as applied to any Person, any provision of any Security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Copyright” means the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright whether published or unpublished, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing. “CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator). “Cost Saving Initiative” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R.§ 382.2(b). “Covered Party” shall have the meaning provided in Section 9.25. “Credit Extension” means each of (i) the making of a Revolving Loan or (ii) the issuance, amendment, modification, renewal or extension of any Letter of Credit (other than any such amendment, modification, renewal or extension that does not increase the Stated Amount of the relevant Letter of Credit). “Credit Facilities” means the Revolving Facility. “Cure Amount” has the meaning assigned to such term in Section 6.15(b). “Cure Right” has the meaning assigned to such term in Section 6.15(b). “Daily Compounded CORRA” means, for any day (a “Daily Compounded CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day, the “Daily Compounded CORRA Determination Day”), that is five (5) Business Days prior to (i) if such Daily Compounded CORRA Rate Day is a Business Day, such Daily Compounded CORRA Rate Day or (ii) if such Daily Compounded CORRA Rate Day is not a Business Day, the Business Day immediately preceding such Daily Compounded CORRA Rate Day, in each case, as CORRA is published by the administrator; provided, however, that if as of 5:00 p.m. (Toronto time) on any Daily Compounded CORRA Determination Day, CORRA for the applicable tenor has not been published by the administrator and a Canadian Benchmark Replacement Date with respect to Daily Compounded CORRA has not occurred, then Daily Compounded CORRA will be CORRA as published by the administrator on the first preceding Business Day for which CORRA was published by the administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Daily Compounded CORRA Determination Day; provided, that to the extent such rate as determined above shall, at any time, be less than the Canadian Floor, such rate shall be deemed to be Canadian Floor for all purposes herein. “Daily Compounded CORRA Adjustment” means 0.29547% (29.547 basis points) for a tenor of one-month’s duration, and 0.32138% (32.138 basis points) for a tenor of three-months’ duration. “Daily Compounded CORRA Determination Day” has the meaning set forth in the definition of “Daily Compounded CORRA.” “Daily Compounded CORRA Loan” means a Loan that bears interest at a rate based on Adjusted Daily Compounded CORRA. “Daily Compounded CORRA Rate Day” has the meaning set forth in the definition of “Daily Compounded CORRA.”

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day, the “SOFR Determination Day”), that is five (5) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided, however, that if as of 5:00 p.m. (New York City time) on any SOFR Determination Day Daily Simple SOFR for the applicable tenor has not been published by the SOFR Administrator and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then Daily Simple SOFR will be the Daily Simple SOFR as published by the SOFR Administrator on the first preceding U.S. Government Securities Business Day for which Daily Simple SOFR was published by the SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such SOFR Determination Day; provided, that to the extent such rate as determined above shall, at any time, be less than the Floor, such rate shall be deemed to be Floor for all purposes herein. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the U.S. or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition which upon notice, lapse of time or both would become an Event of Default. “Defaulting Lender” means any Lender that has (a) defaulted in its obligations under this Agreement, including without limitation, (x) to make a Loan within two Business Days of the date required to be made by it hereunder or (y) to fund its participation in a Letter of Credit required to be funded by it hereunder within two Business Days of the date such obligation arose or such Loan or Letter of Credit was required to be made or funded, unless such Lender notifies the Administrative Agent and the Lead Borrower in writing that such failure is the result of such Lender’s good faith determination that one or more conditions to funding (which conditions precedent, together with the applicable default or breach of a representation, if any shall be specifically identified in writing) has not been satisfied, (b) notified the Administrative Agent or any Issuing Bank or any Loan Party in writing that it does not intend to satisfy any such obligation or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under agreements in which it commits to extend credit generally, (c) failed, within three Business Days after the request of Administrative Agent or the Lead Borrower, to confirm in writing that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent, (d) after the Closing Date, become (or any parent company thereof has become) insolvent or been determined by any Governmental Authority having regulatory authority over such Person or its assets, to be insolvent, or the assets or management of which has been taken over by any Governmental Authority or (e) after the Closing Date, become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in, any such proceeding or appointment, unless in the case of any Lender subject to this clause (e), the Lead Borrower and the Administrative Agent shall each have determined that such Lender intends, and has all approvals required to enable it (in form and substance satisfactory to each of the Lead Borrower and the Administrative Agent), to continue to perform its obligations as a Lender hereunder; provided that no Lender shall be deemed to be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in such Lender or its parent by any Governmental Authority; provided that such action does not result in or provide such Lender with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contract or agreement to which such Lender is a party. “Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit. “Derivative Transaction” means (a) any interest-rate transaction, including any interest-rate swap, basis swap, forward rate agreement, interest rate option (including a cap, collar or floor), and any other instrument linked to interest rates that gives rise to similar credit risks (including when-issued securities and forward deposits accepted), (b) any exchange-rate transaction, including any cross-currency interest-rate swap, any forward foreign-exchange contract, any currency option, and any other instrument linked to exchange rates that gives rise to similar credit risks, (c) any equity derivative transaction, including any equity-linked swap, any equity-linked option, any forward equity-linked contract, and any other instrument linked to equities that gives rise to similar credit risk and (d) any commodity (including precious metal) derivative transaction, including any commodity-linked swap, any commodity-linked option, any forward commodity-linked contract, and any other instrument linked to commodities that gives rise to similar credit risks; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees, members of management, managers or consultants of the Lead Borrower or its subsidiaries shall be a Derivative Transaction. “Designated Gross Amount” means the amount notified by the applicable Revolving Facility Borrower to the Administrative Agent upon the establishment of a Multi-account Overdraft as being the maximum amount of Gross Outstandings that will, at any time, be outstanding under that Multi-account Overdraft. “Designated Net Amount” means the amount notified by the relevant Revolving Facility Borrower to the Administrative Agent upon the establishment of a Multi-account Overdraft as being the maximum amount of Net Outstandings that will, at any time, be outstanding under that Multi-account Overdraft. “Designated Non-Cash Consideration” means the fair market value (as determined by the Lead Borrower in good faith) of non-Cash consideration received by the Lead Borrower or any Restricted Subsidiary in connection with any Disposition pursuant to Section 6.07(h) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Lead Borrower, setting forth the basis of such valuation (which amount will be reduced by the amount of Cash or Cash Equivalents received in connection with a subsequent sale or conversion of such Designated Non- Cash Consideration to Cash or Cash Equivalents). “Disposition” or “Dispose” means the sale, lease, sublease, transfer or other disposition of any property of any Person. “Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Capital Stock and other than upon an asset sale or change in control if such right is subject to the prior payment in full of the Obligations), in whole or in part, on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Capital Stock that would constitute Disqualified Capital Stock, in each case at any time on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued, (c) contains any mandatory repurchase obligation or any other repurchase obligation at the option of the holder thereof (other than for Qualified Capital Stock), in whole or in part, which may come into effect prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute Disqualified Capital Stock) or (d) provides for the scheduled payments of dividends in Cash on or prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued; provided that any Capital Stock that would not constitute Disqualified Capital Stock but for provisions thereof giving holders thereof (or the holders of any security into or for which such Capital Stock is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Capital Stock upon the occurrence of any change in control or any Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Capital Stock is issued shall not constitute Disqualified Capital Stock if such Capital Stock provides that the issuer thereof will not redeem any such Capital Stock pursuant to such provisions prior to the Termination Date. Notwithstanding the preceding sentence, (A) if such Capital Stock is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants or by any such plan to such directors, officers, employees, members of management, managers or consultants, in each case in the ordinary course of business of Holdings, the Lead Borrower or any Restricted Subsidiary, such Capital Stock shall not constitute Disqualified Capital Stock solely because it may be required to be repurchased by the issuer thereof in order to satisfy applicable statutory or regulatory obligations, and (B) no Capital Stock held by any future, present or former employee, director, officer, manager, member of management or consultant (or their respective Affiliates or Immediate Family Members) of the Lead Borrower (or any Parent Company or any subsidiary) shall be considered Disqualified Capital Stock because such stock is redeemable or subject to repurchase pursuant to any management equity subscription agreement, stock option, stock appreciation right or other stock award agreement, stock ownership plan, put agreement, stockholder agreement or similar agreement that may be in effect from time to time. “Disqualified Institution” means (a) each bank, financial institution or other institutional lender and Company Competitor or Affiliate of a Company Competitor identified on a list made available to the Arrangers on October 17, 2023 (as such list may be supplemented from time to time by the Lead Borrower pursuant to clause (b) below) and (b) any other person designated in writing to the Administrative Agent after the Closing Date to the extent such person becomes a Company Competitor or is or becomes an Affiliate of a Company Competitor (and is reasonably identifiable as such on the basis of such Affiliate’s name), which designation shall become effective two days after delivery of each such written supplement to the Administrative Agent, but which shall not apply retroactively to disqualify any persons with respect to any amounts that such person has previously acquired by assignment or participation interest in the Loans and Commitments; provided that a Company Competitor or an Affiliate of a Company Competitor shall not include any Bona Fide Debt Fund. “Dollar Equivalent” means, with respect to (i) an amount denominated in U.S. Dollars, such amount, (ii) an amount denominated in any Agreed Currency, the equivalent in U.S. Dollars of such amount determined at the Exchange Rate on the applicable date designated by the Administrative Agent, and (iii) any Ancillary Commitment (or Ancillary Outstandings), (A) if the amount specified in the notice delivered to the Administrative Agent by the Borrower pursuant to Section 2.26(a)(ii) is in U.S. Dollars, the amount thereof and (B) if the amount specified is denominated in Agreed Currency, the amount thereof converted to U.S. Dollars in accordance with Section 1.09. “Dollar LC Disbursement” means a payment or disbursement made by an Issuing Bank pursuant to a Dollar Letter of Credit. “Dollar LC Exposure” means, at any time, the sum of (a) the aggregate undrawn and unexpired amount of all outstanding Dollar Letters of Credit at such time and (b) the aggregate principal amount of all Dollar LC Disbursements that have not yet been reimbursed at such time. The Dollar LC Exposure of any Revolving Lender at any time shall equal its Dollar Revolving Applicable Percentage of the aggregate Dollar LC Exposure at such time. For all purposes of this Agreement, (x) if on any date of determination a Dollar Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Dollar Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn and (y) unless otherwise specified herein, the amount of a Dollar Letter of Credit at any time shall be deemed to be the stated amount of such Dollar Letter of Credit in effect at such time; provided that with respect to any Dollar Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Dollar Letter of Credit shall be deemed to be the maximum stated amount of such Dollar Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. “Dollar LC Obligations” means, at any time, the sum of (a) the amount available to be drawn under Dollar Letters of Credit then outstanding, assuming compliance with all requirements for drawings referenced therein, plus (b) the aggregate principal amount of all unreimbursed Dollar LC Disbursements.

“Dollar Letter of Credit” means any Standby Letter of Credit or Commercial Letter of Credit denominated in U.S. Dollars issued (or, in the case of any Existing Dollar Letter of Credit, deemed to be issued) pursuant to this Agreement under the Dollar Revolving Facility. “Dollar Letter of Credit Sublimit” means $60 million. For the avoidance of doubt, Existing Dollar Letters of Credit shall be counted towards the Dollar Letter of Credit Sublimit. “Dollar Revolving Applicable Percentage” means, with respect to any Dollar Revolving Lender for any Class, the percentage of the Total Dollar Revolving Credit Commitment represented by such Lender’s Dollar Revolving Credit Commitment for such Class; provided that for purposes of Section 2.21 and otherwise herein, when there is a Defaulting Lender, any such Defaulting Lender’s Dollar Revolving Credit Commitment shall be disregarded in the relevant calculations. In the event the Dollar Revolving Credit Commitments for any Class shall have expired or been terminated, the Dollar Revolving Applicable Percentages of any Dollar Revolving Lender of such Class shall be determined on the basis of the Dollar Revolving Credit Exposure of the applicable Dollar Revolving Lenders of such Class, giving effect to any assignments and to any Dollar Revolving Lender’s status as a Defaulting Lender at the time of determination. “Dollar Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Dollar Revolving Loans (and acquire participations in Dollar Letters of Credit) hereunder as set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender assumed its Dollar Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, Section 2.11, Section 2.19 or Section 9.02(c), (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05, (c) increased as part of an Incremental Revolving Facility or (d) other than for purposes of determining the Required Lenders, if such Lender is an Ancillary Lender, decreased by the amount of such Lender’s Ancillary Commitment (and increased to the extent such Ancillary Commitment is subsequently reduced, cancelled or terminated). “Dollar Revolving Credit Exposure” means, with respect to any Lender at any time, the aggregate Outstanding Amount at such time of all Dollar Revolving Loans of such Lender plus the aggregate amount at such time of such Lender’s Dollar LC Exposure. “Dollar Revolving Facility” means, at any time, the aggregate amount of the Dollar Revolving Lenders’ Dollar Revolving Credit Commitments at such time, which shall be funded in U.S. Dollars. “Dollar Revolving Lender” means a Lender with a Dollar Revolving Credit Commitment or an Additional Revolving Commitment or an outstanding Dollar Revolving Loan or Additional Revolving Loan. “Dollar Revolving Loans” means the revolving Loans under the Dollar Revolving Facility made by the Lenders to the Lead Borrower pursuant to Section 2.01(a)(ii), 2.22, 2.23 or 9.02(c)(ii). “Dollar Revolving Credit Maturity Date” means the date that is five years after the Closing Date. “Domestic Subsidiary” means any Restricted Subsidiary incorporated or organized under the laws of the U.S., any state thereof or the District of Columbia. “DQ List” has the meaning assigned to such term in Section 9.05(f)(iv). “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, or finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender or (d) any Approved Fund of any Lender; provided that in any event, “Eligible Assignee” shall not include (i) any natural person, (ii) so long as no Event of Default under Section 7.01(a), (f) or (g) has occurred and is continuing, any Disqualified Institution or (iii) the Lead Borrower or any of its Affiliates. “Engagement Letter” means that certain Engagement Letter, dated as of September 25, 2023, by and between the Lead Borrower and Royal Bank of Canada. “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, land surface and subsurface strata & natural resources such as wetlands, flora and fauna. “Environmental Claim” means any written notice, notice of violation, claim, action, suit, proceeding, demand, abatement order or other order (conditional or otherwise), by any Governmental Authority or any other Person, arising (a) pursuant to or in connection with any actual or alleged violation of any Environmental Law; (b) in connection with any Hazardous Material or any actual or alleged Hazardous Materials Activity; or (c) in connection with any actual or alleged damage, injury, threat or harm to the Environment. “Environmental Laws” means any and all foreign or domestic, federal or state (or any subdivision of either of them), statutes, ordinances, orders, rules, regulations, judgments, Governmental Authorizations, or any other applicable requirements of Governmental Authorities and common law relating to (a) environmental matters, including those relating to any Hazardous Materials Activity; or (b) the generation, use, storage, transportation or disposal of or exposure to Hazardous Materials, in any manner applicable to the Lead Borrower or any of its Restricted Subsidiaries or any Facility. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental investigation or remediation, fines, penalties or indemnities), resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials into the Environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means, as applied to any Person, (a) any corporation which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Code of which that Person is a member; and (b) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of Section 414(c) of the Code of which that Person is a member; or solely for purposes of Section 412 of the Code, an affiliated service group under Code Section 414(m). “ERISA Event” means (a) a “reportable event” within the meaning of Section 4043 of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the 30-day notice period has been waived); (b) the failure to meet the minimum funding standard of Section 412 of the Code with respect to any Pension Plan, or the filing of any request for or receipt of a minimum funding waiver under Section 412 of the Code with respect to any Pension Plan or a failure to make a required contribution to a Multiemployer Plan; (c) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of

ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (d) the withdrawal by the Lead Borrower, any of its Restricted Subsidiaries or any of its respective ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting in liability to the Lead Borrower, any of its Restricted Subsidiaries or any of its respective ERISA Affiliates pursuant to Section 4063 or 4064 of ERISA; (e) the institution by the PBGC of proceedings to terminate any Pension Plan; (f) the imposition of liability on the Lead Borrower, any of its Restricted Subsidiaries or any of its respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (g) a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) of the Lead Borrower, any of its Restricted Subsidiaries or any of its respective ERISA Affiliates from any Multiemployer Plan, or the receipt by the Lead Borrower, any of its Restricted Subsidiaries or any of its respective ERISA Affiliates of notice from any Multiemployer Plan that it is in insolvency pursuant to Section 4245 of ERISA, or that it intends to terminate or has terminated under Section 4041A or 4042 of ERISA or is in “endangered” or “critical” status, within the meaning of Section 432 of the Code or Section 305 of ERISA; (h) a failure by the Lead Borrower, any of its Restricted Subsidiaries or any of its respective ERISA Affiliates to pay when due (after expiration of any applicable grace period) any installment payment with respect to withdrawal liability under Section 4201 of ERISA; (i) a determination that any Pension Plan is, or is reasonably expected to be, in “at-risk” status, within the meaning of Section 430(i)(4) of the Code or Section 303(i)(4) of ERISA; or (j) the incurrence of liability or the imposition of a Lien pursuant to Section 436 or 430(k) of the Code or pursuant to ERISA with respect to any Pension Plan. “Erroneous Payment” has the meaning assigned to it in Section 8.02(a). “Erroneous Payment Return Deficiency” has the meaning assigned to it in Section 8.02(d). “European Insolvency Regulation” means Council Regulation (EC) No. 1346/2000 of May 29, 2012 on Insolvency Proceedings, as amended from time to time. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “EURIBOR” means the Euro Interbank Offered Rate, as administered by the European Money Markets Institute (or any other Person that takes over the administration of such rate) for a period equal in length to such Interest Period, as displayed on the applicable Reuters page (or on any successor or substitute page or service providing such quotations as determined by the Administrative Agent from time to time). “EURIBOR Rate” means, for any day, with respect to any Credit Extension denominated in Euros, the rate per annum equal to EURIBOR determined pursuant to the definition thereof; provided that in no event shall the EURIBOR Rate be less than 0.00% per annum for the purposes of this Agreement. “EURIBOR Rate Revolving Loan” means a Revolving Loan that bears interest at a rate based on the definition of “EURIBOR Rate.” All EURIBOR Rate Revolving Loans must be denominated in Euros. “Event of Default” has the meaning assigned to such term in Article 7. “Exchange Act” means the Securities Exchange Act of 1934 and the rules and regulations of the SEC promulgated thereunder. “Exchange Currency” has the meaning assigned to such term in the definition of “Exchange Rate”. “Exchange Rate” means on any day with respect to any currency (the “Initial Currency”), the rate at which such currency may be exchanged into another currency (the “Exchange Currency”), as set forth at approximately the close of business on the Business Day that such conversion is to be made (or, if such conversion is to be made before close of business on such Business Day, then at approximately the close of business on the immediately preceding Business Day) on such day on the Reuters World Currency Page for the Initial Currency; in

the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Lead Borrower, or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of the Initial Currency are then being conducted, at or about the close of business on the Business Day that such conversion is to be made (or, if such conversion is to be made before close of business on such Business Day, then at approximately the close of business on the immediately preceding Business Day) for the purchase of the Exchange Currency for delivery two Business Days later; provided that if at the time of any such determination, no such spot rate can reasonably be quoted, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, and such determination shall be conclusive absent manifest error. “Excluded Assets” means each of the following: (a) any contract, instrument, lease, licenses, agreement, franchise, charter, authorization, or other document as to which the grant of a security interest would (i) constitute a violation of a restriction in favor of a third party (other than the Lead Borrower or any of its Restricted Subsidiaries) or result in the abandonment, invalidation or unenforceability of any right of the relevant Loan Party, unless and until any required consents shall have been obtained, or (ii) result in a breach, termination (or a right of termination) or default under such contract, instrument, lease, license, agreement, franchise, charter, authorization or other document (including pursuant to any “change of control” or similar provision); provided, however, that any such asset will only constitute an Excluded Asset under clause (i) or clause (ii) above to the extent such violation or breach, termination (or right of termination) or default would not be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law; provided, further, that any such asset shall cease to constitute an Excluded Asset at such time as the condition causing such violation, breach, termination (or right of termination) or default or right to amend or require other actions no longer exists and to the extent severable, the security interest granted under the applicable Collateral Document shall attach immediately to any portion of such contract, instrument, lease, license, agreement, franchise, charter, authorization or document that does not result in any of the consequences specified in clauses (i) and (ii) above, (b) the Capital Stock of any (i) Immaterial Subsidiary (except to the extent the security interest in such Capital Stock may be perfected by the filing of a Form UCC-1 (or similar) financing statement), (ii) Unrestricted Subsidiary (except to the extent the security interest in such Capital Stock may be perfected by the filing of a Form UCC-1 (or similar) financing statement), and/or (iii) not-for-profit subsidiary, (c) (i) any intent-to-use (or similar) Trademark application prior to the filing and acceptance of a “Statement of Use”, “Amendment to Allege Use” or similar filing with respect thereto, only to the extent, if any, that, and solely during the period, in which, if any, the grant of a security interest therein may impair the validity or enforceability of such intent-to-use Trademark application under applicable law and (ii) unless agreed to by the Lead Borrower and the Administrative Agent, any IP Rights registered or applied for in any foreign jurisdiction, (d) any asset or property, the grant or perfection of a security interest in which would (A) require any governmental or third party consent, approval, license or authorization that has not been obtained, (B) be prohibited by enforceable anti-assignment provisions of applicable Requirements of Law, except, in the case of this clause (B), to the extent such prohibition would be rendered ineffective under the UCC or other applicable law notwithstanding such prohibition, or (C) be prohibited by enforceable anti-assignment provisions of contracts governing such asset in existence on the Closing Date (or on the date of acquisition of the relevant asset (and in each case not entered into in anticipation of the Closing Date or such acquisition and except, in each case, to the extent that term in such contract providing for such prohibition purports to prohibit the granting of a security interest over all assets of such Loan Party or any other Loan Party)) other than to the extent such prohibition would be rendered in effective under the UCC or other applicable law, (e) (i) any leasehold Real Estate Asset, (ii) any owned Real Estate Asset that is not a Material Real Estate Asset and (iii) any fixtures affixed to any Real Estate Asset to the extent a security interest in such fixtures may not be perfected by a Form UCC-1 (or similar) financing statement in the jurisdiction of organization of the applicable Loan Party or the jurisdiction of location of such assets, as applicable, (f) any interest in any partnership, joint venture or non-Wholly-Owned Subsidiary which cannot be pledged without (i) the consent of one or more third parties other than the Lead Borrower or any of its Restricted Subsidiaries (after giving effect to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law) or (ii) giving rise to a “right of first refusal”, a “right of first offer” or a similar right that may be exercised by any third party, (g) any Margin Stock, (h) (i) the Capital Stock of any Foreign Subsidiary that is a CFC or of a CFC Holdco, other than 65% of the issued and outstanding voting Capital Stock and 100% of the issued and outstanding non-voting Capital Stock of each such first-tier subsidiary, (ii) the Capital Stock of any Subsidiary of such first-tier subsidiary described in clause (i) above and (iii) the assets of any (x) Excluded Subsidiary or (y) Subsidiary substantially all of the assets of which consist of the Capital Stock of an Excluded Subsidiary, (i) Commercial Tort Claims with a value (as reasonably estimated by the Lead Borrower) of less than $15,000,000, (j) any Cash or Cash Equivalents comprised of (a) funds specially and exclusively used or to be used for payroll and payroll taxes and other employee benefit payments to or for the benefit of any Loan Party’s employees, (b) funds used or to be used to pay all Taxes required to be collected, remitted or withheld (including, without limitation, U.S. federal and state withholding Taxes (including the employer’s share thereof)) and (c) any other funds which any Loan Party holds as an escrow or fiduciary for the benefit of another Person, (k) any accounts receivable and related assets (or interests therein) that are (i) sold to any Receivables Subsidiary or (ii) otherwise pledged, factored, transferred or sold in connection with any Permitted Receivables Financing, (l) (i) as-extracted collateral, (ii) timber to be cut, (iii) farm products, or (iv) manufactured homes, in the case of clauses (l)(iii) and (l)(iv), other than to the extent constituting inventory, (m) assets subject to liens securing permitted securitization financing (including receivables financings); (n) any payroll accounts, tax accounts, accounts or funds held or received on behalf of third parties, (o) any asset subject to a Lien of the type permitted by Section 6.02(m), 6.02(n), or 6.02(o), in each case if, to the extent and for so long as the grant of a Lien thereon or the assignment thereof to secure any Secured Obligations is prohibited or requires the consent of any Person (other than any Loan Party) as a condition to the creation of any other security interest on such asset, and (p) any asset with respect to which the Administrative Agent and the Lead Borrower have reasonably determined that the cost, burden, difficulty or consequence (including any effect on the ability of the relevant Loan Party to conduct its operations and business in the ordinary course of business) of obtaining, perfecting or maintaining a pledge or security interest therein, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, or providing such Guarantees outweighs the benefit of a security interest to the relevant Secured Parties afforded thereby. “Excluded Debt Contribution” has the meaning assigned to such term in Section 6.01(r). “Excluded Subsidiary” means:

(a) any Restricted Subsidiary that is not a Wholly-Owned Subsidiary, (b) any Immaterial Subsidiary, (c) any Restricted Subsidiary that is prohibited by law, regulation or contractual obligation existing on the Closing Date or at the time such Restricted Subsidiary becomes a subsidiary (which Contractual Obligation was not entered into in contemplation of such Restricted Subsidiary becoming a subsidiary) from providing a Loan Guaranty or that would require a governmental (including regulatory) consent, approval, license or authorization to provide a Loan Guaranty, (d) any not-for-profit subsidiary, (e) any special purpose entity used for any Permitted Receivables Financing, (f) any Foreign Subsidiary that is a CFC, (g) (i) any CFC Holdco and/or (ii) any Domestic Subsidiary that is a direct or indirect subsidiary of any (x) Foreign Subsidiary that is a CFC or (y) CFC Holdco, (h) any Unrestricted Subsidiary; and (i) any other Restricted Subsidiary with respect to which, in the reasonable judgment of the Administrative Agent and the Lead Borrower, the burden or cost of providing a Loan Guaranty outweighs the benefits afforded thereby. “Excluded Swap Obligation” means, with respect to any Guarantor under the Loan Guaranty, any Swap Obligation if, and to the extent that, all or a portion of the Loan Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Loan Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to Section 3.20 of the Loan Guaranty and any other “keepwell,” support or other agreement for the benefit of such Guarantor) at the time the Loan Guaranty of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Loan Guaranty or security interest is or becomes illegal. “Excluded Taxes” means, (i) with respect to the Administrative Agent, any Lender, any Ancillary Lender, any Issuing Bank, or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder, (a) Taxes imposed on (or measured by) its net income or franchise Taxes (i) by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender or any Ancillary Lender, in which its applicable lending office is located or (ii) that are Other Connection Taxes, (b) any branch profits taxes imposed under Section 884(a) of the Code by the U.S. or any similar tax imposed by any other jurisdiction described in clause (a), (c) in the case of any Lender or any Ancillary Lender, any U.S. federal withholding tax that is imposed on amounts payable to such Lender or such Ancillary Lender pursuant to a Requirement of Law in effect at the time such Lender becomes a party to this Agreement (or designates a new lending office) or such Ancillary Lender becomes an Ancillary Lender, except (i) pursuant to an assignment or designation of a new lending office under Section 2.19 and (ii) to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the designation of a new lending office (or assignment), to receive additional amounts from any Loan Party with respect to such withholding tax pursuant to Section 2.17, (d) any tax imposed as a result of a failure by any Lender, any Ancillary Lender or any Issuing Bank to comply with Section 2.17(f) and (e) any U.S. withholding tax under FATCA.

“Existing Credit Agreement” means the Amended and Restated Credit Agreement, dated as of June 23, 2015 and as amended and restated as of June 30, 2020, by and among the Lead Borrower, Holdings, the lenders and issuing banks party thereto, the Administrative Agent and the Collateral Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Closing Date. “Existing Dollar Letter of Credit” means any letter of credit previously issued that (A) will remain outstanding on the Closing Date and (b) is listed on Schedule 1.01(b)-I, including any extension or renewal thereof. “Existing Letter of Credit” means any Existing Dollar Letter of Credit or Existing Multicurrency Letter of Credit. “Existing Multicurrency Letter of Credit” means any letter of credit previously issued that (A) will remain outstanding on the Closing Date and (b) is listed on Schedule 1.01(b)-II, including any extension or renewal thereof. “Expected Cost Savings” has the meaning assigned to such term in the definition of “Consolidated Adjusted EBITDA”. “Extended Revolving Credit Commitment” has the meaning assigned to such term in Section 2.23(a)(i). “Extended Revolving Loans” has the meaning assigned to such term in Section 2.23(a)(i). “Extension” has the meaning assigned to such term in Section 2.23(a). “Extension Offer” has the meaning assigned to such term in Section 2.23(a). “Facility” means any real property (including all buildings, fixtures or other improvements located thereon) now, hereafter or, except with respect to Articles 5 and 6, hereof owned, leased, operated or used by the Lead Borrower or any of its Restricted Subsidiaries. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, and any treaty, law, regulation or other official guidance enacted in any other jurisdiction relating to any intergovernmental agreement between the U.S. and any other jurisdiction that facilitates the implementation of such Sections of the Code. “FCPA” has the meaning assigned to such term in Section 3.17(c). “Federal Funds Effective Rate” means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Administrative Agent from three Federal funds brokers of recognized standing selected by it; provided that, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source. “Finance Lease” means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a finance lease on the balance sheet of that Person; provided, that for the avoidance of doubt, the amount of obligations attributable to any Finance Lease shall be the amount thereof accounted for as a liability on such balance sheet (excluding the footnotes thereto) in accordance with GAAP; provided, further, that the amount of obligations attributable to any Finance Lease shall exclude any capitalized operating lease liabilities resulting from the adoption of ASC 842, Leases. “First Lien Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated First Lien Debt as of such date (net of (i) unrestricted Cash and Cash Equivalents of the Lead Borrower and its Restricted Subsidiaries and (ii) Cash and Cash Equivalents of the Lead Borrower and its Restricted Subsidiaries restricted in favor of the Credit Facilities (which may also include Cash and Cash Equivalents securing other Indebtedness secured by a Lien on the Collateral)) to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended or the Test Period otherwise specified where the term “First Lien Net Leverage Ratio” is used in this Agreement, in each case for the Lead Borrower and its Restricted Subsidiaries on a consolidated basis. “First Lien/Second Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit O hereto, or such other customary form reasonably acceptable to the Administrative Agent and the Lead Borrower, as such document may be amended, restated, supplemented or otherwise modified from time to time, and, in the case of any Borrower and/or Subsidiary Guarantor organized outside of the United States, such intercreditor agreement shall reflect then customary market terms for non-domestic Borrowers that are reasonably satisfactory to the Lead Borrower and the Administrative Agent. “First Priority” means, with respect to any Lien purported to be created in any Collateral pursuant to any Collateral Document, that, subject to any applicable Intercreditor Agreement such Lien is senior in priority to any other Lien to which such Collateral is subject, other than any Permitted Lien. “Fiscal Quarter” means a fiscal quarter of any Fiscal Year. “Fiscal Year” means the fiscal year of the Lead Borrower ending September 30 of each calendar year. “Fixed Amounts” has the meaning assigned to such term in Section 1.11(c). “Fixed Charge Coverage Ratio” means with respect to any specified Person for any period, the ratio of the Consolidated Adjusted EBITDA of such Person for such period to the Fixed Charges of such Person for such period. “Fixed Charges” means, with respect to any specified Person for any period, the sum, without duplication, of: (1) the consolidated interest expense of such Person and its Restricted Subsidiaries for such period, whether paid or accrued, including, without limitation, amortization of debt issuance costs and original issue discount, non-Cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Leases, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers’ acceptance financings, and net of the effect of all payments made, received or accrued in connection with Hedging Obligations (but excluding unrealized gains or losses with respect thereto), but excluding (i) amortization of deferred financing fees, debt issuance costs, commissions, fees and expenses, (ii) any expensing of bridge, commitment and other financing fees, (iii) any redemption premiums, prepayment fees, or other charges or penalties incurred in connection with the Transactions and (iv) any premiums, fees or other charges incurred in connection with the refinancing of Indebtedness of the Lead Borrower on the Closing Date, until such amounts are repaid in each case of (i) through (iv), to the extent included in any of the foregoing items listed in clause (1); plus (2) the consolidated interest of such Person and its Restricted Subsidiaries that was capitalized during such period; plus

(3) any interest expense on Indebtedness of another Person that is Guaranteed by such Person or one of its Restricted Subsidiaries, or secured by a Lien on assets of such Person or one of its Restricted Subsidiaries, whether or not such Guarantee or Lien is called upon; plus (4) the product of (a) all dividends, whether paid or accrued and whether or not in Cash, on any series of Disqualified Capital Stock of such Person or any of its Restricted Subsidiaries, other than (i) dividends on Capital Stock payable solely in Capital Stock of the Lead Borrower (other than Disqualified Capital Stock) or (ii) dividends to the Lead Borrower or a Restricted Subsidiary of the Lead Borrower, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP. Notwithstanding the foregoing, any additional charges arising from (i) the application of Accounting Standards Codification Topic 480-10-25-4 “Distinguishing Liabilities from Equity—Overall Recognition” to any series of preferred stock other than Disqualified Capital Stock or (ii) the application of Accounting Standards Codification Topic 470-20-25 “Debt—Debt with Conversion Options—Recognition,” in each case, shall be disregarded in the calculation of Fixed Charges. “Flood Hazard Property” means any parcel of any Material Real Estate Asset subject to a Mortgage located in the U.S. in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Term SOFR or any other Benchmark. For the avoidance of doubt, the initial Floor for Term SOFR shall be 0.00%. “Foreign Lender” means any Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code. “Foreign Subsidiary” means any Restricted Subsidiary that is not a Domestic Subsidiary. “Funding Account” has the meaning assigned to such term in Section 2.03(f). “GAAP” means generally accepted accounting principles in the U.S. in effect and applicable to the accounting period in respect of which reference to GAAP is made. “German Borrower” has the meaning assigned to such term in the definition of “Revolving Facility Borrowers”. “Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state or locality of the U.S., the U.S., or a foreign government or any other political subdivision thereof (including any supra-national bodies such as the European Union or the European Central Bank).

“Governmental Authorization” means any permit, license, authorization, plan, directive, consent order or consent decree of or from any Governmental Authority. “Granting Lender” has the meaning assigned to such term in Section 9.05(e). “Gross Outstandings” means, in relation to a Multi-account Overdraft, the Ancillary Outstandings of that Multi-account Overdraft but calculated on the basis that the words “net of any credit balance on any account of any Borrower under any Ancillary Facility with the relevant Ancillary Lender to the extent that such credit balance is freely available to be set-off by such Ancillary Lender against liabilities owing by such Borrower under such Ancillary Facility” in clause (a) of the definition of “Ancillary Outstandings” were deleted. “Guarantee” of or by any Person (the “Guarantor”) means any obligation, contingent or otherwise, of the Guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation of any other Person (the “Primary Obligor”) in any manner and including any obligation of the Guarantor (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other monetary obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the Primary Obligor so as to enable the Primary Obligor to pay such Indebtedness or other monetary obligation, (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or monetary obligation, (e) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (f) secured by any Lien on any assets of such Guarantor securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or monetary other obligation is assumed by such Guarantor (or any right, contingent or otherwise, of any holder of such Indebtedness or other monetary obligation to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition, Disposition or other transaction permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. “Guarantor” has the meaning assigned to such term in the definition of “Guarantee”. “Hazardous Materials” means any chemical, material, substance or waste, or any constituent thereof, which is prohibited, limited or regulated as “toxic”, “hazardous” or as a “pollutant” or “contaminant” or words of similar meaning or effect by any Environmental Law or any Governmental Authority. “Hazardous Materials Activity” means any activity, event or occurrence involving any Hazardous Material, including the use, manufacture, possession, storage, Release, threatened Release, discharge, placement, generation, transportation, processing, construction, treatment, abatement, removal, remediation, disposal, disposition or handling of any Hazardous Material, and any corrective action or response action with respect to any of the foregoing. “Hedge Agreement” means any agreement with respect to any Derivative Transaction between any Loan Party or any Restricted Subsidiary and any other Person. “Hedging Obligations” means, with respect to any Person, the obligations of such Person under any Hedge Agreement. “Holdings” means (a) SB/RH Holdings, LLC, a Delaware limited liability company and (b) any successor to Holdings following a transaction permitted by Section 6.14(d).

“HPC” means all or any portion of the HPC Business Segment, including any Subsidiary of the Lead Borrower all or substantially all of whose assets consist of all or a portion of the HPC Business Segment, together with (x) other assets and liabilities determined by the Lead Borrower in good faith to be reasonably necessary to be included as part of HPC in order to effectuate an HPC Separation with a third-party on arm’s-length terms and in connection with any spinoff, exchange or similar transaction in connection with an HPC Separation and (y) related corporate overhead operations which, taken as a whole, are not material to the Lead Borrower and its Subsidiaries. “HPC Business Segment” means the business conducted by, and the assets of, or primarily used or primarily held for use in, the Home and Personal Care segment (together with related corporate overhead operations), substantially consistent with the presentation of such segment contained in the unaudited financial statements of the Lead Borrower for the fiscal quarter ended July 2, 2023 (which segment shall be inclusive of the Tristar Business) as determined by the Lead Borrower in good faith; provided that, (i) the HPC Business Segment shall be inclusive of any additional business or assets and liabilities of the Lead Borrower or any of its Subsidiaries consisting of home appliances or personal care items that the Lead Borrower in good faith has or in good faith intends to classify as constituting a portion of the “HPC” segment and (ii) the HPC Business Segment shall exclude any business conducted by, or any assets and liabilities of, the “HPC” segment that have been Disposed by the “HPC” segment to a Person that is not part of the “HPC” segment prior to an HPC Separation. “HPC Separation” means any Disposition of HPC (or series of related Dispositions of HPC), any Investment of HPC (or series of related Investments of HPC), any merger, consolidation, amalgamation or other business combination involving HPC (or series of related mergers, consolidations, amalgamations or other business combinations involving HPC) or any dividend or other distribution or exchange of the Capital Stock of HPC (or series of related dividends or other distributions or exchanges of Capital Stock of HPC) or any combination of the foregoing and/or any similar transaction to the foregoing that is reasonably necessary to effect the foregoing, in each case, to (or, (x) in the case of any Investment, in or (y) in the case of any merger, consolidation, amalgamation or other business combination, with and into) Persons (including, for the avoidance of doubt, any SPAC Vehicle) other than Holdings or any Restricted Subsidiary thereof; provided that, (i) any Investment of HPC (or series of related Investments of HPC) in or other Disposition of HPC to an Unrestricted Subsidiary shall constitute an HPC Separation to the extent such Investment or Disposition is in reasonable anticipation of a transaction in which HPC is Disposed to (or its Capital Stock distributed to or exchanged with) Persons other than Holdings or any Subsidiary thereof and (ii) notwithstanding anything to the contrary in the foregoing, any such Disposition, Investment or dividend or distribution or exchange to, in or with, as applicable, a bona fide joint venture with a Person that is not affiliated with the Lead Borrower (including, for the avoidance of doubt, any SPAC Vehicle) shall constitute an HPC Separation. “HPC Separation Conditions” means, with respect to an HPC Separation or any HPC Separation Reorganization Transaction, the satisfaction of the following conditions (in each case measured at the time provided in Section 1.11(a)): (i) immediately prior to and after giving effect to such HPC Separation or such HPC Separation Reorganization Transaction, as applicable, there shall be no Event of Default under Section 7.01(a), (f) or (g) and (ii) immediately after giving effect to such HPC Separation or such HPC Separation Reorganization Transaction, as applicable, the Total Net Leverage Ratio shall not exceed 5.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period. “HPC Separation Reorganization Transaction” means any intercompany transaction among the Lead Borrower and/or its Subsidiaries taken in connection with and reasonably necessary to consummate an HPC Separation (as determined by the Lead Borrower in good faith) by Holdings or any Restricted Subsidiary thereof so long as, after giving effect thereto, the security interest of the Secured Parties in the Collateral that does not constitute property of HPC, taken as a whole (including the value of such Collateral, taken as a whole), is not materially impaired as a result of such HPC Separation Reorganization Transaction as determined by the Lead Borrower in good faith. Without limiting the foregoing, any such transaction consisting of the incurrence of unsecured Indebtedness of the Borrowers to Holdings and/or any Restricted Subsidiary and/or of any Restricted Subsidiary to Holdings and/or the Borrowers or any other Restricted Subsidiary shall constitute an HPC Separation Reorganization Transaction so long as any such Indebtedness is permitted under Section 6.01(b).

“Immaterial Subsidiary” means, as of any date, any Restricted Subsidiary of the Lead Borrower (a) that does not have assets in excess of 5.0% of Consolidated Total Assets of the Lead Borrower and its Restricted Subsidiaries and (b) that does not contribute Consolidated Adjusted EBITDA in excess of 5.0% of the Consolidated Adjusted EBITDA of the Lead Borrower and its Restricted Subsidiaries, in each case, as of the last day of the most recently ended Test Period; provided that the Consolidated Total Assets and Consolidated Adjusted EBITDA (as so determined) of all Immaterial Subsidiaries shall not exceed 10% of Consolidated Total Assets and 10% of Consolidated Adjusted EBITDA, in each case, of the Lead Borrower and its Restricted Subsidiaries for the relevant Test Period; provided, further, that, at all times prior to the first delivery of financial statements pursuant to Section 5.01(a) or (b), this definition shall be applied based on the financial statements of the Lead Borrower for the fiscal quarter ended July 2, 2023. “Immediate Family Member” means, with respect to any individual, such individual’s child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, domestic partner, former domestic partner, sibling, mother-in-law, father-in-law, son-in-law and daughter-in-law (including adoptive relationships), any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals, such individual’s estate (or an executor or administrator acting on its behalf), heirs or legatees or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Incremental Cap” means: (a) (i) the greater of $323,000,000 and 100% of Consolidated Adjusted EBITDA less (ii) the aggregate principal amount of all Incremental Facilities and Incremental Equivalent Debt incurred or issued in reliance on clause (a)(i) of this definition, plus (b) in the case of any Incremental Facility that effectively extends the Maturity Date with respect to any Class of Loans and/or commitments hereunder, an amount equal to the portion of the relevant Class of Loans or commitments that will be replaced by such Incremental Facility, plus (c) in the case of any Incremental Facility that effectively replaces any Revolving Credit Commitment terminated in accordance with Section 2.19, an amount equal to the relevant terminated Revolving Credit Commitment, plus (d) (A) the amount of any optional prepayment of any Indebtedness that is secured by a Lien on any Collateral that is pari passu with the Liens securing the Obligations or of any optional prepayment of any Loan including any Loan under any Incremental Facility or any Incremental Equivalent Debt (other than, in each case, incurred pursuant to clause (e) below) in accordance with Section 2.11(a) (accompanied, to the extent such prepayments are of Revolving Loans, by a commitment reduction in the like amount under the applicable Revolving Facility) and/or the amount of any permanent reduction of any Revolving Credit Commitment or Additional Revolving Commitment so long as, in the case of any optional prepayment, such prepayment was not funded (i) with the proceeds of any long-term Indebtedness (other than revolving Indebtedness) or (ii) with the proceeds of any Incremental Facility incurred in reliance on clause (b) or clause (c) above less (B) the aggregate principal amount of all Incremental Facilities and Incremental Equivalent Debt incurred or issued in reliance on clause (d)(A) of this definition, plus (e) an unlimited amount so long as, in the case of this clause (e), if such Incremental Facility is secured by a Lien on the Collateral that is pari passu with the Lien securing the Credit Facilities on the Closing Date, the First Lien Net Leverage Ratio would not exceed 4.00:1.00 (it being acknowledged that, solely to the extent that amounts incurred under clause (a) or (d) and this clause (e) are incurred simultaneously, in calculating the amount that may be incurred under clause (e), the First Lien Net Leverage Ratio may exceed 4.00 to 1.00 as a result of the incurrence of the amount permitted to be incurred at such time under clause (a) or (d)), calculated on a Pro Forma Basis, including the application of the proceeds thereof (without “netting” the Cash proceeds of the applicable Incremental Facility), in each case as of the last day of the Test Period most recently ended prior to such incurrence for which the financial statements required by Section 5.01(a) or 5.01(b), as the case may be, have been delivered or, at the option of the Lead Borrower, for which internal financial statements are available, and, in the case of any Incremental Revolving Facility, assuming a full drawing under such Incremental Revolving Facility.

Any Incremental Facility shall be deemed to have been incurred in reliance on clause (d) above prior to any amounts under clause (a) or (e) above. Any Incremental Facility shall be deemed to have been incurred in reliance on clause (e) above prior to any amounts under clause (a) above, unless the Lead Borrower specifies otherwise. Any portion of any Incremental Facility or Incremental Equivalent Debt that is incurred or implemented under clauses (a) through (d) of this definition, unless otherwise elected by the Lead Borrower, shall automatically and without need for action by any Person, be reclassified as having been incurred under clause (e) of this definition if, at any time after the incurrence or implementation thereof, when financial statements required pursuant to Section 5.01(a) or (b) are delivered or, at the Borrower’s election, become internally available, such portion of such Incremental Facility or Incremental Equivalent Debt would, using the figures reflected in such financial statements, be (or have been) permitted under the First Lien Net Leverage Ratio test set forth in clause (e) of this definition. “Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Facility or Incremental Loans. “Incremental Equivalent Debt” has the meaning assigned to such term in Section 6.01(z). “Incremental Facilities” has the meaning assigned to such term in Section 2.22(a). “Incremental Loans” has the meaning assigned to such term in Section 2.22(a). “Incremental Revolving Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Revolving Facility. “Incremental Revolving Facility” has the meaning assigned to such term in Section 2.22(a). “Incremental Revolving Facility Lender” means, with respect to any Incremental Revolving Facility, each Revolving Lender providing any portion of such Incremental Revolving Facility. “Incremental Revolving Loans” has the meaning assigned to such term in Section 2.22(a). “Incremental Term Facility” has the meaning assigned to such term in Section 2.22(a). “Incremental Term Loans” has the meaning assigned to such term in Section 2.22(a). “Incurrence-Based Amounts” has the meaning assigned to such term in Section 1.11(c). “Indebtedness” as applied to any Person means, without duplication, (a) all indebtedness for borrowed money; (b) that portion of obligations with respect to Capital Leases to the extent recorded as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (c) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments to the extent the same would appear as a liability on a balance sheet (excluding the footnotes thereto) of such Person prepared in accordance with GAAP; (d) any obligation owed for all or any part of the deferred purchase price of property or services (excluding (i) any earn out obligation or purchase price adjustment until such obligation becomes a liability on the statement of financial position or balance sheet (excluding the footnotes thereto) in accordance with GAAP, (ii) any such obligations incurred under ERISA, (iii) accrued expenses and trade accounts payable in the ordinary course of business (including on an inter-company basis); (iv) liabilities associated with customer prepayments and deposits; (v) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligation of the applicable seller and (vi) any Indebtedness defeased by such Person or by any subsidiary of such Person), which purchase price is (i) due more than six months from the date of incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument; (e) all Indebtedness of others secured by any Lien on any property or asset owned or held by such Person regardless of whether the Indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person; (f) the face amount of any letter of credit issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings; (g) the Guarantee by such Person of the Indebtedness of another; (h) all obligations of such Person in respect of any Disqualified Capital Stock and (i) all net obligations such Person would incur in the event of an early termination on the date Indebtedness of such Person is being determined in respect of any Derivative Transaction, including any Hedge Agreement, whether or not entered into for hedging or speculative purposes; provided that (i) in no event shall obligations under any Derivative Transaction be deemed “Indebtedness” for any calculation of any financial ratio under this Agreement and (ii) the amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner, except to the extent such Person’s liability for such Indebtedness is otherwise limited and only to the extent such Indebtedness would otherwise be included in the calculation of Consolidated Total Debt; provided, further, that, notwithstanding anything herein to the contrary, the term “Indebtedness” shall not include, and shall be calculated without giving effect to, the effects of Accounting Standards Codification Topic 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness and any such amounts that would have constituted Indebtedness hereunder but for the application of this proviso shall not be deemed an incurrence of Indebtedness hereunder. Notwithstanding the foregoing, Indebtedness of the Lead Borrower and its Restricted Subsidiaries shall exclude (1) liabilities under vendor agreements to the extent such liabilities may be satisfied exclusively through non-Cash means such as purchase volume earning credits, (2) reserves for deferred taxes, (3) in the case of the Lead Borrower or any Restricted Subsidiary, all intercompany Indebtedness having a term not exceeding 364 days (inclusive of roll over or extensions of term) and made in the ordinary course of business and, if owed by a Loan Party, expressly subordinated to the Secured Obligations and (4) intercompany liabilities in connection with the treasury and cash management (including receivables and payables), tax and accounting operations of the Lead Borrower and its Restricted Subsidiaries in the ordinary course of business. “Indemnified Taxes” means Taxes, other than Excluded Taxes or Other Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document. “Indemnitee” has the meaning assigned to such term in Section 9.03(b). “Information Memorandum” means the lender presentation delivered to the Lenders prior to the Closing Date relating to the Lead Borrower and its subsidiaries and the Transactions in connection with the initial syndication of the Initial Revolving Credit Commitments hereunder. “Initial Revolving Credit Commitments” means the Revolving Credit Commitments made available by the Revolving Lenders to the Lead Borrower on the Closing Date pursuant to Section 2.01(a)(ii). “Intercreditor Agreement” means any Pari First Lien Intercreditor Agreement, any Permitted Pari Passu Intercreditor Agreement, any First Lien/Second Lien Intercreditor Agreement or any Permitted Junior Intercreditor Agreement. “Interest Election Request” means a request by the Lead Borrower in the form of Exhibit D or another form reasonably acceptable to the Administrative Agent to convert or continue a Borrowing in accordance with Section 2.08. “Interest Payment Date” means (a) with respect to any ABR Loan, (i) the last Business Day of each March, June, September and December (after the Closing Date, commencing on December 29, 2023) and (ii) the Revolving Credit Maturity Date or the maturity date applicable to such Loan, (b) with respect to any SOFR Loan, EURIBOR Rate Revolving Loan or CORRA Loan, (i) the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a SOFR Borrowing, EURIBOR Rate Revolving Borrowing or Term CORRA Borrowing with an Interest Period of more than three months’ duration, each day that would have been an Interest Payment Date had successive Interest Periods of three months’ duration been applicable to such Borrowing and (ii) the Revolving Credit Maturity Date or the maturity date applicable to such Loan and (c) with respect to any SONIA Rate Revolving Loan, (i) the first Business Day of each month commencing after the making of such SONIA Rate Revolving Loan and (ii) the Maturity Date. “Interest Period” means:

(a) with respect to any EURIBOR Rate Revolving Borrowing or SOFR Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or (other than with respect to Term CORRA Loans) six months (or, if agreed to by the Administrative Agent and all relevant Lenders, a shorter period) thereafter, as the Lead Borrower may elect; or (b) with respect to each Term CORRA Loan, the initial period (subject to availability) of one (1) month, three (3) months or such other period as the Administrative Agent and the Lenders permit commencing on and including the date specified in the Borrowing Request or Interest Election Request is made, or the Rollover Date, as the case may be, applicable to such Term CORRA Loan and ending on and excluding the last day of such initial period, and thereafter, each successive period (subject to availability) of approximately one (1) or three (3) months or such other permitted period as selected by the Borrower and notified to the Administrative Agent in writing commencing on and including the last day of the prior Interest Period; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period and (iii) notwithstanding the foregoing, the last day of each Interest Period shall be on or before the Maturity Date. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Investment” means (a) any purchase or other acquisition by the Lead Borrower or any of its Restricted Subsidiaries of any of the Securities of any other Person (other than any Loan Party), (b) the acquisition by purchase or otherwise (other than any purchase or other acquisition of inventory, materials, supplies and/or equipment in the ordinary course of business) of all or a substantial portion of the business, property or fixed assets of any other Person or any division or line of business or other business unit of any other Person and (c) any loan, advance (other than any advance to any current or former employee, officer, director, member of management, manager, consultant or independent contractor of the Lead Borrower, any Restricted Subsidiary or any Parent Company for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by the Lead Borrower or any of its Restricted Subsidiaries to any other Person. Subject to Section 5.10, the amount of any Investment shall be the original cost of such Investment, plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, but giving effect to any repayments of principal in the case of any Investment in the form of a loan and any return of capital or return on Investment in the case of any equity Investment (whether as a distribution, dividend, redemption or sale but not in excess of the amount of the relevant initial Investment). For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment but, other than in the case of Section 6.06(ee), giving effect to any returns or distributions of capital or repayment of principal actually received in Cash by such Person with respect thereto (but only to the extent that the aggregate amount of all such returns, distributions and repayments with respect to such Investment does not exceed the principal amount of such Investment and less any such amounts which increase the Available Amount) and “Invested” shall have a corresponding meaning. Notwithstanding the foregoing, Investment shall not include (x) intercompany loans or advances in respect of intercompany current liabilities incurred in connection with the treasury and cash management (including receivables and payables), tax and accounting operations of the Lead Borrower and its Restricted Subsidiaries in the ordinary course of business and (y) in the case of the Lead Borrower or any Restricted Subsidiary, intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business and, if owed by a Loan Party, expressly subordinated to the Secured Obligations. “IP Rights” has the meaning assigned to such term in Section 3.05(c). “IRS” means the U.S. Internal Revenue Service.

“Issuing Bank” means, as the context may require, (a) (i) RBC in respect of the Letters of Credit that will be issued from time to time in accordance with Section 2.05 and the Existing Letters of Credit issued by it, (ii) JPM in respect of the Letters of Credit that will be issued from time to time in accordance with Section 2.05, (iii) BofA in respect of the Letters of Credit that will be issued from time to time in accordance with Section 2.05 and the Existing Letters of Credit issued by it and (iv) Barclays in respect of the Letters of Credit that will be issued from time to time in accordance with Section 2.05; provided, that Barclays shall not be required to issue Letters of Credit denominated in any currency other than Dollars (each such Issuing Bank specified in clause (a), a “Primary Issuing Bank”) and (b) any other Revolving Lender that, at the request of the Lead Borrower and with the consent of the Administrative Agent (not to be unreasonably withheld or delayed), agrees to become an Issuing Bank; provided that no Issuing Bank will be required to issue Commercial Letters of Credit. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by any Affiliate of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “JPM” has the meaning assigned to such term in the preamble to this Agreement. “Judgment Currency” has the meaning assigned to such term in Section 9.20. “Junior Indebtedness” means any Subordinated Indebtedness (other than Indebtedness among Holdings and/or its subsidiaries). “Junior Lien Indebtedness” means any Indebtedness that is secured by a security interest on the Collateral (other than Indebtedness among Holdings and/or its subsidiaries) that is expressly junior or subordinated to the Lien securing the Credit Facilities. “Latest Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or commitment hereunder at such time, including the latest maturity or expiration date of any Revolving Loan, Additional Revolving Loan, Revolving Credit Commitment or Additional Commitment. “Latest Revolving Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any revolving loan or revolving credit commitment hereunder at such time, including the latest maturity or expiration date of any Revolving Loan, any Additional Revolving Loan, the Revolving Credit Commitment or any Additional Revolving Commitment. “LC Collateral Account” has the meaning assigned to such term in Section 2.05(j). “LC Disbursement” means, at any time, a Dollar LC Disbursement and/or a Multicurrency LC Disbursement, as the context requires. “LC Exposure” means, with respect to a Revolving Lender, such Lender’s Dollar LC Exposure and/or Multicurrency LC Exposure, as the context requires. “LC Obligations” means, at any time, the sum of the Dollar LC Obligations and the Multicurrency LC Obligations. “Lead Borrower” has the meaning assigned to such term in the preamble to this Agreement. “Legal Reservations” means the application of relevant Debtor Relief Laws, general principles of equity and/or principles of good faith and fair dealing. “Lenders” means the Revolving Lenders, any Additional Lender, any lender with an Additional Commitment or an outstanding Additional Loan, any other Person that becomes a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption and, as the context requires, any Ancillary Lender.

“Letter of Credit” means any Dollar Letter of Credit and/or any Multicurrency Letter of Credit. “Letter-of-Credit Right” has the meaning set forth in Article 9 of the UCC. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capital Lease having substantially the same economic effect as any of the foregoing), in each case, in the nature of security; provided that in no event shall an operating lease in and of itself be deemed to constitute a Lien. “Limited Condition Acquisition” means a Permitted Acquisition or any other Investment permitted hereunder that constitutes an acquisition (other than intercompany Investments) by the Lead Borrower or one or more of the Restricted Subsidiaries, the consummation of which is not conditioned on the availability of, or on obtaining, third party financing. “Loan Documents” means this Agreement, any Borrower Joinder Agreement, any Promissory Note, each Loan Guaranty, the Collateral Documents, each Ancillary Document, any Intercreditor Agreement required to be entered into pursuant to the terms of this Agreement and any other document or instrument designated by the Lead Borrower and the Administrative Agent as a “Loan Document”. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto. “Loan Guaranty” means (a) the Guaranty Agreement, dated as of June 23, 2015, executed by each Loan Party party thereto and the Administrative Agent for the benefit of the Secured Parties and (b) each other guaranty agreement executed by any Person pursuant to Section 5.12 in substantially the form attached as Exhibit B thereto or another form that is otherwise reasonably satisfactory to the Administrative Agent and the Lead Borrower. “Loan Parties” means Holdings, the Lead Borrower, each Subsidiary Guarantor, and, with respect to any Ancillary Document, any applicable Affiliate Ancillary Borrower(s) and in each case their respective successors and permitted assigns. “Loans” means any Revolving Loan or any Additional Revolving Loan. “Margin Stock” has the meaning assigned to such term in Regulation U. “Material Adverse Effect” means a material adverse effect on (i) the business, assets, financial condition or results of operations, in each case, of Holdings, the Lead Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the rights and remedies (taken as a whole) of the Administrative Agent under the applicable Loan Documents or (iii) the ability of the Loan Parties (taken as a whole) to perform their payment obligations under the applicable Loan Documents. “Material Debt Instrument” means any physical instrument evidencing any Indebtedness for borrowed money which is required to be pledged to the Administrative Agent (or its bailee) pursuant to the Security Agreement. “Material Intellectual Property” means IP Rights that, individually or in the aggregate, are material to the operation of the business of Borrowers and their Restricted Subsidiaries, taken as a whole. “Material Real Estate Asset” means any “fee-owned” Real Estate Asset acquired by any Loan Party after the Closing Date having a fair market value (as reasonably determined by the Lead Borrower after taking into account any liabilities with respect thereto that impact such fair market value) in excess of $30,000,000. “Maturity Date” means (a) with respect to the Revolving Facility, the Revolving Credit Maturity Date, (b) as to any Replacement Revolving Facility incurred pursuant to Section 9.02(c), the final maturity date for such Replacement Revolving Facility, as the case may be, as set forth in the applicable Refinancing Amendment;

(c) with respect to any Incremental Revolving Facility, the final maturity date set forth in the applicable documentation with respect thereto and (d) with respect to any Extended Revolving Credit Commitment, the final maturity date set forth in the applicable Extension Offer accepted by the respective Lender or Lenders. “Maximum Rate” has the meaning assigned to such term in Section 9.19. “Minimum Extension Condition” has the meaning assigned to such term in Section 2.23(b). “Moody’s” means Moody’s Investors Service, Inc. “Mortgage Policies” has the meaning assigned to such term in the definition of “Collateral and Guarantee Requirement”. “Mortgages” means any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the relevant Secured Parties, on any Material Real Estate Asset constituting Collateral. “Multi-account Overdraft” means an Ancillary Facility which is an overdraft facility comprising more than one account. “Multicurrency LC Disbursement” means a payment or disbursement made by an Issuing Bank pursuant to a Multicurrency Letter of Credit. “Multicurrency LC Exposure” means, at any time, the sum of (a) (x) the aggregate and unexpired undrawn amount of all outstanding Multicurrency Letters of Credit denominated in U.S. Dollars at such time plus (y) the Dollar Equivalent of the aggregate undrawn and unexpired amount of all outstanding Multicurrency Letters of Credit denominated in Agreed Currencies at such time and (b) (x) the aggregate principal amount of all Multicurrency LC Disbursements denominated in U.S. Dollars that have not yet been reimbursed at such time plus (y) the Dollar Equivalent of the aggregate principal amount of all Multicurrency LC Disbursements denominated in Agreed Currencies that have not yet been reimbursed at such time. The Multicurrency LC Exposure of any Revolving Lender at any time shall equal its Multicurrency Revolving Applicable Percentage of the aggregate Multicurrency LC Exposure at such time. For all purposes of this Agreement, (x) if on any date of determination a Multicurrency Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the International Standby Practices (ISP98), such Multicurrency Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn and (y) unless otherwise specified herein, the amount of a Multicurrency Letter of Credit at any time shall be deemed to be the stated amount of such Multicurrency Letter of Credit in effect at such time (taking the Dollar Equivalent thereof in the case of any Multicurrency Letter of Credit denominated in an Agreed Currency); provided that with respect to any Multicurrency Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Multicurrency Letter of Credit shall be deemed to be the maximum stated amount of such Multicurrency Letter of Credit after giving effect to all such increases (taking the Dollar Equivalent thereof in the case of any Multicurrency Letter of Credit denominated in an Agreed Currency), whether or not such maximum stated amount is in effect at such time. “Multicurrency LC Obligations” means, at any time, the sum of (a) (x) the amount available to be drawn under Multicurrency Letters of Credit denominated in U.S. Dollars then outstanding plus (y) the Dollar Equivalent of the amount available to be drawn under Multicurrency Letters of Credit denominated in Agreed Currencies then outstanding, in each case assuming compliance with all requirements for drawings referenced therein, plus (b) (x) the aggregate principal amount of all unreimbursed Multicurrency LC Disbursements denominated in U.S. Dollars plus (y) the Dollar Equivalent of the aggregate principal amount of all unreimbursed Multicurrency LC Disbursements denominated in Agreed Currencies.

“Multicurrency Letter of Credit” means any Standby Letter of Credit or Commercial Letter of Credit denominated in U.S. Dollars or an Agreed Currency issued (or in the case of any Existing Multicurrency Letter of Credit, deemed to be issued) pursuant to this Agreement under the Multicurrency Revolving Facility. “Multicurrency Letter of Credit Sublimit” means the Dollar Equivalent of $15 million. For the avoidance of doubt, Existing Multicurrency Letters of Credit shall be counted towards the Multicurrency Letter of Credit Sublimit. “Multicurrency Revolving Applicable Percentage” means, with respect to any Multicurrency Revolving Lender for any Class, the percentage of the Total Multicurrency Revolving Credit Commitment for such Class represented by such Lender’s Multicurrency Revolving Credit Commitment for such Class; provided that for purposes of Section 2.21 and otherwise herein, when there is a Defaulting Lender, any such Defaulting Lender’s Multicurrency Revolving Credit Commitment shall be disregarded in the relevant calculations. In the event the Multicurrency Revolving Credit Commitments for any Class shall have expired or been terminated, the Multicurrency Revolving Applicable Percentages of any Multicurrency Revolving Lender of such Class shall be determined on the basis of the Multicurrency Revolving Credit Exposure of the applicable Multicurrency Revolving Lenders of such Class, giving effect to any assignments and to any Multicurrency Revolving Lender’s status as a Defaulting Lender at the time of determination. “Multicurrency Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Multicurrency Revolving Loans (and acquire participations in Multicurrency Letters of Credit) hereunder as set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender assumed its Multicurrency Revolving Credit Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09, Section 2.11, Section 2.19 or Section 9.02(c), (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.05, (c) increased as part of an Incremental Revolving Facility or (d) other than for purposes of determining the Required Lenders, if such Lender is an Ancillary Lender, decreased by the amount of such Lender’s Ancillary Commitment (and increased to the extent such Ancillary Commitment is subsequently reduced, cancelled or terminated). “Multicurrency Revolving Credit Exposure” means, with respect to any Lender at any time, (w) the aggregate Outstanding Amount at such time of all Multicurrency Revolving Loans of such Lender denominated in U.S. Dollars plus (x) the aggregate Outstanding Amount at such time of the Dollar Equivalent of all Multicurrency Revolving Loans of such Lender denominated in Agreed Currencies, plus (y) the aggregate amount at such time of such Lender’s Multicurrency LC Exposure, plus (z) (i) the aggregate amount at such time of such Lender’s Ancillary Outstandings incurred pursuant to an Ancillary Facility denominated in U.S. Dollars and (ii) the Dollar Equivalent of the aggregate amount at such time of such Lender’s Ancillary Outstandings incurred pursuant to an Ancillary Facility denominated in an Agreed Currency. “Multicurrency Revolving Credit Maturity Date” means the date that is five years after the Closing Date. “Multicurrency Revolving Facility” means, at any time, the aggregate amount of the Multicurrency Revolving Lenders’ Multicurrency Revolving Credit Commitments at such time, which may be funded (A) in U.S. dollars and (B) in alternative currencies including Euros, Canadian Dollars and Pounds Sterling. “Multicurrency Revolving Lender” means a Lender with a Multicurrency Revolving Credit Commitment or an Additional Revolving Commitment or an outstanding Multicurrency Revolving Loan or Additional Revolving Loan. “Multicurrency Revolving Loans” means the revolving Loans made by the Lenders to the Lead Borrower under the Multicurrency Revolving Facility pursuant to Section 2.01(a)(ii), 2.22, 2.23 or 9.02(c)(ii). “Multicurrency Revolving Outstandings” means, in relation to any Multicurrency Revolving Lender, the aggregate Dollar Equivalent of its participation in the Total Multicurrency Revolving Credit Outstandings (together with the aggregate amount of all accrued interest, fees and commission owed to it as a

Lender under the Multicurrency Revolving Facility and, if it is also an Ancillary Lender, under any relevant Ancillary Facility). “Multiemployer Plan” means any employee benefit plan which is a “multiemployer plan” as defined in Section 3(37) or 4001(a)(3) of ERISA, that is subject to the provisions of Title IV of ERISA, and in respect of which the Lead Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, makes or is obligated to make contributions or with respect to which any of them has any obligation or liability, contingent or otherwise. “Narrative Report” means, with respect to the financial statements with respect to which it is delivered, a management discussion and narrative report describing the operations of the Lead Borrower and its Restricted Subsidiaries for the applicable Fiscal Quarter or Fiscal Year and for the period from the beginning of the then-current Fiscal Year to the end of the period to which the relevant financial statements relate. “Net Income” means, with respect to any specified Person, the net income (loss) of such Person, determined in accordance with GAAP and before any reduction in respect of preferred stock dividends, excluding, however: (1) any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with: (a) any sale of assets outside the ordinary course of business of such Person; or (b) the disposition of any securities by such Person or any of its Restricted Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Restricted Subsidiaries; and (2) any extraordinary gain or loss, together with any related provision for taxes on such extraordinary gain or loss. “Net Outstandings” means, in relation to a Multi-account Overdraft, the Ancillary Outstandings of that Multi-account Overdraft. “Net Proceeds” means with respect to any issuance or incurrence of Indebtedness or Capital Stock, the Cash proceeds thereof, net of all Taxes and customary fees, commissions, costs, underwriting discounts and other fees and expenses incurred in connection therewith. “Non-U.S. Borrower” means any Borrower that is not incorporated or organized under the laws of the U.S., any state thereof or the District of Columbia. “Non-U.S. Facility” means (i) any Incremental Facility and/or (ii) any facility incurred pursuant to a Refinancing, in each case to the extent incurred by a Non-U.S. Borrower. “Non-U.S. Obligations” means the Obligations of a non-U.S. Borrower. “Non-U.S. Sanctions Laws and Regulations” means any economic or financial sanctions or requirements imposed, administered or enforced by the United Nations, the European Union, the Federal Republic of Germany or the United Kingdom that apply to Holdings, the Borrowers or any of their respective Restricted Subsidiaries. “Notice of Intent to Cure” has the meaning assigned to such term in Section 6.15(b). “Notices of Grant of Security Interest in Intellectual Property” means the notices of grant of security interest substantially in the form attached as Exhibit II to the Security Agreement or such other form as shall be reasonably acceptable to the Administrative Agent. “Obligations” means all unpaid principal of and accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, all LC Exposures or amounts or liabilities arising under or in respect of any Ancillary Facility, all accrued and unpaid fees and all expenses, reimbursements, indemnities and all other advances to, debts, liabilities and obligations of the Loan Parties to the Lenders or to any Lender, Ancillary Lender, the Administrative Agent, any Issuing Bank or any indemnified party arising under the Loan Documents in respect of any Loan, any Letter of Credit or any Ancillary Facility, whether direct or indirect (including those acquired by assumption), absolute, contingent, due or to become due, now existing or hereafter arising. “OFAC” has the meaning assigned to such term in Section 3.17(a). “Organizational Documents” means (a) with respect to any corporation, its certificate or articles of incorporation or organization and its by-laws, (b) with respect to any limited partnership, its certificate of limited partnership and its partnership agreement, (c) with respect to any general partnership, its partnership agreement, (d) with respect to any limited liability company, its articles of organization or certificate of formation, and its operating agreement, and (e) with respect to any other form of entity, such other organizational documents required by local law or customary under such jurisdiction to document the formation and governance principles of such type of entity. In the event that any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official. “Original Closing Date” means June 23, 2015. “Other Connection Taxes” means, with respect to any Lender or Administrative Agent, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising solely from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Non-U.S. Revolving Borrowers” has the meaning assigned to such term in the definition of “Revolving Facility Borrowers”. “Other Taxes” means any and all present or future stamp, court or documentary taxes or any intangible, recording, filing or other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement, but not including, for the avoidance of doubt, any Excluded Taxes and any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19(b)). “Outstanding Amount” means (a) with respect to Revolving Loans on any date, the amount of the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Revolving Loans (including any refinancings of (i) unreimbursed LC Disbursements and/or (ii) Ancillary Outstandings as a Revolving Borrowing), as the case may be, occurring on such date, (b) with respect to any Letters of Credit, the aggregate amount available to be drawn under such Letters of Credit after giving effect to any changes in the aggregate amount available to be drawn under such Letters of Credit or the issuance or expiry of any Letters of Credit, including as a result of any LC Disbursements and (c) with respect to any LC Disbursements on any date, the amount of the aggregate outstanding amount of such LC Disbursements on such date after giving effect to any disbursements with respect to any Letter of Credit occurring on such date and any other changes in the aggregate amount of the LC Disbursements as of such date, including as a result of any reimbursements by the Borrowers of unreimbursed LC Disbursements. “Overnight Rate” means, for any day, with respect to any amount denominated in U.S. Dollars, the greater of (i) the Federal Funds Effective Rate and (ii) an overnight rate determined by the Administrative Agent or the applicable Issuing Bank, as the case may be, in accordance with banking industry rules on interbank compensation.

“Parent Company” means (a) Holdings and (b) any other Person of which the Lead Borrower is an indirect Wholly-Owned Subsidiary. “Pari First Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit N hereto, or such other customary form reasonably acceptable to the Administrative Agent and the Lead Borrower, as such document may be amended, restated, supplemented or otherwise modified from time to time, and, in the case of any Borrower and/or Subsidiary Guarantor organized outside of the United States, such intercreditor agreement shall reflect then customary market terms for non-domestic Borrowers that are reasonably satisfactory to the Lead Borrower and the Administrative Agent. “Participant” has the meaning assigned to such term in Section 9.05(c). “Participant Register” has the meaning assigned to such term in Section 9.05(c). “Party” means a party to this Agreement or, as applicable, any other Loan Document. “Patent” means the following: (a) any and all patents and patent applications; (b) all inventions described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions and continuations in part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing. “Payment Notice” has the meaning assigned to it in Section 8.02(a). “Payment Recipient” has the meaning assigned to it in Section 8.02(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan”, as defined in Section 3(2) of ERISA (other than a Multiemployer Plan), that is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, which the Lead Borrower or any of its Restricted Subsidiaries, or any of their respective ERISA Affiliates, maintains or contributes to or has an obligation to contribute to, or otherwise has any liability, contingent or otherwise. “Perfection Certificate” means a certificate substantially in the form of Exhibit E. “Perfection Certificate Supplement” means a supplement to the Perfection Certificate substantially in the form of Exhibit F. “Perfection Requirements” means the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office of the state of organization of each Loan Party, the filing of appropriate assignments or notices with the U.S. Patent and Trademark Office and the U.S. Copyright Office, the proper recording or filing, as applicable, of Mortgages and fixture filings with respect to any Material Real Estate Asset constituting Collateral, in each case in favor of the Administrative Agent for the benefit of the Secured Parties and the delivery to the Administrative Agent of any stock certificate or promissory note required to be delivered pursuant to the applicable Loan Documents, together with instruments of transfer executed in blank. “Periodic Term CORRA Determination Day” has the meaning assigned to it under the definition of Term CORRA. “Permitted Acquisition” means any acquisition by the Lead Borrower or any of its Restricted Subsidiaries, whether by purchase, merger or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or of a majority of the outstanding Capital Stock of any Person (but in any event including any Investment in (x) any Restricted Subsidiary which serves to increase the Lead Borrower’s or any

Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary or (y) any joint venture for the purpose of increasing the Lead Borrower’s or its relevant Restricted Subsidiary’s ownership interest in such joint venture); provided that: (a) no Event of Default exists or would result after giving pro forma effect to such acquisition (or, solely in the case of a Limited Condition Acquisition, no Event of Default under Section 7.01(a), (f) or (g) exists or would result after giving pro forma effect to such acquisition); and (b) the Total Net Leverage Ratio would not exceed 6.00:1.00 calculated on a Pro Forma Basis as of the most recently ended Test Period. “Permitted Junior Intercreditor Agreement” means, with respect to any Liens on Collateral that are intended to be junior to any Liens securing the Initial Revolving Credit Commitments (and other Obligations that are pari passu with the Initial Revolving Credit Commitments), either (as the Lead Borrower shall elect) (x) any First Lien/Second Lien Intercreditor Agreement if such Liens secure “Second-Priority Obligations” (as defined therein), (y) another intercreditor agreement not materially less favorable to the Lenders vis-à-vis such junior Liens than the First Lien/Second Lien Intercreditor Agreement (as determined by the Lead Borrower in good faith) or (z) another intercreditor agreement the terms of which are consistent with market terms governing security arrangements for the sharing of liens on a junior basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such liens, as determined by the Administrative Agent and the Lead Borrower in the exercise of their reasonable commercial judgment. “Permitted Liens” means Liens permitted pursuant to Section 6.02. “Permitted Pari Passu Intercreditor Agreement” means, with respect to any Liens on Collateral that are intended to be pari passu with the Liens securing the Initial Revolving Credit Commitments (and other Obligations that are pari passu with the Initial Revolving Credit Commitments), either (as the Lead Borrower shall elect) (x) the Pari First Lien Intercreditor Agreement, (y) another intercreditor agreement not materially less favorable to the Lenders vis-à-vis such pari passu Liens than any Pari First Lien Intercreditor Agreement (as determined by the Lead Borrower in good faith) or (z) another intercreditor agreement the terms of which are consistent with market terms governing security arrangements for the sharing of liens on a pari passu basis at the time such intercreditor agreement is proposed to be established in light of the type of Indebtedness to be secured by such liens, as determined by the Administrative Agent and the Lead Borrower in the exercise of their reasonable commercial judgment. “Permitted Receivables Financing” means receivables securitizations or other receivables financings (including any factoring, early pay and/or customer initiated supply chain financing program) that are non-recourse to the Lead Borrower and the Restricted Subsidiaries (except for (w) recourse to any Foreign Subsidiaries that own the assets underlying such financing (or have sold such assets in connection with such financing), (x) any customary limited recourse or, to the extent applicable only to non-Loan Parties, that is customary in the relevant local market, (y) any performance undertaking or Guarantee, to the extent applicable only to non-Loan Parties, that is customary in the relevant local market, and (z) an unsecured parent Guarantee by Holdings, the Lead Borrower or a Restricted Subsidiary that is a parent company of a Foreign Subsidiary of obligations of Foreign Subsidiaries, and, in each case, reasonable extensions thereof); provided that, with respect to Permitted Receivables Financings incurred in the form of a factoring program, the outstanding amount of such Permitted Receivables Financing for the purposes of this definition shall be deemed to be equal to the Permitted Receivables Net Investment for the last Test Period. “Permitted Receivables Net Investment” means the aggregate Cash amount paid by the purchasers under any Permitted Receivables Financing in the form of a factoring program in connection with their purchase of accounts receivable and customary related assets or interests therein, as the same may be reduced from time to time by collections with respect to such accounts receivable and related assets or otherwise in accordance with the terms of such Permitted Receivables Financing (but excluding any such collections used to make payments of commissions, discounts, yield and other fees and charges incurred in connection with any Permitted Receivables Financing in the form of a factoring program which are payable to any Person other than Holdings, a Borrower or a Restricted Subsidiary). “Permitted Reorganization” has the meaning assigned to such term in Section 6.06(b).

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or any other entity. “Pounds Sterling” or “£” means the lawful currency of the United Kingdom. “Pre-Approved Borrower” has the meaning assigned to such term in the definition of “Revolving Facility Borrowers”. “Primary Issuing Bank” has the meaning assigned to such term in the definition of “Issuing Bank”. “Primary Obligor” has the meaning assigned to such term in the definition of “Guarantee”. “Prime Rate” means (a) the rate of interest per annum determined by RBC from time to time as its prime commercial lending rate for United States Dollar loans in the United States for such day (such rate is not necessarily the lowest rate that Royal Bank of Canada is charging any corporate customer) or (b) if the Administrative Agent has no “prime rate”, the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent). “Pro Forma Basis” or “pro forma effect” means, with respect to any determination of the Total Net Leverage Ratio, First Lien Net Leverage Ratio, Secured Net Leverage Ratio, Fixed Charge Coverage Ratio, Consolidated Adjusted EBITDA, Consolidated Net Income or Consolidated Total Assets (including component definitions thereof) that each Subject Transaction shall be deemed to have occurred as of the first day of the applicable Test Period (or, in the case of Consolidated Total Assets (or with respect to any determination pertaining to the balance sheet, including the acquisition of Cash and Cash Equivalents in connection with an acquisition of a Person, business line, unit, division or product line), as of the last day of such Test Period) with respect to any test or covenant for which such calculation is being made and that: (a) (i) in the case of (A) any Disposition of all or substantially all of the Capital Stock of any Restricted Subsidiary or any division and/or product line of Holdings or any Restricted Subsidiary, (B) any designation of a Restricted Subsidiary as an Unrestricted Subsidiary, (c) any Investment (other than any Permitted Acquisition or similar Investment) and/or (d) any HPC Separation or any HPC Separation Reorganization Transaction, income statement items (whether positive or negative) attributable to the property or Person subject to such Subject Transaction, shall be excluded as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made and (ii) in the case of any Permitted Acquisition or similar Investment and/or designation of an Unrestricted Subsidiary as a Restricted Subsidiary described in the definition of the term “Subject Transaction”, income statement items (whether positive or negative) attributable to the property or Person subject to such Subject Transaction shall be included as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that any pro forma adjustment may be applied to any such test or covenant solely to the extent that such adjustment is consistent with the definition of “Consolidated Adjusted EBITDA”, (b) any Expected Cost Savings as a result of any Cost Savings Initiative shall be calculated on a pro forma basis as though such Expected Costs Savings had been realized on the first day of the applicable Test Period and as if such Expected Cost Savings were realized in full during the entirety of such period, (c) any retirement or repayment of Indebtedness (other than normal fluctuations in revolving Indebtedness incurred for working capital purposes) shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made, (d) any incurrence of Indebtedness by Holdings or any of its Restricted Subsidiaries shall be deemed to have occurred as of the first day of the applicable Test Period with respect to any test or covenant for which the relevant determination is being made; provided that, (x) if such Indebtedness has a floating or formula rate, such Indebtedness shall have an implied rate of interest for the applicable Test Period for purposes of this definition determined by utilizing the rate that is or would be in effect with respect to such Indebtedness at the relevant date of determination (taking into account any interest hedging arrangements applicable to such Indebtedness), (y) interest on any obligation with respect to any Finance Lease shall be deemed to accrue at an interest rate determined by a Responsible Officer of the Lead Borrower in good faith to be the rate of interest implicit in such obligation in accordance with GAAP and (z) interest on any Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate or other rate shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen by the Borrower, and (e) the acquisition of any assets (including Cash and Cash Equivalents) included in calculating Consolidated Total Assets, whether pursuant to any Subject Transaction or any Person becoming a subsidiary or merging, amalgamating or consolidating with or into Holdings or any of its Restricted Subsidiaries, or the Disposition of any assets (including Cash and Cash Equivalents) included in calculating Consolidated Total Assets described in the definition of “Subject Transaction” shall be deemed to have occurred as of the last day of the applicable Test Period with respect to any test or covenant for which such calculation is being made. Pro forma calculations made pursuant to the definition of the term “Pro Forma Basis” shall be determined in good faith by a Responsible Officer of the Lead Borrower and, to the extent applicable, in compliance with Section 1.11. Any such pro forma calculation may include adjustments appropriate, in the reasonable good faith determination of the Lead Borrower as set forth in an officer’s certificate, to reflect operating expense reductions and other operating improvements or cost synergies reasonably expected to result from the applicable event. “Projections” means the projections of the Lead Borrower and its subsidiaries included in the Information Memorandum (or a supplement thereto). “Promissory Note” means a promissory note of the Lead Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit G, evidencing the aggregate outstanding principal amount of Loans of the Lead Borrower to such Lender resulting from the Loans made by such Lender. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” means, as to any Person, costs associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and costs relating to compliance with the provisions of the Securities Act and the Exchange Act, as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity, directors’, managers’ and/or employees’ compensation, fees and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees, and listing fees and other costs and/or expenses associated with being a public company. “QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” shall have the meaning provided in Section 9.25.

“Qualified Capital Stock” of any Person means any Capital Stock of such Person that is not Disqualified Capital Stock. “RBC” means Royal Bank of Canada. “Real Estate Asset” means, at any time of determination, all right, title and interest (fee, leasehold or otherwise) of any Loan Party in and to real property (including, but not limited to, land, improvements and fixtures thereon). “Receivables Subsidiary” means a wholly-owned Subsidiary of the Lead Borrower, which engages in no activities other than in connection with Permitted Receivables Financings and which is designated (as provided below) as a “Receivables Subsidiary”, (a) with which neither the Lead Borrower nor any of its Subsidiaries has any contract, agreement, arrangement or understanding (other than pursuant to customary market terms in the documentation relating to the Permitted Receivables Financing (including with respect to fees payable in the ordinary course of business in connection with the servicing of accounts receivable and related assets)) on terms less favorable to the Lead Borrower or such Subsidiary than those that might be obtained at the time from persons that are not Affiliates of the Lead Borrower (as determined by the Lead Borrower in good faith) and (b) to which neither the Lead Borrower nor any other Subsidiary of the Lead Borrower has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results. Any such designation shall be evidenced to the Administrative Agent by filing with the Administrative Agent an officer’s certificate of the Lead Borrower certifying that, to the best of such officer’s knowledge and belief after consultation with counsel, such designation complied with the foregoing conditions. “Refinancing” has the meaning assigned to such term in Section 4.01(f). “Refinancing Amendment” means an amendment to this Agreement in form and substance reasonably satisfactory to the Administrative Agent and the Lead Borrower executed by (a) Holdings and the Lead Borrower, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Replaced Revolving Facility being incurred pursuant thereto and in accordance with Section 9.02(c). “Refinancing Indebtedness” has the meaning assigned to such term in Section 6.01(p). “Refunding Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii). “Register” has the meaning assigned to such term in Section 9.05(b)(iv). “Regular Cash Dividend” means a quarterly Cash dividend at the current rate of $0.42 per share (which is the amount publicly declared and in effect as of the Closing Date) on the common Capital Stock of Super Holdco, commencing in the fiscal year beginning October 1, 2014. “Regulation D” means Regulation D of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation H” means Regulation H of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof.

“Related Funds” means with respect to any Lender that is an Approved Fund, any other Approved Fund that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective officers, directors, employees, agents, controlling persons and members of such Person and such Person’s Affiliates. “Release” means any release, spill, emission, leaking, pumping, pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping or leaching of any Hazardous Material into the Environment (including the abandonment or disposal of any barrels, containers or other closed receptacles containing any Hazardous Material). “Relevant Governmental Body” means (a) with respect to Loans denominated in U.S. Dollars, the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System and/or the Federal Reserve Bank of New York, or any successor thereto, (b) with respect to Revolving Loans denominated in Pounds Sterling, the Bank of England, or a committee officially endorsed or convened by the Bank of England or, in each case, any successor thereto, (c) with respect to Revolving Loans denominated in Euros, the European Central Bank, or a committee officially endorsed or convened by the European Central Bank or, in each case, any successor thereto, (d) with respect to Revolving Loans denominated in Canadian Dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto and (e) with respect to Revolving Loans denominated in any other Agreed Currency, (i) the central bank for the currency in which such Revolving Loan is denominated or any central bank or other supervisor which is responsible for supervising either (x) interest rates in such Agreed Currency or (y) the administrator of interest rates in such Agreed Currency or (ii) any working group or committee officially endorsed or convened by (w) the central bank for the currency in which any interest rates in such Agreed Currency is denominated, (x) any central bank or other supervisor that is responsible for supervising either (A) interest rates in such Agreed Currency or (B) the administrator of interest rates in such Agreed Currency, (y) a group of those central banks or other supervisors or (z) the Financial Stability Board or any part thereof. “Relevant Rate” means with respect to any Credit Extension denominated in (a) U.S. Dollars, Adjusted Term SOFR, (b) Canadian Dollars, Adjusted Term CORRA, (c) Pounds Sterling, the SONIA Rate and (d) Euro, the EURIBOR Rate. “Replaced Revolving Facility” has the meaning assigned to such term in Section 9.02(c). “Replacement Revolving Facility” has the meaning assigned to such term in Section 9.02(c). “Representative” has the meaning assigned to such term in Section 9.13. “Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the Dollar Equivalent of (a) Total Outstandings (with the Dollar Equivalent of each Lender’s risk participation and funded participation in LC Obligations being deemed “held” by such Lender for purposes of this definition) and (b) aggregate Unused Revolving Credit Commitments; provided that the Unused Revolving Credit Commitments of, and the portion of the Total Outstandings held or deemed held by any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders. “Requirements of Law” means, with respect to any Person, collectively, the common law and all federal, state, local, foreign, multinational or international laws, statutes, codes, treaties, standards, rules and regulations, guidelines, ordinances, orders, judgments, writs, injunctions, decrees (including administrative or judicial precedents or authorities) and the interpretation or administration thereof by, and other determinations, directives, requirements or requests of any Governmental Authority, in each case whether or not having the force of law and that are applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” of any Person means the chief executive officer, the president, the chief financial officer, the treasurer, any assistant treasurer, any executive vice president, any senior vice president, any vice president or the chief operating officer of such Person and any other individual or similar official thereof responsible for the administration of the obligations of such Person in respect of this Agreement, and, as to any document delivered on the Closing Date, shall include any secretary or assistant secretary or any other individual or similar official thereof with substantially equivalent responsibilities of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of any Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party, and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Responsible Officer Certification” means, with respect to the financial statements for which such certification is required, the certification of a Responsible Officer of the Lead Borrower that such financial statements fairly present, in all material respects, in accordance with GAAP, the consolidated financial condition of the Lead Borrower as at the dates indicated and its consolidated income and cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments. “Restricted Debt” has the meaning set forth in Section 6.04(b). “Restricted Debt Payment” has the meaning set forth in Section 6.04(b). “Restricted Payment” means (a) any dividend or other distribution on account of any shares of any class of the Capital Stock of the Lead Borrower, except a dividend payable solely in shares of Qualified Capital Stock to the holders of such class; (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any shares of any class of the Capital Stock of the Lead Borrower and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of the Capital Stock of the Lead Borrower now or hereafter outstanding. “Restricted Subsidiary” means, as to any Person, any subsidiary of such Person that is not an Unrestricted Subsidiary. Unless otherwise specified, “Restricted Subsidiary” means any Restricted Subsidiary of the Lead Borrower. “Revolving Credit Commitment” means, with respect to each Lender, such Lender’s Dollar Revolving Credit Commitment and/or Multicurrency Revolving Credit Commitment. “Revolving Credit Exposure” means, with respect to any Lender at any time, such Lender’s Dollar Revolving Credit Exposure and/or Multicurrency Revolving Credit Exposure. “Revolving Credit Maturity Date” means the date that is five years after the Closing Date. “Revolving Facility” means the Dollar Revolving Facility and the Multicurrency Revolving Facility. “Revolving Facility Borrowers” means on the Closing Date, the Lead Borrower and after the Closing Date, in addition to the Lead Borrower subject to execution and delivery of a Borrower Joinder Agreement and the delivery of customary corporate (and, if appropriate, shareholder) resolutions, officer certificates (and, if appropriate, solvency certificates) and legal opinions addressed to the Administrative Agent and the other Secured Parties of counsel for the Loan Parties (or, if applicable, in the relevant jurisdictions, counsel for the Secured Parties) reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request and such other instruments and documents as the Administrative Agent may reasonably request in connection with such Borrower Joinder Agreement, (1) subject to the Administrative Agent’s and the Revolving Lenders’ satisfactory receipt of documentation or other information as required by regulatory authorities under applicable “know your customer” rules and regulations, a subsidiary of the Lead Borrower organized and domiciled in Germany (the “German Borrower”), (2) subject to the Administrative Agent’s and the Revolving Lenders’ satisfactory receipt of documentation or other information as required by regulatory authorities under applicable “know your customer” rules and regulations, a subsidiary of the Lead Borrower organized and domiciled in Canada (the “Canadian Borrower”), (3) subject to the Administrative Agent’s and the Revolving Lenders’ satisfactory receipt of documentation or other information as required by regulatory authorities under applicable “know your customer” rules and regulations, a subsidiary of the Lead Borrower organized and domiciled in England (the “U.K. Borrower” and collectively with the German Borrower and the Canadian Borrower, the “Pre-Approved Borrowers”) and (4) subject to the consent of the Administrative Agent, each Revolving Lender and each Issuing Bank that is requested to make available all or a part of the Revolving Credit Commitments thereto, and subject to the Administrative Agent’s receipt of documentation or other information as required by regulatory authorities under applicable “know your customer” rules and regulations, one or more additional subsidiaries of the Lead Borrower organized in one or more different jurisdictions to be determined and as designated by the Lead Borrower as a “Borrower” hereunder, in each case, after such additional Borrower has executed and delivered to the Administrative Agent a Borrower Joinder Agreement and the delivery of customary corporate (and, if appropriate, shareholder) resolutions, officer certificates (and, if appropriate, solvency certificates) and legal opinions addressed to the Administrative Agent and the other Secured Parties of counsel for the Loan Parties (or, if applicable, in the relevant jurisdictions, counsel for the Secured parties) reasonably acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request and such other instruments and documents as the Administrative Agent may reasonably request in connection with such Borrower Joinder Agreement (collectively, “Other Non-U.S. Revolving Borrowers”). “Revolving Lender” means a Lender with a Revolving Credit Commitment or an Additional Revolving Commitment or, after the termination of all Revolving Credit Commitments and Additional Revolving Commitments, with an outstanding Revolving Loan or Additional Revolving Loan. “Revolving Loans” means Dollar Revolving Loans and/or Multicurrency Revolving Loans. “S&P” means S&P Global Ratings, or any successor thereto. “Sanctions Laws and Regulations” means (i) any sanctions or requirements imposed by, or based upon the obligations or authorities set forth in, the USA PATRIOT Act, the Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading with the Enemy Act (50 U.S.C. § 4301 et seq.), the U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, all as amended, or any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B, Chapter V, as amended) or any other law or executive order relating thereto, or other sanctions, enforced or administered by the U.S. Department of the Treasury Office of Foreign Assets Control or the U.S. Department of State, and any similar law, regulation, or executive order, or sanctions enacted in the United States after the date of this Agreement, (ii) any Canadian Sanctions and Anti-Terrorism Laws and (iii) any Non-U.S. Sanctions Laws and Regulations. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of its functions. “Secured Hedging Obligations” means all Hedging Obligations (other than any Excluded Swap Obligations) under each Hedge Agreement that (a) is in effect on the Closing Date between any Loan Party or any of its Restricted Subsidiaries and a counterparty that is the Administrative Agent, a Lender, an Arranger or any Affiliate of the Administrative Agent, a Lender or an Arranger as of the Closing Date or (b) is entered into after the Closing Date between any Loan Party or any of its Restricted Subsidiaries and any counterparty that is (or is an Affiliate of) the Administrative Agent, any Lender or any Arranger at the time such Hedge Agreement is entered into unless the Lead Borrower or the applicable counterparty thereto informs the Administrative Agent in writing that such Hedge Agreement has been excluded from the Secured Hedging Obligations for purposes of the Loan Documents, it being understood that each counterparty to any Secured Hedging Obligation shall be deemed (A) to appoint the Administrative Agent as its agent under the applicable Loan Documents and (B) to agree to be bound by the provisions of Article 8, Section 9.03 and Section 9.10 as if it were a Lender. “Secured Obligations” means all Obligations, together with (a) all Banking Services Obligations, (b) all Secured Hedging Obligations and (c) all Ancillary Obligations. “Secured Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Secured Debt as of such date (net of (i) unrestricted Cash and Cash Equivalents of the Lead Borrower and its Restricted Subsidiaries and (ii) Cash and Cash Equivalents of the Lead Borrower and its Restricted Subsidiaries restricted in favor of the Credit Facilities (which may also include Cash and Cash Equivalents securing other Indebtedness secured by a Lien on the Collateral)) to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended or the Test Period otherwise specified where the term “Secured Net Leverage Ratio” is used in this Agreement, in each case for the Lead Borrower and its Restricted Subsidiaries on a consolidated basis. “Secured Parties” means (i) the Lenders, (ii) the Ancillary Lenders, (iii) the Administrative Agent, (iv) the Collateral Agent, (v) each counterparty to a Hedge Agreement with a Loan Party or any of its Restricted Subsidiaries the obligations under which constitute Secured Hedging Obligations, (vi) each provider of Banking Services to any Loan Party or any of its Restricted Subsidiaries the obligations under which constitute Banking Services Obligations, (vii) the Arrangers and (viii) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document. “Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing; provided that “Securities” shall not include any earn-out agreement or obligation or any employee bonus or other incentive compensation plan or agreement. “Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder. “Security Agreement” means the Security Agreement, dated June 23, 2015 (as amended, restated, supplemented or otherwise modified from time to time), among the Loan Parties and the Administrative Agent for the benefit of the Secured Parties. “Similar Business” means (a) any business conducted or proposed to be conducted by the Lead Borrower or any of its Restricted Subsidiaries on the Closing Date, and any reasonable extension thereof, or (b) any business or other activities that are reasonably similar, ancillary, incidental, complementary or related to, or a reasonable extension, development or expansion of, the business in which the Lead Borrower and its Restricted Subsidiaries are engaged or propose to be engaged on the Closing Date. “SOFR” means a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Determination Day” has the meaning set forth in the definition of “Daily Simple SOFR”.

“SOFR Loan” means a Loan that bears interest at a rate based on Adjusted Term SOFR, other than pursuant to clause (b)(ii) of the definition of “Alternate Base Rate”. “SOFR Rate Day” has the meaning set forth in the definition of “Daily Simple SOFR”. “SONIA” means a rate equal to the Sterling Overnight Index Average as administered by the SONIA Administrator. “SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average). “SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time. “SONIA Rate” means, for any day, with respect to any Credit Extension denominated in Pounds Sterling, the rate per annum equal to SONIA for the day that is five Business Days prior to such day, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website; provided, that in no event shall the SONIA Rate be less than 0.00% per annum for the purposes of this Agreement. Any change in a SONIA Rate shall be effective from and including the date of such change without further notice. “SONIA Rate Conforming Changes” means with respect to SONIA, any technical, administrative or operational changes (including technical, administrative or operational changes to the definition of “SONIA,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent reasonably decides, in consultation with the Borrower, may be appropriate to reflect the adoption and implementation of SONIA and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent reasonably determines that no market practice for the administration of SONIA exists, in such other manner of administration as the Administrative Agent reasonably decides, in consultation with the Borrower, is reasonably necessary in connection with the administration of this Agreement). “SONIA Rate Revolving Loan” means a Revolving Loan that bears interest at a rate based on the definition of “SONIA Rate.” All SONIA Rate Revolving Loans must be denominated in Pounds Sterling. “SPAC Vehicle” means any publicly traded special purpose acquisition company or targeted acquisition company or any entity similar to the foregoing. “SPC” has the meaning assigned to such term in Section 9.05(e). “specified transaction” has the meaning assigned to such term in Section 1.09(a). “Standby Letter of Credit” means any Letter of Credit other than any Commercial Letter of Credit. “Stated Amount” means, with respect to any Letter of Credit, at any time, the maximum amount available to be drawn thereunder, in each case determined (x) as if any future automatic increases in the maximum available amount provided for in any such Letter of Credit had in fact occurred at such time and (y) without regard to whether any conditions to drawing could then be met but after giving effect to all previous drawings made thereunder. “Subject Transaction” means, with respect to any Test Period (and after such period as to which pro forma recalculation is appropriate as if such transaction had occurred as of the first day of such period), (a) the Transactions, (b) any Permitted Acquisition or any other acquisition or other Investment, whether by purchase, merger, amalgamation or otherwise, of all or substantially all of the assets of, or any business line, unit or division of, any Person or any facility, or of a majority of the outstanding Capital Stock of any Person (but in any event including any Investment in (x) any Restricted Subsidiary which serves to increase Holdings’ or any Restricted Subsidiary’s respective equity ownership in such Restricted Subsidiary or (y) any joint venture for the purpose of increasing Holdings’ or its relevant Restricted Subsidiary’s ownership interest in such joint venture), in each case that is permitted by this Agreement, (c) any Disposition of all or substantially all of the assets or Capital Stock of a subsidiary (or any business unit, line of business or division of Holdings or a Restricted Subsidiary) not prohibited by this Agreement and/or any discontinued operation (as determined in accordance with GAAP, except that notwithstanding any classification under GAAP of any Person or business in respect of which a definitive agreement for the disposition thereof has been entered into as discontinued operations, the Consolidated Adjusted EBITDA of such Person or business shall not be excluded pursuant to the definition of “Pro Forma Basis” or “pro forma effect” until such disposition shall have been consummated), (d) the designation of a Restricted Subsidiary as an Unrestricted Subsidiary or an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 5.10 hereof, (e) any incurrence or repayment of Indebtedness (other than revolving Indebtedness), (f) any Cost Savings Initiative, (g) any HPC Separation or any HPC Separation Reorganization Transaction and/or (h) any other event that by the terms of the Loan Documents requires pro forma compliance with a test or covenant hereunder or requires such test or covenant to be calculated on a pro forma basis. “Subordinated Indebtedness” means any Indebtedness of the Lead Borrower or any of its Restricted Subsidiaries that is expressly subordinated in right of payment to the Obligations. “Subsidiary” or “Subsidiaries” or “subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other subsidiaries of such Person or a combination thereof; provided that in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interests in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding. Unless otherwise specified, “subsidiary” means any subsidiary of the Lead Borrower. “Subsidiary Guarantor” means (x) on the Closing Date, each subsidiary of the Lead Borrower (other than any subsidiary that is an Excluded Subsidiary on the Closing Date) and (y) thereafter, each subsidiary of the Lead Borrower that guarantees the Secured Obligations pursuant to the terms of this Agreement, in each case, until such time as the relevant subsidiary is released from its obligations under the Loan Guaranty in accordance with the terms and provisions hereof. “Successor Borrower” has the meaning assigned to such term in Section 6.07(a). “Super Holdco” means Spectrum Brands Holdings, Inc., a Delaware corporation. “Supported QFC” shall have the meaning provided in Section 9.25. “Swap Obligations” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “TARGET Day” means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system (or, if such payment system ceases to be operative, such other payment system (if any) determined by the Administrative Agent to be a suitable replacement) is open for the settlement of payments in Euros. “Taxes” means any and all present and future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority.

“Term CORRA” means, for any calculation with respect to a Term CORRA Loan, the Term CORRA Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination Day the Term CORRA Reference Rate for the applicable tenor has not been published by the Term CORRA Administrator and a Canadian Benchmark Replacement Date with respect to the Term CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than three (3) Business Days prior to such Periodic Term CORRA Determination Day. “Term CORRA Adjustment” means 0.29547% (29.547 basis points) for a tenor of one-month’s duration, and 0.32138% (32.138 basis points) for a tenor of three-months’ duration. “Term CORRA Administrator” means Candeal Benchmark Administration Services Inc., TSX Inc., or any successor administrator. “Term CORRA Borrowing” means a Borrowing comprised of Term CORRA Loans. “Term CORRA Loan” means a Loan made pursuant to Section 2.08 that bears interest at a rate based on Adjusted Term CORRA other than pursuant to clause (ii) of the definition of “Canadian Prime Rate” “Term CORRA Reference Rate” means the forward-looking term rate based on CORRA. “Term SOFR” means, for any Interest Period for a SOFR Loan, the greater of (a) the Term SOFR Reference Rate (rounded upward to the next one-sixteenth (1/16th) of one percent (0.0625%), if necessary) for a tenor comparable to the applicable Interest Period on the day (the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator and (b) the Floor; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day. “Term SOFR Adjustment” means 0.10% (10 basis points). “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.16 and other technical, administrative or operational matters) that the Administrative Agent decides, in consultation with the Lead Borrower, may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if it decides that adoption of any portion of such market practice is not administratively feasible or if the

Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is necessary in connection with the administration of this Agreement and the other Loan Documents). “Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” has the meaning assigned to such term in the lead-in to Article 5. “Test Period” means, as of any date, the period of four consecutive Fiscal Quarters then most recently ended for which financial statements under Section 5.01(a) or Section 5.01(b), as applicable, have been delivered (or are required to have been delivered) or, at the Lead Borrower’s election, are internally available; it being understood and agreed that prior to the first delivery of financial statements of Section 5.01(a), “Test Period” means the period of four consecutive Fiscal Quarters in respect of which financial statements were delivered pursuant to Section 4.01(c). “Threshold Amount” means $70,000,000. “Total Dollar Revolving Credit Commitment” means, at any time, the aggregate amount of the Dollar Revolving Credit Commitments, as in effect at such time; provided, that such Total Dollar Revolving Credit Commitment shall, unless otherwise agreed among the Lead Borrower and the Lenders providing such Incremental Revolving Facility, be increased by 80% of any upsizing of the Revolving Facility pursuant to any Incremental Revolving Facility incurred after the Closing Date. The Total Dollar Revolving Credit Commitment as of the Closing Date is $400,000,000. “Total Multicurrency Revolving Credit Commitment” means, at any time, the aggregate amount of the Multicurrency Revolving Credit Commitments, as in effect at such time; provided, that such Total Multicurrency Revolving Credit Commitment shall, unless otherwise agreed among the Lead Borrower and the Lenders providing such Incremental Revolving Facility, be increased by 20% of any upsizing of the Revolving Facility pursuant to any Incremental Revolving Facility incurred after the Closing Date. The Total Multicurrency Revolving Credit Commitment as of the Closing Date is $100,000,000. “Total Multicurrency Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Multicurrency Revolving Loans and Multicurrency LC Obligations, and all Ancillary Outstandings. “Total Multicurrency Revolving Outstandings” means the aggregate of all Multicurrency Revolving Outstandings. “Total Net Leverage Ratio” means the ratio, as of any date of determination, of (a) Consolidated Total Debt outstanding as of such date (net of (i) unrestricted Cash and Cash Equivalents of the Lead Borrower and its Restricted Subsidiaries and (ii) Cash and Cash Equivalents of the Lead Borrower and its Restricted Subsidiaries restricted in favor of the Credit Facilities (which may also include Cash and Cash Equivalents securing other Indebtedness secured by a Lien on the Collateral)) to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended or the Test Period otherwise specified where the term “Total Net Leverage Ratio” is used in this Agreement in each case for the Lead Borrower and its Restricted Subsidiaries. “Total Outstandings” means the aggregate Outstanding Amount of all Loans and all LC Obligations, and all Ancillary Outstandings. “Total Revolving Credit Commitment” means the Total Dollar Revolving Credit Commitment and the Total Multicurrency Revolving Credit Commitment. The Total Revolving Credit Commitment as of the Closing Date is $500,000,000.

“Total Revolving Credit Outstandings” means the aggregate Outstanding Amount of all Revolving Loans and LC Obligations, and all Ancillary Outstandings. “Trade Date” has the meaning assigned to such term in Section 9.05(f)(i) “Trademark” means the following: (a) all trademarks (including service marks), common law marks, trade names, trade dress, and logos, slogans and other indicia of origin under the laws of any jurisdiction in the world, and the registrations and applications for registration thereof and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all domestic rights corresponding to any of the foregoing. “Transaction Costs” means fees, premiums, expenses and other transaction costs (including original issue discount or upfront fees) payable or otherwise borne by the Lead Borrower and its subsidiaries in connection with the Transactions and the transactions contemplated thereby. “Transactions” means, collectively, (a) the execution, delivery and performance by the Loan Parties of the Loan Documents to which they are a party and the Borrowing of Loans hereunder and (b) the payment of the Transaction Costs. “Treasury Capital Stock” has the meaning assigned to such term in Section 6.04(a)(viii). “Treasury Regulations” means the U.S. federal income tax regulations promulgated under the Code. “Tristar Business” shall mean all or any portion of the business conducted by, and the assets and liabilities of, the “Tristar Business” (together with related corporate overhead operations), substantially consistent with the presentation of such business contained in the unaudited financial statements of the Lead Borrower for the fiscal quarter ended July 2, 2023 as determined by the Lead Borrower in good faith. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to Term SOFR, the Alternate Base Rate, the Canadian Prime Rate and Term CORRA, the EURIBOR Rate or the SONIA Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue or perfection of security interests. “U.K. Borrower” has the meaning assigned to such term in the definition of “Revolving Facility Borrowers”. “U.K. Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “U.K. Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any U.K. Financial Institution. “Unadjusted Canadian Benchmark Replacement” means the applicable Canadian Benchmark Replacement excluding the Canadian Benchmark Replacement Adjustment.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment. “Unfunded Advances/Participations” means (a) with respect to the Administrative Agent, the aggregate amount, if any (i) made available to the Lead Borrower on the assumption that each Lender has made available to the Administrative Agent such Lender’s share of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.07(b) and/or Section 2.18(d) and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Lead Borrower or made available to the Administrative Agent by any such Lender and (b) with respect to any Issuing Bank, the aggregate amount, if any, of LC Disbursements in respect of which a Revolving Lender shall have failed to make Revolving Loans to reimburse such Issuing Bank pursuant to Section 2.05(e). “Unrestricted Subsidiary” means any subsidiary of the Lead Borrower designated by the Lead Borrower as an Unrestricted Subsidiary on the Closing Date and listed on Schedule 5.10 or after the Closing Date pursuant to Section 5.10. “Unused Dollar Revolving Credit Commitment” of any Lender, at any time, means the remainder of the Dollar Revolving Credit Commitment of such Lender at such time, if any, less the sum of (a) the aggregate Outstanding Amount of Dollar Revolving Loans made by such Lender and (b) such Lender’s Dollar LC Exposure at such time. “Unused Multicurrency Revolving Credit Commitment” of any Lender, at any time, means the remainder of the Multicurrency Revolving Credit Commitment of such Lender at such time, if any, less the sum of (a) the aggregate Outstanding Amount of Multicurrency Revolving Loans made by such Lender, (b) such Lender’s Multicurrency LC Exposure at such time and (c) the Dollar Equivalent of all Ancillary Commitments denominated in an Agreed Currency of such Lender (or its Affiliates) at such time. “Unused Revolving Credit Commitment” of any Lender, at any time, means the Unused Dollar Revolving Credit Commitment and/or Unused Multicurrency Revolving Credit Commitment. “U.S.” means the United States of America. “U.S. Credit Facilities” means the Credit Facilities incurred by the Lead Borrower or any additional Borrower incorporated or organized under the laws of the U.S., any state thereof or the District of Columbia. “U.S. Dollars” or “$” refers to lawful money of the U.S. “U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Special Resolution Regimes” shall have the meaning provided in Section 9.25. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Wholly-Owned Subsidiary” of any Person means a subsidiary of such Person, 100% of the Capital Stock of which (other than directors’ qualifying shares or shares required by law to be owned by a resident of the relevant jurisdiction) shall be owned by such Person or by one or more Wholly-Owned Subsidiaries of such Person. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., an “ABR Loan”, a “CORRA Loan” or a “SOFR Loan”) or by Class and Type (e.g., a “CORRA Revolving Loan”, “SONIA Rate Revolving Loan” or a “SOFR Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., an “ABR Borrowing”, a “Term CORRA Borrowing” or a “SOFR Borrowing”) or by Class and Type (e.g., an “ABR Rate Revolving Borrowing”, a “CORRA Revolving Borrowing”, a “SONIA Rate Revolving Borrowing” or a “SOFR Revolving Borrowing”). Section 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein or in any Loan Document shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified or extended, replaced or refinanced (subject to any restrictions or qualifications on such amendments, restatements, amendment and restatements, supplements or modifications or extensions, replacements or refinancings set forth herein), (b) any reference to any law in any Loan Document shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law, (c) any reference herein or in any Loan Document to any Person shall be construed to include such Person’s successors and permitted assigns, (d) the words “herein,” “hereof” and “hereunder,” and words of similar import, when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision hereof, (e) all references herein or in any Loan Document to Articles, Sections, clauses, paragraphs, Exhibits and Schedules shall be construed to refer to Articles, Sections, clauses and paragraphs of, and Exhibits and Schedules to, such Loan Document, (f) in the computation of periods of time in any Loan Document from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” mean “to but excluding” and the word “through” means “to and including” and (g) the words “asset” and “property”, when used in any Loan Document, shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including Cash, securities, accounts and contract rights. Section 1.04 Accounting Terms; GAAP. (a) All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP as in effect from time to time and, except as otherwise expressly provided herein, all terms of an accounting or financial nature that are used in calculating the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Fixed Charge Coverage Ratio, Consolidated Adjusted EBITDA or Consolidated Total Assets shall be construed and interpreted in accordance with GAAP, as in effect from time to time; provided that if the Lead Borrower notifies the Administrative Agent that the Lead Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date of delivery of the financial statements described in Section 3.04(a) in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Lead Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change becomes effective until such notice shall have been withdrawn or such provision amended in accordance herewith; provided, further, that if such an amendment is requested by the Lead Borrower or the Required Lenders, then the Lead Borrower and the Administrative Agent shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof; provided, further, that all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made without giving effect to (i) any election under Accounting Standards Codification 825-10-25 (previously referred to as Statement of Financial Accounting Standards 159) (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Lead Borrower or any subsidiary at “fair value”, as defined therein and (ii) any treatment of Indebtedness in respect of convertible debt instruments under Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. (b) Notwithstanding anything to the contrary herein, but subject to Section 1.11, all financial ratios and tests (including the Total Net Leverage Ratio, the First Lien Net Leverage Ratio, the Secured Net Leverage Ratio, the Fixed Charge Coverage Ratio and the amount of Consolidated Total Assets, Consolidated Net Income and Consolidated Adjusted EBITDA) contained in this Agreement that are calculated with respect to any Test Period during which any Subject Transaction occurs shall be calculated with respect to such Test Period and such Subject Transaction on a Pro Forma Basis. Further, if since the beginning of any such Test Period and on or prior to the date of any required calculation of any financial ratio or test (x) any Subject Transaction has occurred or (y) any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into Holdings or any of its Restricted Subsidiaries since the beginning of such Test Period has consummated any Subject Transaction, then, in each case, any applicable financial ratio or test shall be calculated on a Pro Forma Basis for such Test Period as if such Subject Transaction had occurred at the beginning of the applicable Test Period (or, in the case of Consolidated Total Assets (or with respect to any determination pertaining to the balance sheet, including the acquisition of Cash and Cash Equivalents), as of the last day of such Test Period), it being understood, for the avoidance of doubt, that solely for purposes of calculating (x) quarterly compliance with Section 6.15(a) and (y) the Total Net Leverage Ratio for purposes of the definitions of “Applicable Rate” and “Commitment Fee Rate”, in each case, the date of the required calculation shall be the last day of the Test Period, and no Subject Transaction occurring after the last day of the Test Period but on or prior to the date of calculation shall be taken into account. (c) Notwithstanding anything to the contrary contained in paragraph (a) above or in the definition of “Capital Lease”, with respect to the accounting change requiring all leases to be capitalized, only those leases that would have constituted Capital Leases in conformity with GAAP prior to such change shall be considered Capital Leases, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith (provided that together with all financial statements delivered to the Administrative Agent in accordance with the terms of this Agreement after the date of any such accounting change, the Lead Borrower shall deliver a schedule showing the adjustments necessary to reconcile such financial statements with GAAP as in effect immediately prior to such accounting change). Section 1.05 Effectuation of Transactions. Each of the representations and warranties contained in this Agreement (and all corresponding definitions) is made after giving effect to the Transactions, unless the context otherwise requires. Section 1.06 Timing of Payment of Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. Section 1.07 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to New York City time (daylight or standard, as applicable). Section 1.08 [Reserved]. Section 1.09 Currency Generally. (a) For purposes of any determination under Article 5, Article 6 (other than Section 6.15(a) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder) or Article 7 with respect to the amount of any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition, affiliate transaction or other transaction, event or circumstance, or any determination under any other provision of this Agreement, (any of the foregoing, a “specified transaction”), in a currency other than U.S. Dollars, (i) the U.S. Dollar equivalent amount of a specified transaction in a currency other than U.S. Dollars shall be calculated based on the rate of exchange quoted by the Bloomberg Foreign Exchange Rates & World Currencies Page (or any successor page thereto, or in the event such rate does not appear on any Bloomberg Page, by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Lead Borrower) for such foreign currency, as in effect at 11:00 a.m. (London time) on the date of such specified transaction (which, in the case of any Restricted Payment, shall be deemed to be the date of the declaration thereof and, in the case of the incurrence of Indebtedness, shall be deemed to be on the date first committed); provided that if any Indebtedness is incurred (and, if applicable, associated Lien granted) to refinance or replace other Indebtedness denominated in a currency other than U.S. Dollars, and the relevant refinancing or replacement would cause the applicable U.S. Dollar-denominated restriction to be exceeded if calculated at the relevant currency exchange rate in effect on the date of such refinancing or replacement, such U.S. Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing or replacement Indebtedness (and, if applicable, associated Lien granted) does not exceed an amount sufficient to repay the principal amount of such Indebtedness being refinanced or replaced, except by an amount equal to (x) unpaid accrued interest and premiums (including tender premiums) thereon plus other reasonable and customary fees and expenses (including upfront fees and original issue discount) incurred in connection with such refinancing or replacement, (y) any existing commitments unutilized thereunder and (z) additional amounts permitted to be incurred under Section 6.01 and (ii) for the avoidance of doubt, no Default or Event of Default shall be deemed to have occurred solely as a result of a change in the rate of currency exchange occurring after the time of any specified transaction so long as such specified transaction was permitted at the time incurred, made, acquired, committed, entered or declared as set forth in clause (i). For purposes of Section 6.15(a) and the calculation of compliance with any financial ratio for purposes of taking any action hereunder, on any relevant date of determination, amounts denominated in currencies other than U.S. Dollars shall be translated into U.S. Dollars at the applicable currency exchange rate used in preparing the financial statements delivered pursuant to Section 5.01(a) or (b), as applicable, for the relevant Test Period and will, with respect to any Indebtedness, reflect the currency translation effects, determined in accordance with GAAP, of any Hedge Agreement permitted hereunder in respect of currency exchange risks with respect to the applicable currency in effect on the date of determination for the U.S. Dollar equivalent amount of such Indebtedness. (b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Lead Borrower’s consent to appropriately reflect a change in currency of any country and any relevant market convention or practice relating to such change in currency. Section 1.10 Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then- existing Loans with Incremental Loans, Loans in connection with any Replacement Revolving Facility, Extended Revolving Loans or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in U.S. Dollars”, “in Agreed Currencies”, “in immediately available funds”, “in Cash” or any other similar requirement. Notwithstanding anything to the contrary set forth in this Agreement, any Lender may exchange, continue or rollover all or a portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement pursuant to a cashless settlement mechanism approved by the Borrowers, the Administrative Agent and such Lender. Section 1.11 Certain Calculations and Tests. (a) Notwithstanding anything to the contrary herein (including in connection with any calculation made on a Pro Forma Basis), if the terms of this Agreement require (1) compliance with any financial ratio or financial test (including, without limitation, any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or any Fixed Charge Coverage Ratio test) and/or any cap expressed as a percentage of Consolidated Total Assets, Consolidated Net Income or Consolidated Adjusted EBITDA, (2) accuracy of any representation or warranty and/or the absence of a Default or Event of Default (or any type of default or event of default) or (3) compliance with any basket, as a condition to (a) the consummation of any transaction (including in connection with any acquisition or other Investment, the assumption or incurrence of Indebtedness, any HPC Separation or any HPC Separation Reorganization Transaction), (b) the making of any Restricted Payment and/or (c) the making of any Restricted Debt Payment, the determination of whether the relevant condition is satisfied may be made, at the election of the Lead Borrower, (i) in the case of any acquisition or other Investment, any Disposition, any HPC Separation or any HPC Separation Reorganization Transaction and any transaction related to any of the foregoing, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) either (x) the execution of the definitive agreement with respect to such acquisition, Investment, Disposition, HPC Separation or HPC Separation Reorganization Transaction (or, solely in connection with an acquisition, consolidation or business combination to which the United Kingdom City Code on Takeovers and Mergers applies, the date on which a “Rule 2.7 Announcement” of a firm intention to make an offer is made) or the establishment of a commitment with respect to such Indebtedness or (y) the consummation of such acquisition, Investment, Disposition, HPC Separation or HPC Separation Reorganization Transaction, (ii) in the case of any Restricted Payment, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (x) the declaration of such Restricted Payment or (y) the making of such Restricted Payment and (iii) in the case of any Restricted Debt Payment, at the time of (or on the basis of the financial statements for the most recently ended Test Period at the time of) (x) delivery of notice with respect to such Restricted Debt Payment or (y) the making of such Restricted Debt Payment, in each case, after giving effect to the relevant acquisition, Restricted Payment and/or Restricted Debt Payment or other transaction on a Pro Forma Basis (including, in each case, giving effect to the relevant transaction, any relevant Indebtedness (including the intended use of proceeds thereof)) and, at the election of the Lead Borrower, giving pro forma effect to other prospective “limited conditionality” acquisitions or other Investments for which definitive agreements have been executed, and no Default or Event of Default shall be deemed to have occurred solely as a result of an adverse change in such financial ratio or test occurring after the time such election is made (but any subsequent improvement in the applicable financial ratio or test may be utilized by Holdings or any Restricted Subsidiary). For the avoidance of doubt, if the Lead Borrower shall have elected the option set forth in clause (x) of any of the preceding clauses (1), (2) or (3) in respect of any transaction, then the Lead Borrower shall be permitted to consummate such transaction even if any applicable test or condition shall cease to be satisfied subsequent to Holdings’ election of such option. The provisions of this paragraph (a) shall also apply in respect of the incurrence of any Incremental Facility. (b) For purposes of determining the permissibility of any action, change, transaction or event that requires a calculation of any financial ratio or test (including, without limitation, Section 6.15(a), any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or any Fixed Charge Coverage Ratio test and/or the amount of Consolidated Adjusted EBITDA or Consolidated Total Assets), such financial ratio or test shall be calculated at the time such action is taken (subject to clause (a) above), such change is made, such transaction is consummated or such event occurs, as the case may be, and no Default or Event of Default shall be deemed to have occurred solely as a result of a change in such financial ratio or test occurring after the time such action is taken, such change is made, such transaction is consummated or such event occurs, as the case may be. (c) Notwithstanding anything to the contrary herein, unless the Lead Borrower otherwise notifies the Administrative Agent, with respect to any amount incurred under any Revolving Facility or any other permitted revolving facility or any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or financial test (including any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or any Fixed Charge Coverage Ratio test) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with a financial ratio or financial test (including any First Lien Net Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Net Leverage Ratio test and/or any Fixed Charge Coverage Ratio test) (any such amounts, the “Incurrence-Based Amounts”), it is understood and agreed that the incurrence of the Incurrence-Based Amount shall be calculated first without giving effect to any Fixed Amount but giving full pro forma effect to the use of proceeds of such Fixed Amount and the related transactions and (B) the incurrence of the Fixed Amount shall be calculated thereafter. Unless the Lead Borrower elects otherwise, the Lead Borrower or the applicable Restricted Subsidiary shall be deemed to have used amounts under an Incurrence-Based Amount then available to Holdings or the applicable Restricted Subsidiary prior to utilization of any amount under a Fixed Amount then available to the Lead Borrower or the applicable Restricted Subsidiary. (d) The increase in any amount secured by any Lien by virtue of the accrual of interest, the accretion of accreted value, the payment of interest or a dividend in the form of additional Indebtedness, amortization of original issue discount and/or any increase in the amount of Indebtedness outstanding solely as a result of any fluctuation in the exchange rate of any applicable currency will not be deemed to be the granting of a Lien for purposes of Section 6.02. (e) For purposes of determining compliance with Section 6.01 or Section 6.02, if any Indebtedness or Lien is incurred in reliance on a basket measured by reference to a percentage of Consolidated Adjusted EBITDA, and any refinancing or replacement thereof would cause the percentage of Consolidated Adjusted EBITDA to be exceeded if calculated based on the Consolidated Adjusted EBITDA on the date of such refinancing or replacement, such percentage of Consolidated Adjusted EBITDA will be deemed not to be exceeded so long as the principal amount of such refinancing or replacement Indebtedness or other obligation does not exceed an amount sufficient to repay the principal amount of such Indebtedness or other obligation being refinanced or replaced, except by an amount equal to (x) unpaid accrued interest, penalties and premiums (including tender, prepayment or repayment premiums) thereon plus underwriting discounts and other customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payment) incurred in connection with such refinancing or replacement, (y) any existing commitments unutilized thereunder and (z) additional amounts permitted to be incurred under Section 6.01. (f) For purposes of determining compliance at any time with Sections 6.01, 6.02, 6.04, 6.05, 6.06, 6.07 and 6.09, in the event that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition or Affiliate transaction or portion thereof, as applicable, at any time meets the criteria of more than one of the categories of transactions or items permitted pursuant to any clause of such Sections 6.01 (other than Section 6.01(a) (in the case of Indebtedness incurred on the Closing Date)), 6.02 (other than Sections 6.02(a) and (t)), 6.04, 6.05, 6.06, 6.07 and 6.09 (each of the foregoing, a “Reclassifiable Item”), the Lead Borrower, in its sole discretion, may, from time to time, divide, classify or reclassify such Reclassifiable Item (or portion thereof) under one or more clauses of each such Section and will only be required to include such Reclassifiable Item (or portion thereof) in any one category; provided that, upon delivery of any financial statements pursuant to Section 5.01(a) or (b) following the initial incurrence or making of any such Reclassifiable Item, if such Reclassifiable Item could, based on such financial statements, have been incurred or made in reliance on Section 6.01(z) (in the case of Indebtedness and Liens) or any “ratio-based” basket or exception (in the case of all other Reclassifiable Items), such Reclassifiable Item shall automatically be reclassified as having been incurred or made under the applicable provisions of Section 6.01(z) or such “ratio-based” basket or exception, as applicable (in each case, subject to any other applicable provision of Section 6.01(z) or such “ratio-based” basket or exception, as applicable). It is understood and agreed that any Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition and/or Affiliate transaction need not be permitted solely by reference to one category of permitted Indebtedness, Lien, Restricted Payment, Restricted Debt Payment, Investment, Disposition and/or Affiliate transaction under Sections 6.01, 6.02, 6.04, 6.05, 6.06, 6.07 or 6.09, respectively, but may instead be permitted in part under any combination thereof or under any other available exception.

Section 1.12 Rounding. Any financial ratios required to be maintained by the Lead Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up for five). Section 1.13 Available Amount Threshold. If more than one action occurs on any given date the permissibility of the taking of which is determined hereunder by reference to the amount of the Available Amount immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently. Section 1.14 Divisions. For the avoidance of doubt, any reference herein or in any Loan Document to an assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company or other entity, or an allocation of assets to a series of a limited liability company or other entity (or the unwinding of such a division or allocation), as if it were an assignment, sale or transfer, or similar term, as applicable, to a separate Person. Any division of a limited liability company or other entity shall constitute a new separate Person hereunder (and each division of any limited liability company or other entity that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person), and such new Person shall be deemed to have been formed on the first date of its existence by the holders of its equity interests at such time. Section 1.15 Interest Rates; Benchmark Notification (a) The interest rate on a Loan denominated in U.S. Dollars may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform. Upon the occurrence of a Benchmark Transition Event, Section 2.27 provides a mechanism for determining an alternative rate of interest. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the continuation of, the administration of, submission of, calculation of, performance of or any other matter related to any interest rate used in this Agreement with respect to the Revolving Facility (including, without limitation, the Alternate Base Rate, SOFR, Adjusted Term SOFR or Term SOFR) or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative or successor rate thereto, or replacement rate thereof (including any Benchmark Replacement), including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, or have the same value or economic equivalence of as the existing interest rate (or any component thereof) being replaced or have the same volume or liquidity as did any existing interest rate (or any component thereof) prior to its discontinuance or unavailability. The Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate (or component thereof) used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. Notwithstanding anything to the contrary herein, this Section 1.15 and the notifications, disclaimers and limitations set forth herein shall only be applicable to the Revolving Facility and the Revolving Lenders and not, for the avoidance of doubt, any other Credit Facilities or Lenders. (b) The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Canadian Prime Rate, Term CORRA, Adjusted Term CORRA, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Canadian Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Canadian Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Canadian Prime

Rate, Term CORRA, Adjusted Term CORRA, or any other Canadian Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Canadian Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Canadian Prime Rate, Term CORRA, Adjusted Term CORRA, any alternative, successor or replacement rate (including any Canadian Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Canadian Prime Rate, Term CORRA, Adjusted Term CORRA, or any other Canadian Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE 2 THE CREDITS Section 2.01 Commitments. (a) Subject to the terms and conditions set forth herein, (x) each Dollar Revolving Lender severally, and not jointly, agrees to make Dollar Revolving Loans denominated in U.S. Dollars to the Revolving Facility Borrowers in U.S. Dollars at any time and from time to time on and after the Closing Date, and until the earlier of the Dollar Revolving Credit Maturity Date and the termination of the Dollar Revolving Credit Commitment of such Dollar Revolving Lender in accordance with the terms hereof; provided that after giving effect to any Borrowing of Dollar Revolving Loans, the Outstanding Amount of such Lender’s Dollar Revolving Credit Exposure shall not exceed such Lender’s Dollar Revolving Credit Commitment and (y) each Multicurrency Revolving Lender severally, and not jointly, agrees to make Multicurrency Revolving Loans denominated in U.S. Dollars or Agreed Currencies to the Revolving Facility Borrowers in U.S. Dollars or Agreed Currencies at any time and from time to time on and after the Closing Date, and until the earlier of the Multicurrency Revolving Credit Maturity Date and the termination of the Multicurrency Revolving Credit Commitment of such Multicurrency Revolving Lender in accordance with the terms hereof; provided that after giving effect to any Borrowing of Multicurrency Revolving Loans, the Dollar Equivalent of the Outstanding Amount of such Lender’s Multicurrency Revolving Credit Exposure shall not exceed the Dollar Equivalent of such Lender’s Multicurrency Revolving Credit Commitment. Within the foregoing limits and subject to the terms, conditions and limitations set forth herein, the Revolving Facility Borrowers may borrow, pay or prepay and reborrow Revolving Loans. Subject to the terms of this Agreement and the Ancillary Documents, an Ancillary Lender may make available an Ancillary Facility to any Revolving Facility Borrower in place of all or part of its Multicurrency Revolving Credit Commitment. (b) [reserved]. (c) Subject to the terms and conditions of this Agreement, each Lender and each Additional Lender with an Additional Revolving Commitment for a given Class of Incremental Revolving Loans severally, and not jointly, agrees to make Incremental Revolving Loans to any Revolving Facility Borrower at any time and from time to time on and after the initial incurrence thereof, and until the earlier of the maturity thereof and the termination of the Additional Revolving Commitment of such in accordance with the terms hereof; provided that after giving effect to any Borrowing of Incremental Revolving Loans, the Outstanding Amount of such Lender’s Revolving Credit Exposure in respect of Additional Revolving Loans shall not exceed such Lender’s Additional Revolving Commitment in respect of Additional Revolving Loans. Section 2.02 Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. (b) Subject to Section 2.01 and Section 2.14, each Borrowing shall be comprised entirely of (i) in the case of Loans denominated in U.S. Dollars or Canadian Dollars, ABR Loans, SOFR Loans, or Term

CORRA Loans as the Lead Borrower may request in accordance herewith, (ii) in the case of Revolving Loans denominated in Euros, EURIBOR Rate Revolving Loans, (iii) in the case of Revolving Loans denominated in Pounds Sterling, SONIA Rate Revolving Loans or (iv) in the case of Revolving Loans, in Agreed Currencies. Each Lender at its option may make any CORRA Loan, SOFR Loan, Canadian Prime Rate Loan, EURIBOR Rate Revolving Loan or SONIA Rate Revolving Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Lead Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) such CORRA Loan, SOFR Loan, ABR Loan, EURIBOR Rate Revolving Loan or SONIA Rate Revolving Loan shall be deemed to have been made and held by such Lender, and the obligation of the Lead Borrower to repay such CORRA Loan, SOFR Loan, Canadian Prime Rate Loan, EURIBOR Rate Revolving Loan or SONIA Rate Revolving Loan, as applicable, shall nevertheless be to such Lender for the account of such domestic or foreign branch or Affiliate of such Lender and (iii) in exercising such option, such Lender shall use reasonable efforts to minimize increased costs to the Lead Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.15 shall apply); provided, further that any such domestic or foreign branch or Affiliate of such Lender shall not be entitled to any greater indemnification under Section 2.17 with respect to such CORRA Loan, SOFR Loan, Canadian Prime Rate Loan, EURIBOR Rate Revolving Loan or SONIA Rate Revolving Loan, as applicable than that to which the applicable Lender was entitled on the date on which such Loan was made (except in connection with any indemnification entitlement arising as a result of a Change in Law after the date on which such Loan was made). (c) At the commencement of each Interest Period for any Borrowing of Revolving Loans, such Borrowing shall comprise an aggregate principal amount that is an integral multiple of the Dollar Equivalent of $100,000 and not less than Dollar Equivalent of $1,000,000; provided that an ABR Revolving Borrowing may be made in a lesser aggregate amount that is (x) equal to the entire aggregate Unused Revolving Credit Commitments or (y) required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 different Interest Periods in effect for Term CORRA Borrowings and SOFR Borrowings at any time outstanding (or such greater number of different Interest Periods as the Administrative Agent may agree from time to time). (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not, nor shall it be entitled to, request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to such Loans or, in the case of an election to convert or continue any Borrowing, would not be in the same currency. Section 2.03 Requests for Borrowings. Each Revolving Borrowing, each conversion of Revolving Loans from one Type to the other, and each continuation of Term CORRA Loans, SOFR Loans, EURIBOR Rate Revolving Loans or SONIA Rate Revolving Loans shall be made upon irrevocable notice by the applicable Borrower to the Administrative Agent. Each such notice must be in writing or by telephone (and promptly confirmed in writing) and must be received by the Administrative Agent (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)): (w) in the case of a Borrowing denominated in U.S. Dollars, (1) not later than 12:00 p.m. New York City time three Business Days prior to the requested day of any Borrowing, conversion or continuation of Term CORRA Loans or SOFR Loans or (2) not later than 11:00 a.m. New York City time on the requested date of any Borrowing of ABR Loans (or, in each case, such later time as shall be acceptable to the Administrative Agent), (x) in the case of a Borrowing denominated in Canadian Dollars, (1) not later than 12:00 p.m. New York City time three Business Days prior to the requested day of any Borrowing, conversion or continuation of Term CORRA Loans (or two Business Days in the case of any Borrowing of Term CORRA Loans to be made on the Closing Date) or (2) not later than 10:00 a.m. New York City time one Business Day prior to the requested day of any Borrowing of Canadian Prime Rate Loans

(or, in each case, such later time as shall be acceptable to the Administrative Agent and the Multicurrency Revolving Lenders), and (y) in the case of a Borrowing denominated in Euros or Pounds Sterling, not later than 11:00 a.m. London time, four Business Days prior to the requested day of any Borrowing, conversion or continuation of EURIBOR Rate Revolving Loans or SONIA Rate Revolving Loans; provided, however, that if the applicable Borrower wishes to request Term CORRA Loans, EURIBOR Rate Revolving Loans or SOFR Loans having an Interest Period of other than one, three or six months in duration as provided in the definition of “Interest Period”: (A) the applicable notice from the applicable Borrower must be received by the Administrative Agent (x) with respect to Loans denominated in U.S. Dollars or Canadian Dollars, not later than 12:00 p.m. New York City time, five Business Days prior to the requested date of such Borrowing, conversion or continuation and (y) with respect to Loans denominated in Euros, not later than 11:00 a.m. London time, five Business Days prior to the requested date of such Borrowing, conversion or continuation, and (B) (x) with respect to Loans denominated in U.S. Dollars or Canadian Dollars, not later than 10:00 a.m. New York City time four Business Days before the requested date of such Borrowing and (y) with respect to Loans denominated in Euros, not later than 10:00 a.m. London time four Business Days before the requested date of such Borrowing, conversion or continuation, the Administrative Agent shall notify the applicable Borrower whether or not the requested Interest Period has been consented by all the appropriate Lenders. Each written notice (or confirmation of telephonic notice) with respect to a Borrowing by the applicable Borrower pursuant to this Section 2.03 shall be delivered to the Administrative Agent in the form of a written Borrowing Request, appropriately completed and signed by a Responsible Officer of the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (a) the Class and currency of such Borrowing; (b) the aggregate amount of the requested Borrowing; (c) the date of such Borrowing, which shall be a Business Day; (d) whether such Borrowing is to be an ABR Borrowing, a Term CORRA Borrowing, a SOFR Borrowing, a EURIBOR Rate Borrowing or a SONIA Rate Borrowing; (e) in the case of a Term CORRA Borrowing, SOFR Borrowing or EURIBOR Rate Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (f) the location and number of the applicable Borrower’s account or any other designated account(s) to which funds are to be disbursed (the “Funding Account”). If no election as to the Type of Borrowing is specified with respect to Loans denominated in U.S. Dollars or Canadian Dollars, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Term CORRA Borrowing or SOFR Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. If no election regarding the currency of such Borrowing is specified with respect to any Multicurrency Revolving Loan, then the Loans so required shall be made in U.S. Dollars. The Administrative Agent shall advise each Lender of the details thereof and of the amount of the Loan to be made as part of the requested Borrowing (x) in the case of any ABR Borrowing, on the same Business Day of receipt of a Borrowing Request in accordance with this Section 2.03 or (y) in the case of any Term CORRA Borrowing, SOFR Borrowing, EURIBOR Rate Borrowing or SONIA Rate Borrowing, no later than one Business

Day following receipt of a Borrowing Request in accordance with this Section 2.03. With respect to any SONIA Rate Revolving Loans, the Administrative Agent and the Lead Borrower will have the right to make SONIA Rate Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such SONIA Rate Conforming Changes will become effective solely with the consent of the Administrative Agent in consultation with the Lead Borrower (as further provided in the definition of SONIA Rate Conforming Changes) and without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such SONIA Rate Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective. Section 2.04 [Reserved]. Section 2.05 Letters of Credit. (a) General. (i) Dollar Letters of Credit. Subject to the terms and conditions set forth herein, (i) each Issuing Bank agrees, in each case in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.05, (A) from time to time on any Business Day during the period from the Closing Date to the fifth Business Day prior to the Revolving Credit Maturity Date, upon the request of the Lead Borrower, to issue Dollar Letters of Credit issued only for the account of the Lead Borrower (or any Restricted Subsidiary; provided that to the extent that any such Restricted Subsidiary is not a Loan Party, such Letter of Credit shall be deemed an Investment in such Restricted Subsidiary and shall only be issued so long as it is permitted under Section 6.06) and to amend or renew Dollar Letters of Credit previously issued by it, in accordance with Section 2.05(b), and (B) to honor drafts under the Dollar Letters of Credit, and (ii) the Dollar Revolving Lenders severally agree to participate in the Dollar Letters of Credit issued pursuant to Section 2.05(d). On and after the Closing Date, each Existing Dollar Letter of Credit shall be deemed to be a Dollar Letter of Credit issued hereunder on the Closing Date for all purposes under this Agreement and the other Loan Documents, subject to the last sentence of Section 2.05(b). Dollar Letters of Credit will be issued on a serial basis by each Primary Issuing Bank, in each case, at the direction of the Administrative Agent, with (i) such issuance to result in the Primary Issuing Banks sharing (to the extent reasonably practicable) ratably in the aggregate exposure with respect to Letters of Credit and (ii) the Dollar Letter of Credit exposure of each Primary Issuing Bank to be subject to an individual sub-limit, which shall be $15,000,000 for RBC, $15,000,000 for JPM, $15,000,000 for BofA and $15,000,000 for Barclays, or in either case, such other amounts from time to time as otherwise mutually agreed to by each such Primary Issuing Bank and the Lead Borrower. For the avoidance of doubt, Existing Dollar Letters of Credit of a Primary Issuing Bank shall count towards such Primary Issuing Bank’s individual sub- limit. (ii) Multicurrency Letters of Credit. Subject to the terms and conditions set forth herein, (i) each applicable Issuing Bank agrees, in each case in reliance upon the agreements of the other Revolving Lenders set forth in this Section 2.05, (A) from time to time on any Business Day during the period from the Closing Date to the fifth Business Day prior to the Revolving Credit Maturity Date, upon the request of the Lead Borrower, to issue Multicurrency Letters of Credit issued only for the account of the Lead Borrower (or any Restricted Subsidiary; provided that to the extent that any such Restricted Subsidiary is not a Loan Party, such Letter of Credit shall be deemed an Investment in such Restricted Subsidiary and shall only be issued so long as it is permitted under Section 6.06) and to amend or renew Multicurrency Letters of Credit previously issued by it, in accordance with Section 2.05(b), and (B) to honor drafts under the Multicurrency Letters of Credit, and (ii) the Multicurrency Revolving Lenders severally agree to participate in the Multicurrency Letters of Credit issued pursuant to Section 2.05(d). On and after the Closing Date, each Existing Multicurrency Letter of Credit shall be deemed to be a Multicurrency Letter of Credit issued hereunder on the Closing Date for all purposes under this Agreement and the other Loan Documents, subject to the last sentence of Section 2.05(b). Multicurrency Letters of Credit will be issued on a serial basis by each Primary Issuing Bank, in each case, at the direction of the Administrative Agent, with (i) such issuance to result in the Primary Issuing Banks sharing (to the extent reasonably practicable) ratably in the aggregate exposure with respect to Multicurrency Letters of Credit and (ii) the Multicurrency Letter of Credit exposure of each Primary Issuing Bank to be subject to an individual sub-limit, the Dollar Equivalent of which shall be $10,000,000 for RBC and $5,000,000 for JPM, or in either case, such other amounts from time to time as otherwise mutually agreed to by each such Primary Issuing Bank and the Lead Borrower. For the avoidance of doubt, Existing Multi-Currency Letters of Credit of a Primary Issuing Bank shall count towards such Primary Issuing Bank’s individual sub-limit. (iii) The Lead Borrower shall identify in the request for the issuance of a Letter of Credit under which of the Multicurrency Revolving Facility or the Dollar Revolving Facility such Letter of Credit shall be issued; provided that Letters of Credit denominated in a currency other than U.S. Dollars may only be requested to be issued under the Multicurrency Revolving Facility (and, for the avoidance of doubt, Letters of Credit in U.S. Dollars may be issued under either the Dollar Revolving Facility or the Multicurrency Revolving Facility). (iv) No Issuing Bank shall be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain such Issuing Bank from issuing such Letter of Credit, or any law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which such Issuing Bank in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of such Issuing Bank applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is in an initial stated amount less than the Dollar Equivalent of $100,000; (D) except as otherwise agreed by the Administrative Agent and such Issuing Bank, such Letter of Credit is to be denominated in a currency other than U.S. Dollars or an Agreed Currency; or (E) such Issuing Bank does not as of the issuance date of such requested Letter of Credit issue Letters of Credit in the requested currency. (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit, the Lead Borrower shall deliver to the applicable Issuing Bank and the Administrative Agent, at least three Business Days in advance of the requested date of issuance (or such shorter period as is acceptable to the applicable Issuing Bank), a request to issue a Letter of Credit, which shall specify that it is being issued under this Agreement, in the form of Exhibit K attached hereto. To request an amendment, extension or renewal of an outstanding Letter of Credit, (other than any automatic extension of a Letter of Credit permitted under Section 2.05(c)) the Lead Borrower shall submit such a request to the applicable Issuing Bank (with a copy to the Administrative Agent) at least three Business Days in advance of the requested date of amendment, extension or renewal (or such shorter period as is acceptable to the applicable Issuing Bank), identifying the Letter of Credit to be amended, extended or renewed, and specifying the proposed date (which shall be a Business Day) and other details of the amendment, extension or renewal. Requests for the issuance, amendment, extension or renewal of any Letter of Credit must be accompanied by such other information (including information as required by regulatory authorities under applicable “know your customer” rules and regulations) as shall be necessary to issue, amend, extend or renew such Letter of Credit. If requested by the applicable Issuing Bank, the Lead Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Lead Borrower to, or entered into by the Lead Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. No Letter of Credit, letter of credit application or other document entered into by the Lead Borrower with the applicable Issuing Bank relating to any Letter of Credit shall contain any representations or warranties, covenants or events of default not set forth in this Agreement (and to the extent inconsistent herewith shall be rendered null and void), and all representations and warranties, covenants and events of default set forth therein shall contain standards, qualifications, thresholds and exceptions for materiality or otherwise consistent with those set forth in this Agreement (and, to the extent inconsistent herewith, shall be deemed to automatically incorporate the applicable standards, qualifications, thresholds and exceptions set forth herein without action by any Person). A Dollar Letter of Credit may be issued, amended, extended or renewed only if (and on the issuance, amendment, extension or renewal of each Letter of Credit the Lead Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, or renewal, (i) the Dollar LC Exposure does not exceed the Dollar Letter of Credit Sublimit, (ii) the sum of (x) the aggregate outstanding principal amount of all Dollar Revolving Loans made under the Dollar Revolving Facility plus (y) the aggregate amount of all Dollar LC Obligations under the Dollar Revolving Facility would not exceed the Total Dollar Revolving Credit Commitment and (iii) the sum of (x) the aggregate outstanding principal amount of all Dollar Revolving Loans of any Dollar Revolving Lender made under the Dollar Revolving Facility plus (y) the Dollar Revolving Applicable Percentage of the Dollar LC Obligations of any Dollar Revolving Lender under the Dollar Revolving Facility would not exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitments. A Multicurrency Letter of Credit may be issued, amended, extended or renewed only if (and on the issuance, amendment, extension or renewal of each Letter of Credit the Lead Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, or renewal, (i) the Multicurrency LC Exposure does not exceed the Multicurrency Letter of Credit Sublimit, (ii) the sum of (x) the Dollar Equivalent of the aggregate outstanding principal amount of all Multicurrency Revolving Loans plus (y) the aggregate amount of all Multicurrency LC Obligations would not exceed the Total Multicurrency Revolving Credit Commitment and (iii) the sum of (x) the Dollar Equivalent of the aggregate outstanding principal amount of all Multicurrency Revolving Loans of any Multicurrency Revolving Lender made under the Multicurrency Revolving Facility plus (y) the Multicurrency Revolving Applicable Percentage of the Multicurrency LC Obligations of any Multicurrency Revolving Lender under the Multicurrency Revolving Facility would not exceed such Multicurrency Revolving Lender’s Multicurrency Revolving Credit Commitments. Promptly after the delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the applicable Issuing Bank will also deliver to the Lead Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment. Notwithstanding anything to the contrary contained herein, there shall be no extensions or renewals of the Existing Letters of Credit, which shall expire in accordance with the terms thereof as in effect on the Closing Date. (c) Expiration Date. (i) No Letter of Credit shall expire later than the earlier of (A) the date that is one year after the date of the issuance of such Letter of Credit and (B) the date that is five Business Days prior to the Revolving Credit Maturity Date; provided that any Standby Letter of Credit may provide for the automatic extension thereof for any number of additional periods each of up to one year in duration (none of which, in any event, shall extend beyond the date referred to in the preceding clause (B) unless 100% of the then-available face amount thereof is Cash collateralized or backstopped on or before the date that such Letter of Credit is extended beyond the date referred to in clause (B) above pursuant to arrangements reasonably satisfactory to the relevant Issuing Bank). (ii) No Commercial Letter of Credit shall expire later than the earlier to occur of (A) 180 days after the issuance thereof (or in each case such longer period as may be agreed by the relevant Issuing Bank and the applicable Borrower) and (B) the date that is five Business Days prior to the Revolving Credit Maturity Date.

(d) Participations. (i) By the issuance of a Dollar Letter of Credit (or an amendment to a Dollar Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Dollar Revolving Lenders, the applicable Issuing Bank hereby grants to each Dollar Revolving Lender, and each Dollar Revolving Lender hereby acquires from such Issuing Bank, a participation in such Dollar Letter of Credit equal to such Dollar Revolving Lender’s Dollar Revolving Applicable Percentage of the aggregate amount available to be drawn under such Dollar Letter of Credit. In consideration and in furtherance of the foregoing, each Dollar Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Dollar Revolving Lender’s Dollar Revolving Applicable Percentage of each Dollar LC Disbursement made by such Issuing Bank and not reimbursed by the Lead Borrower on the date due as provided in paragraph (e) of this Section 2.05, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Dollar Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Dollar Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Dollar Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Dollar Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (ii) By the issuance of a Multicurrency Letter of Credit (or an amendment to a Multicurrency Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Multicurrency Revolving Lenders, the applicable Issuing Bank hereby grants to each Multicurrency Revolving Lender, and each Multicurrency Revolving Lender hereby acquires from such Issuing Bank, a participation in such Multicurrency Letter of Credit equal to such Multicurrency Revolving Lender’s Multicurrency Revolving Applicable Percentage of the Dollar Equivalent of the aggregate amount available to be drawn under such Multicurrency Letter of Credit. In consideration and in furtherance of the foregoing, each Multicurrency Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the applicable Issuing Bank, such Multicurrency Revolving Lender’s Multicurrency Revolving Applicable Percentage of each Multicurrency LC Disbursement made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section 2.05, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Multicurrency Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Multicurrency Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Multicurrency Letter of Credit or the occurrence and continuance of a Default or Event of Default or reduction or termination of the Revolving Credit Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. (e) Reimbursement. (i) (A) If the applicable Issuing Bank makes any Dollar LC Disbursement in respect of a Dollar Letter of Credit, the Lead Borrower shall reimburse such Dollar LC Disbursement by paying to the Administrative Agent an amount equal to such Dollar LC Disbursement not later than 1:00 p.m. on the Business Day immediately following the date on which the Lead Borrower receives notice under paragraph (g) of this Section 2.05 of such Dollar LC Disbursement (or, in the case of Dollar Letters of Credit, if such notice is received less than two hours prior to the deadline for requesting ABR Revolving Borrowings pursuant to Section 2.03, on the second Business Day immediately following the date on which the Lead Borrower receives such notice); provided that the Lead Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment, in the case of Dollar Letters of Credit, be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Lead Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Lead Borrower fails to make such payment or otherwise reimburse such Dollar LC Disbursement when due, the Administrative Agent shall notify each Dollar Revolving Lender of the applicable Dollar LC Disbursement, the payment then due from the Lead Borrower in respect thereof and such Dollar Revolving Lender’s Dollar Revolving Applicable Percentage thereof. Promptly following receipt of such notice, each Dollar Revolving Lender shall pay to the Administrative Agent its Dollar Revolving Applicable Percentage of the payment then due from the Lead Borrower, in the same manner as provided in Section 2.07 with respect to Loans made by such Dollar Revolving Lender (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Dollar Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Lead Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Dollar Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Dollar Revolving Lenders and such Issuing Bank as their interests may appear. (B) If the applicable Issuing Bank makes any Multicurrency LC Disbursement in respect of a Multicurrency Letter of Credit, the Lead Borrower shall reimburse such Multicurrency LC Disbursement and in the same currency issued unless otherwise agreed by the relevant Issuing Bank and the Lead Borrower by paying to the Administrative Agent an amount equal to such Multicurrency LC Disbursement not later than 1:00 p.m. on the Business Day immediately following the date on which the Lead Borrower receives notice under paragraph (g) of this Section 2.05 of such Multicurrency LC Disbursement (or, in the case of Multicurrency Letters of Credit denominated in U.S. Dollars or Canadian Dollars, if such notice is received less than two hours prior to the deadline for requesting ABR Revolving Borrowings pursuant to Section 2.03, on the second Business Day immediately following the date on which the Lead Borrower receives such notice); provided that the Lead Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment, in the case of Multicurrency Letters of Credit denominated in U.S. Dollars or Canadian Dollars, be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the Lead Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the Lead Borrower fails to make such payment or otherwise reimburse such Multicurrency LC Disbursement when due, the Administrative Agent shall notify each Multicurrency Revolving Lender of the applicable Multicurrency LC Disbursement, the payment then due from the Lead Borrower in respect thereof and such Revolving Lender’s Multicurrency Revolving Applicable Percentage of (x) in the case of a Letter of Credit denominated in U.S. Dollars, such amount in U.S. Dollars and (y) in the case of a Letter of Credit denominated in Canadian Dollars, Euros or Pounds Sterling, such amount in Canadian Dollars, Euros or Pounds Sterling, respectively. Promptly following receipt of such notice, each Multicurrency Revolving Lender shall pay to the Administrative Agent its Multicurrency Revolving Applicable Percentage of such payment then due from the Lead Borrower (including, if the circumstances in clause (2) apply, the applicable additional amount), in the same manner as provided in Section 2.07 with respect to Loans made by such Multicurrency Revolving Lender in the applicable currency (and Section 2.07 shall apply, mutatis mutandis, to the payment obligations of the Multicurrency Revolving Lenders), and the Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Multicurrency Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Lead Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Multicurrency Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Multicurrency Revolving Lenders and such Issuing Bank as their interests may appear. (ii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the applicable Issuing Bank any amount required to be paid by such Revolving

Lender pursuant to the foregoing provisions of this Section 2.05(e) by the time specified therein, such Issuing Bank shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to such Issuing Bank at a rate per annum equal to the greater of the Overnight Rate from time to time in effect and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A certificate of the applicable Issuing Bank submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (ii) shall be conclusive absent manifest error. (f) Obligations Absolute. The Lead Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section 2.05 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under any Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under any Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.05, constitute a legal or equitable discharge of, or provide a right of setoff against, the Lead Borrower’s obligations hereunder. Neither the Administrative Agent, the Revolving Lenders nor any Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of such Issuing Bank; provided that the foregoing shall not be construed to excuse such Issuing Bank from liability to the Lead Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Lead Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, bad faith or willful misconduct on the part of applicable Issuing Bank (as finally determined by a court of competent jurisdiction), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the applicable Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit. (g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Dollar Letter of Credit or a Multicurrency Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the Lead Borrower in writing or by telephone (promptly confirmed in writing) of such demand for payment and whether such Issuing Bank has made or will make a Dollar LC Disbursement or Multicurrency LC Disbursement, as applicable, thereunder; provided that no failure to give or delay in giving such notice shall relieve the Lead Borrower of its obligation to reimburse (x) such Issuing Bank and the Dollar Revolving Lenders with respect to any such Dollar LC Disbursement or (y) such Issuing Bank and the Multicurrency Revolving Lenders with respect to any such Multicurrency LC Disbursement, as applicable. (h) Interim Interest. (i) If any Issuing Bank makes any Dollar LC Disbursement, then, unless the Lead Borrower reimburses such Dollar LC Disbursement in full on the date such Dollar LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such Dollar LC Disbursement is made to but excluding the date that the Lead

Borrower reimburses such Dollar LC Disbursement, at the rate per annum that would apply to such amount if such amount were a Revolving ABR Loan; provided that if the Lead Borrower fails to reimburse such Dollar LC Disbursement when due pursuant to paragraph (e) of this Section 2.05, then Section 2.13(f) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Dollar Revolving Lender pursuant to paragraph (e) of this Section 2.05 to reimburse such Issuing Bank shall be for the account of such Dollar Revolving Lender to the extent of such payment and shall be payable on the date on which the Lead Borrower is required to reimburse the applicable Dollar LC Disbursement in full (and, thereafter, on demand). (ii) If any Issuing Bank makes any Multicurrency LC Disbursement, then, unless the Lead Borrower reimburses such Multicurrency LC Disbursement in full on the date such Multicurrency LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such Multicurrency LC Disbursement is made to but excluding the date that the Lead Borrower reimburses such Multicurrency LC Disbursement, at the rate per annum that would apply to such amount if such amount were a Revolving ABR Loan; provided that if the Lead Borrower fails to reimburse such Multicurrency LC Disbursement when due pursuant to paragraph (e) of this Section 2.05, then Section 2.13(f) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Multicurrency Revolving Lender pursuant to paragraph (e) of this Section 2.05 to reimburse such Issuing Bank shall be for the account of such Multicurrency Revolving Lender to the extent of such payment and shall be payable on the date on which the Lead Borrower is required to reimburse the applicable Multicurrency LC Disbursement in full (and, thereafter, on demand). (i) Replacement or Resignation of an Issuing Bank or Addition of New Issuing Banks. (i) Any Issuing Bank may be replaced with the consent of the Administrative Agent (not to be unreasonably withheld or delayed) at any time by written agreement among the Lead Borrower, the Administrative Agent and the successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement becomes effective, the Lead Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(b)(ii). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of any Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. The Lead Borrower may, at any time and from time to time with the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed) and the relevant Revolving Lenders, designate one or more additional Revolving Lenders to act as an issuing bank under the terms of this Agreement. Any Revolving Lender designated as an issuing bank pursuant to this paragraph (i) who agrees in writing to such designation shall be deemed to be an “Issuing Bank” (in addition to being a Revolving Lender) in respect of Letters of Credit issued or to be issued by such Revolving Lender, and, with respect to such Letters of Credit, such term shall thereafter apply to the other Issuing Bank and such Revolving Lender. (ii) Notwithstanding anything to the contrary contained herein, each Issuing Bank may, upon ten days’ prior written notice to the Lead Borrower, each other Issuing Bank and the Lenders, resign as Issuing Bank, which resignation shall be effective as of the date referenced in such notice (but in no event less than ten days after the delivery of such written notice); it being understood that in the event of any such resignation, any Letter of Credit then outstanding shall remain outstanding (irrespective of whether any amounts have been drawn at such time). In the event of any such resignation as an Issuing Bank, the Lead Borrower shall be entitled to appoint any Revolving Lender that accepts such appointment in writing as successor Issuing Bank. Upon the acceptance of any appointment as Issuing Bank hereunder, the successor Issuing Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Issuing Bank, and the retiring Issuing Bank shall be discharged from its duties and obligations in such capacity hereunder. (j) Cash Collateralization. (i) If any Event of Default exists, then on the Business Day that the Lead Borrower receives notice from the Administrative Agent at the direction of the Required Lenders demanding the deposit of Cash collateral pursuant to this paragraph (j), the Lead Borrower shall deposit, in an interest-bearing account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders (the “LC Collateral Account”), an amount in Cash equal to 101% of the Dollar Equivalent of the LC Exposure as of such date (minus the amount then on deposit in the LC Collateral Account); provided that the obligation to deposit such Cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Lead Borrower described in Section 7.01(f) or (g). (ii) Any such deposit under clause (i) above shall be held by the Administrative Agent as collateral for the payment and performance of the Secured Obligations in accordance with the provisions of this paragraph (j). The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account, and the Lead Borrower hereby grants the Administrative Agent, for the benefit of the Secured Parties, a First Priority security interest in the LC Collateral Account. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the applicable Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Lead Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of the Required Lenders) be applied to satisfy other Secured Obligations. If the Lead Borrower is required to provide an amount of Cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (together with all interest and other earnings with respect thereto, to the extent not applied as aforesaid) shall be returned to the Lead Borrower promptly but in no event later than three Business Days after such Event of Default has been cured or waived. Section 2.06 [Reserved]. Section 2.07 Funding of Borrowings. (a) Except as otherwise agreed by the Lead Borrower and the Administrative Agent, each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m. to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s respective Applicable Percentage. The Administrative Agent will make such Loans available to the Lead Borrower by promptly crediting the amounts so received, in like funds, to the Funding Account or as otherwise directed by the Lead Borrower; provided that ABR Revolving Loans made to finance the reimbursement of any LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank. (b) Unless the Administrative Agent has received notice from any Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.07 and may, in reliance upon such assumption, make available to the Lead Borrower a corresponding amount. In such event, if any Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Lead

Borrower severally agree to pay to the Administrative Agent forthwith on demand (without duplication) such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Lead Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Overnight Rate or (ii) in the case of the Lead Borrower, the interest rate applicable to Loans comprising such Borrowing at such time. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing and the Lead Borrower’s obligation to repay the Administrative Agent such corresponding amount pursuant to this Section 2.07(b) shall cease. If the Lead Borrower pays such amount to the Administrative Agent, the amount so paid shall constitute a repayment of such Borrowing by such amount. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Lead Borrower or any other Loan Party may have against any Lender as a result of any default by such Lender hereunder. Section 2.08 Type; Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term CORRA Borrowing, SOFR Borrowing or EURIBOR Rate Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Lead Borrower may elect to convert any Borrowing to a Borrowing of a different Type or to continue such Borrowing and, in the case of a Term CORRA Borrowing, SOFR Borrowing or EURIBOR Rate Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.08. The Lead Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders based upon their Applicable Percentages and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section 2.08, the Lead Borrower shall notify the Administrative Agent of such election either in writing (by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”)) or by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Lead Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, fax or other electronic transmission (including “.pdf” or “.tif”) to the Administrative Agent of a written Interest Election Request signed by a Responsible Officer of the Lead Borrower. (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing, a Term CORRA Borrowing, SOFR Borrowing, a EURIBOR Rate Borrowing or a SONIA Rate Borrowing; and (iv) if the resulting Borrowing is a Term CORRA Borrowing, SOFR Borrowing or EURIBOR Rate Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Term CORRA Borrowing or SOFR Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration.

(d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Term CORRA Borrowing, SOFR Borrowing or EURIBOR Rate Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, such Borrowing shall be converted at the end of such Interest Period to a Term CORRA Borrowing, SOFR Borrowing or EURIBOR Rate Borrowing with an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default exists and the Administrative Agent, at the request of the Required Lenders, so notifies the Lead Borrower, then, so long as such Event of Default exists (i) no outstanding Borrowing may be converted to or continued as a Term CORRA Borrowing, SOFR Borrowing or EURIBOR Rate Borrowing, as applicable, and (ii) unless repaid, each Term CORRA Borrowing, SOFR Borrowing and EURIBOR Borrowing shall be converted to an ABR Borrowing at the end of the then-current Interest Period applicable thereto. Section 2.09 Termination and Reduction of Commitments. (a) Unless previously terminated, the Revolving Credit Commitments shall terminate on the Revolving Credit Maturity Date. (b) Upon delivering the notice required by Section 2.09(d), the Lead Borrower may at any time terminate the Revolving Credit Commitments upon (i) the payment in full in Cash of all outstanding Revolving Loans, together with accrued and unpaid interest thereon, (ii) the cancellation and return of all outstanding Letters of Credit (or alternatively, with respect to each outstanding Letter of Credit, the furnishing to the Administrative Agent of a Cash deposit (or, if reasonably satisfactory to the applicable Issuing Bank, a backup standby letter of credit) equal to 100% of the LC Exposure (minus the amount then on deposit in the LC Collateral Account) as of such date), (iii) the payment in full in Cash of all Ancillary Outstandings or, alternatively the furnishing to the relevant Ancillary Lender of a Cash deposit equal to 100% of the Ancillary Outstandings as of such date, in each case, together with accrued and unpaid interest, fees and reimbursement expenses in respect thereof and (iv) the payment in full of all accrued and unpaid fees and all reimbursable expenses and other non-contingent Obligations with respect to the Revolving Facility then due, together with accrued and unpaid interest (if any) thereon. (c) Upon delivering the notice required by Section 2.09(d), the Lead Borrower may from time to time reduce the Revolving Credit Commitments; provided that (i) each reduction of the Revolving Credit Commitments shall be in an amount that is an integral multiple of the Dollar Equivalent of $1,000,000 and not less than the Dollar Equivalent of $1,000,000 and (ii) the Lead Borrower shall not reduce the Revolving Credit Commitments if, after giving effect to any concurrent prepayment of the Revolving Loans in accordance with Section 2.10 or Section 2.11, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Credit Commitment. (d) The Lead Borrower shall notify the Administrative Agent of any election to terminate or reduce the Revolving Credit Commitments under paragraph (b) or (c) of this Section 2.09 in writing at least three Business Days prior to the effective date of such termination or reduction (or such later date to which the Administrative Agent may agree), specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Revolving Lenders of the contents thereof. Each notice delivered by the Lead Borrower pursuant to this Section 2.09 shall be irrevocable; provided that a notice of termination of the Revolving Credit Commitments delivered by the Lead Borrower may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Lead Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Credit Commitments pursuant to this Section 2.09 shall be permanent. Upon any reduction of the Revolving Credit Commitments, the Revolving Credit Commitment of each Revolving Lender shall be reduced by such Revolving Lender’s Applicable Percentage of such reduction amount. Section 2.10 Repayment of Loans; Evidence of Debt. (a) The Lead Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Revolving Lender the then unpaid principal amount of each Revolving Loan on the

Revolving Credit Maturity Date. In addition, on the Revolving Credit Maturity Date, the Lead Borrower shall (A) cancel and return all outstanding Letters of Credit (or alternatively, with respect to any outstanding Letter of Credit, furnish to the Administrative Agent a Cash deposit (or if reasonably acceptable to the relevant Issuing Bank, a backup standby letter of credit) equal to 100% of the LC Exposure (minus the Dollar Equivalent of the amount then on deposit in the LC Collateral Account) as of such date) and (B) make payment in full in Cash of all accrued and unpaid fees and all reimbursable expenses and other Obligations with respect to the Revolving Facility then due, together with accrued and unpaid interest (if any) thereon. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Lead Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period (if any) applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Lead Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (d) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section 2.10 shall be prima facie evidence of the existence and amounts of the obligations recorded therein (absent manifest error); provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any manifest error therein shall not in any manner affect the obligation of the Lead Borrower to repay the Loans in accordance with the terms of this Agreement; provided, further, that in the event of any inconsistency between the accounts maintained by the Administrative Agent pursuant to paragraph (d) of this Section 2.10 and any Lender’s records, the accounts of the Administrative Agent shall govern. (e) Any Lender may request that Loans made by it be evidenced by a Promissory Note. In such event, the Lead Borrower shall prepare, execute and deliver to such Lender a Promissory Note payable to such Lender and its registered assigns; it being understood and agreed that such Lender (and/or its applicable assign) shall be required to return such Promissory Note to the Lead Borrower in accordance with Section 9.05(b)(iii) and upon the occurrence of the Termination Date (or as promptly thereafter as practicable). Section 2.11 Prepayment of Loans. (a) Optional Prepayments. (i) [reserved]. (ii) Upon prior notice in accordance with paragraph (a)(iii) of this Section 2.11, the Lead Borrower shall have the right at any time and from time to time to prepay any Borrowing of Revolving Loans, including any Additional Revolving Loans, in whole or in part without premium or penalty (but subject to Section 2.16). Prepayments made pursuant to this Section 2.11(a)(ii), first, shall be applied to outstanding LC Disbursements and, second, shall be applied ratably to the outstanding Revolving Loans, including any Additional Revolving Loans. Each such prepayment shall be paid to the Revolving Lenders in accordance with their respective Applicable Percentages. (iii) The Lead Borrower shall notify the Administrative Agent in writing or by telephone (promptly confirmed in writing) of any prepayment under this Section 2.11(a) (A) in the case of a prepayment of a Term CORRA Borrowing or SOFR Borrowing, not later than 1:00 p.m. three Business Days before the date of prepayment or (B) in the case of a prepayment of an ABR Borrowing or a Canadian Prime Rate Borrowing, not later than 1:00 p.m. one Business Day before the date of prepayment (or, in the case of clauses (A) and (B), such later date to which the Administrative Agent may agree). Each such notice shall be in the form of Exhibit H hereto and shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that a notice of prepayment delivered by the

Lead Borrower may state that such notice is conditioned upon the effectiveness of other transactions, in which case such notice may be revoked by the Lead Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Promptly following receipt of any such notice relating to any Borrowing, the Administrative Agent shall advise the relevant Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount at least equal to the amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02(c). Each prepayment of Loans shall be made in the currency in which such Loans are denominated. (b) Mandatory Prepayments. (i) [reserved]. (ii) [reserved]. (iii) [reserved]. (iv) [reserved]. (v) [reserved]. (vi) [reserved]. (vii) In the event that the Aggregate Dollar Revolving Credit Exposure exceeds the Total Dollar Revolving Credit Commitment then in effect, the Lead Borrower shall, within five Business Days of receipt of notice from the Administrative Agent, prepay the Dollar Revolving Loans and/or reduce the Dollar LC Exposure in an aggregate amount sufficient to reduce such Aggregate Dollar Revolving Credit Exposure as of the date of such payment to an amount not to exceed the Total Dollar Revolving Credit Commitment then in effect by taking any of the following actions as it shall determine at its sole discretion: (A) prepayment of Dollar Revolving Loans or (B) with respect to the excess Dollar LC Exposure, deposit of Cash in the LC Collateral Account or “backstopping” or replacement of the relevant Dollar Letters of Credit, in each case, in an amount equal to 100% of such excess Dollar LC Exposure (minus the amount then on deposit in the LC Collateral Account). In the event that the Aggregate Multicurrency Revolving Credit Exposure exceeds the Total Multicurrency Revolving Credit Commitment then in effect, the Lead Borrower shall, within five Business Days of receipt of notice from the Administrative Agent, prepay the Multicurrency Revolving Loans and/or reduce the Multicurrency LC Exposure in an aggregate amount sufficient to reduce such Aggregate Multicurrency Revolving Credit Exposure as of the date of such payment to an amount not to exceed the Total Multicurrency Revolving Credit Commitment then in effect by taking any of the following actions as it shall determine at its sole discretion: (A) prepayment of Multicurrency Revolving Loans or (B) with respect to the excess Multicurrency LC Exposure, deposit of Cash in the Multicurrency LC Collateral Account or “backstopping” or replacement of the relevant Multicurrency Letters of Credit, in each case, in an amount equal to 100% of such excess Multicurrency LC Exposure (minus the amount then on deposit in the LC Collateral Account). Section 2.12 Fees. (a) The Lead Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender (other than any Defaulting Lender) a commitment fee, which shall accrue at a rate equal to the applicable Commitment Fee Rate per annum on the average daily amount of the Unused Dollar Revolving Credit Commitment and Unused Multicurrency Revolving Credit Commitment of such Revolving Lender during the period from and including the Closing Date to the date on which such Lender’s Revolving Credit Commitments terminate. Accrued commitment fees shall be payable in arrears on (i) the last Business Day of each March, June, September and December for the quarterly period then ended (commencing, after the Closing Date, on December 29, 2023) and (ii) on the date on which the Revolving Credit Commitments terminate. (b) Subject to Section 2.21, the Lead Borrower agrees to pay (i) to the Administrative Agent for the account of each Revolving Lender a participation fee with respect to its participation in each Letter of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to SOFR Revolving Loans denominated in U.S. Dollars or the Dollar Equivalent of the daily face amount of such Lender’s LC Exposure in respect of such Letter of Credit (excluding any portion thereof attributable to unreimbursed LC Disbursements), during the period from and including the Closing Date to the later of the date on which such Revolving Lender’s Revolving Credit Commitment terminates and the date on which such Revolving Lender ceases to have any LC Exposure in respect of such Letter of Credit and (ii) to each Issuing Bank, for its own account, a fronting fee, in respect of each Letter of Credit issued by such Issuing Bank for the period from the date of issuance of such Letter of Credit to the expiration date of such Letter of Credit (or if terminated on an earlier date, to the termination date of such Letter of Credit), computed at a rate equal to 0.125% per annum or such lower rate agreed by such Issuing Bank and the Lead Borrower of the Dollar Equivalent of the daily face amount of such Letter of Credit, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued to and including the last Business Day of each March, June, September and December shall be payable in arrears for the quarterly period then ended on the last Business Day of such calendar quarter; provided that all such fees shall be payable on the date on which the Revolving Credit Commitments terminate, and any such fees accruing after the date on which the Revolving Credit Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph shall be payable within 30 days after receipt of a written demand (accompanied by reasonable back-up documentation) therefor. (c) The amount and timing of payments of fees in respect of any Ancillary Facility will be agreed by the relevant Ancillary Lender and the Lead Borrower under such Ancillary Facility based on market rates and terms. (d) The Lead Borrower agrees to pay to the Administrative Agent, for its own account, the fees in the amounts and at the times separately agreed upon by the Lead Borrower and the Administrative Agent in writing. (e) All fees payable hereunder shall be paid on the dates due, in U.S. Dollars and in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Revolving Lenders. Fees paid shall not be refundable under any circumstances. Fees payable hereunder shall accrue through and including the last day of the month immediately preceding the applicable fee payment date. (f) Unless otherwise indicated herein, all computations of fees shall be made on the basis of a 360-day year and shall be payable for the actual days elapsed (including the first day but excluding the last day). Each determination by the Administrative Agent of a fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.13 Interest. (a) The Revolving Loans denominated in U.S. Dollars comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) [Reserved]. (c) The Revolving Loans comprising each SOFR Borrowing shall bear interest at Adjusted Term SOFR plus the Applicable Rate. (d) The Revolving Loans denominated in Euros shall bear interest at the EURIBOR Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(e) The Revolving Loans denominated in Canadian Dollars comprising each Canadian Prime Rate Borrowing shall bear interest at the Canadian Prime Rate plus the Applicable Rate. (f) The Revolving Loans denominated in Canadian Dollars comprising Term CORRA Borrowing shall bear interest at Adjusted Term CORRA plus the Applicable Rate. (g) The Revolving Loans denominated in Pounds Sterling shall bear interest at the SONIA Rate plus the Applicable Rate. (h) Notwithstanding the foregoing and subject to Section 2.21, if any principal of or interest on any Revolving Loan or Additional Loan, any LC Disbursement or any fee payable by the Lead Borrower hereunder is not, in each case, paid or reimbursed when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, to the fullest extent permitted by law, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Revolving Loan or Additional Loan, 2.00% plus the interest rate otherwise applicable to such Revolving Loan or Additional Loan as provided in the preceding paragraphs of this Section 2.13, Section 2.05(h) or in the amendment to this Agreement relating thereto or (ii) in the case of any other amount, 2.00% plus the rate applicable to Revolving Loans denominated in U.S. Dollars that are ABR Loans as provided in paragraph (a) of this Section 2.13; provided that no amount shall accrue pursuant to this Section 2.13(h) on any overdue amount, reimbursement obligation in respect of any LC Disbursement or other amount payable to a Defaulting Lender so long as such Lender is a Defaulting Lender. (i) Accrued interest on each Revolving Loan or Additional Loan shall be payable in arrears on each Interest Payment Date for such Revolving Loan or Additional Loan and on the Maturity Date or upon the termination of the Revolving Credit Commitments or any Additional Commitments, as applicable; provided that (i) interest accrued pursuant to paragraph (h) of this Section 2.13 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Revolving Loan or Additional Loan (other than a prepayment of an ABR Revolving Loan prior to the termination of the relevant revolving commitments), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any CORRA Loan, SOFR Loan or EURIBOR Rate Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Revolving Loan or Additional Loan shall be payable on the effective date of such conversion. (j) All interest hereunder shall be computed on the basis of a year of 360 days, except that (A) interest computed for (x) ABR Loans denominated in U.S. Dollars based on the Prime Rate and/or (y) SONIA Rate Loans denominated in Pounds Sterling, in each case, shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day) and (B) interest computed for (x) Canadian Prime Rate Loans based on the prime rate for Canadian Dollar Loans specified in paragraph (b) of the definition thereof and/or (y) Term CORRA Loans denominated in Canadian Dollars, in each case, shall be computed on the basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Canadian Prime Rate, CORRA Rate, EURIBOR Rate or SONIA Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall bear interest for one day; provided, further that, in the case of any ABR Loan, Canadian Prime Rate Loan or SONIA Rate Loan, interest shall accrue through and including the last day of the month preceding the applicable Interest Payment Date. (k) For purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement or in any other Loan Document and payable by the Lead Borrower with respect to Loans denominated in Canadian Dollars is calculated using a rate based on a year of 360 days, 365 days or 366 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days, 365 days or 366 days, as the case may be, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360, 365 or 366, as the case may be, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement, and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields. (l) The rate and time of payment of interest with respect to any Ancillary Facility shall be determined by agreement between the relevant Ancillary Lender and the relevant Revolving Facility Borrower under such Ancillary Facility based on normal market rates and terms. (m) Each Borrower acknowledges that there is a material distinction between the nominal and effective rates of interest and that it is capable of making the calculations necessary to compare such rates and that the calculations herein are to be made using the nominal rate method and not the basis of effective yearly rates of or any basis that gives effect to the principle of deemed reinvestment of interest. Each Borrower confirms that it fully understands and is able to calculate the rate of interest applicable to the Advances based on the methodology for calculating annual rates provided for in this Agreement. Each Borrower hereby irrevocably agrees not to plead or assert, whether by way of defence or otherwise, in any proceeding relating to this Agreement or any other Loan Document, that the interest payable under this Agreement and the calculation thereof has not been adequately disclosed to each Borrower as required pursuant to Section 4 of the Interest Act (Canada). The Administrative Agent agrees that if requested in writing by the Lead Borrower it shall calculate the nominal and effective per annum rate of interest on any Advance outstanding at any time and provide such information to the Lead Borrower promptly following such request; provided that any error in any such calculation, or any failure to provide such information on request, shall not relieve any Borrower of any of its obligations under this Agreement or any other Loan Document, nor result in any liability to the Administrative Agent. (n) Any provision of this Agreement that would oblige a Loan Party incorporated or otherwise organized under the laws of Canada or any province or territory thereof to pay any fine, penalty or rate of interest on any arrears of principal or interest secured by a mortgage on real property or hypothec on immovables that has the effect of increasing the charge on arrears beyond the rate of interest payable on principal money not in arrears shall not apply to such Loan Party, which shall be required to pay interest on money in arrears at the same rate of interest payable on principal money not in arrears. (o) If any provision of this Agreement would oblige a Loan Party incorporated or otherwise organized under the laws of Canada or any province or territory thereof to make any payment of interest or other amount payable to any Secured Party in an amount or calculated at a rate which would be prohibited by any applicable law or would result in a receipt by that Secured Party of “interest” at a “criminal rate” (as such terms are construed under the Criminal Code (Canada)), then, notwithstanding such provision, such amount or rate shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by applicable law or so result in a receipt by that Secured Party of “interest” at a “criminal rate”, such adjustment to be effected, to the extent necessary (but only to the extent necessary), as follows: (i) first, by reducing the amount or rate of interest required to be paid to the affected Secured Party; and (ii) thereafter, by reducing any fees, commissions, costs, expenses, premiums and other amounts required to be paid to the affected Secured Party which would constitute interest for purposes of section 347 of the Criminal Code (Canada). (p) Term SOFR Conforming Changes. In connection with the use or administration of SOFR or Term SOFR under the Revolving Facility, the Administrative Agent, in consultation with the Lead Borrower, will have the right to make Term SOFR Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Term SOFR Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Lead Borrower and the Lenders of the effectiveness of any Term SOFR Conforming Changes in connection with the use or administration of SOFR or Term SOFR, as applicable. (q) Canadian Conforming Changes. In connection with the use or administration of CORRA or Term CORRA, the Administrative Agent, in consultation with the Lead Borrower, will have the right to make

Canadian Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Canadian Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Borrower and the Lenders of the effectiveness of any Canadian Conforming Changes in connection with the use or administration of CORRA or Term CORRA, as applicable. Section 2.14 Alternate Rate of Interest. (a) If at least two Business Days prior to the commencement of any Interest Period for a Term CORRA Borrowing or SOFR Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining Adjusted Term SOFR for such Interest Period; or (ii) the Administrative Agent is advised by the Required Lenders that the EURIBOR Rate, the SONIA Rate, Adjusted Term CORRA or Adjusted Term SOFR for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall promptly give notice thereof to the Lead Borrower and the Lenders by telephone or facsimile or other electronic transmission as promptly as practicable thereafter and, until the Administrative Agent notifies the Lead Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, which the Administrative Agent agrees promptly to do, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as a Term CORRA Borrowing or SOFR Borrowing, as applicable, shall be ineffective and such Borrowing shall (x) if denominated in U.S. Dollars or Canadian Dollars, be converted to an ABR Borrowing on the last day of the Interest Period applicable thereto or (y) if denominated in any other currency, be converted into a Borrowing of ABR Loans denominated in U.S. Dollars on the last day of the Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Term CORRA Borrowing or SOFR Borrowing, such Borrowing shall (x) if denominated in U.S. Dollars or Canadian Dollars, be made as an ABR Borrowing or a Canadian Prime Rate Borrowing, as applicable or (y) if denominated in any other currency, be made as a Borrowing of ABR Loans denominated in U.S. Dollars. (b) Inability to Determine Rates on Revolving Loans Denominated in Canadian Dollars, Pounds Sterling and Euros. (i) With respect to Revolving Loans denominated in Canadian Dollars, Euros or Pounds Sterling, if the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Lead Borrower or the Required Lenders notify the Administrative Agent that the Lead Borrower or Required Lenders (as applicable) have determined that: (1) adequate and reasonable means do not exist for ascertaining the Relevant Rate for Canadian Dollars, Pounds Sterling or Euros, as applicable, because none of the tenors of such Relevant Rate (including any forward-looking term rate thereof) is available or published on a current basis and such circumstances are unlikely to be temporary; (2) the Relevant Governmental Body has made a public statement identifying a specific date after which all tenors of the Relevant Rate for Pounds Sterling or Euros, as applicable (including any forward-looking term rate thereof) shall or will no longer be representative or made available, or used for determining the interest rate of loans denominated in Pounds Sterling or Euros, as applicable, or shall or will otherwise cease, provided that, in each case, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent that will continue to provide such representative tenor(s) of the Relevant Rate for Pounds Sterling or Euros, as applicable (the latest date on which all tenors of the Relevant Rate for Pounds Sterling or Euros, as applicable (including any forward-looking term rate thereof) are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”);

(3) syndicated loans currently being executed and agented in the U.S., are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the Relevant Rate for Canadian Dollars, Pounds Sterling or Euros, as applicable; (4) or if the events or circumstances of the type described in Section 2.14(b)(i)(1), (2) or (3) have occurred with respect to the Successor Rate then in effect, then, the Administrative Agent and the Lead Borrower may amend this Agreement solely for the purpose of replacing the Relevant Rate for Canadian Dollars, Pounds Sterling or Euros, as applicable or any then current Successor Rate for Canadian Dollars, Pounds Sterling or Euros, as applicable in accordance with this Section 2.14 with an alternative benchmark rate giving due consideration to any evolving or then existing convention for broadly syndicated credit facilities agented in the U.S. and denominated in Canadian Dollars, Pounds Sterling or Euros, as applicable, for such alternative benchmarks, and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar credit facilities syndicated and agented in the U.S. and denominated in Canadian Dollars, Pounds Sterling or Euros, as applicable, for such benchmarks, which adjustment or method for calculating such adjustment shall be published on an information service as reasonably agreed by the Administrative Agent and the Lead Borrower in accordance with Section 2.14(b)(iv) below (and any such proposed rate, including for the avoidance of doubt, any adjustment thereto, a “Successor Rate”), and any such amendment shall become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Lead Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment; (c) The Administrative Agent will promptly (in one or more notices) notify each Lender of the implementation of any Successor Rate agreed by the Administrative Agent and the Lead Borrower. (d) Notwithstanding anything else herein, any definition of the Successor Rate (exclusive of any margin) shall provide that in no event shall such Successor Rate be less than 0.00% for the purposes of this Agreement. (e) In connection with the implementation of a Successor Rate, the Administrative Agent and the Lead Borrower will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective solely with the consent of the Administrative Agent, in consultation with the Lead Borrower, and without any further action or consent of any other party to this Agreement or any other Loan Document (or, if (x) the Administrative Agent decides in its reasonable discretion that adoption of any portion of such market practice is not administratively feasible or (y) if the Administrative Agent decides, and the Lead Borrower reasonably agrees, that no market practice for the administration of such Successor Rate exists, in such other manner of administration as (i) in the case of clause (x) above, the Administrative Agent reasonably proposes as administratively feasible and consistent with its administration of similarly situated credit facilities and reasonably agreed by the Lead Borrower or (ii) in the case of clause (y) above, the Administrative Agent and the Lead Borrower reasonably agree is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents); provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Benchmark Replacement Conforming Changes to the Lenders reasonably promptly after such amendment becomes effective. Section 2.15 Increased Costs. (a) If any Change in Law: (i) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or Issuing Bank,

(ii) subjects any Lender or Issuing Bank to any Taxes (other than Indemnified Taxes, Other Taxes and Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (iii) imposes on any Lender or Issuing Bank any other condition affecting this Agreement or Term CORRA Loans, SOFR Loans, EURIBOR Rate Revolving Loans or SONIA Rate Revolving Loans made by any Lender or any Letter of Credit or participation therein, and the result of any of the foregoing is to increase the cost to the relevant Lender of making or maintaining any CORRA Loan, SOFR Loan, EURIBOR Rate Revolving Loans or SONIA Rate Revolving Loans (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit or funding or maintaining any Ancillary Commitment or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise) in respect of any CORRA Loan, SOFR Loan, EURIBOR Rate Revolving Loan or SONIA Rate Revolving Loan or Letter of Credit in an amount deemed by such Lender or Issuing Bank to be material, then, within 30 days after the Lead Borrower’s receipt of the certificate contemplated by paragraph (c) of this Section 2.15, the Lead Borrower will pay to such Lender or Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or Issuing Bank, as applicable, for such additional costs incurred or reduction suffered; provided that the Lead Borrower shall not be liable for such compensation if (x) the relevant Change in Law occurs on a date prior to the date such Lender becomes a party hereto, (y) such Lender invokes Section 2.20 or (z) in the case of requests for reimbursement under clause (ii) above resulting from a market disruption, (A) the relevant circumstances are not generally affecting the banking market or (B) the applicable request has not been made by Lenders constituting Required Lenders. (b) If any Lender or Issuing Bank determines that any Change in Law regarding liquidity or capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law other than due to Taxes, which shall be dealt with exclusively pursuant to Section 2.17 (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to liquidity and capital adequacy), then within 30 days of receipt by the Lead Borrower of the certificate contemplated by paragraph (c) of this Section 2.15 the Lead Borrower will pay to such Lender or such Issuing Bank, as applicable, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered. (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as applicable, as specified in paragraph (a) or (b) of this Section 2.15 and setting forth in reasonable detail the manner in which such amount or amounts were determined and certifying that such Lender is generally charging such amounts to similarly situated borrowers shall be delivered to the Lead Borrower and shall be conclusive absent manifest error. (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section 2.15 shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided that the Lead Borrower shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section 2.15 for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or Issuing Bank notifies the Lead Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided, further, that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 2.16 Break Funding Payments. In the event of (a) the conversion or prepayment of any principal of any CORRA Loan, SOFR Loan or EURIBOR Rate Revolving Loan other than on the last day of an Interest Period applicable thereto (whether voluntary, mandatory, automatic, by reason of acceleration or otherwise), (b) the failure to borrow or prepay any SONIA Rate Revolving Loan or borrow, convert, continue or prepay any

CORRA Loan, SOFR Loan or EURIBOR Rate Revolving Loan on the date or in the amount specified in any notice delivered pursuant hereto, (c) the assignment of any CORRA Loan, SOFR Loan or EURIBOR Rate Revolving Loan of any Lender other than on the last day of the Interest Period applicable thereto as a result of a request by the Lead Borrower pursuant to Section 2.19 or (d) analogous loss, cost or expense arising with respect to any Ancillary Facility on the basis of the nature of the credit extensions provided for thereunder, then, in any such event, the Lead Borrower shall compensate each Lender for the loss, cost and expense incurred by such Lender that is attributable to such event (other than loss of profit). In the case of a CORRA Loan, SOFR Loan or EURIBOR Rate Revolving Loan, the loss, cost or expense of any Lender shall be the amount reasonably determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Term CORRA, Adjusted Term SOFR or EURIBOR Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the Eurodollar market; it being understood that such loss, cost or expense shall in any case exclude any interest rate floor and all administrative, processing or similar fees. In the case of a SONIA Rate Revolving Loan, the loss, cost or expense of any Lender shall be the amount reasonably determined by such Lender. A certificate of any Lender (i) setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section 2.16, the basis therefor and, in reasonable detail, the manner in which such amount or amounts were determined and (ii) certifying that such Lender is generally charging the relevant amounts to similarly situated borrowers shall be delivered to the Lead Borrower and shall be conclusive absent manifest error. The Lead Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt thereof. Section 2.17 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Taxes, except as required by applicable Requirements of Law. If any applicable Requirement of Law requires the deduction or withholding of any Tax from any such payment, then (i) if such Tax is an Indemnified Tax and/or Other Tax, the amount payable by the applicable Loan Party shall be increased as necessary so that after all required deductions and withholdings have been made (including deductions and withholdings applicable to additional sums payable under this Section 2.17), each Lender and each Issuing Bank (as applicable), or, in the case of any payment made to the Administrative Agent for its own account, the Administrative Agent, receives an amount equal to the sum it would have received had no such deductions or withholdings been made, (ii) the applicable withholding agent shall make such deductions and (iii) the applicable withholding agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law. (b) In addition, the Loan Parties shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Requirements of Law. (c) Each Loan Party shall jointly and severally indemnify the Administrative Agent, each Lender and each Issuing Bank within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes payable or paid by the Administrative Agent, such Lender or Issuing Bank, as applicable, on or with respect to any payment by or any payment on account of any obligation of any Loan Party hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any penalties (other than any penalties attributable to the gross negligence, bad faith or willful misconduct of the Administrative Agent or such Lender or Issuing Bank), interest and, in each case, any reasonable expenses arising therefrom or with respect thereto; provided that if such Loan Party reasonably believes that such Taxes were not correctly or legally asserted, the Administrative Agent or such Lender or Issuing Bank, as applicable, will use reasonable efforts to cooperate with such Loan Party to obtain a refund of such Taxes (which shall be repaid to such Loan Party in accordance with Section 2.17(g)) so long as such efforts would not, in the sole determination of the Administrative Agent or such Lender or Issuing Bank, result in any additional out-of-pocket costs or expenses not reimbursed by such Loan Party or be otherwise materially disadvantageous to the Administrative Agent or such Lender or Issuing Bank, as applicable. In connection with any request for reimbursement under this Section 2.17(c), the relevant Lender, Issuing Bank or the Administrative Agent, as

applicable, shall deliver a certificate to the Lead Borrower (i) setting forth, in reasonable detail, the basis and calculation of the amount of the relevant payment or liability and (ii) certifying that it is generally charging the relevant amounts to similarly situated borrowers, which certificate shall be conclusive absent manifest error. Notwithstanding anything to the contrary contained in this Section 2.17(c), the Loan Parties shall not be required to indemnify the Administrative Agent or any Lender pursuant to this Section 2.17 for any Indemnified Taxes or Other Taxes incurred more than 180 days prior to the date that the Administrative Agent or such Lender makes such written demand to the Loan Parties; provided, further, that if such Indemnified Taxes or Other Taxes are imposed retroactively, the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. (d) Each Lender and each Issuing Bank shall severally indemnify the Administrative Agent, within 30 days after demand therefor, for (i) any Indemnified Taxes or Other Taxes imposed on or with respect to any payment under any Loan Document that is attributable to such Lender or Issuing Bank (but only to the extent that no Loan Party has already indemnified the Administrative Agent for such Indemnified Taxes or Other Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s or Issuing Bank’s failure to comply with the provisions of Section 9.05(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender or Issuing Bank, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender or Issuing Bank by the Administrative Agent shall be conclusive absent manifest error. Each Lender and Issuing Bank hereby authorize the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or Issuing Bank under any Loan Document or otherwise payable by the Administrative Agent to any Lender or Issuing Bank under any Loan Document or otherwise payable by the Administrative Agent to any Lender or Issuing Bank from any other source against any amount due to the Administrative Agent under this clause (d). (e) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Loan Party to a Governmental Authority, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment that is reasonably satisfactory to the Administrative Agent. (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of any withholding Tax with respect to any payments made under any Loan Document shall deliver to the Lead Borrower and the Administrative Agent, at the time or times reasonably requested by the Lead Borrower or the Administrative Agent, such properly completed and executed documentation as the Lead Borrower or the Administrative Agent may reasonably request to permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Lead Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Requirements of Law or reasonably requested by the Lead Borrower or the Administrative Agent as will enable the Lead Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (B) and (D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) each Lender that is not a Foreign Lender shall deliver to the Lead Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Lead Borrower or the Administrative Agent), two executed original copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) each Foreign Lender shall deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Lead Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of any Foreign Lender claiming the benefits of an income tax treaty to which the U.S. is a party (x) with respect to payments of interest under any Loan Document, executed original copies of IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed original copies of IRS Form W-8ECI; (3) in the case of any Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or 881(c) of the Code, (x) a certificate substantially in the form of Exhibit L-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Lead Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed original copies of IRS Form W-8BEN or IRS Form W-8BEN-E; or (4) to the extent any Foreign Lender is not the beneficial owner, executed original copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-2 or Exhibit L-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if such Foreign Lender is a partnership and one or more partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit L-4 on behalf of each such partner; (C) each Foreign Lender shall deliver to the Lead Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Lead Borrower or the Administrative Agent), executed original copies of any other form prescribed by applicable Requirements of Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Requirements of Law to permit the Lead Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to any Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Lead Borrower and the Administrative Agent at the time or times prescribed by applicable Requirements of Law and at such time or times reasonably requested by the Lead Borrower or the Administrative Agent such documentation as is prescribed by applicable Requirements of Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such documentation reasonably requested by the Lead Borrower or the Administrative Agent as may be necessary for the Lead Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has complied with such Lender’s obligations under FATCA, or to determine the amount, if any, to deduct and withhold from such payment. Solely for the purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Lead Borrower and the Administrative Agent in writing of its legal inability to do so. Notwithstanding anything to the contrary in this Section 2.17(f), no Lender shall be required to provide any documentation that such Lender is not legally eligible to deliver. (g) If the Administrative Agent or any Lender or Issuing Bank determines, in its sole discretion exercised in good faith, that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by any Loan Party or with respect to which such Loan Party has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to such Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 2.17 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent, such Lender or Issuing Bank (including any Taxes imposed with respect to such refund), and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that such Loan Party, upon the request of the Administrative Agent, such Lender or Issuing Bank, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent, such Lender or Issuing Bank in the event the Administrative Agent, such Lender or Issuing Bank is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event shall the Administrative Agent, any Issuing Bank or any Lender be required to pay any amount to a Loan Party pursuant to this paragraph (g) to the extent that the payment thereof would place the Administrative Agent, such Issuing Bank or such Lender in a less favorable net after-Tax position than the position that the Administrative Agent, such Issuing Bank or such Lender would have been in if the Tax subject to indemnification had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.17 shall not be construed to require the Administrative Agent, any Lender or any Issuing Bank to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the relevant Loan Party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) For the purposes of this Section 2.17, the term “Lender” shall include any Ancillary Lender. Section 2.18 Payments Generally; Allocation of Proceeds; Sharing of Payments. (a) Unless otherwise specified, the Lead Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressed hereunder or under such Loan Document (or, if no time is expressly required, by 2:00 p.m.) on the date when due, in immediately available funds, without set-off (except as otherwise provided in Section 2.17) or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent to the applicable account designated to the Lead Borrower by the Administrative Agent, except payments to be made directly to the applicable Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16 or 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. Each Lender agrees that in computing such Lender’s portion of any Borrowing to be made hereunder, the Administrative Agent may, in its discretion, round such Lender’s percentage of such Borrowing to the next higher or lower whole dollar amount. Except as otherwise expressly provided herein and except with respect to principal of and interest on Loans denominated in an Agreed Currency, all payments (including accrued interest) hereunder shall be made in U.S. Dollars. Except to the extent expressly provided for herein, all payments with respect to principal of and interest on Loans in an applicable Agreed Currency shall be made in the applicable Agreed Currency. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. (b) Subject in all respects to the provision of any applicable Intercreditor Agreement, all proceeds of Collateral received by the Administrative Agent at any time when an Event of Default exists and all or any portion of the Loans have been accelerated hereunder pursuant to Section 7.01 shall, upon election by the Administrative Agent or at the direction of the Required Lenders, be applied first, to the payment of all costs and expenses then due incurred by the Administrative Agent in connection with any collection, sale or realization on Collateral or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document, second, on a pro rata basis, to pay any fees, indemnities or expense reimbursements then due to the Administrative Agent (other than those covered in clause first above) or any Issuing Bank from the Lead Borrower constituting Secured Obligations, third, to payment in full of Unfunded Advances/Participations (the amounts so applied to be distributed between or among, as applicable, the Administrative Agent and the Issuing Banks pro rata in accordance with the amounts of Unfunded Advances/Participations owed to them on the date of any such distribution), fourth, on a pro rata basis in accordance with the amounts of the Secured Obligations (other than contingent indemnification obligations for which no claim has yet been made) owed to the Secured Parties on the date of any such distribution, to the payment in full of the Secured Obligations (including, with respect to LC Exposure, an amount to be paid to the Administrative Agent equal to 100% of the Dollar Equivalent of the LC Exposure (minus the Dollar Equivalent of the amount then on deposit in the LC Collateral Account and any amount applied pursuant to clause “second” above) on such date, to be held in the LC Collateral Account as Cash collateral for such Obligations); provided that if any Letter of Credit expires undrawn, then any Cash collateral held to secure the related LC Exposure shall be applied in accordance with this Section 2.17(b), beginning with clause “first” above, fifth, as provided for under the First Lien/Second Lien Intercreditor Agreement, and sixth, to, or at the direction of, the Lead Borrower or as a court of competent jurisdiction may otherwise direct. (c) If any Lender obtains payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in respect of any principal of or interest on any of its Loans of any Class or participations in LC Disbursements held by it resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of such Class and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender with Loans of such Class and participations in LC Disbursements, then the Lender receiving such greater proportion shall purchase (for Cash at face value) participations in the Loans of such Class and sub-participations in LC Disbursements of other Lenders of such Class at such time outstanding to the extent necessary so that the benefit of all such payments shall be shared by the Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not apply to

(x) any payment made by the Lead Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by any Lender as consideration for the assignment of or sale of a participation in any of its Loans to any permitted assignee or participant, including any payment made or deemed made in connection with Sections 2.22, 2.23 and 9.02(c). The Lead Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Lead Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Lead Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.18(c) and will, in each case, notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.18(c) shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Notwithstanding the foregoing, with respect to any payment received by a Lender in its capacity as an Ancillary Lender at any time prior to service of notice under Section 7.01 or, if applicable, such time as the remedies provided thereunder automatically come into effect, if, after giving effect to the provisions of Section 7.01, an Ancillary Lender is subject to sharing obligations under this Section 2.18, such obligations shall not apply to any payment received by such Ancillary Lender to the extent that such payment is applied to reduce the Gross Outstandings under the applicable Ancillary Facility to the net limit on which such Ancillary Facility is provided. (d) Unless the Administrative Agent has received notice from the Lead Borrower prior to the date on which any payment is due to the Administrative Agent for the account of any Lender or any Issuing Bank hereunder that the Lead Borrower will not make such payment, the Administrative Agent may assume that the Lead Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the applicable Lender or Issuing Bank the amount due. In such event, if the Lead Borrower has not in fact made such payment, then each Lender or the applicable Issuing Bank severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. (e) If any Lender fails to make any payment required to be made by it pursuant to Section 2.07(b) or Section 2.18(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. Section 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15 or such Lender determines it can no longer make or maintain Term CORRA Loans, SOFR Loans, SONIA Rate Revolving Loans or EURIBOR Rate Revolving Loans pursuant to Section 2.20, or the Lead Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as applicable, in the future or mitigate the impact of Section 2.20, as the case may be, and (ii) would not subject such Lender to any material unreimbursed out-of-pocket cost or expense and would not otherwise be disadvantageous to such Lender in any material respect. The Lead Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.15 or such Lender determines it can no longer make or maintain Term CORRA Loans, SOFR Loans, SONIA Rate Revolving Loans or EURIBOR Rate Revolving Loans pursuant to Section 2.20, (ii) if the Lead Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, (iii) if any Lender is a Defaulting Lender, (iv) if in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender”, “each Revolving Lender” or “each Lender directly affected thereby” (or any other Class or group of Lenders other than the Required Lenders) with respect to which Required Lender consent (or the consent of Lenders holding loans or commitments of such Class or lesser group representing more than 50% of the sum of the total loans and unused commitments of such Class or lesser group at such time) has been obtained or (v) in connection with any Extension Offer set forth in Section 2.23 below, as applicable, any Lender is a non-consenting Lender, then the Lead Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, (x) terminate the applicable Commitments and/or Additional Commitments of such Lender, and repay all Obligations of the Lead Borrower owing to such Lender relating to the applicable Loans and participations held by such Lender as of such termination date (provided that if, after giving effect such termination and repayment, the aggregate amount of the Revolving Credit Exposure exceeds the aggregate amount of the Revolving Credit Commitments then in effect, then the Lead Borrower shall, not later than the next Business Day, prepay one or more Revolving Borrowings (and, if no Revolving Borrowings are outstanding, deposit Cash collateral in the LC Collateral Account) in an amount necessary to eliminate such excess) or (y) replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.05), all of its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if any Lender accepts such assignment); provided that (A) such Lender shall have received payment of an amount equal to the outstanding principal amount of its Loans and, if applicable, participations in LC Disbursements, in each case of such Class of Loans, Commitments and/or Additional Commitments, accrued interest thereon, accrued fees and all other amounts payable to it under any Loan Document with respect to such Class of Loans, Commitments and/or Additional Commitments, (B) in the case of any assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments and (C) such assignment does not conflict with applicable law. No Lender (other than a Defaulting Lender) shall be required to make any such assignment and delegation, and the Lead Borrower may not repay the Obligations of such Lender or terminate its Commitments or Additional Commitments, if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Lead Borrower to require such assignment and delegation cease to apply. Each Lender agrees that if it is replaced pursuant to this Section 2.19, it shall execute and deliver to the Administrative Agent an Assignment and Assumption to evidence such sale and purchase and shall deliver to the Administrative Agent any Promissory Note (if the assigning Lender’s Loans are evidenced by one or more Promissory Notes) subject to such Assignment and Assumption (provided that the failure of any Lender replaced pursuant to this Section 2.19 to execute an Assignment and Assumption or deliver any such Promissory Note shall not render such sale and purchase (and the corresponding assignment) invalid), such assignment shall be recorded in the Register, any such Promissory Note shall be deemed cancelled. Each Lender hereby irrevocably appoints the Administrative Agent (such appointment being coupled with an interest) as such Lender’s attorney-in-fact, with full authority in the place and stead of such Lender and in the name of such Lender, from time to time in the Administrative Agent’s discretion, with prior written notice to such Lender, to take any action and to execute any such Assignment and Assumption or other instrument that the Administrative Agent may deem reasonably necessary to carry out the provisions of this clause (b). Section 2.20 Illegality. (a) If any Lender reasonably determines that any Change in Law has made it unlawful, or that any Governmental Authority has asserted after the Closing Date that it is unlawful, for such Lender or its applicable lending office to make, maintain or fund Loans whose interest is determined by reference to any SONIA Rate, the EURIBOR Rate, Term CORRA, SOFR or Term SOFR or to determine or charge interest rates based upon any the SONIA Rate, the EURIBOR Rate, Term CORRA, SOFR or Term SOFR, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of U.S. Dollars or any Agreed Currency in the applicable interbank market, then, on notice thereof by such Lender to the Lead Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue SOFR Loans in U.S. Dollars or make or continue Term CORRA Loans in Canadian Dollars or to convert ABR Loans to SOFR Loans or to convert Canadian Prime Rate Loans to Term CORRA Loans shall be suspended, (ii) any obligation of such Lender to make or continue SONIA Rate Revolving Loans shall be suspended, (iii) any obligation of such Lender to make or continue EURIBOR Rate Revolving Loans shall be suspended and (iv) if such notice asserts the illegality of such Lender making or maintaining ABR Loans or Canadian Prime Rate Loans the interest rate on which is determined by reference to the SOFR component of the Alternate Base Rate or the CORRA component of the Canadian Prime Rate, respectively, the interest rate on which ABR Loans or Canadian Prime Rate Loans of such Lender, shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Alternate Base Rate or the CORRA component of the Canadian Prime Rate, respectively, in each case until such Lender notifies the Administrative Agent and the Lead Borrower that the circumstances giving rise to such determination no longer exist (which notice such Lender agrees to give promptly). (b) Upon receipt of such notice, (i) the Lead Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or convert all of such Lender’s SOFR Loans denominated in U.S. Dollars and/or Term CORRA Loans to ABR Loans or Canadian Prime Rate Loans respectively either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term CORRA Loans or SOFR Loans, as applicable to such day, or immediately, if such Lender may not lawfully continue to maintain such Term CORRA Loans or SOFR Loans (in which case the Lead Borrower shall not be required to make payments pursuant to Section 2.16 in connection with such payment) and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon Term SOFR, Term CORRA, the SONIA Rate or the EURIBOR Rate, the Administrative Agent shall during the period of such suspension compute the Alternate Base Rate or the Canadian Prime Rate applicable to such Lender without reference to the Term SOFR component or the CORRA component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term SOFR, Term CORRA, the SONIA Rate or the EURIBOR Rate. Upon any such prepayment or conversion, the Lead Borrower shall also pay accrued interest on the amount so prepaid or converted, together with, solely in the case of Term CORRA Loans or SOFR Loans, any additional amounts required pursuant to Section 2.15. Each Lender agrees to designate a different lending office if such designation will avoid the need for such notice and will not, in the determination of such Lender, otherwise be materially disadvantageous to such Lender. (c) If it becomes unlawful under any Sanctions Laws and Regulations applicable to any Lender for that Lender to perform any of its obligations to the German Borrower as contemplated by this Agreement or to fund, issue or maintain its participation in any Loan to the German Borrower, (i) that Lender, shall promptly notify the Administrative Agent upon becoming aware of that event, (ii) the affected Commitments of that Lender will be immediately suspended, (iii) the Administrative Agent shall notify the Lead Borrower who may replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 9.05(b) (with the assignment fee to be paid by the Borrowers in such instance unless waived by the Administrative Agent) all of its affected rights and obligations under this Agreement to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrowers to find a replacement Lender or other such Person, on the last day of the Interest Period for each affected Loan occurring after receipt by the Lead Borrower of notice pursuant to clause (iii) or, if earlier, the date specified by the Lender in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by law). (d) If it becomes unlawful under any Sanctions Laws and Regulations for an Issuing Bank to issue or leave outstanding any Letter of Credit then, (i) that Issuing Bank shall promptly notify the Administrative Agent upon becoming aware of that event and (ii) upon the Administrative Agent notifying the Lead Borrower, the Lead Borrower shall procure that each Loan Party shall use its best endeavors to procure the release of each Letter of Credit issued by that Issuing Bank and outstanding at such time. Section 2.21 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender: (a) Fees shall cease to accrue on the unfunded portion of any Commitment of such Defaulting Lender pursuant to Section 2.12(a) and, subject to clause (d)(iv) below, on the participation of such Defaulting Lender in Letters of Credit pursuant to Section 2.12(b) and pursuant to any other provisions of this Agreement or other Loan Document. (b) The Commitments and the Revolving Credit Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, each affected Lender, the Required Lenders or such other number of Lenders as may be required hereby or under any other Loan Document have taken or may take any action hereunder (including any consent to any waiver, amendment or modification pursuant to Section 9.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender which affects such Defaulting Lender disproportionately and adversely relative to other affected Lenders shall require the consent of such Defaulting Lender. (c) Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of any Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section 2.11, Section 2.15, Section 2.16, Section 2.17, Section 2.18, Article 7, Section 9.05 or otherwise, and including any amounts made available to the Administrative Agent by such Defaulting Lender pursuant to Section 9.09), shall be applied at such time or times as may be determined by the Administrative Agent and, where relevant, the Lead Borrower as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any applicable Issuing Bank hereunder; third, if so reasonably determined by the Administrative Agent or reasonably requested by the applicable Issuing Bank, to be held as Cash collateral for future funding obligations of such Defaulting Lender in respect of any participation in any Letter of Credit; fourth, so long as no Default or Event of Default exists as the Lead Borrower may request, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement; fifth, as the Administrative Agent or the Lead Borrower may elect, to be held in a deposit account and released in order to satisfy obligations of such Defaulting Lender to fund Loans under this Agreement; sixth, to the payment of any amounts owing to the non-Defaulting Lenders or Issuing Banks as a result of any judgment of a court of competent jurisdiction obtained by any non-Defaulting Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, to the payment of any amounts owing to the Lead Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Lead Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loan or LC Exposure in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loan or LC Exposure was made or created, as applicable, at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and LC Exposure owed to, all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or LC Exposure owed to, such Defaulting Lender. Any payments, prepayments or other amounts paid or payable to any Defaulting Lender that are applied (or held) to pay amounts owed by any Defaulting Lender or to post Cash collateral pursuant to this Section 2.21(c) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (d) If any LC Exposure exists at the time any Lender becomes a Defaulting Lender then: (i) all or any part of the LC Exposure of such Defaulting Lender shall be reallocated among the Revolving Lenders of each applicable Class that are non-Defaulting Lenders in accordance with their respective Dollar Revolving Applicable Percentages and/or Multicurrency Revolving Applicable Percentages, as applicable, but only to the extent that (w) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation, (x) the sum of all non-Defaulting Lenders’ Revolving Credit Exposures plus all non-Defaulting Lenders’ Ancillary Commitments does not exceed the total of all non-Defaulting Lenders’ Revolving Credit Commitments and (y) the sum of each non-Defaulting Lender’s Revolving Credit Exposure plus such non-Defaulting Lender’s Ancillary Commitments does not exceed the total of such non-Defaulting Lender’s Revolving Credit Commitments; (ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Lead Borrower shall, without prejudice to any other right or remedy available to it hereunder or under law, within two Business Days following notice by the Administrative Agent, Cash collateralize 100% of such Defaulting Lender’s LC Exposure and any obligations of such Defaulting Lender to fund participations (after giving effect to any partial reallocation pursuant to paragraph (i) above and any Cash collateral provided by such Defaulting Lender or pursuant to Section 2.21(c) above) or make other arrangements reasonably satisfactory to the Administrative Agent and to the applicable Issuing Bank with respect to such LC Exposure and obligations to fund participations. Cash collateral (or the appropriate portion thereof) provided to reduce LC Exposure or other obligations shall be released promptly following (A) the elimination of the applicable LC Exposure or other obligations giving rise thereto (including by the termination of the Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 2.19)) or (B) the Administrative Agent’s good faith determination that there exists excess Cash collateral (including as a result of any subsequent reallocation of LC Exposure among non-Defaulting Lenders described in clause (i) above); (iii) if the LC Exposure of the non-Defaulting Lenders is reallocated pursuant to this Section 2.21(d), then the fees payable to the Revolving Lenders pursuant to Sections 2.12(a) and (b), as the case may be, shall be adjusted to give effect to such reallocation; and (iv) if any Defaulting Lender’s LC Exposure is not Cash collateralized, prepaid or reallocated pursuant to this Section 2.21(d), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Revolving Lender hereunder, all letter of credit fees payable under Section 2.12(b) with respect to such Defaulting Lender’s LC Exposure shall be payable to the applicable Issuing Bank until such Defaulting Lender’s LC Exposure is Cash collateralized or reallocated. (e) So long as any Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, create, incur, amend or increase any Letter of Credit unless it is reasonably satisfied that the related exposure will be 100% covered by the Revolving Credit Commitments of the non-Defaulting Lenders, Cash collateral provided pursuant to Section 2.21(c) and/or Cash collateral provided by the Lead Borrower in accordance with Section 2.21(d), and participating interests in any such or newly issued, extended or created Letter of Credit shall be allocated among Revolving Lenders that are non-Defaulting Lenders in a manner consistent with Section 2.21(d)(i) (it being understood that Defaulting Lenders shall not participate therein). (f) In the event that the Administrative Agent and the Lead Borrower agree that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Revolving Lenders shall be readjusted to reflect the inclusion of such Lender’s Revolving Credit Commitment, and on such date such Revolving Lender shall purchase at par such of the Revolving Loans of the other Revolving Lenders or participations in Revolving Loans as the Administrative Agent shall determine as are necessary in order for such Revolving Lender to hold such Revolving Loans or participations in accordance with its Dollar Revolving Applicable Percentage and/or Multicurrency Revolving Applicable Percentage. Notwithstanding the fact that any Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, (x) no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Lead Borrower while such Lender was a Defaulting Lender and (y) except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender. Section 2.22 Incremental Credit Extensions. (a) The Lead Borrower may, at any time, on one or more occasions (i) add one or more new tranches of term facilities (any such new tranche, an “Incremental Term Facility” and any loans made pursuant to an Incremental Term Facility, “Incremental Term Loans”) and/or (ii) add one or more new tranches of revolving commitments and/or increase the Total Revolving Credit Commitment or any Additional Revolving Commitment (any such new tranche or increase, an “Incremental Revolving Facility” and, together with any Incremental Term Facility, “Incremental Facilities”; and the loans thereunder, “Incremental Revolving Loans” and, together with any Incremental Term Loans, “Incremental Loans”) in an aggregate principal amount, when aggregated with the aggregate principal amount of all Incremental Equivalent Debt issued or incurred pursuant to Section 6.01(z), not to exceed the Incremental Cap, which Incremental Facilities may be denominated in U.S. Dollars or Agreed Currencies (with the interest rate calculations in respect of Agreed Currencies not already provided for in this Agreement to be defined in a manner mutually satisfactory to the Lead Borrower and the Administrative Agent); provided that: (i) no Incremental Commitment may be less than $10,000,000,

(ii) except as separately agreed from time to time between the Lead Borrower and any Lender, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide such commitments shall be within the sole and absolute discretion of such Lender, (iii) no Incremental Facility or Incremental Loan (or the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a Lender providing all or part of any Incremental Commitment or Incremental Loan, (iv) (A) except as otherwise provided herein, the terms of each Incremental Revolving Facility (other than any terms which are applicable only after the then-existing maturity date with respect to the Revolving Facility or any Additional Revolving Facility, as applicable, and other than as permitted under clause (v) below), will be substantially identical to those applicable to the Revolving Facility or otherwise reasonably satisfactory to the Lead Borrower and the Administrative Agent and (B) no Incremental Revolving Facility will mature earlier than the then-applicable Latest Revolving Loan Maturity Date or require any scheduled amortization or mandatory commitment reduction prior to such Maturity Date, (v) the interest rate applicable to any Incremental Facility or Incremental Loans will be determined by the Lead Borrower and the lenders providing such Incremental Facility or Incremental Loans, (vi) the final maturity date with respect to any Incremental Term Loans shall be no earlier than the Latest Maturity Date at the time of the incurrence thereof; provided that the foregoing shall not apply to customary bridge facilities so long as the Indebtedness into which such customary bridge facility is to be converted complies with this clause (vi) and all requirements otherwise applicable to Incremental Term Loans hereunder, (vii) [reserved], (viii) (A) any Incremental Term Facility shall rank pari passu with any then-existing tranche of Revolving Loans in right of payment and shall rank pari passu with any then-existing tranche of Revolving Loans with respect to security and (B) no Incremental Facility may be (x) guaranteed by any Person which is not a Loan Party or (y) secured by any assets other than the Collateral (other than, in the case of any Incremental Facility incurred by an Additional Borrower as a Non-U.S. Facility, a Non-U.S. Facility which may be guaranteed by Persons that are not Loan Parties on the date when such Non-U.S. Facility is established and secured by any collateral in a non-U.S. jurisdiction provided that such Additional Borrower, the additional Persons that provide guarantees and collateral and the Administrative Agent on behalf of the Lenders (including the Lenders that provide such Incremental Facility) enter into an agreement that contains customary collateral allocation mechanism sharing provisions between such Non-U.S. Facility and the U.S. Credit Facilities), (ix) any prepayment (other than any scheduled amortization payment) of Incremental Term Loans that are pari passu with any previously incurred and then-existing Incremental Term Loans in right of payment and security shall be made on a pro rata basis with such previously incurred and existing Incremental Term Loans, except that the Lead Borrower and the lenders providing the relevant previously incurred Incremental Term Loans shall be permitted, in their sole discretion, to elect to prepay or receive, as applicable, any prepayments on a less than pro rata basis (but not on a greater than pro rata basis), (x) [reserved],

(xi) except as otherwise agreed by the lenders providing the relevant Incremental Facility in connection with any Limited Condition Acquisition (which shall be subject to Section 2.22(i)), no Event of Default shall exist immediately prior to or after giving effect to such incremental facility, (xii) except as otherwise agreed by the lenders providing the relevant Incremental Facility in connection with any Limited Condition Acquisition (which shall be subject to Section 2.22(i)), all representations and warranties set forth in Article 3 and in each other Loan Document shall be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the applicable closing date in respect of such Incremental Facility with the same effect as though made on and as of such date, except to the extent such representations and warrants expressly relate to an earlier day, in which case they shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such earlier date, (xiii) except as otherwise required or permitted in clauses (v) through (xi) above, all other terms of any Incremental Term Facility shall be as agreed between the applicable Borrowers and the lenders providing such Incremental Term Facility, (xiv) the proceeds of any Incremental Facility may be used for working capital and other general corporate purposes and any other use not prohibited by this Agreement, (xv) on the date of the making of any Incremental Term Loans that will be added to any Class of previously incurred Incremental Term Loans, and notwithstanding anything to the contrary set forth in Section 2.08 or 2.13, such Incremental Term Loans shall be added to (and constitute a part of) each borrowing of outstanding previously incurred Incremental Term Loans, of the same type with the same Interest Period of the respective Class on a pro rata basis (based on the relative sizes of the various outstanding Borrowings), so that each Lender providing such Incremental Term Loans will participate proportionately in each then outstanding borrowing of previously incurred Incremental Term Loans of the same type with the same Interest Period of the respective Class, and (xvi) unless the Administrative Agent agrees otherwise, at no time shall there be more than three separate Maturity Dates in effect with respect to the Revolving Facility and any existing Additional Revolving Facility at any time. (b) Incremental Commitments may be provided by any existing Lender, or by any other lender (other than any Disqualified Institution) (any such other lender being called an “Additional Lender”); provided that the Administrative Agent (and, in the case of any Incremental Revolving Facility and any Issuing Bank) shall have consented (such consent not to be unreasonably withheld) to the relevant Additional Lender’s provision of Incremental Commitments if such consent would be required under Section 9.05(b) for an assignment of Loans to such Additional Lender. (c) Each Lender or Additional Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Lead Borrower all such documentation (including an amendment to this Agreement or any other Loan Document) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of such Incremental Commitment, each Additional Lender shall become a Lender for all purposes in connection with this Agreement. (d) As a condition precedent to the effectiveness of any Incremental Facility or the making of any Incremental Loans, (i) upon its reasonable request, the Administrative Agent shall have received customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall have received, from each Additional Lender, an administrative questionnaire, in the form provided to such Additional Lender by the Administrative Agent (the “Administrative Questionnaire”) and such other documents as it shall reasonably require from such Additional Lender, and the Administrative Agent and Lenders shall have received all fees required to be paid in respect of such

Incremental Facility or Incremental Loans and (iii) the Administrative Agent shall have received a certificate of the Lead Borrower signed by a Responsible Officer thereof: (A) certifying and attaching a copy of the resolutions adopted by the governing body of the Lead Borrower approving or consenting to such Incremental Facility or Incremental Loans, and (B) to the extent applicable, certifying that the condition set forth in clause (a)(xi) above has been satisfied. (e) Upon the implementation of any Incremental Revolving Facility pursuant to this Section 2.22: (i) if such Incremental Revolving Facility is implemented by increasing the amount of then-existing Total Revolving Credit Commitments (rather than by implementing a new tranche of Revolving Loans), (i) each Revolving Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each relevant Incremental Revolving Facility Lender, and each relevant Incremental Revolving Facility Lender will automatically and without further act be deemed to have assumed a portion of such Revolving Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each deemed assignment and assumption of participations (and after taking into account the Ancillary Commitments of each Multicurrency Revolving Lender), all of the Revolving Lenders’ (including each Incremental Revolving Facility Lender) participations hereunder in Letters of Credit and (ii) the existing Revolving Lenders of the applicable Class shall assign Revolving Loans to certain other Revolving Lenders of such Class (including the Revolving Lenders providing the relevant Incremental Revolving Facility), and such other Revolving Lenders (including the Revolving Lenders providing the relevant Incremental Revolving Facility) shall purchase such Revolving Loans, in each case to the extent necessary so that all of the Revolving Lenders of such Class participate in each outstanding borrowing of Revolving Loans and participate hereunder in Letters of Credit pro rata on the basis of their respective Revolving Credit Commitments of such Class (after giving effect to any increase in the Revolving Credit Commitment pursuant to this Section 2.22); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (i); (ii) if such Incremental Revolving Facility is implemented pursuant to a request to add one or more new tranches of revolving commitments of the same Class as the Revolving Facilities, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on the existing Revolving Facilities and such Incremental Revolving Facility, (B) repayments required upon the Maturity Date of the then-existing Revolving Facility and such Incremental Revolving Facility and (C) repayments made in connection with any permanent repayment and termination of commitments (subject to clause (3) below)) of Incremental Revolving Loans after the effective date of such Incremental Revolving Commitments shall be made on a pro rata basis with the then-existing Revolving Facility and any other then outstanding Incremental Revolving Facility, (2) all letters of credit made or issued, as applicable, under such Incremental Revolving Facility shall be participated on a pro rata basis by all Revolving Lenders within such Class and (3) the permanent repayment of Loans with respect to, and termination of commitments under, such Incremental Revolving Facility shall be made on a pro rata basis with the then-existing Revolving Facility and any other then outstanding Incremental Revolving Facility, except that the Lead Borrower shall be permitted to permanently repay and terminate commitments under such Incremental Revolving Facility on a greater than pro rata basis as compared with any other revolving facility with a later Maturity Date than such revolving facility; and (iii) if such Incremental Revolving Facility is implemented pursuant to a request to add one or more new tranches of revolving commitments of a different Class as the Revolving

Facilities, (1) the borrowing and repayment of Incremental Revolving Loans after the effective date of such Incremental Revolving Commitments may be made on a pro rata basis, lesser than pro rata basis or greater than pro rata basis with the then-existing Revolving Facility and any other then outstanding Incremental Revolving Facility in accordance with the terms of such Incremental Revolving Facility, (2) all letters of credit made or issued, as applicable, under such Incremental Revolving Facility may be participated on a pro rata basis, lesser than pro rata basis or greater than pro rata basis by all Revolving Lenders within such Class in accordance with the terms of such Incremental Revolving Facility and (3) the permanent repayment of Loans with respect to, and termination of commitments under, such Incremental Revolving Facility may be made on a pro rata basis, lesser than pro rata basis or greater than pro rata basis with the then-existing Revolving Facility and any other then outstanding Incremental Revolving Facility in accordance with the terms of such Incremental Revolving Facility. (f) Effective on the date of effectiveness of each Incremental Revolving Facility, the maximum amount of LC Exposure, Dollar LC Exposure and Multicurrency LC Exposure permitted hereunder shall increase by an amount, if any, agreed upon by Administrative Agent, the Issuing Banks and the Lead Borrower. (g) The Lenders hereby irrevocably authorize the Administrative Agent to enter into such amendments to this Agreement and the other Loan Documents with the Lead Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Loans or commitments increased or extended pursuant to this Section 2.22 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Lead Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section 2.22. (h) To the extent the provisions of clause (a)(xiii) above require that Lenders making new Incremental Term Loans add such Incremental Term Loans to the then outstanding borrowings of Term CORRA Loans or SOFR Loans of the respective Class of previously incurred Incremental Term Loans it is acknowledged that the effect thereof may result in such new Incremental Term Loans having short Interest Periods (i.e., an Interest Period that began during an Interest Period then applicable to outstanding CORRA Loans or SOFR Loans of the respective Class and which will end on the last day of such Interest Period). (i) Limited Condition Acquisitions. Notwithstanding the foregoing provisions of this Section 2.22 or in any other provision of any Loan Document: (i) if the proceeds of any Incremental Facility are intended to be applied to finance a Limited Condition Acquisition, the conditions precedent to Lead Borrower’s right to request such Incremental Facility for a Limited Condition Acquisition shall be limited to the following: (a) on the date of the signing of the definitive acquisition agreement for such Limited Condition Acquisition, (x) no Event of Default shall have occurred and be continuing (y) each of the representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except (I) with respect to representations and warranties expressly made as of an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date and (II) that if any such representation or warranty contains any materiality qualifier, such representation or warranty shall be true and correct in all respects); and (b) at the date of closing of such Limited Condition Acquisition and the funding of the applicable Incremental Facility, (A) no Event of Default under Section 7.01(a), (f) or (g) shall have occurred and be continuing, (B) the only representations and warranties the accuracy of which shall be a condition to funding such advance shall be the customary specified representations and the customary specified acquisition agreement representations agreed between the Lead Borrower and the Lenders providing such Incremental Facility; and (ii) in the case of the incurrence of any indebtedness or liens or the making of any investments, restricted payments, prepayments of subordinated or junior debt, asset sales or fundamental changes or the designation of any restricted subsidiaries or unrestricted subsidiaries in connection with a Limited Condition Acquisition, at the Lead Borrower’s option, the relevant ratios and baskets shall be determined, and any default or event of default blocker shall be tested, as of the date the definitive acquisition agreements for such Limited Condition Acquisition are entered into and, subject to the second proviso contained in this clause (ii), calculated as if the acquisition and other pro forma events in connection therewith were consummated on such date; provided that if the Lead Borrower has made such an election, in connection with the calculation of any ratio or basket with respect to the incurrence of any debt or liens, or the making of any investments, restricted payments, prepayments of subordinated, junior or unsecured debt, asset sales, fundamental changes or the designation of a restricted subsidiary or unrestricted subsidiary r following such election and prior to the earlier of the date on which such acquisition is consummated or the definitive agreement for such acquisition is terminated, any such ratio shall, subject to the proviso below, be calculated on a pro forma basis assuming such acquisition and other pro forma events in connection therewith (including any incurrence of indebtedness) have been consummated; provided that the consolidated net income (and any other financial defined term derived therefrom) shall not include any consolidated net income of or attributable to the target company or assets associated with any such Limited Condition Acquisition unless and until the closing of such Limited Condition Acquisition shall have actually occurred. (j) This Section 2.22 shall supersede any provision in Section 2.18 or 9.02 to the contrary. Section 2.23 Extensions of Loans and Revolving Commitments. (a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Lead Borrower to all Lenders holding Loans of any Class with a like Maturity Date and in the same currency or commitments with a like Maturity Date, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans in the same currency with a like Maturity Date or commitments with a like Maturity Date) and on the same terms to each such Lender, the Lead Borrower is hereby permitted from time to time to consummate transactions with any individual Lender who accepts the terms contained in any such Extension Offer to extend the Maturity Date of such Lender’s Loans and/or commitments and otherwise modify the terms of such Loans and/or commitments pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans and/or commitments (and related outstandings) and/or modifying the amortization schedule in respect of such Loans) (each, an “Extension”, and each group of Loans or commitments, as applicable, in each case as so extended, as well as the original Loans and the original commitments (in each case not so extended), being a “tranche”; any Extended Revolving Credit Commitments shall constitute a separate tranche of revolving commitments from the tranche of revolving commitments from which they were converted), so long as the following terms are satisfied: (i) except as to (x) interest rates, fees, any other pricing terms and final maturity (which shall, subject to immediately succeeding clause (iii)(y), be determined by the Lead Borrower and any Lender who agrees to an Extension and set forth in the relevant Extension Offer) and (y) any covenants or other provisions applicable only to periods after the Latest Revolving Loan Maturity Date (in each case, as of the date of such Extension), the commitment of any Revolving Lender that agrees to an Extension (an “Extended Revolving Credit Commitment”; and the Loans thereunder, “Extended Revolving Loans”), and the related outstandings, shall be a revolving commitment (or related outstandings, as the case may be) with the same terms (or terms not less favorable to existing Revolving Lenders) as the original revolving commitments (and related outstandings) provided hereunder or such other terms as shall be reasonably satisfactory to the Administrative Agent; it being agreed that the applicable Borrower shall have the right to unilaterally provide the extending Revolving Lenders with additional rights and benefits (such rights and benefits “Additional Rights to Extending Revolving Lenders”) and the “not less favorable” requirement of this clause (i) and compliance therewith shall be determined after giving effect to such Additional Rights to Extending Revolving Lenders; provided that (x) to the extent any non-extended portion of the Revolving Facility or any Additional Revolving Facility then exists, (1) the borrowing and repayment (except for (A) payments of interest and fees at different rates on such revolving facilities (and related outstandings), (B) repayments required upon the Maturity Date of such revolving facilities and (C) repayments made in connection with any permanent repayment and termination of commitments (subject to clause (3) below)) of Extended Revolving Loans after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis with such portion of the Revolving Facility or the relevant Additional Revolving Facility, as applicable, (2) all letters of credit made or issued, as applicable, under any Extended Revolving Credit Commitment shall be participated on a pro rata basis by all Revolving Lenders and (3) the permanent repayment of Loans with respect to, and termination of commitments under, any such Extended Revolving Credit Commitment after the effective date of such Extended Revolving Credit Commitments shall be made on a pro rata basis with such portion of the Revolving Facility and/or any Additional Revolving Facility, except that the Lead Borrower shall be permitted to permanently repay and terminate commitments of any such revolving facility on a greater than pro rata basis as compared with any other revolving facility with a later Maturity Date than such revolving facility and (y) unless the Administrative Agent agrees otherwise, at no time shall there be more than three separate Classes of revolving commitments hereunder (including Revolving Credit Commitments, Incremental Revolving Commitments, Extended Revolving Credit Commitments and Replacement Revolving Facilities); (ii) [reserved]; (iii) no Extended Revolving Credit Commitments or Extended Revolving Loans shall have a final maturity date earlier than (or require commitment reductions prior to) the then applicable Latest Revolving Loan Maturity Date; (iv) [reserved]; (v) [reserved]; (vi) if the aggregate principal amount of Loans or commitments, as the case may be, in respect of which Lenders shall have accepted the relevant Extension Offer exceeds the maximum aggregate principal amount of Loans or commitments, as the case may be, offered to be extended by the Lead Borrower pursuant to such Extension Offer, then the Loans or commitments, as the case may be, of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed actual holdings of record) with respect to which such Lenders have accepted such Extension Offer; (vii) each Extension shall be in a minimum amount of the Dollar Equivalent of $20,000,000; (viii) any applicable Minimum Extension Condition shall be satisfied or waived by the Lead Borrower; and (ix) all documentation in respect of such Extension shall be consistent with the foregoing. (b) With respect to any Extension consummated pursuant to this Section 2.23, (i) no such Extension shall constitute a voluntary or mandatory prepayment for purposes of Section 2.11, (ii) the scheduled amortization payments (in so far as such schedule affects payments due to Lenders participating in the relevant Class) set forth in Section 2.10 shall be adjusted to give effect to such Extension of the relevant Class and (iii) except as set forth in clause (a)(vii) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Lead Borrower may, at its election, specify as a condition (a “Minimum Extension Condition”) to consummating such Extension that a minimum amount (to be determined and specified in the relevant Extension Offer in the Lead Borrower’s sole discretion and which may be waived by the Lead Borrower) of Loans or commitments (as applicable) of any or all applicable tranches be tendered. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.23 (including, for the avoidance of doubt, any payment of any interest, fees or premium in respect of any tranche of Extended Revolving Credit Commitments on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Section 2.10, 2.11 or 2.18) or any other Loan Document that may otherwise prohibit any Extension or any other transaction contemplated by this Section 2.23. (c) No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than (A) the consent of each Lender agreeing to such Extension with respect to one or more of its Loans and/or commitments under any Class (or a portion thereof) and (B) with respect to any Extension of the Revolving Credit Commitments, the consent of each Issuing Bank to the extent the commitment to provide Letters of Credit is to be extended. All Extended Revolving Credit Commitments and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other applicable Secured Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into such amendments to this Agreement and the other Loan Documents with the Lead Borrower as may be necessary in order to establish new tranches or sub-tranches in respect of Loans or commitments so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Lead Borrower in connection with the establishment of such new tranches or sub-tranches, in each case on terms consistent with this Section 2.23. (d) In connection with any Extension, the Lead Borrower shall provide the Administrative Agent at least ten Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.23. Section 2.24 Lead Borrower as Borrower Representative. Each Borrower (other than the Lead Borrower) hereby designates the Lead Borrower as its representative and agent for all purposes under the Loan Documents, including designation of interest rates, delivery or receipt of communications, preparation and delivery of financial reports, receipt and payment of Obligations, requests for waivers, amendments or other accommodations, actions under the Loan Documents (including in respect of compliance with covenants), and all other dealings with the Administrative Agent or any Lender. The Lead Borrower hereby accepts such appointment. The Administrative Agent and the Lenders shall be entitled to rely upon, and shall be fully protected in relying upon, any notice or communication delivered by the Lead Borrower on behalf of any Borrower. The Administrative Agent and the Lenders may give any notice or communication with a Borrower hereunder to the Lead Borrower on behalf of such Borrower. Each of the Administrative Agent and the Lenders shall have the right, in its discretion, to deal exclusively with the Lead Borrower for any or all purposes under the Loan Documents. Each Borrower agrees that any notice, election, communication, representation, agreement or undertaking made on its behalf by the Lead Borrower shall be binding upon and enforceable against it. Section 2.25 Currency Equivalents. (a) The Administrative Agent shall determine the Dollar Equivalent of each Revolving Loan denominated in an Agreed Currency, each LC Obligation in respect of Letters of Credit denominated in an Agreed Currency and each Ancillary Commitment denominated in an Agreed Currency (i) as of the first day of each Interest Period applicable to a Revolving Loan or on the date of such initial extension in respect of an LC Obligation and (ii) as of the end of each fiscal quarter of the Lead Borrower, and shall promptly notify the Lead Borrower and the Lenders of each Dollar Equivalent so determined by it. Each such determination shall be based on the Exchange Rate (x) on the date of the related Borrowing Request for the purposes of the initial such determination for any Revolving Loan or Letter of Credit (y) on the fourth Business Day prior to the date as of which such Dollar Equivalent is to be determined, for purposes of any subsequent determination in respect of a Revolving Loan or Letter of Credit and (z) in respect of any Ancillary Commitment, on the fourth Business Day prior to the relevant Ancillary Commencement Date or, if later, the date on which the Administrative Agent received the notice of such Ancillary Commitment pursuant to Section 2.26(a)(ii). (b) If after giving effect to any such determination of a Dollar Equivalent, the Total Revolving Credit Outstandings exceed the sum of the (i) the aggregate amount of Revolving Credit Commitments then in effect plus (ii) the aggregate amount of Ancillary Commitments then in effect by 5.0% or more, the

Borrower shall prepay on such date of determination the applicable outstanding Dollar Equivalent of the Revolving Loans denominated in Agreed Currencies or take other action as the Administrative Agent, in its discretion, may direct (including Cash collateralization of the applicable LC Obligations and/or Ancillary Outstandings (without duplication of any requirements under the applicable Ancillary Facility) in amounts from time to time equal to such excess) to the extent necessary to eliminate any such excess. Section 2.26 Ancillary Facilities. (a) Availability of Ancillary Facilities. (i) Any Multicurrency Revolving Lender may, upon the agreement of any Revolving Facility Borrower and such Revolving Lender, provide, directly or indirectly through one or more of its Affiliates (other than any Disqualified Institution), to such Revolving Facility Borrower or any Affiliate Ancillary Borrower one or more Ancillary Facilities on a bilateral basis in place of all or a portion of such Multicurrency Revolving Lender’s Unused Multicurrency Revolving Credit Commitment (which shall (subject to Section 2.26(c)(ii)) be reduced by the amount of the Ancillary Commitment under that Ancillary Facility). (ii) No Revolving Facility Borrower may implement any Ancillary Facility unless, not less than five Business Days prior to the Ancillary Commencement Date with respect thereto, the Administrative Agent has received written notice from such Revolving Facility Borrower that such Ancillary Facility has been established and specifying: (1) the Ancillary Commencement Date for such Ancillary Facility and the scheduled expiration date thereof; (2) the type of such Ancillary Facility; (3) the Ancillary Commitment (including the maximum amount of such Ancillary Facility) and, if such Ancillary Facility is Multi-account Overdraft its Designated Gross Amount and “Designated Net Amount”; (4) the proposed currency or currencies of such Ancillary Facility (if not denominated in U.S. Dollars); and (5) the identity of the relevant Ancillary Lender(s) (including whether such Ancillary Lender is a Multicurrency Revolving Lender or an Affiliate of a Multicurrency Revolving Lender). (iii) The applicable Revolving Facility Borrower (or the Lead Borrower on its behalf) shall provide such other customary information as the Administrative Agent may reasonably request in connection with any Ancillary Facility. (iv) The Administrative Agent shall promptly notify the Multicurrency Revolving Lender proposing to provide such Ancillary Facility and the other Lenders of the establishment of any Ancillary Facility and, subject to the satisfaction of the requirements set forth in Section 2.26(b) below, (A) the relevant Multicurrency Revolving Lender will constitute an Ancillary Lender and (B) such Ancillary Facility will be deemed to be made available hereunder, in each case as of the Ancillary Commencement Date. (v) Notwithstanding anything to the contrary herein or in any other Loan Document (including Section 9.02 hereof), no amendment or waiver of any term of any Ancillary Facility shall require the consent of any Lender other than the relevant Ancillary Lender except to the extent that such amendment or waiver otherwise gives rise to a matter that would require an amendment of or waiver under this Agreement (including, for the avoidance of doubt, under this Section 2.26), in which case the provisions of Section 9.02 shall apply thereto. (b) Terms of Ancillary Facilities. (i) Except as provided below in this Section 2.26, the terms of any Ancillary Facility will be agreed by the relevant Ancillary Lender and the relevant Revolving Facility Borrower; provided that such terms (A) may only allow the relevant Revolving Facility Borrower or an Affiliate Ancillary Borrower identified by such Revolving Facility Borrower to use the Ancillary Facility, (B) may not permit the amount of Ancillary Outstandings to exceed the Available Ancillary Commitment with respect to such Ancillary Facility, (C) may not allow the Ancillary Commitment of any Ancillary Lender to exceed the Unused Multicurrency Revolving Credit Commitment of such Ancillary Lender (before taking into account the effect of such Ancillary Facility on such Unused Multicurrency Revolving Credit Commitment), (D) shall require that the Ancillary Commitment in respect of such Ancillary Facility will be reduced to zero, and that all Ancillary Outstandings will be repaid (or Cash collateralized or back-stopped by a letter of credit or otherwise in a manner reasonably satisfactory to the relevant Ancillary Lender, in each case, in an amount equal to 100% of such Ancillary Outstandings) on or prior to the applicable Maturity Date for such Multicurrency Revolving Lender’s tranche of Multicurrency Revolving Credit Commitments (or such date as the Multicurrency Revolving Credit Commitment of the relevant Ancillary Lender (or its Affiliates) is reduced to zero) and (E) shall otherwise be based upon normal commercial terms as determined by the board of the relevant Revolving Facility Borrower (or of the Lead Borrower) and such Ancillary Lender, at the time such Ancillary Facility is entered into (except as varied by this Agreement). (ii) If there is an inconsistency between any term of any Ancillary Facility and any term of this Agreement, this Agreement shall prevail, except for (A) those terms relating to the calculation of fees, interest, or commission relating to any Ancillary Facility, (B) any Ancillary Facility comprising more than one account, where the terms of the relevant Ancillary Documents shall prevail to the extent required to permit the netting of balances in respect of the relevant accounts and (C) where the relevant term of this Agreement would be contrary to, or inconsistent with, the law governing the relevant Ancillary Document, in which case the relevant term of this Agreement shall be superseded by the terms of the relevant Ancillary Document to the extent necessary to eliminate the subject conflict or inconsistency; provided, however, that notwithstanding anything to the contrary herein, (x) no Ancillary Document shall contain any representation or warranty, covenant or event of default that is not set forth in this Agreement (and any such representation or warranty, covenant or event of default not set forth in this Agreement shall be rendered null and void) and (y) all representations and warranties, covenants, events of default, indemnification and similar obligations set forth in any Ancillary Document shall contain standards, qualifications, thresholds and exceptions for materiality or otherwise consistent with those set forth in this Agreement (and, to the extent inconsistent therewith, the relevant Ancillary Documents shall be deemed to automatically incorporate the applicable standards, qualifications, thresholds and exceptions set forth herein without action by any Person). (iii) Notwithstanding anything to the contrary herein, in any other Loan Document or in any Ancillary Document, no breach of any representation, warranty, undertaking or other term of (or default or event of default under) any Ancillary Document shall be deemed to constitute, or result in, a breach of any representation, warranty, undertaking or other term of, or Default or Event of Default under, this Agreement or any other Loan Document. (c) Repayment of Ancillary Facilities. (i) Each Ancillary Commitment shall terminate on the applicable Maturity Date for such Multicurrency Revolving Lender’s tranche of Multicurrency Revolving Credit Commitments or such earlier date on which its expiry date occurs or in which it is cancelled, in each case, in accordance with the terms of this Agreement. (ii) Upon the expiration of any Ancillary Facility in accordance with its terms, the Ancillary Commitment of the relevant Ancillary Lender shall be reduced to zero (and the Unused Multicurrency Revolving Credit Commitment of such Ancillary Lender shall be increased accordingly). Upon the making of one or more Multicurrency Revolving Loans as provided below in an amount sufficient to repay the Ancillary Outstandings under any Ancillary Facility, such Ancillary Facility shall be cancelled upon receipt by the relevant Ancillary Lender of the proceeds thereof. (iii) No Ancillary Lender may demand repayment, prepayment or Cash collateralization of any amounts made available or liabilities incurred by it under any Ancillary Facility (except where the relevant Ancillary Facility is provided on a net limit basis to the extent required to reduce any gross outstandings to the net limit) unless (A) the applicable Maturity Date for such Multicurrency Revolving Lender’s tranche of Multicurrency Revolving Credit Commitments has occurred, (B) the Multicurrency Revolving Loans have been declared immediately due and payable and all Multicurrency Revolving Credit Commitments terminated in accordance with Section 7.01, (C) the expiration date of the relevant Ancillary Facility occurs, (D) it becomes unlawful in any applicable jurisdiction for the relevant Ancillary Lender to perform its obligations under this Agreement or to fund, issue or maintain its participation in the relevant Ancillary Facility or (E) the Ancillary Outstandings (if any) under the relevant Ancillary Facility may be refinanced in an equivalent amount by a Multicurrency Revolving Loan and the relevant Ancillary Lender provides sufficient notice to permit the refinancing of such Ancillary Outstandings with a Multicurrency Revolving Loan. (iv) Notwithstanding anything to the contrary herein, for the purposes of determining whether or not the Ancillary Outstandings under any Ancillary Facility referenced in clause (c)(iii)(E) above may be refinanced by a Multicurrency Revolving Loan, (A) the Multicurrency Revolving Credit Commitment of the relevant Ancillary Lender will be increased by the amount of its Ancillary Commitment in respect of such Ancillary Facility and (B) unless the circumstances described in clauses (c)(iii)(A) or (B) then exist, each Multicurrency Revolving Lender shall be obligated to make a Multicurrency Revolving Loan to the applicable Revolving Facility Borrower for the purpose of refinancing the relevant Ancillary Outstandings on a pro rata basis in accordance with its Multicurrency Revolving Applicable Percentage whether or not a Default or Event of Default exists or any other applicable condition precedent is not satisfied and irrespective of whether any Borrower has delivered a Borrowing Request. (v) With respect to any Ancillary Facility that comprises an overdraft facility in which a Designated Net Amount has been established, for the purposes of calculating compliance with the Designated Net Amount, the Ancillary Lender providing such Ancillary Facility shall only be obligated to take into account the credit balances which it is permitted to take into account by then applicable law and regulations relating to its reporting of exposures to applicable regulatory authorities as netted for capital adequacy purposes. (d) Ancillary Outstandings. The applicable Revolving Facility Borrower and each Ancillary Lender agree with and for the benefit of each Multicurrency Revolving Lender that (i) the Ancillary Outstandings under any Ancillary Facility provided by such Ancillary Lender shall not exceed the Ancillary Commitment applicable to such Ancillary Facility and (ii) in relation to a Multi-account Overdraft, (x) the Ancillary Outstandings under such Ancillary Facility shall not exceed the Designated Net Amount in respect of such Multi-account Overdraft and (y) the Gross Outstandings shall not exceed the Designated Gross Amount applicable to such Multi-account Overdraft. (e) Adjustment for Ancillary Facilities upon Acceleration. (i) If a notice is served under Section 7.01 (other than a notice declaring all Obligations to be due and payable), each Multicurrency Revolving Lender (including each Ancillary Lender) shall promptly adjust (by making or receiving (as the case may be) corresponding transfers of rights and obligations under the Loan Documents relating to Multicurrency Revolving Credit Exposure) their claims in respect of amounts outstanding to them under the Multicurrency Revolving Facility and each Ancillary Facility to the extent necessary to ensure that after such transfers, the Multicurrency Revolving Outstandings of each Multicurrency Revolving Lender bear the same proportion to the Total Multicurrency Revolving Outstandings as

such Multicurrency Revolving Lender’s Multicurrency Revolving Applicable Percentage, each as at the date the notice is served under Section 7.01. (ii) If an amount outstanding under an Ancillary Facility is a contingent liability and that contingent liability becomes an actual liability or is reduced to zero after the original adjustment is made under paragraph (i) above, then each Multicurrency Revolving Lender (including each Ancillary Lender) will make a further adjustment (by making or receiving (as the case may be) corresponding transfers of rights and obligations under the Loan Documents relating to Multicurrency Revolving Outstandings to the extent necessary) to put themselves in the position they would have been in had the original adjustment been determined by reference to the actual liability or, as the case may be, zero liability and not the contingent liability. (iii) Any transfer of rights and obligations relating to Multicurrency Revolving Outstandings made pursuant to this Section 2.26(e) shall be made for a purchase price in Cash, payable at the time of transfer in the applicable currency of such Multicurrency Revolving Outstanding, in an amount equal to such Multicurrency Revolving Outstandings. (iv) All calculations to be made pursuant to this Section 2.26(e) shall be made by the Administrative Agent based upon information provided to it by the Multicurrency Revolving Lenders (including Ancillary Lenders) and the Exchange Rate. (f) Pro Rata Adjustments of Participations in Revolving Letters of Credit upon Establishment or Termination of Ancillary Facilities. (i) Upon the implementation, increase, reduction, cancellation or termination of any Ancillary Facility pursuant to this Section 2.26: (A) the Multicurrency Revolving Lenders (including the Multicurrency Revolving Lender providing, reducing, canceling or terminating such Ancillary Facility) shall assign Multicurrency Revolving Loans to certain other Multicurrency Revolving Lenders, and such other Multicurrency Revolving Lenders (and the Multicurrency Revolving Lender providing, reducing, canceling or terminating such Ancillary Facility) shall purchase such Multicurrency Revolving Loans, in each case to the extent necessary so that all of the Multicurrency Revolving Lenders participate in each outstanding Borrowing of Multicurrency Revolving Loans pro rata on the basis of their respective Multicurrency Revolving Credit Commitments (after giving effect to any increase or decrease in the Multicurrency Revolving Credit Commitments pursuant to Section 2.26); it being understood and agreed that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence; and (B) each Multicurrency Revolving Lender (including the Multicurrency Revolving Lender providing, reducing, canceling or terminating such Ancillary Facility) will automatically and without further act be deemed to have assigned to each other Multicurrency Revolving Lender and each other Multicurrency Revolving Lender (including the Multicurrency Revolving Lender providing, reducing, canceling or terminating such Ancillary Facility) will automatically and without further act be deemed to have assumed a portion of such Multicurrency Revolving Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each deemed assignment and assumption of participations, all of the Multicurrency Revolving Lenders’ participations hereunder in Letters of Credit shall be held on a pro rata basis on the basis of their respective Multicurrency Revolving Credit Commitments (after giving effect to any increase or decrease in the Multicurrency Revolving Credit Commitments pursuant to Section 2.26).

(g) Information. The applicable Revolving Facility Borrower and each Ancillary Lender shall, promptly upon the request of the Administrative Agent, provide the Administrative Agent with any information relating to the operation of such Ancillary Facility (including the amount of Ancillary Outstandings) as the Administrative Agent may from time to time reasonably request (which information shall be subject to compliance with Section 9.13). (h) Affiliates of Multicurrency Revolving Lenders as Ancillary Lenders. (i) Subject to the terms of this Agreement, an Affiliate of any Multicurrency Revolving Lender may become an Ancillary Lender (other than a Disqualified Institution), in which case such Multicurrency Revolving Lender and such Affiliate shall be treated as a single Multicurrency Revolving Lender whose Multicurrency Revolving Credit Commitment is as set forth in Schedule 1.01(a) or in the Assignment and Assumption pursuant to which such Multicurrency Revolving Lender assumed its Multicurrency Revolving Credit Commitment, as the same may be modified in accordance with the terms of the definition of “Multicurrency Revolving Credit Commitment”; it being understood that the relevant Multicurrency Revolving Lender’s Multicurrency Revolving Credit Commitment will be reduced to the extent of the Ancillary Commitment of such Affiliate. (ii) To the extent that this Agreement or any other Loan Document imposes any obligation on any Ancillary Lender and such Ancillary Lender is an Affiliate of a Multicurrency Revolving Lender and not a party thereto, the relevant Multicurrency Revolving Lender shall ensure that such obligation is performed by such Affiliate in compliance with the terms hereof or such other Loan Document. (iii) Each Ancillary Lender, in its capacity as such, hereby appoints the Administrative Agent as its agent for purposes of the Loan Documents. (i) Subsidiaries of the Lead Borrower as Ancillary Borrowers. (i) Subject to the terms of this Agreement, any Restricted Subsidiary of the Lead Borrower may, with the approval of the relevant Ancillary Lender, become an Affiliate Ancillary Borrower with respect to an Ancillary Facility. (ii) The Lead Borrower shall specify any of its Restricted Subsidiaries in any notice delivered by the Lead Borrower to the Administrative Agent pursuant to Section 2.26(a). (iii) Where this Agreement or any other Loan Document imposes an obligation on a borrower under an Ancillary Facility and the relevant borrower is a Restricted Subsidiary of the Lead Borrower which is not a party to such document, the Lead Borrower shall ensure that the obligation is performed by its Restricted Subsidiary. (iv) Any reference in this Agreement or any other Loan Document to the Lead Borrower being under no obligations (whether actual or contingent) as a Borrower under such Loan Document shall be construed to include a reference to any Restricted Subsidiary of the Lead Borrower being under no obligations under any Loan Document or Ancillary Document. (j) Each Ancillary Lender, in its capacity as such, hereby appoints the Administrative Agent and the Collateral Agent as its agents for purposes of the Loan Documents. (k) The rate and time of payment and interest, commission, fees and any other remuneration in respect of each Ancillary Facility shall be determined by agreement between the relevant Ancillary Lender and the applicable Revolving Facility Borrower of that Ancillary Facility based upon normal market rates and terms. Section 2.27 Benchmark Replacement.

(a) Notwithstanding anything to the contrary herein or in any other Loan Document, (i) [Reserved]; (ii) Replacing Term SOFR. With respect to Term SOFR, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior any setting of Term SOFR, then (x) if a Benchmark Replacement is determined in accordance with clause (b)(i) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace Term SOFR for all purposes hereunder and under any Loan Document in respect of Term SOFR setting and subsequent Term SOFR settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (b)(ii) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace Term SOFR for all purposes hereunder and under any Loan Document in respect of any Term SOFR setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. If the Benchmark Replacement is Adjusted Daily Simple SOFR, all interest payments will be payable on a monthly basis; (iii) [reserved]; and (iv) Replacing Future Benchmarks. With respect to any Benchmark (other than Term SOFR), upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the administrator or the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Lead Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Lead Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Lead Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to ABR Loans. During the period referenced in the foregoing sentence, any component of Alternate Base Rate based upon such Benchmark will not be used in any determination of Alternate Base Rate. (b) Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement. (c) Notices; Standards for Decisions and Determinations. With respect to Term SOFR, the Administrative Agent will promptly notify the Lead Borrower and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Benchmark Replacement Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Lead Borrower of the removal or reinstatement of any tenor of Term SOFR pursuant to Section 2.27(d). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.27, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.27. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Lead Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, with respect to Term SOFR, the Lead Borrower may revoke any request for a SOFR Loan of, conversion to or continuation of SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Lead Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to ABR Loans. During any Benchmark Unavailability Period or at any time that a tenor for Term SOFR is not an Available Tenor, the component of Alternate Base Rate based upon Term SOFR or such tenor for Term SOFR, as applicable, will not be used in any determination of Alternate Base Rate. Section 2.28 Canadian Benchmark Replacement Setting. (a) Canadian Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, if a Canadian Benchmark Transition Event and its related Canadian Benchmark Replacement Date have occurred prior any setting of the then-current Canadian Benchmark, then (x) if a Canadian Benchmark Replacement is determined in accordance with clause (a) of the definition of “Canadian Benchmark Replacement” for such Canadian Benchmark Replacement Date, such Canadian Benchmark Replacement will replace such Canadian Benchmark for all purposes hereunder and under any Loan Document in respect of such Canadian Benchmark setting and subsequent Canadian Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Canadian Benchmark Replacement is determined in accordance with clause (b) of the definition of “Canadian Benchmark Replacement” for such Canadian Benchmark Replacement Date, such Canadian Benchmark Replacement will replace such Canadian Benchmark for all purposes hereunder and under any Loan Document in respect of any Canadian Benchmark setting at or after 5:00 p.m. (Toronto time) on the fifth (5th) Business Day after the date notice of such Canadian Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Canadian Benchmark Replacement from Lenders comprising the Required Lenders. If the Canadian Benchmark Replacement is Adjusted Daily Compounded CORRA, all interest payments will be payable on the last day of each Interest Period. (b) Canadian Conforming Changes. In connection with the use, administration, adoption or implementation of a Canadian Benchmark Replacement, the Administrative Agent will have the right to make such Canadian Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Canadian Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (c) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Canadian Benchmark Replacement and (ii) the effectiveness of any such Canadian Conforming Changes in connection with the use, administration, adoption or implementation of a Canadian Benchmark Replacement. The Administrative Agent will notify the Borrower of (x) the removal or reinstatement of any tenor of a Canadian Benchmark pursuant to Section 2.28(d) and (y) the commencement of any Canadian Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.28 including any determination with respect to a tenor, rate or adjustment or of the occurrence or non- occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.28. (d) Unavailability of Tenor of Canadian Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Canadian Benchmark Replacement), (i) if the then-current Canadian Benchmark is a term rate (including Term CORRA) and either (A) any tenor for such Canadian Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Canadian Benchmark has provided a public statement or publication of information announcing that any tenor for such Canadian Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period”(or any similar or analogous definition) for any Canadian Benchmark settings at or after such time to remove such unavailable or non- representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Canadian Benchmark (including a Canadian Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Canadian Benchmark (including a Canadian Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period”(or any similar or analogous definition) for all Canadian Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Canadian Benchmark Unavailability Period. Upon the Borrower’s receipt of notice of the commencement of a Canadian Benchmark Unavailability Period, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Loans, which are of the Type that have a rate of interest determined by reference to the then-current Canadian Benchmark, to be made, converted or continued during any Canadian Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to, (i) for a Canadian Benchmark Unavailability Period in respect of Term CORRA, Daily Compounded Term CORRA Loans, and (ii) for a Canadian Benchmark Unavailability Period in respect of a Canadian Benchmark other than Term CORRA, Canadian Prime Rate Loans. During any Canadian Benchmark Unavailability Period or at any time that a tenor for Term CORRA is not an Available Tenor, the component of Canadian Prime Rate based upon Term CORRA or such tenor for Term CORRA, as applicable, will not be used in any determination of Canadian Prime Rate. ARTICLE 3 REPRESENTATIONS AND WARRANTIES On the Closing Date, and thereafter on the dates and to the extent required pursuant to Section 4.02, each of (i) Holdings, solely with respect to Sections 3.01, 3.02, 3.03, 3.07, 3.08, 3.09, 3.13, 3.14, 3.16 and 3.17 and (ii) the Lead Borrower hereby represent and warrant to the Lenders that: Section 3.01 Organization; Powers. Each of the Loan Parties and each of their Restricted Subsidiaries (a) is (i) duly organized and validly existing and (ii) in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of its jurisdiction of organization, (b) has all requisite organizational power and authority to own its property and assets and to carry on its business as now conducted and (c) is qualified to do business in, and is in good standing (to the extent such concept exists in the relevant jurisdiction) in, every jurisdiction where its ownership, lease or operation of properties or conduct of its business requires such qualification; except, in each case referred to in this Section 3.01 (other than clause (a)(i) with respect to each Borrower and clause (b) with respect to the Loan Parties) where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 3.02 Authorization; Enforceability. The execution, delivery and performance of each of the Loan Documents are within each applicable Loan Party’s corporate or other organizational power and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. Each Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to the Legal Reservations. Section 3.03 Governmental Approvals; No Conflicts. The execution and delivery of the Loan Documents by each Loan Party party thereto and the performance by such Loan Party thereof (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which would not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of such Loan Party’s Organizational Documents or (ii) Requirements of Law applicable to such Loan Party which violation, in the case of this clause (b)(ii), could reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation to which such Loan Party is a party which violation, in the case of this clause (c), could reasonably be expected to result in a Material Adverse Effect. Section 3.04 Financial Condition; No Material Adverse Effect. (a) The financial statements most recently provided pursuant to Section 5.01(a) or (b), as applicable, present fairly, in all material respects, the financial position and results of operations and cash flows of the Lead Borrower on a consolidated basis as of such dates and for such periods in accordance with GAAP, subject, in the case of financial statements provided pursuant to Section 5.01(a), to the absence of footnotes and normal year-end adjustments. (b) Since the Closing Date, there have been no events, developments or circumstances that have had, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.05 Properties; Intellectual Property. (a) As of the Closing Date, Schedule 3.05 sets forth the address of each Material Real Estate Asset (or each set of such assets that collectively comprise one operating property) that is owned in fee simple by any Loan Party. (b) The Borrowers and each of their Restricted Subsidiaries have good and valid fee simple title to or rights to purchase, or valid leasehold interests in, or easements or other limited property interests in, all of their respective Real Estate Assets and have good title to their personal property and assets, in each case, except (i) for defects in title that do not materially interfere with their ability to conduct their business as currently conducted or to utilize such properties and assets for their intended purposes or (ii) where the failure to have such title would not reasonably be expected to have a Material Adverse Effect. All such properties and assets are free and clear of Liens, other than Permitted Liens. (c) The Borrowers and their Restricted Subsidiaries own or otherwise have a license or right to use all rights in Patents, Trademarks, Copyrights and other rights in works of authorship (including all copyrights embodied in software), domain names, trade secrets and all other intellectual property rights (“IP Rights”) used to conduct the businesses of the Borrowers and their Restricted Subsidiaries as presently conducted without, to the knowledge of the Borrowers, any infringement or misappropriation of the IP Rights of third parties, except to the extent such failure to own or license or have rights to use would not, or where such infringement or misappropriation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 3.06 Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrowers, threatened in writing against or affecting the Loan Parties or any of their Restricted Subsidiaries which would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect. (b) Except for any matters that, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, (i) no Loan Party nor any of its Restricted Subsidiaries is subject to or has received notice of any Environmental Claim or any Environmental Liability and (ii) no Loan Party nor any of its Restricted Subsidiaries has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law. (c) Neither any Loan Party nor any of its Restricted Subsidiaries has treated, stored, transported or Released any Hazardous Materials on, at or from any currently or formerly operated real estate or facility in a manner that would reasonably be expected to have a Material Adverse Effect. Section 3.07 Compliance with Laws. Each of Holdings, each Borrower and each of the Borrowers’ Restricted Subsidiary is in compliance with all Requirements of Law applicable to it or its property, except, in each case where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 3.08 Investment Company Status. No Loan Party is an “investment company” as defined in, or is required to be registered under, the Investment Company Act of 1940. Section 3.09 Taxes. Each of Holdings, the Borrowers and each of their Restricted Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it that are due and payable, including in its capacity as a withholding agent, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. Section 3.10 ERISA. (a) Each Pension Plan is in compliance in form and operation with its terms and with ERISA and the Code and all other applicable laws and regulations, except where any failure to comply would not reasonably be expected to result in a Material Adverse Effect. (b) No ERISA Event has occurred and is continuing or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a Material Adverse Effect. Section 3.11 Disclosure. (a) As of the Closing Date, all written information (other than the Projections, other forward-looking information and information of a general economic or industry-specific nature) concerning the Lead Borrower and its Restricted Subsidiaries and the Transactions and that was included in the Information Memorandum or otherwise prepared by or on behalf of the Lead Borrower or its subsidiaries or their respective representatives and made available to any Lender or the Administrative Agent in connection with the Transactions on or before the Closing Date, when taken as a whole, did not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates thereto from time to time). (b) The Projections have been prepared in good faith based upon assumptions believed by the Lead Borrower to be reasonable at the time furnished (it being recognized that such Projections are not to be viewed as facts and are subject to significant uncertainties and contingencies many of which are beyond the Lead Borrower’s control, that no assurance can be given that any particular financial projections (including the Projections) will be realized, that actual results may differ from projected results and that such differences may be material). Section 3.12 Solvency. As of the Closing Date, immediately after the consummation of the Transactions to occur on the Closing Date and the incurrence of indebtedness and obligations on the Closing Date in connection with this Agreement and the other Transactions, (i) the sum of the debt (including contingent liabilities) of the Lead Borrower and its Restricted Subsidiaries, taken as a whole, does not exceed the fair value of the assets of the Lead Borrower and its Restricted Subsidiaries, taken as a whole; (ii) the present fair saleable value of the assets of the Lead Borrower and its Restricted Subsidiaries, taken as a whole, is not less than the amount that will be required to pay the probable liabilities (including contingent liabilities) of the Lead Borrower and its Restricted Subsidiaries, taken as a whole, on their debts as they become absolute and matured; (iii) the capital of the Lead Borrower and its Restricted Subsidiaries, taken as a whole, is not unreasonably small in relation to the business of the Lead Borrower and its Restricted Subsidiaries, taken as a whole, contemplated as of the Closing Date; and (iv) the Lead Borrower and its Restricted Subsidiaries, taken as a whole, do not intend to incur, or believe that they will incur, debts (including current obligations and contingent liabilities) beyond their ability to pay such debts as they mature in the ordinary course of business. For the purposes hereof, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liability meets the criteria for accrual under Statement of Financial Accounting Standards No. 5). Section 3.13 Capitalization and Subsidiaries. Schedule 3.13 sets forth, in each case as of the Closing Date, (a) a correct and complete list of the name of each subsidiary of Holdings and the ownership interest therein held by Holdings or its applicable subsidiary, and (b) the type of entity of Holdings and each of its subsidiaries. Section 3.14 Security Interest in Collateral. Subject to the terms of the last paragraph of Section 4.01, the Legal Reservations, the Perfection Requirements, the provisions of this Agreement and the other relevant Loan Documents, the Collateral Documents create legal, valid and enforceable Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of itself and the other Secured Parties, and upon the satisfaction of the Perfection Requirements, such Liens constitute perfected Liens (with the priority that such Liens are expressed to have under the relevant Collateral Documents) on the Collateral (to the extent such Liens are required to be perfected under the terms of the Loan Documents) securing the Secured Obligations, in each case as and to the extent set forth therein. Section 3.15 Labor Disputes. Except as individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes, lockouts or slowdowns against the Lead Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Lead Borrower or any of its Restricted Subsidiaries, threatened and (b) the hours worked by and payments made to employees of the Lead Borrower and its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. Section 3.16 Federal Reserve Regulations. (a) On the Closing Date, not more than 25% of the value of the assets of Holdings, the Lead Borrower and its Restricted Subsidiaries taken as a whole is represented by Margin Stock. (b) None of Holdings, the Borrowers nor any of their Restricted Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of buying or carrying Margin Stock.

(c) No part of the proceeds of any Loan or any Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, for any purpose that results in a violation of the provisions of Regulation T, U or X. Section 3.17 Economic and Trade Sanctions and Anti-Corruption Laws. (a) (i) None of Holdings and none of the Borrowers nor any of their Restricted Subsidiaries nor, to the knowledge of any Borrower, any director, officer, agent, employee or Affiliate of any of the foregoing is (A) a person on the list of “Specially Designated Nationals and Blocked Persons”, (B) currently the subject of any U.S. sanctions enforced or administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or the U.S. State Department or sanctions enforced or administered by the United Nations, European Union, the Federal Republic of Germany, the Government of Canada, or His Majesty’s Treasury of the United Kingdom, or (C) located, organized or resident in a country, region, or territory that is the subject of comprehensive Sanctions Laws and Regulations; and (ii) no Borrower will directly or, to its knowledge, indirectly, use the proceeds of the Loans or Letters of Credit or otherwise make available such proceeds to any Person, for the purpose of (A) financing the activities or business of any Person currently the subject of any U.S. sanctions administered by OFAC or by the U.S. Department of State or sanctions administered by the United Nations, European Union, the Federal Republic of Germany, the Government of Canada, or His Majesty’s Treasury of the United Kingdom, or in any country, region, or territory that is the subject of comprehensive Sanctions Laws and Regulations, except to the extent licensed or otherwise not prohibited by OFAC or by the U.S. Department of State or by the United Nations, European Union, the Federal Republic of Germany, the Government of Canada or His Majesty’s Treasury of the United Kingdom or (B) in any other manner that would result in a violation of Sanctions Laws and Regulations by any Person. (b) To the extent applicable, each Loan Party is in compliance in all material respects with (i) each of the foreign assets control regulations of the U.S. Treasury Department (31 CFR, Subtitle B, Chapter V), and any other enabling legislation or executive order relating thereto, (ii) the USA PATRIOT Act, and (iii) the Sanctions Laws and Regulations. (c) No part of the proceeds of any Loan or any Letter of Credit will be used, directly or, to the knowledge of the Borrowers, indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to improperly obtain, retain or direct business or obtain any improper advantage, in violation of the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”), the U.K. Bribery Act of 2010, as amended, or any other applicable anti-bribery or anti-corruption law. (d) The representations and warranties in this Section 3.17 are made only to the extent that they do not result in a violation of or conflict with Section 7 of the German Foreign Trade and Payments Regulation (Außenwirtschaftsverordnung) or Art. 5(1) of Council Regulation (EC) 2271/96; provided that, to the extent that any person cannot make any of the representations or warranties contained in this paragraph, such person shall be in compliance, in all material respects, with the equivalent requirements of law, if any, that are applicable to or binding upon such person or any of its property or to which such person or any of its property is subject in its local jurisdiction. Section 3.18 Senior Indebtedness. The Obligations constitute “Senior Indebtedness” (or any comparable term) under and as defined in the documentation governing any Junior Indebtedness. Section 3.19 Use of Proceeds. The Borrowers will use the proceeds of the Loans in accordance with Section 5.11. Section 3.20 Insurance. As of the Closing Date, the Lead Borrower and its Restricted Subsidiaries have insurance required by Section 5.05 of this Agreement and such insurance is in full force and effect. Section 3.21 Central Administration; COMI. After the Closing Date and if applicable and unless otherwise consented to by the Administrative Agent, the German Borrower and the U.K. Borrower each has its central administration (administration centrale) and, for the purposes of the European Insolvency Regulation, the center of its main interests (centre des intérêts principaux) at the place of its registered office (siège statutaire) in Germany or, as the case may be, England and Wales, and, has no establishment (as defined in the European Insolvency Regulation) outside Germany or, as the case may be, England and Wales. ARTICLE 4 CONDITIONS Section 4.01 Closing Date. The obligations of (i) any Lender to make Loans and (ii) any Issuing Bank to issue Letters of Credit shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received from each Loan Party, the Administrative Agent, the Collateral Agent and the Lenders party thereto a counterpart of (A) this Agreement and (B) any Promissory Note requested by a Lender at least three Business Days prior to the Closing Date signed on behalf of such party. (b) Legal Opinions. The Administrative Agent shall have received a customary written opinion of (i) Davis Polk & Wardwell LLP, in its capacity as New York special counsel for Holdings, the Borrowers and the Subsidiary Guarantors and (ii) Richards, Layton & Finger, P.A., in its capacity as Delaware special counsel for Holdings, the Borrowers and the Subsidiary Guarantors, in each case dated the Closing Date and addressed to the Administrative Agent, the Lenders and each Issuing Bank. (c) [Reserved]. (d) Closing Certificates; Certified Charters; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Closing Date and executed by a secretary, assistant secretary or other senior officer (as the case may be) thereof, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its shareholders, board of directors, board of managers, members or other governing body authorizing the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Lead Borrower, the borrowings hereunder, and that such resolutions or written consents have not been modified, rescinded or amended and are in full force and effect, (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign the Loan Documents to which it is a party on the Closing Date and (C) certify (x) that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement and (y) that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from its jurisdiction of organization. (e) Fees and Expenses. Prior to or substantially concurrently with the Closing Date, the Administrative Agent shall have received (i) all fees required to be paid by the Lead Borrower on the Closing Date pursuant to the Engagement Letter and (ii) all expenses required to be paid by the Lead Borrower for which invoices have been presented at least three Business Days prior to the Closing Date or such later date to which the Lead Borrower may agree (including the reasonable fees and expenses of legal counsel), in each case on or before the Closing Date, which amounts may be offset against the proceeds of the Loans. (f) Interest and Commitment Fees. Substantially concurrently with the Closing Date, the Administrative Agent, for the benefit of the “Lenders” under and as defined in the Existing Credit Agreement immediately prior to the Closing Date, shall have received all accrued and unpaid interest and commitment fees under the Existing Credit Agreement to (but excluding) the Closing Date.

(g) Solvency. The Administrative Agent shall have received a certificate dated as of the Closing Date in substantially the form of Exhibit M from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Lead Borrower certifying as to the matters set forth therein. (h) Perfection Certificate. The Administrative Agent shall have received a completed Perfection Certificate dated the Closing Date and signed by a Responsible Officer of the Lead Borrower, together with all attachments contemplated thereby. (i) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent (or its bailee) shall have received (i) the certificates representing the Capital Stock required to be pledged pursuant to the Security Agreement, together with an undated stock or similar power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and (ii) each Material Debt Instrument (if any) endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. (j) Filings Registrations and Recordings. Each document (including any UCC (or similar) financing statement) required by any Collateral Document or under law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Collateral Document, prior and superior in right to any other Person (other than with respect to Permitted Liens), shall be in proper form for filing, registration or recordation. (k) USA PATRIOT Act. No later than three Business Days in advance of the Closing Date, the Administrative Agent shall have received all documentation and other information requested by any Lender in writing with respect to any Loan Party at least ten days in advance of the Closing Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230. (l) Officer’s Certificate. The Administrative Agent shall have received a certificate signed by a Responsible Officer or director of the Lead Borrower certifying as of the Closing Date as to the matters set forth in Sections 4.02(b) and 4.02(c). (m) Reaffirmation Agreement. The Administrative Agent shall have received an executed customary reaffirmation agreement from each of the Loan Parties reaffirming its security interests and other obligations, as applicable, under each of the Collateral Documents and the Loan Guaranty. For purposes of determining whether the conditions specified in this Section 4.01 have been satisfied on the Closing Date, by releasing their signature pages to this Agreement, the Administrative Agent and each Lender that has executed this Agreement (or an Assignment and Assumption on the Closing Date) shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be. Section 4.02 Each Credit Extension. The obligation of each Lender to make a Credit Extension (which, for the avoidance of doubt, shall not include any Incremental Loans advanced in connection with an acquisition to the extent not otherwise required by the Lenders of such Incremental Loans) is subject to the satisfaction of the following conditions: (a) (i) In the case of a Borrowing, the Administrative Agent shall have received a Borrowing Request as required by Section 2.03 or (ii) in the case of the issuance of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.05(b). (b) The representations and warranties of the Loan Parties set forth in this Agreement and the other Loan Documents shall be true and correct in all material respects (or, if qualified by materiality, in all respects) on and as of the date of any such Credit Extension with the same effect as though such representations and warranties had been made on and as of the date of such Credit Extension; provided that to the extent that any representation and warranty specifically refers to a given date or period, it shall be true and correct in all material respects (or, if qualified by materiality, in all respects) as of such date or for such period. (c) At the time of and immediately after giving effect to the applicable Credit Extension, no Event of Default or Default exists. Each Credit Extension after the Closing Date shall be deemed to constitute a representation and warranty by the applicable Borrower on the date thereof as to the matters specified in paragraphs (b) and (c) of this Section 4.02. ARTICLE 5 AFFIRMATIVE COVENANTS From the Closing Date until the date that all the Revolving Credit Commitments and any Additional Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in Cash and all Letters of Credit have expired or have been terminated (or have been collateralized or back-stopped by a letter of credit or otherwise in a manner reasonably satisfactory to the Administrative Agent and the Issuing Banks) and all LC Disbursements have been reimbursed (such date, the “Termination Date”), (i) in the case of Holdings, solely with respect to Sections 5.02, 5.03 and 5.08 and (ii) the Borrowers hereby covenant and agree with the Lenders that: Section 5.01 Financial Statements and Other Reports. The Lead Borrower will deliver to the Administrative Agent for delivery to each Lender: (a) Quarterly Financial Statements. Within the later of (i) 45 days after the end of each of the first three Fiscal Quarters of each fiscal year and (ii) the date the following statements would have been required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available under Rule 12b-25 of the Securities Exchange Act of 1934 for the filing of such statements, the consolidated balance sheet of the Lead Borrower as at the end of such Fiscal Quarter and the related consolidated statements of income and cash flows of the Lead Borrower for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, and setting forth, in reasonable detail, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in reasonable detail, together with a Responsible Officer Certification with respect thereto and a Narrative Report with respect thereto (it being understood that the delivery by the Lead Borrower of quarterly reports on Form 10-Q of the Lead Borrower or any Parent Company of the Lead Borrower shall satisfy the requirements of this Section 5.01(a) to the extent such quarterly reports include the information specified herein); (b) Annual Financial Statements. Within the later of (i) 90 days after the end of each Fiscal Year and (ii) the date the statements would have been required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available under Rule 12b-25 of the Securities Exchange Act of 1934 for the filing of such statements, (i) the consolidated balance sheet of the Lead Borrower as at the end of such Fiscal Year and the related consolidated statements of income, stockholders’ equity and cash flows of the Lead Borrower for such Fiscal Year and setting forth, in reasonable detail, in comparative form the corresponding figures for the previous Fiscal Year and (ii) with respect to such consolidated financial statements, (A) a report thereon of an independent certified public accountant of recognized national standing (which report shall be unqualified as to scope of audit and as to “going concern” other than solely with respect to, or resulting solely from the maturity of any Indebtedness occurring within one year from the time of such report), and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of the Lead Borrower as at the dates indicated and its income and cash flows for the periods indicated in conformity with GAAP and (B) a Narrative Report with respect to such Fiscal Year (it being understood that the delivery by the Lead Borrower of annual reports on Form 10-K of the Lead Borrower or any Parent Company of the Lead Borrower shall satisfy the requirements of this Section 5.01(b) to the extent such annual reports include the information specified herein);

(c) Compliance Certificate. Together with each delivery of financial statements of the Lead Borrower pursuant to Sections 5.01(a) and 5.01(b), (i) a duly executed and completed Compliance Certificate, (A) certifying that no Default or Event of Default exists (or if a Default or Event of Default exists, describing in reasonable detail such Default or Event of Default and the steps being taken to cure, remedy or waive the same) and (B) setting forth in reasonable detail calculations necessary for determining compliance with Section 6.15(a), and (ii) (A) a summary of the pro forma adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) from such financial statements and (B) a list identifying each subsidiary of the Borrowers as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate or confirming that there is no change in such information since the later of the Closing Date and the date of the last such list; (d) [Reserved]; (e) Notice of Default. Promptly upon any Responsible Officer of the Lead Borrower obtaining knowledge of (i) any Default or Event of Default or (ii) the occurrence of any event or change that has caused or evidences or would reasonably be expected to cause or evidence, either individually or in the aggregate, a Material Adverse Effect, a reasonably- detailed notice specifying the nature and period of existence of such condition, event or change and what action the applicable Borrower has taken, is taking and proposes to take with respect thereto; (f) Notice of Litigation. Promptly upon any Responsible Officer of the Lead Borrower obtaining knowledge of (i) the institution of, or threat of, any Adverse Proceeding not previously disclosed in writing by the Borrowers, Holdings or its Parent Company to the Administrative Agent, or (ii) any material development in any Adverse Proceeding that, in the case of either of clause (i) or (ii), could reasonably be expected to have a Material Adverse Effect, written notice thereof from the Lead Borrower; (g) ERISA. Promptly upon any Responsible Officer of the Lead Borrower becoming aware of the occurrence of any ERISA Event that would reasonably be expected to have a Material Adverse Effect, a written notice specifying the nature thereof; (h) [Reserved]; (i) Information Regarding Collateral. Prompt (and in any event, within 45 days of the relevant change or such longer period as consented by the Administrative Agent in its sole discretion) written notice of any change (i) in any Loan Party’s legal name, (ii) in any Loan Party’s type of organization, (iii) in any Loan Party’s jurisdiction of organization or (iv) in any Loan Party’s organizational identification number, in each case to the extent such information is necessary to enable the Administrative Agent to perfect or maintain the perfection and priority of its security interest in the Collateral of the relevant Loan Party, together with a certified copy of the applicable Organizational Document reflecting the relevant change; (j) Annual Collateral Verification. Together with the delivery of each Compliance Certificate provided with the financial statements required to be delivered pursuant to Section 5.01(b), a Perfection Certificate Supplement. (k) Certain Reports. Promptly upon their becoming available and without duplication of any obligations with respect to any such information that is otherwise required to be delivered under the provisions of any Loan Document, copies of, or links to copies of, all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by the Lead Borrower, Holdings or its applicable Parent Company with any securities exchange or with the SEC or any analogous governmental or private regulatory authority with jurisdiction over matters relating to securities; and (l) Other Information. Such other certificates, reports and information (financial or otherwise) as the Administrative Agent may reasonably request from time to time in connection with the financial condition or business of the Borrowers and their Restricted Subsidiaries; provided, that, notwithstanding anything to the contrary herein, neither the Borrowers nor any Restricted Subsidiary shall be required to disclose or discuss any document, information, or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information of the Borrowers and their subsidiaries and/or any of its customers and/or suppliers, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable law or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product. Documents required to be delivered pursuant to this Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which such documents are delivered by the Lead Borrower to the Administrative Agent for posting on behalf of the Lead Borrower on Intralinks, SyndTrak or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); (ii) on which executed certificates or other documents are faxed to the Administrative Agent (or electronically mailed to an address provided by the Administrative Agent); or (iii) in respect of the items required to be delivered pursuant to Section 5.01(k) in respect of information filed by the Lead Borrower or its direct or indirect Parent Company with any securities exchange or with the SEC or any analogous governmental or private regulatory authority with jurisdiction over matters relating to securities (other than Form 10-Q reports and Form 10-K reports described in Sections 5.01(a) and (b), respectively), on which such items have been made available on the SEC website or the website of the relevant analogous governmental or private regulatory authority or securities exchange. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 5.01 may be satisfied with respect to any financial statements of the Lead Borrower, at the option of the Lead Borrower, by furnishing (A) the applicable financial statements of any Parent Company of the Lead Borrower or (B) any other Parent Company’s, as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC or any securities exchange, in each case, within the time periods specified in such paragraphs; provided that, with respect to each of clauses (A) and (B), (i) to the extent such financial statements relate to any Parent Company, such financial statements shall be accompanied by consolidating information that summarizes in reasonable detail any material differences between the information relating to such Parent Company, on the one hand, and the information relating to Lead Borrower on a standalone basis, on the other hand (it being understood that consolidating information consistent with the presentation in Note 19 to Holdings’ financial statements included in its S-4 (registration statement 333-192634) shall be deemed to satisfy the foregoing requirement for consolidating information) and (ii) to the extent such statements are in lieu of statements required to be provided under Section 5.01(b), such statements shall be accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall satisfy the applicable requirements set forth in Section 5.01(b). The Lead Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the Issuing Banks materials and/or information provided by or on behalf of the Lead Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Syndtrak or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Lead Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Lead Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Lead Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Lead Borrower or its Affiliates or any of their respective securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Confidential Information, they shall be treated as set forth in Section 9.13); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information”. Section 5.02 Existence. Except as otherwise permitted under Section 6.07, Holdings and the Borrowers will, and Borrowers will cause each of their Restricted Subsidiaries to, at all times preserve and keep in full force and effect its existence and all rights, franchises, licenses and permits material to its business except, other than with respect to the preservation of the existence of the Borrowers, to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect; provided that neither Holdings nor the Borrowers nor any of the Borrowers’ Restricted Subsidiaries shall be required to preserve any such existence (other than with respect to the preservation of existence of the Borrowers), right, franchise, license or permit if a Responsible Officer of such Person or such Person’s board of directors (or similar governing body) determines that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders. Section 5.03 Payment of Taxes. Holdings and the Borrowers will, and will cause each of their Restricted Subsidiaries to, pay all Taxes imposed upon it or any of its properties or assets or in respect of any of its income or businesses or franchises before any penalty or fine accrues thereon; provided that no such Tax need be paid if (a) it is being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, so long as (i) adequate reserves or other appropriate provisions, as are required in conformity with GAAP, have been made therefor, and (ii) in the case of a Tax which has or may become a Lien against any of the Collateral, such contest proceedings conclusively operate to stay the sale of any portion of the Collateral to satisfy such Tax or (b) failure to pay or discharge the same could not reasonably be expected to result in a Material Adverse Effect. Section 5.04 Maintenance of Properties. The Borrowers will, and will cause each of their Restricted Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and casualty and condemnation excepted, all property reasonably necessary to the normal conduct of business of the Borrowers and their Restricted Subsidiaries and from time to time will make or cause to be made all needed and appropriate repairs, renewals and replacements thereof except as expressly permitted by this Agreement or where the failure to maintain such properties or make such repairs, renewals or replacements could not reasonably be expected to have a Material Adverse Effect. Section 5.05 Insurance. Except where the failure to do so would not reasonably be expected to have a Material Adverse Effect, the Borrowers will maintain or cause to be maintained, with financially sound and reputable insurers, such insurance coverage with respect to liabilities, losses or damage in respect of the assets, properties and businesses of the Borrowers and their Restricted Subsidiaries as may customarily be carried or maintained under similar circumstances by Persons of established reputation engaged in similar businesses, in each case in such amounts (giving effect to self-insurance), with such deductibles, covering such risks and otherwise on such terms and conditions as shall be customary for such Persons, including flood insurance with respect to each Flood Hazard Property, in each case in compliance with the Flood Insurance Laws (where applicable). Each such policy of insurance covering any Collateral shall (i) name the Administrative Agent on behalf of the Lenders as an additional insured thereunder as its interests may appear and (ii) to the extent available from the relevant insurance carrier, in the case of each casualty insurance policy (excluding any business interruption insurance policy), contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders as the loss payee thereunder and, to the extent available, provide for at least 30 days’ prior written notice to the Administrative Agent of any modification or cancellation of such policy (or 10 days’ prior written notice in the case of the failure to pay any premiums thereunder). Section 5.06 Inspections. The Borrowers will, and will cause each of their Restricted Subsidiaries to, permit any authorized representative designated by the Administrative Agent to visit and inspect any of the properties of the Borrowers and any of their Restricted Subsidiaries at which the principal financial records and executive officers of the applicable Person are located, to inspect, copy and take extracts from its and their respective financial and accounting records, and to discuss its and their respective affairs, finances and accounts with its and their Responsible Officers and independent public accountants (provided that each of the Borrowers (or any of their subsidiaries) may, if it so chooses, be present at or participate in any such discussion), all upon reasonable notice and at reasonable times during normal business hours; provided that, excluding such visits and inspections during the continuation of an Event of Default, (x) only the Administrative Agent on behalf of the Lenders may exercise the rights of the Administrative Agent and the Lenders under this Section 5.06, (y) the Administrative Agent shall not exercise such rights more often than one time during any calendar year and (z) only one such time per calendar year shall be at the expense of the Borrowers; provided, further, that when an Event of Default exists, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrowers at any time during normal business hours and upon reasonable advance notice; provided, further that, notwithstanding anything to the contrary herein, neither the Borrowers nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making of copies of or taking abstracts from, or discuss any document, information, or other matter (i) that constitutes non-financial trade secrets or non-financial proprietary information of the Borrowers and their subsidiaries and/or any of its customers and/or suppliers, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or any of their respective representatives or contractors) is prohibited by applicable law or (iii) that is subject to attorney-client or similar privilege or constitutes attorney work product. Section 5.07 Maintenance of Book and Records. The Borrowers will, and will cause their Restricted Subsidiaries to maintain all financial records in accordance with GAAP. Section 5.08 Compliance with Laws. Holdings and the Borrowers will, and will cause each of their Restricted Subsidiaries to, comply with the requirements of (i) the Sanctions Laws and Regulations, the FCPA, the U.K. Bribery Act of 2010, as amended, and any other applicable anti-bribery or anti-corruption law and (ii) all applicable laws, rules, regulations and orders of any Governmental Authority (including ERISA, all Environmental Laws and the USA PATRIOT Act), except, in the case of clause (ii), to the extent the failure to so comply could not reasonably be expected to have a Material Adverse Effect. The covenants in this paragraph are made only to the extent that they do not result in a violation of or conflict with Section 7 of the German Foreign Trade and Payments Regulation (Außenwirtschaftsverordnung) or Art. 5(1) of Council Regulation (EC) 2271/96; provided that, to the extent that any person cannot make any of the covenants contained in this paragraph, such person shall be in compliance, in all material respects, with the equivalent requirements of law, if any, that are applicable to or binding upon such person or any of its property or to which such person or any of its property is subject in its local jurisdiction. Section 5.09 Environmental. (a) Hazardous Materials Activities, Etc. The Borrowers will, and will cause each of their Restricted Subsidiaries to promptly take, any and all actions necessary to (i) cure any violation of applicable Environmental Laws by the Borrowers or their Restricted Subsidiaries, and address with any corrective or remedial action required by Environmental Law any Release or threatened Release of Hazardous Materials at or from any Facility, in each case, that would reasonably be expected to have a Material Adverse Effect and (ii) make an appropriate response to any Environmental Claim against the Borrowers or any of their Restricted Subsidiaries and discharge any obligations it may have to any Person thereunder, in each case, where failure to do so would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 5.10 Designation of Subsidiaries. The Lead Borrower may at any time after the Closing Date designate (or redesignate) any subsidiary as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (i) immediately before and after such designation, no Event of Default exists (including after giving effect to the reclassification of Investments in, Indebtedness of and Liens on the assets of, the applicable Restricted Subsidiary or Unrestricted Subsidiary), (ii) no Borrower may be designated as an Unrestricted Subsidiary, (iii) as of the date of the designation thereof, no Unrestricted Subsidiary shall own any Capital Stock in any Restricted Subsidiary of any Borrower or hold any Indebtedness of or any Lien on any property of any Borrower or their Restricted Subsidiaries, (iv) no subsidiary may be designated as an Unrestricted Subsidiary hereunder if it is a Restricted Subsidiary that Guarantees any Incremental Facilities, Incremental Equivalent Debt, Indebtedness permitted under Section 6.01(w), any senior Indebtedness or Junior Lien Indebtedness and (v) no subsidiary may be designated as an Unrestricted Subsidiary if it owns Material Intellectual Property at the time of designation (except in connection with (A) any HPC Separation, (B) any HPC Separation Reorganization Transaction and (C) any other transactions or agreements reasonably necessary to effect any HPC Separation (and in each case, regardless of which clause under this Agreement that such transaction was effectuated under)). The designation of any subsidiary as an Unrestricted Subsidiary shall constitute an Investment by the Borrowers therein at the date of designation in an amount equal to the portion of the fair market value of the net assets of such Restricted Subsidiary attributable to the applicable Borrower’s equity interest therein as reasonably estimated by the applicable Borrower (and such designation shall only be permitted to the extent such Investment is permitted under Section 6.06;). The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute the incurrence or making, as applicable, at the time of designation of any then-existing Investment, Indebtedness or Lien of such Restricted Subsidiary, as applicable; provided that upon a re-designation of any Unrestricted Subsidiary as a Restricted

Subsidiary, the applicable Borrower or its applicable Restricted Subsidiary shall be deemed to continue to have an Investment in the resulting Restricted Subsidiary in an amount (if positive) equal to (a) such Borrower’s or such Restricted Subsidiary’s “Investment” in such re-designated Restricted Subsidiary at the time of such re-designation, less (b) the portion of the fair market value of the net assets of such re-designated Restricted Subsidiary attributable to such Borrower’s or such Restricted Subsidiary’s equity therein at the time of such re-designation. As of the Closing Date, the subsidiaries listed on Schedule 5.10 have been designated as Unrestricted Subsidiaries. Section 5.11 Use of Proceeds. The Borrowers shall use the proceeds of the Revolving Loans and any Ancillary Facility, to finance the working capital needs and other general corporate purposes of the Borrowers and their subsidiaries (including for capital expenditures, acquisitions, working capital and/or purchase price adjustments, the payment of any transaction costs, fees and expenses (in each case, including the Transaction Costs), other Investments, Restricted Payments and any other purpose not prohibited by the terms of the Loan Documents). No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that would entail a violation of Regulation T, U or X. Section 5.12 Covenant to Guarantee Obligations and Give Security. (a) Upon (i) the formation or acquisition after the Closing Date of any Restricted Subsidiary that is a Domestic Subsidiary that is not an Immaterial Subsidiary, (ii) the designation of any Unrestricted Subsidiary that is a Domestic Subsidiary as a Restricted Subsidiary, (iii) any Restricted Subsidiary that is a Domestic Subsidiary ceasing to be an Immaterial Subsidiary or (iv) any Restricted Subsidiary that is an Immaterial Subsidiary ceasing to be an Excluded Subsidiary, (x) if the event giving rise to the obligation under this Section 5.12(a) occurs during the first three Fiscal Quarters of any Fiscal Year, on or before the date on which financial statements are required to be delivered pursuant to Section 5.01(a) for the Fiscal Quarter in which the relevant formation, acquisition, designation or cessation occurred or (y) if the event giving rise to the obligation under this Section 5.12(a) occurs during the fourth Fiscal Quarter of any Fiscal Year, on or before the date that is 60 days after the end of such Fiscal Quarter (or, in the cases of clauses (x) and (y), such longer period as the Administrative Agent may reasonably agree), each Borrower shall (A) cause such Restricted Subsidiary (other than any Excluded Subsidiary) to comply with the requirements set forth in clause (a) of the definition of “Collateral and Guarantee Requirement” and (B) upon the reasonable request of the Administrative Agent, cause the relevant Restricted Subsidiary to deliver to the Administrative Agent a signed copy of a customary opinion of counsel for such Restricted Subsidiary, addressed to the Administrative Agent and the other relevant Secured Parties. (b) Within 90 days after the acquisition by any Loan Party of any Material Real Estate Asset other than any Excluded Asset (or such longer period as the Administrative Agent may reasonably agree), each Borrower shall cause such Loan Party to comply with the requirements set forth in clause (b) of the definition of “Collateral and Guarantee Requirement”, it being understood and agreed that, with respect to any Material Real Estate Asset owned by any Restricted Subsidiary at the time such Restricted Subsidiary is required to become a Loan Party under Section 5.12(a), such Material Real Estate Asset shall be deemed to have been acquired by such Restricted Subsidiary on the first day of the time period within which such Restricted Subsidiary is required to become a Loan Party under Section 5.12(a). Notwithstanding anything to the contrary herein or in any other Loan Document, (i) the Administrative Agent may grant extensions of time for the creation and perfection of security interests in, or obtaining of title insurance, legal opinions, surveys or other deliverables with respect to, particular assets or the provision of any Loan Guaranty by any Restricted Subsidiary (in connection with assets acquired, or Restricted Subsidiaries formed or acquired, after the Closing Date) where it reasonably determines, in consultation with the Lead Borrower, that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Collateral Documents, and each Lender hereby consents to any such extension of time, (ii) any Lien required to be granted from time to time pursuant to the definition of “Collateral and Guarantee Requirement” shall be subject to the exceptions and limitations set forth in the Collateral Documents, (iii) perfection by control shall not be required with respect to assets requiring perfection through control agreements or other control arrangements, including deposit accounts, securities accounts and commodities accounts (other than control of pledged Capital Stock and/or Material Debt Instruments), (iv) no Loan Party shall be required to seek any landlord lien waiver, bailee letter, estoppel, warehouseman waiver or other collateral access or similar letter or agreement, and notices shall not be required to be sent to account debtors or other contractual third parties; (v) no Loan Party that is a Domestic Subsidiary will be required to (1) take any action outside of the U.S. to perfect any security interest in any asset located outside of the U.S. or (2) execute any foreign law security agreement, pledge agreement, mortgage, deed or charge (except, where the Lead Borrower and the Administrative Agent otherwise agree, in respect of security over the equity interests that a Grantor (as defined in the Security Agreement) holds in a subsidiary incorporated in a different jurisdiction); (vi) no Loan Party shall be required to take any action to create or perfect any security interest in any IP Rights registered or applied for in any foreign jurisdiction; (vii) in no event will the Collateral include any Excluded Assets, (viii) no action shall be required to perfect any Lien with respect to (x) any motor vehicles and other assets subject to certificates of title or ownership, including, without limitation, aircraft, airframes, aircraft engines or helicopters, or any equipment or other assets constituting a part thereof, in each case to the extent subject to Federal Aviation Act registration requirements (or equivalent applicable foreign law), and rolling stock and/or (y) Letters of Credit and Letter-of-Credit Rights not in excess of $15,0000,000 to the extent that a security interest therein cannot be perfected by filing a Form UCC-1 (or similar) financing statement and (ix) the Administrative Agent shall not require the taking of a Lien on, or require the perfection of any Lien granted in, those assets as to which the cost of obtaining or perfecting such Lien (including any mortgage, stamp, intangibles or other tax or expenses relating to such Lien) is excessive in relation to the benefit to the Lenders of the security afforded thereby as reasonably determined by the Lead Borrower and the Administrative Agent. (c) Notwithstanding any of the foregoing, for the avoidance of doubt, in no event shall an Excluded Subsidiary guarantee the Loan of a U.S. Borrower. Section 5.13 Maintenance of Ratings. The Lead Borrower will use commercially reasonable efforts to maintain public corporate credit facility ratings for the Credit Facilities from each of S&P and Moody’s and a public corporate family rating from Moody’s and a public corporate rating from S&P, in each case in respect of the Lead Borrower; provided that in no event shall the Lead Borrower be required to maintain any specific rating with any such agency. Section 5.14 [Reserved]. Section 5.15 Further Assurances. Promptly upon request of the Administrative Agent and subject to the limitations described in Section 5.12: (a) The Borrowers will, and will cause each other Loan Party to, execute any and all further documents, financing statements, agreements, instruments, certificates, notices and acknowledgments and take all such further actions (including the filing and recordation of financing statements, Mortgages and/or amendments thereto and other documents), that may be required under any applicable law and which the Administrative Agent may request to ensure the creation, perfection and priority of the Liens created or intended to be created under the Collateral Documents, all at the expense of the relevant Loan Parties. (b) The Borrowers will, and will cause each other Loan Party to, (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re- register any and all such further acts (including notices to third parties), deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents. Section 5.16 Closing Date Post-Closing Deliverables. The Lead Borrower will, and will cause each Subsidiary Guarantor to, comply with the requirements set forth on Schedule 5.16 within the applicable time periods set forth therein (or such longer period as the Administrative Agent may reasonably agree). ARTICLE 6 NEGATIVE COVENANTS

From the Closing Date and until the Termination Date has occurred, (i) in the case of Holdings, solely with respect to Section 6.14 and (ii) the Borrowers covenant and agree with the Lenders that: Section 6.01 Indebtedness. The Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness, except: (a) the Secured Obligations (including any Additional Revolving Loans and any Incremental Term Loans); (b) Indebtedness of the Borrowers to Holdings and/or any Restricted Subsidiary and/or of any Restricted Subsidiary to Holdings and/or the Borrowers or any other Restricted Subsidiary; provided that in the case of any Indebtedness of any Restricted Subsidiary that is not a Loan Party owing to a Loan Party, such Indebtedness shall be permitted as an Investment by Section 6.06; provided, further, that any Indebtedness of any Loan Party to any Restricted Subsidiary that is not a Loan Party must be expressly subordinated to the Obligations of such Loan Party on terms that are reasonably acceptable to the Administrative Agent; (c) any Indebtedness of Restricted Subsidiaries that are not Loan Parties owing to a Loan Party on the Closing Date; (d) Indebtedness arising from any agreement providing for indemnification, adjustment of purchase price or similar obligations (including contingent earn-out obligations) incurred in connection with any Disposition permitted hereunder, any acquisition permitted hereunder or consummated prior to the Closing Date or any other purchase of assets or Capital Stock, and Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance of the Borrowers or any such Restricted Subsidiary pursuant to any such agreement; (e) Indebtedness of the Borrowers and/or any Restricted Subsidiary (i) pursuant to tenders, statutory obligations, bids, leases, governmental contracts, trade contracts, surety, stay, customs, appeal, performance, completion and/or return of money bonds or other similar obligations incurred in the ordinary course of business, in connection with the enforcement of rights or claims of the Borrowers or the Subsidiaries, or in connection with judgments that have not resulted in an Event of Default under Section 7.01(h); and (ii) in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments to support any of the foregoing items; (f) Indebtedness of the Borrowers and/or any Restricted Subsidiary in respect of commercial credit cards, stored value cards, purchasing cards, treasury management services, netting services, overdraft protections, check drawing services, automated payment services (including depository, overdraft, controlled disbursement, ACH transactions, return items and interstate depository network services), employee credit card programs, cash pooling services and any arrangements or services similar to any of the foregoing and/or otherwise in connection with cash management and Deposit Accounts, including Banking Services Obligations and dealer incentive, supplier finance or similar programs; (g) (i) guaranties by the Borrowers and/or any Restricted Subsidiary of the obligations of suppliers, customers and licensees in the ordinary course of business, (ii) Indebtedness incurred in the ordinary course of business in respect of obligations of the Borrowers and/or any Restricted Subsidiary to pay the deferred purchase price of goods or services or progress payments in connection with such goods and services and (iii) Indebtedness in respect of letters of credit, bankers’ acceptances, bank guaranties or similar instruments supporting trade payables, warehouse receipts or similar facilities entered into in the ordinary course of business; (h) (i) Guarantees by the Borrowers and/or any Restricted Subsidiary of Indebtedness or other obligations of the Borrowers, any Restricted Subsidiary and/or any joint venture with respect to Indebtedness otherwise permitted to be incurred pursuant to this Section 6.01 or other obligations not prohibited by this Agreement; provided that in the case of any Guarantee by any Loan Party of the obligations of any non-Loan Party, the related Investment is permitted under Section 6.06 and/or (ii) Guarantees resulting from endorsement of negotiable instruments in the ordinary course of business; (i) Indebtedness of the Borrowers and/or any Restricted Subsidiary existing, or pursuant to commitments existing, on the Closing Date and described on Schedule 6.01; (j) (i) Indebtedness of Restricted Subsidiaries that are not Loan Parties; provided that the aggregate outstanding principal amount of such Indebtedness shall not exceed the greater of $97,000,000 and 30% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period and/or (ii) Indebtedness of any Person that becomes a Restricted Subsidiary after the Closing Date; provided that (A) such Indebtedness exists at the time such Persons becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Restricted Subsidiary and (B) neither the Lead Borrower nor any of its respective Restricted Subsidiaries (other than such Person) shall have any liability or other obligation with respect to such Indebtedness; (k) Indebtedness of the Borrowers and/or any Restricted Subsidiary consisting of obligations owing under incentive, supply, license (including any license or sublicense of IP Rights) or similar agreements entered into in the ordinary course of business; (l) Indebtedness of the Borrowers and/or any Restricted Subsidiary consisting of (i) the financing of insurance premiums, (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business and/or (iii) obligations to reacquire assets or inventory in connection with customer financing arrangements in the ordinary course of business; (m) Indebtedness of the Borrowers and/or any Restricted Subsidiary (including Capital Leases, mortgage financings or purchase money obligations), incurred after the Closing Date for the purpose of financing or reimbursing all or any part of the purchase price or cost of the acquisition, development, construction, purchase, lease, repair, replacement, installation, addition or improvement of property (real or personal), plant, equipment or other fixed or capital assets that are used or useful by such Person, whether through the direct purchase of assets or the purchase of equity interests of any Person owning such assets (in each case, incurred within 365 days of such acquisition, development, construction, purchase, lease, repair, addition or improvement) in an aggregate outstanding principal amount not to exceed the greater of $161,500,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (n) Indebtedness incurred by Foreign Subsidiaries that are Restricted Subsidiaries (i) in an aggregate principal amount not exceeding the greater of $323,000,000 and 100% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period minus (A) the amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties in reliance on Section 6.01(q), minus (B) the amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties in reliance on Section 6.01(w) and minus (C) the amount of Indebtedness incurred by Non-U.S. Borrowers in reliance on Section 6.01(z) and/or (ii) in the ordinary course of business under a working capital facility, so long as such Indebtedness is not Guaranteed by any Domestic Subsidiary or secured by any assets other than the assets of Foreign Subsidiaries; (o) Indebtedness consisting of promissory notes issued by the Borrowers or any Restricted Subsidiary to any stockholder of any Parent Company or any current or former director, officer, employee, member of management, manager, advisor or consultant of any Parent Company, the Borrowers or any subsidiary (or their respective Immediate Family Members) to finance the purchase or redemption of Capital Stock of any Parent Company, the Borrowers or any subsidiary or any of their respective Affiliates permitted by Section 6.04(a); (p) the Borrowers and their Restricted Subsidiaries may become and remain liable for any Indebtedness refinancing, refunding or replacing any Indebtedness permitted under clauses (a), (c), (i), (j), (m), (n), (q), (r), (t), (u), (w), (y) and (z) of this Section 6.01 (in any case, including any refinancing Indebtedness incurred in respect thereof, “Refinancing Indebtedness”) and any subsequent Refinancing Indebtedness in respect thereof; provided that (i) the principal amount of such Indebtedness does not exceed the principal amount of the Indebtedness being refinanced, refunded or replaced, except by (A) an amount equal to unpaid accrued interest and premiums (including tender premiums) thereon plus underwriting discounts, other reasonable and customary fees, commissions and expenses (including upfront fees, original issue discount or initial yield payments) incurred in connection with the relevant refinancing, refunding or replacement, (B) an amount equal to any existing commitments unutilized thereunder and (C) additional amounts permitted to be incurred pursuant to this Section 6.01 (provided that (1) any additional Indebtedness referenced in this clause (C) satisfies the other applicable requirements of this definition (with additional amounts incurred in reliance on this clause (C) constituting a utilization of the relevant basket or exception under Section 6.01 pursuant to which such additional amount is permitted) and (2) if such additional Indebtedness is secured, the Lien securing such Indebtedness satisfies the applicable requirements of Section 6.02 and constitutes a utilization of the relevant basket or exception), (ii) other than in the case of Refinancing Indebtedness with respect to clause (i), (m), (t) or (u), (A) such Indebtedness has a final maturity on or later than (and, in the case of revolving Indebtedness, does not require mandatory commitment reductions, if any, prior to) the final maturity of the Indebtedness being refinanced, refunded or replaced; provided that the foregoing shall not apply to customary bridge facilities so long as the Indebtedness into which such customary bridge facility is to be converted complies with this clause (A) and all requirements otherwise applicable to Refinancing Indebtedness hereunder and (B) other than with respect to revolving Indebtedness, a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced, refunded or replaced; provided that the foregoing shall not apply to customary bridge facilities so long as the Indebtedness into which such customary bridge facility is to be converted complies with this clause (B) and all requirements otherwise applicable to Refinancing Indebtedness hereunder, (iii) [reserved], (iv) in the case of Refinancing Indebtedness with respect to Indebtedness permitted under clauses (j), (m), (t), (u), (w) (solely as it relates to clause (1) of the proviso thereto) and (y) of this Section 6.01, the incurrence thereof shall be without duplication of any amounts outstanding in reliance on the relevant clause, (v) except in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01 (it being understood that Holdings may not be the primary obligor of the applicable Refinancing Indebtedness if Holdings was not the primary obligor on the relevant refinanced Indebtedness), (A) such Indebtedness is secured only by Permitted Liens securing the Indebtedness being refinanced, refunded or replaced at the time of such refinancing, refunding or replacement (it being understood that secured Indebtedness may be refinanced with unsecured Indebtedness), (B) such Indebtedness is incurred by the obligors in respect of the Indebtedness being refinanced, refunded or replaced, except to the extent otherwise permitted pursuant to Section 6.01 and (C) if the Indebtedness being refinanced, refunded or replaced was originally contractually subordinated to the Obligations in right of payment (or the Liens securing such Indebtedness were originally contractually subordinated to the Liens on the Collateral securing the Secured Obligations), such Indebtedness is contractually subordinated to the Obligations in right of payment (or the Liens securing such Indebtedness are subordinated to the Liens on the Collateral securing the Secured Obligations) on terms not materially less favorable (as reasonably determined by the Lead Borrower), taken as a whole, to the Lenders than those applicable to the Indebtedness (or Liens, as applicable) being refinanced, refunded or replaced, taken as a whole, (vi) except in the case of Refinancing Indebtedness with respect to clause (a) of this Section 6.01, as of the date of the incurrence of such Indebtedness and after giving effect thereto, no Event of Default exists, (vii) in the case of Refinancing Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01, (A) such Refinancing Indebtedness is pari passu or junior in right of payment and secured by the Collateral on a pari passu or junior basis with respect to the remaining Obligations hereunder, or is unsecured; provided that any such Refinancing Indebtedness that is pari passu or junior with respect to the Collateral shall be subject to a Permitted Pari Passu Intercreditor Agreement or a Permitted Junior Intercreditor Agreement, as applicable and in the case of any such Indebtedness in the form of secured notes that are pari passu with the remaining Obligations under this Agreement incurred or guaranteed by a Loan Party organized outside of the United States, subject to equalization agreements to be agreed by the Lead Borrower and the Administrative Agent; provided, further, that, in the case of any such Refinancing Indebtedness that is unsecured and incurred or guaranteed by a Loan Party organized outside of the United States, subject to customary market intercreditor agreements to be agreed by the Lead Borrower and the Administrative Agent, (B) if the Indebtedness being refinanced, refunded or replaced is secured, it is not secured by any assets other than the Collateral, (C) if the Indebtedness being refinanced, refunded or replaced is Guaranteed, it shall not be Guaranteed by any Person other than a Loan Party, (D) such Refinancing Indebtedness shall be incurred under (and pursuant to) documentation other than this Agreement to the extent that such Indebtedness (x) is secured by the Collateral on a pari passu basis in the form of secured notes or (y) is secured by the Collateral on a junior basis or is unsecured, (E) [reserved], (F) the Indebtedness being refinanced, refunded or replaced shall be repaid, defeased or satisfied and discharged, and all accrued interest, fees and premiums (if any) in connection therewith, shall be paid substantially concurrently with the issuance of such Refinancing Indebtedness and (G) such Refinancing Indebtedness shall be incurred by the same Borrower that incurred the Indebtedness being refinanced, refunded or replaced; provided that, solely to the extent that the Indebtedness being refinanced was incurred by a Non-U.S. Borrower, such Refinancing Indebtedness may be incurred by any Borrower and (viii) neither the Borrowers nor any of their Restricted Subsidiaries may refinance any Indebtedness incurred by an Unrestricted Subsidiary pursuant to this clause; (q) Indebtedness incurred by the Lead Borrower or any Restricted Subsidiary to finance acquisitions permitted hereunder after the Closing Date or Indebtedness assumed by the Lead Borrower and/or wholly-owned Domestic Subsidiary that is a Restricted Subsidiary in connection with an acquisition permitted hereunder after the Closing Date; provided that with respect to any such assumed Indebtedness, such Indebtedness (1) existed at the time such Person became a Restricted Subsidiary or the assets subject to such Indebtedness were acquired and (2) was not created or incurred in anticipation thereof; provided, further that with respect to any such incurred Indebtedness, (i) before and after giving effect to such acquisition on a Pro Forma Basis, no Event of Default exists, (ii) after giving effect to such acquisition on a Pro Forma Basis, (A) if such Indebtedness is secured by a Lien on the Collateral that is pari passu with the Lien securing the Credit Facilities, the First Lien Net Leverage Ratio would not exceed 4.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period, (B) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Lien securing the Credit Facilities, the Secured Net Leverage Ratio would not exceed (I) 4.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period or (II) the Secured Net Leverage Ratio immediately prior to the incurrence of such Indebtedness, (C) [reserved] or (D) if such Indebtedness is unsecured, the Fixed Charge Coverage Ratio would not be less than (I) 2.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period or (II) the Fixed Charge Coverage Ratio immediately prior to the incurrence of such Indebtedness, (iii) any such Indebtedness under clause (ii)(A) hereof shall be subject to a Permitted Pari Passu Intercreditor Agreement (and if incurred or guaranteed by a Foreign Subsidiary, subject to equalization agreements to be agreed by the Lead Borrower and the Administrative Agent), (iv) any such Indebtedness under clause (ii)(B) hereof shall be subject to a Permitted Junior Intercreditor Agreement, (v) any such Indebtedness that is subordinated to the Obligations in right of payment shall be subject to intercreditor arrangements that are reasonably satisfactory to the Administrative Agent, (vi) such Indebtedness does not mature or require any scheduled amortization or scheduled payment of principal or require any mandatory redemption, repurchase, repayment or sinking fund obligation (other than (A) payments as part of an “applicable high yield discount obligation” catch-up payment, (B) customary offers to repurchase in connection with any change of control, Disposition or casualty event and (C) customary acceleration rights after an event of default), in each case, prior to the date which is 91 days after the Latest Maturity Date as of the date of incurrence thereof and (vii) the aggregate outstanding principal amount of such Indebtedness of Restricted Subsidiaries that are not Loan Parties shall not exceed the greater of (I) $323,000,000 and (II) 100% of Consolidated Adjusted EBITDA, minus (A) the amount of Indebtedness incurred by Foreign Subsidiaries in reliance on Section 6.01(n), minus (B) the amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties in reliance on Section 6.01(w) and minus (C) the amount of Indebtedness incurred by Non-U.S. Borrowers in reliance on Section 6.01(z); (r) Indebtedness of the Borrowers and/or any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed 100% of the amount of Net Proceeds received by the Lead Borrower (an “Excluded Debt Contribution”) from (i) the issuance or sale of Qualified Capital Stock or (ii) any Cash contribution to its common equity with the Net Proceeds from the issuance and sale by any Parent Company of its Qualified Capital Stock or a contribution to the common equity of any Parent Company, in each case, (A) other than any Net Proceeds received from the sale of Capital Stock to, or contributions from, the Lead Borrower or any of their Restricted Subsidiaries, (B) to the extent the relevant Net Proceeds have not otherwise been applied to make Investments, Restricted Payments or Restricted Debt Payments hereunder and (C) other than Cure Amounts; (s) Indebtedness of the Borrowers and/or any Restricted Subsidiary under any Derivative Transaction not entered into for speculative purposes; (t) (i) Indebtedness in connection with any accounts receivable factoring facility in compliance with Section 6.07(d) and (ii) Indebtedness in respect of Permitted Receivables Financings in an aggregate outstanding principal amount not to exceed the greater of $195,000,000 and 60% of Consolidated Adjusted EBITDA; (u) Indebtedness of the Borrowers and/or any Restricted Subsidiary in an aggregate outstanding principal amount not to exceed the greater of $161,500,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period;

(v) to the extent constituting Indebtedness, any payable owing to a Borrower or a Restricted Subsidiary by a Subsidiary permitted under Section 6.06(i)(ii); (w) additional Indebtedness of a Borrower so long as, on a Pro Forma Basis as of the last day of the most recently ended Test Period, (i) if such Indebtedness is secured by a Lien on the Collateral that is pari passu with the Lien securing the Credit Facilities, the First Lien Net Leverage Ratio would not exceed 4.00:1.00, (ii) if such Indebtedness is secured by a Lien on the Collateral that is junior to the Lien securing the Credit Facilities, the Secured Net Leverage Ratio would not exceed (I) 4.00:1.00 or (II) if incurred in connection with a Permitted Acquisition or similar Investment permitted hereunder, the Secured Net Leverage Ratio immediately prior to the incurrence of such Indebtedness, (iii) [reserved] or (iv) if such Indebtedness is unsecured, the Fixed Charge Coverage Ratio would be no less than (I) 2.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period or (II) if incurred in connection with a Permitted Acquisition or similar Investment permitted hereunder, the Fixed Charge Coverage Ratio immediately prior to the incurrence of such Indebtedness; provided that (1) the aggregate outstanding principal amount of such Indebtedness of Restricted Subsidiaries that are not Loan Parties shall not exceed the greater of (I) $323,000,000 and (II) 100% of Consolidated Adjusted EBITDA, minus (A) the amount of Indebtedness incurred by Foreign Subsidiaries in reliance on Section 6.01(n), minus (B) the amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties in reliance on Section 6.01(q) and minus (C) the amount of Indebtedness incurred by Non-U.S. Borrowers in reliance on Section 6.01(z); (2) any such Indebtedness under clause (i) hereof shall be subject to a Permitted Pari Passu Intercreditor Agreement (and if incurred or guaranteed by a Foreign Subsidiary, subject to equalization agreements to be agreed by the Lead Borrower and the Administrative Agent), (3) any such Indebtedness under clause (ii) hereof shall be subject to a Permitted Junior Intercreditor Agreement, (4) any such Indebtedness that is subordinated to the Obligations in right of payment shall be subject to intercreditor arrangements that are reasonably satisfactory to the Administrative Agent, (5) the final maturity date with respect to any such Indebtedness shall be no earlier than the Latest Maturity Date at the time of the incurrence thereof and shall not be subject to any mandatory redemption, repurchase, repayment or sinking fund obligation (other than (A) payments as part of an “applicable high yield discount obligation” catch-up payment, (B) customary offers to repurchase in connection with any change of control, Disposition or casualty event, (C) customary acceleration rights after an event of default and (D) customary bridge facilities so long as the Indebtedness into which such customary bridge facility is to be converted complies with this clause (5) and all requirements of this clause (w)) and (6) the Weighted Average Life to Maturity of any such Indebtedness shall be no shorter than the remaining Weighted Average Life to Maturity of any previously incurred and then-existing tranche(s) of Incremental Term Loans (without giving effect to any prepayments thereof), provided that the foregoing shall not apply to customary bridge facilities so long as the Indebtedness into which such customary bridge facility is to be converted complies with this clause (6) and all requirements of this clause (w); (x) Indebtedness consisting of Replacement Revolving Facility, in each case to the extent permitted under Section 9.02(c); (y) Indebtedness of the Borrowers and/or any Restricted Subsidiary incurred in connection with any sale and lease- back transaction to the extent permitted under Section 6.07(z); (z) secured or unsecured notes and/or loans (and/or commitments in respect thereof) issued or incurred by the Borrowers in lieu of Incremental Loans (such notes or loans, “Incremental Equivalent Debt”); provided that (i) the aggregate outstanding principal amount (or committed amount, if applicable) of all Incremental Equivalent Debt, together with the aggregate outstanding principal amount (or committed amount, if applicable) of all Incremental Loans and Incremental Commitments provided pursuant to Section 2.22, shall not exceed the Incremental Cap (after giving effect to any reclassification on or prior to such date of determination); provided that if such Incremental Equivalent Debt is incurred under clause (e) of the Incremental Cap definition and is (1) secured by a Lien on the Collateral on a pari passu basis, the First Lien Net Leverage Ratio would not exceed 4.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period, (2) secured by a Lien on the Collateral that is junior to the Lien securing the Credit Facilities, the Secured Net Leverage Ratio would not exceed (I) 4.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period or (II) if incurred in connection with a Permitted Acquisition or similar Investment permitted hereunder, the Secured Net Leverage Ratio immediately prior to the incurrence of such Incremental Equivalent Debt, (3) [reserved] and/or (4) unsecured, the Fixed Charge Coverage Ratio would be no less than (I) 2.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period or (II) the Fixed Charge Coverage Ratio immediately prior to the incurrence of such Incremental Equivalent Debt, (ii) any Incremental Equivalent Debt shall be subject to clause (vi) of the proviso to Section 2.22(a), (iii) except for Incremental Equivalent Debt under which a Person that is not a Loan Party is the borrower and subject to clause (iv) below, any Incremental Equivalent Debt that is secured shall be secured only by the Collateral and on a pari passu or junior basis with the Collateral securing the Secured Obligations, (iv) the aggregate principal amount of Incremental Equivalent Debt that may be incurred by a Non-U.S. Borrower shall not exceed the greater of (I) $323,000,000 and (II) 100% of Consolidated Adjusted EBITDA minus (A) the amount of Indebtedness incurred by Foreign Subsidiaries in reliance on Section 6.01(n), minus (B) the amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties in reliance on Section 6.01(q) and (C) minus the amount of Indebtedness incurred by Restricted Subsidiaries that are not Loan Parties in reliance on Section 6.01(w), (v) any Incremental Equivalent Debt that ranks pari passu in right of security shall be subject to a Permitted Pari Passu Intercreditor Agreement (and, if incurred or guaranteed by a Foreign Subsidiary, subject to equalization agreements to be agreed by the Lead Borrower and the Administrative Agent); (vi) any Incremental Equivalent Debt that is secured by a lien that ranks junior in right of security shall be subject to a Permitted Junior Intercreditor Agreement; (vii) any Incremental Equivalent Debt that is subordinated in right of payment shall be subject to intercreditor arrangements reasonably satisfactory to the Administrative Agent; and (viii) (x) except for Incremental Equivalent Debt under which a Person that is not a Loan Party is the borrower and subject to clause (iv) above, no Incremental Equivalent Debt may be guaranteed by any Person that is not a Loan Party (but need not be guaranteed by all such Persons) and (y) except for Incremental Equivalent Debt incurred pursuant to clause (i)(1)(3) above, no Incremental Equivalent Debt may be secured by any assets other than the Collateral; (aa) Indebtedness (including obligations in respect of letters of credit, bank guaranties, banker’s acceptance, surety bonds, performance bonds, warehouse receipts, or similar instruments with respect to such Indebtedness) incurred by the Borrowers and/or any Restricted Subsidiary in respect of workers compensation claims, unemployment insurance (including premiums related thereto), other types of social security, pension obligations, vacation pay, health, disability, other employee benefits, property, casualty or liability insurance, or self-insurance; (bb) Indebtedness of the Borrowers and/or any Restricted Subsidiary representing (i) deferred compensation or equity based compensation to current or former directors, officers, advisors, employees, members of management, managers, and consultants of any Parent Company, the Borrowers and/or any Restricted Subsidiary or any of their respective Affiliates in the ordinary course of business and (ii) deferred compensation or other similar arrangements in connection with the Transactions, any Permitted Acquisition or any other Investment permitted hereby; (cc) Indebtedness of the Borrowers and/or any Restricted Subsidiary in respect of any letter of credit or bank guarantee issued in favor of any Issuing Bank to support any Defaulting Lender’s participation in Letters of Credit issued hereunder; (dd) Indebtedness of the Borrowers or any Restricted Subsidiary supported by any Letter of Credit; (ee) unfunded pension fund and other employee benefit plan obligations and liabilities incurred by the Borrowers and/or any Restricted Subsidiary in the ordinary course of business to the extent that the unfunded amounts would not otherwise cause an Event of Default under Section 7.01(i); (ff) without duplication of any other Indebtedness, all premiums (if any), interest (including post-petition interest and payment in kind interest), accretion or amortization of original issue discount, fees, expenses and charges with respect to Indebtedness of the Borrowers and/or any Restricted Subsidiary hereunder; (gg) [Reserved]; (hh) customer deposits and advance payments received in the ordinary course of business from customers for goods and services purchased in the ordinary course of business; and

(ii) to the extent constituting Indebtedness, any HPC Separation Reorganization Transaction, including any unsecured Indebtedness with respect to the IP Rights related thereto, subject solely to the satisfaction of any HPC Separation Conditions. Section 6.02 Liens. The Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to, create, incur, assume or permit or suffer to exist any Lien on or with respect to any property of any kind owned by it, whether now owned or hereafter acquired, or any income or profits therefrom, except: (a) Liens securing the Secured Obligations created pursuant to the Loan Documents; (b) Liens for Taxes which are (i) for amounts not yet overdue by more than 30 days or (ii) being contested in accordance with Section 5.03(a); (c) statutory Liens (and rights of set-off) of landlords, laborers, employees, banks, carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens arising by operation of law in the ordinary course of business, (i) for amounts not yet overdue by more than 30 days or (ii) for amounts that are overdue by more than 30 days and that are being contested in good faith by appropriate proceedings, so long as adequate reserves or other appropriate provisions required by GAAP shall have been made for any such contested amounts; (d) Liens incurred (i) in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security laws and regulations, (ii) in the ordinary course of business to secure the performance of tenders, statutory obligations, surety, stay, customs and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money), (iii) pursuant to pledges and deposits of Cash or Cash Equivalents in the ordinary course of business securing (x) any liability for, premiums, reimbursement or indemnification obligations of insurance carriers providing property, casualty, liability or other insurance to Holdings and its subsidiaries or (y) leases or licenses of property otherwise permitted by this Agreement, (iv) pledges that may be required under applicable foreign laws relating to claims by terminated employees and other employee claims; and (v) to secure obligations in respect of letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments posted with respect to the items described in clauses (i) through (iv) above; (e) Liens consisting of survey exceptions, covenants, conditions, restrictions, easements, reservations, rights-of-way, encroachments, and other encumbrances and defects or irregularities in title, in each case which do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Borrowers and/or their Restricted Subsidiaries, taken as a whole, or the use of the affected property for its intended purpose; (f) Liens consisting of any (i) interest or title of a lessor or sub-lessor under any lease of real estate permitted hereunder or any other party with an interest in real estate of which the interest of the Borrowers and/or their Restricted Subsidiaries therein is derivative, (ii) landlord lien permitted by the terms of any lease, (iii) restriction or encumbrance to which the interest or title of such lessor, sub-lessor or other party may be subject or (iv) subordination of the interest of the lessee, sub-lessee or other party to any restriction or encumbrance referred to in the preceding clause (iii); (g) Liens consisting of (i) agreements to sell any property in a Disposition permitted under Section 6.07 and (ii) earnest money deposits made by the Borrowers and/or any of their Restricted Subsidiaries in connection with any letter of intent or purchase agreement with respect to any Investment permitted hereunder; (h) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases or consignment or bailee arrangements entered into in the ordinary course of business; (i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

(j) Liens in connection with any zoning, building or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any or dimensions of real property or the structure thereon; (k) Liens securing Indebtedness permitted pursuant to Section 6.01(p) (solely with respect to the permitted refinancing of Indebtedness permitted pursuant to Sections 6.01(a), (c), (i), (j), (m), (q), (t), (u), (w) and (z)); provided that (i) no such Lien extends to any asset not covered by the Lien securing the Indebtedness that is being refinanced and (ii) if the Indebtedness being refinanced was subject to intercreditor arrangements, then any refinancing Indebtedness in respect thereof shall be subject to intercreditor arrangements not materially less favorable to the Secured Parties, taken as a whole, than the intercreditor arrangements governing the Indebtedness that is refinanced or the intercreditor arrangements governing the relevant refinancing Indebtedness shall be otherwise reasonably acceptable to the Administrative Agent; (l) Liens described on Schedule 6.02 and any modification, replacement, refinancing, renewal or extension thereof; provided that (i) no such Lien extends to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 6.01 and (B) proceeds and products thereof, accessions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates) and (ii) such modification, replacement, refinancing, renewal or extension of the obligations secured or benefited by such Liens, if constituting Indebtedness, is permitted by Section 6.01; (m) Liens arising out of any sale and lease-back transaction to the extent permitted under Section 6.07(z); (n) Liens securing Indebtedness permitted pursuant to Section 6.01(m); provided that any such Lien shall encumber only the asset acquired with the proceeds of such Indebtedness and proceeds and products thereof, accessions thereto and improvements thereon (it being understood that individual financings of the type permitted under Section 6.01(m) provided by any lender may be cross-collateralized to other financings of such type provided by such lender or its affiliates); (o) Liens securing Indebtedness incurred pursuant to Section 6.01(q); provided that, with respect to any such Liens on the Collateral, such Liens shall be pari passu, or junior to, the Liens securing the Secured Obligations pursuant to a Permitted Pari Passu Intercreditor Agreement or Permitted Junior Intercreditor Agreement, as applicable; provided, further, that with respect to Liens securing Indebtedness of Persons that become, or Indebtedness assumed by, a Restricted Subsidiary, no such Lien (x) extends to or covers any other assets (other than the proceeds or products thereof, accessions or additions thereto and improvements thereon) or (y) was created in contemplation of the applicable acquisition of assets or Capital Stock; (p) Liens (i) that are statutory or common law or contractual rights of set-off or similar rights and remedies as to deposit or commodity trading or brokerage accounts or other funds maintained with a creditor depository institution (including, without limitation, any Lien arising by entering into standard banking arrangements (AGB-Banken oder AGB-Sparkassen) in Germany), or netting arrangements relating to (A) the establishment of depositary relations with banks not granted in connection with the issuance of Indebtedness, (B) pooled deposit or sweep accounts of the Borrowers and/or any Restricted Subsidiary to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrowers and/or any Restricted Subsidiary, (C) purchase orders and other agreements entered into with customers of the Borrowers and/or any Restricted Subsidiary in the ordinary course of business and (D) commodity trading or other brokerage accounts incurred in the ordinary course of business and (ii) encumbering reasonable customary initial deposits and margin deposits; (q) Liens on assets and Capital Stock of Restricted Subsidiaries that are not Loan Parties (including Capital Stock owned by such Persons) securing Indebtedness of Restricted Subsidiaries that are not Loan Parties permitted pursuant to Section 6.01;

(r) Liens securing obligations (other than obligations representing Indebtedness for borrowed money) under operating, reciprocal easement or similar agreements entered into in the ordinary course of business of the Borrowers and/or their Restricted Subsidiaries; (s) Liens disclosed in any Mortgage Policy delivered pursuant to Section 5.12 with respect to any Material Real Estate Asset and any replacement, extension or renewal of any such Lien; provided that (i) no such replacement, extension or renewal Lien shall cover any property other than the property that was subject to such Lien prior to such replacement, extension or renewal (and additions thereto, improvements thereon and the proceeds thereof) and (ii) such Liens do not, in the aggregate, materially interfere with the ordinary conduct of the business of the Borrowers and/or their Restricted Subsidiaries, taken as a whole, or the use of the affected property for its intended purpose; (t) Liens securing Indebtedness incurred pursuant to Section 6.01(j) and/or Section 6.01(z); provided that with respect to any Liens that secure Indebtedness incurred by a non-Loan Party pursuant to Section 6.01(j)(i), (i) such Liens do not extend to, or encumber, assets that constitute Collateral and (ii) such Liens extending to the assets of any non-Loan Party secure only Indebtedness incurred by such non-Loan Party pursuant to Section 6.01(j)(i); provided, further, that, with respect to Liens securing Indebtedness incurred pursuant to Section 6.01(j)(ii), (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, (ii) such Lien does not apply to any other property or assets of the Lead Borrower or any of its Restricted Subsidiaries and (iii) such Lien secures only those obligations which it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be; (u) other Liens on assets securing Indebtedness or other obligations in an aggregate principal amount at any time outstanding not to exceed the greater of $161,500,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; provided that, with respect to any such Liens on the Collateral, such Liens shall be pari passu, or junior to, the Liens securing the Secured Obligations pursuant to a Permitted Pari Passu Intercreditor Agreement or Permitted Junior Intercreditor Agreement, as applicable; (v) Liens on assets securing judgments, awards, attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith not constituting an Event of Default under Section 7.01(h); (w) (i) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business (including any license or sublicense of IP Rights) which do not (x) interfere in any material respect with the business of the Borrowers and their Restricted Subsidiaries (other than any Immaterial Subsidiary) or (y) secure any Indebtedness for borrowed money and (ii) the rights reserved or vested in any Person by the terms of any lease, license, franchise, grant or permit held by the Lead Borrower or any of its respective Restricted Subsidiaries, or by law to terminate any such lease, license, franchise, grant or permit or to require annual or periodic payments as a condition to the continuance thereof; (x) Liens on Cash Equivalents or Securities that are the subject of repurchase agreements constituting Investments permitted under Section 6.06 arising out of such repurchase transaction; (y) Liens securing obligations in respect letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments permitted under Section 6.01(d), (e), (g), (aa) and (cc); (z) Liens arising (i) out of conditional sale, title retention (including extended retention of title), consignment or similar arrangements for the sale of any assets or property in the ordinary course of business and permitted by this Agreement or (ii) by operation of law under Article 2 of the UCC (or similar law of any jurisdiction); (aa) Liens (i) in favor of any Loan Party and/or (ii) granted by any non-Loan Party in favor of any Restricted Subsidiary that is not a Loan Party, in the case of each of clauses (i) and (ii), securing intercompany Indebtedness permitted under Section 6.01;

(bb) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (cc) Liens on specific items of inventory or other goods and the proceeds thereof securing the relevant Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; (dd) Liens securing (i) obligations under Hedge Agreements in connection with any Derivative Transaction of the type described in Section 6.01(s) and/or (ii) obligations of the type described in Section 6.01(f); (ee) (i) Liens on Capital Stock of joint ventures or Unrestricted Subsidiaries securing capital contributions to, or obligations of, such Persons and (ii) customary rights of first refusal and tag, drag and similar rights in joint venture agreements and agreements with respect to non-Wholly-Owned Subsidiaries; (ff) Liens on Cash or Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness; (gg) Liens evidenced by the filing of UCC financing statements relating to factoring or similar arrangements entered into in the ordinary course of business; (hh) Liens on assets of Foreign Subsidiaries; provided that (i) such Liens do not extend to, or encumber, assets that constitute Collateral, and (ii) such Liens extending to the assets of any such Foreign Subsidiary secure only Indebtedness incurred by such Foreign Subsidiary pursuant to Section 6.01(n); (ii) Liens securing Indebtedness incurred in reliance on Section 6.01(w) so long as the condition described in clause (i) or clause (ii) of Section 6.01(w), as applicable, has been satisfied; (jj) in respect of any property located in Canada, reservations contained in the original grant from the Crown; (kk) any Lien required to be granted under mandatory German law (§§ 22, 204 of the German Transformation Act (Umwandlungsgesetz)) in favor of creditors as a consequence of amalgamation, demerger, merger, consolidation, corporate reconstruction or conversion of legal form permitted under this Agreement; (ll) Liens on receivables and related assets incurred in connection with Permitted Receivables Financings and accounts receivable factoring facilities permitted in reliance on Section 6.01(t); and (mm) Liens arising out of (i) any HPC Separation or (ii) any HPC Separation Reorganization Transaction, including any Liens with respect to IP Rights related thereto, in each case, subject solely to the satisfaction of any HPC Separation Conditions. Section 6.03 No Further Negative Pledges. The Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien upon any of its properties, whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Obligations, except with respect to: (a) specific property to be sold pursuant to any Disposition permitted by Section 6.07; (b) restrictions contained in any agreement with respect to Indebtedness permitted by Section 6.01 that is secured by a Permitted Lien, but only if such restrictions apply only to the Person or Persons obligated under such Indebtedness and its or their Restricted Subsidiaries or the property or assets securing such Indebtedness;

(c) restrictions contained in the documentation governing Indebtedness permitted by (i) clauses (c), (d), (j), (m), (n), (q), (t), (u), (w), (x), (y) and/or (z) of Section 6.01 (and clause (p) of Section 6.01 to the extent relating to any refinancing, refunding or replacement of Indebtedness incurred in reliance on clauses (c), (d), (j), (m), (n), (q), (t), (u), (w), (x), (y) and/or (z) of Section 6.01) and (ii) this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness; (d) restrictions by reason of customary provisions restricting assignments, subletting or other transfers (including the granting of any Lien) contained in leases, subleases, licenses, sublicenses and other agreements entered into in the ordinary course of business (provided that such restrictions are limited to the relevant leases, subleases, licenses, sublicenses or other agreements and/or the property or assets secured by such Liens or the property or assets subject to such leases, subleases, licenses, sublicenses or other agreements, as the case may be); (e) Permitted Liens and restrictions in the agreements relating thereto that limit the right of the Borrowers or any of their Restricted Subsidiaries to Dispose of, or encumber the assets subject to such Liens; (f) provisions limiting the Disposition or distribution of assets or property in joint venture agreements, sale- leaseback agreements, stock sale agreements and other similar agreements, which limitation is applicable only to the assets that are the subject of such agreements (or the Persons the Capital Stock of which is the subject of such agreement); (g) any encumbrance or restriction assumed in connection with an acquisition of the property or Capital Stock of any Person, so long as such encumbrance or restriction relates solely to the property so acquired (or to the Person or Persons (and its or their subsidiaries) bound thereby) and was not created in connection with or in anticipation of such acquisition; (h) restrictions imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements that restrict the transfer of the assets of, or ownership interests in, the relevant partnership, limited liability company, joint venture or any similar Person; (i) restrictions on Cash or other deposits imposed by Persons under contracts entered into in the ordinary course of business or for whose benefit such Cash or other deposits exist; (j) restrictions set forth in documents which exist on the Closing Date; (k) restrictions set forth in any Loan Document, any Hedge Agreement and/or any agreement relating to any Banking Services Obligation; (l) restrictions contained in documents governing Indebtedness permitted hereunder of any Restricted Subsidiary that is not a Loan Party; (m) software and other licenses, sublicenses or cross-licenses of IP Rights pursuant to which the Lead Borrower or any Restricted Subsidiary is the licensee of the relevant software or IP Rights, as the case may be (in which case, any prohibition or limitation shall relate only to the assets that are the subject of the applicable license); and (n) other restrictions or encumbrances imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of the contracts, instruments or obligations referred to in clauses (a) through (l) above; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Lead Borrower, more restrictive with respect to such encumbrances and other restrictions, taken as a whole, than those in effect prior to the relevant amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing.

Section 6.04 Restricted Payments; Certain Payments of Indebtedness. (a) The Lead Borrower shall not pay or make, directly or indirectly, any Restricted Payment, except that: (i) the Lead Borrower may make Restricted Payments to the extent necessary to permit any Parent Company: (A) to pay general administrative costs and expenses (including corporate overhead, legal or similar expenses and customary salary, fees, bonus and other benefits payable to directors, officers, employees, members of management, managers and/or consultants of any Parent Company) and franchise fees and Taxes and similar fees, Taxes and expenses required to enable such Parent Company to maintain its organizational existence or qualification to do business, in each case, which are reasonable and customary and incurred in the ordinary course of business, plus any reasonable and customary indemnification claims made by directors, officers, members of management, managers, employees or consultants of any Parent Company, in each case, to the extent attributable to the ownership or operations of any Parent Company and its subsidiaries (but excluding the portion of such amount that is attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrowers and their subsidiaries); (B) to discharge the consolidated, combined, unitary or similar Tax liabilities of such Parent Company and its subsidiaries when and as due, to the extent such liabilities are attributable to the operations of any Parent Company (but excluding, for the avoidance of doubt, the portion of any such Tax liabilities, if any, that is attributable to the operations of any subsidiary of any Parent Company other than the Lead Borrower and/or its subsidiaries), the Lead Borrower and its subsidiaries; provided that the amount paid by the Lead Borrower pursuant to this paragraph (B) shall not exceed the amount of Tax liabilities that would be due if the Lead Borrower and each Restricted Subsidiary were separate corporations filing income and similar Tax returns on a consolidated, combined, unitary or similar basis with the Lead Borrower as the common parent of such affiliated group (calculated at the highest combined applicable federal, state, local and foreign Tax rate); provided further that Restricted Payments under this Section 6.04(a)(i)(B) that are attributable to any Unrestricted Subsidiary or any joint venture shall be permitted only to the extent that either (x) such Unrestricted Subsidiary has made one or more Cash distributions, advances or loans to the Lead Borrower or any of its Restricted Subsidiaries for such purpose in an amount up to the amount of such Unrestricted Subsidiary’s or joint venture’s, as applicable, proportionate share of such Tax liabilities or (y) the amount of any such Restricted Payment made by the Lead Borrower on behalf of such Unrestricted Subsidiary or joint venture is treated as an Investment subject to Section 6.06 hereof; (C) to pay audit and other accounting and reporting expenses of such Parent Company to the extent attributable to any Parent Company (but excluding, for the avoidance of doubt, the portion of any such expenses, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrowers and/or their subsidiaries), the Borrowers and their subsidiaries; (D) for the payment of insurance premiums and deductibles to the extent attributable to any Parent Company (but excluding, for the avoidance of doubt, the portion of any such premiums, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrowers and/or their subsidiaries), the Borrowers and their subsidiaries;

(E) pay (x) fees and expenses related to debt or equity offerings, investments or acquisitions permitted or not restricted by this Agreement (whether or not consummated) relating to the Borrowers and their Restricted Subsidiaries and (y) Public Company Costs; (F) to finance any Investment permitted under Section 6.06 (provided that (x) any Restricted Payment under this clause (a)(i)(F) shall be made substantially concurrently with the closing of such Investment and (y) the relevant Parent Company shall, promptly following the closing thereof, cause (I) all property acquired to be contributed to the Borrowers or one or more of their Restricted Subsidiaries, or (II) the merger, consolidation or amalgamation of the Person formed or acquired into the Borrowers or one or more of their Restricted Subsidiaries, in order to consummate such Investment in compliance with the applicable requirements of Section 6.06 as if undertaken as a direct Investment by the Borrowers or the relevant Restricted Subsidiary); and (G) to pay customary salary, bonus, severance and other benefits payable to current or former directors, officers, members of management, managers, employees or consultants of any Parent Company (or any Immediate Family Member of any of the foregoing) to the extent such salary, bonuses and other benefits are attributable and reasonably allocated to the operations of the Borrowers and/or their subsidiaries, in each case, so long as such Parent Company applies the amount of any such Restricted Payment for such purpose; provided that with respect to Restricted Payments under clauses (A), (B), (C), (D) and (G) above, such Restricted Payments that are attributable to any Unrestricted Subsidiary shall be permitted only to the extent that either (x) such Unrestricted Subsidiary has made one or more Cash distributions, advances or loans to the Borrowers or any of their Restricted Subsidiaries for such purpose in an amount up to the amount of such Unrestricted Subsidiary’s proportionate share of such Restricted Payment or (y) the amount of any such Restricted Payment made by the applicable Borrower on behalf of such Unrestricted Subsidiary is treated as an Investment subject to Section 6.06 hereof; (ii) the Lead Borrower may pay (or make Restricted Payments to allow any Parent Company to pay) for the repurchase, redemption, retirement or other acquisition or retirement for value of Capital Stock of any Parent Company, any subsidiary or any of their respective Affiliates held by any future, present or former employee, director, member of management, officer, manager, advisor or consultant (or any Affiliate or Immediate Family Member thereof) of any Parent Company, the Borrowers, any subsidiary or any of their respective Affiliates: (A) in accordance with the terms of promissory notes issued pursuant to Section 6.01(o), so long as the aggregate amount of all Cash payments made in respect of such promissory notes, together with the aggregate amount of Restricted Payments made pursuant to sub-clause (D) of this clause (ii) below, does not exceed $5,000,000 in any Fiscal Year, which, if not used in any Fiscal Year occurring after the Original Closing Date, may be carried forward to the next subsequent Fiscal Year (provided that no more than $10 million may be carried forward in any Fiscal Year); (B) with the proceeds of any sale or issuance of the Capital Stock of the Borrowers or any Parent Company (to the extent such proceeds are contributed in respect of Qualified Capital Stock to the Borrowers or any Restricted Subsidiary); (C) with the net proceeds of any key-man life insurance policies; or (D) with Cash and Cash Equivalents in an amount not to exceed, together with the aggregate amount of all Cash payments made pursuant to sub-clause (A) of this clause (ii) in respect of promissory notes issued pursuant to Section 6.01(o), $5,000,000 in any Fiscal Year, which, if not used in any Fiscal Year occurring after the Original Closing Date, may be carried forward to the next subsequent Fiscal Year (provided that no more than $10 million may be carried forward in any Fiscal Year); (iii) the Lead Borrower may make additional Restricted Payments in an amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Lead Borrower elects to apply to this clause (iii)(A); provided that (A) no Event of Default has occurred and is continuing or would result therefrom and (B) solely with respect to the usage of the amounts available under clause (a)(ii) of the “Available Amount” definition, the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, would not be less than 2.00:1.00 as of the last day of the Test Period most recently ended prior to such Restricted Payment for which the financial statements required by Section 5.01(a) or 5.01(b), as the case may be, have been delivered or, at the option of the Lead Borrower, for which internal financial statements are available, plus (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Lead Borrower elects to apply to this clause (iii)(B); (iv) the Lead Borrower may make Restricted Payments (i) to any Parent Company to enable such Parent Company to make Cash payments in lieu of the issuance of fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock of such Parent Company and (ii) consisting of (A) payments made or expected to be made in respect of withholding or similar Taxes payable by any future, present or former officers, directors, employees, members of management, managers or consultants of the Borrowers, any Restricted Subsidiary or any Parent Company or any of their respective Immediate Family Members and/or (B) repurchases of Capital Stock in consideration of the payments described in sub-clause (A) above, including demand repurchases in connection with the exercise of stock options; (v) the Lead Borrower may repurchase (or make Restricted Payments to any Parent Company to enable it to repurchase) Capital Stock upon the exercise of warrants, options or other securities convertible into or exchangeable for Capital Stock if such Capital Stock represents all or a portion of the exercise price of such warrants, options or other securities convertible into or exchangeable for Capital Stock as part of a “cashless” exercise; (vi) the Lead Borrower may make Restricted Payments, the proceeds of which are applied on the Closing Date, solely to effect the consummation of the Transactions; (vii) the Lead Borrower may make Restricted Payments to Holdings (and Holdings may in turn make such Restricted Payments to Super Holdco) from time to time in an amount sufficient to enable Super Holdco to fund each scheduled payment of the Regular Cash Dividend; provided that (A) no Event of Default exists or would result therefrom and (B) the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, would not be less than 2.00:1.00 as of the last day of the Test Period most recently ended prior to such Restricted Payment for which the financial statements required by Section 5.01(a) or 5.01(b), as the case may be, have been delivered or, at the option of the Lead Borrower, for which internal financial statements are available; (viii) the Lead Borrower may make Restricted Payments to (i) redeem, repurchase, retire or otherwise acquire any (A) Capital Stock (“Treasury Capital Stock”) of the Borrowers and/or any Restricted Subsidiary, (B) Capital Stock of any Parent Company, in the case of each of subclauses (A) and (B), in exchange for, or out of the proceeds of the substantially concurrent sale (other than to the Lead Borrower and/or any Restricted Subsidiary) of, Qualified Capital Stock of the Borrowers or any Parent Company to the extent any such proceeds are contributed to the capital of the Borrowers and/or any Restricted Subsidiary in respect of Qualified Capital Stock (“Refunding Capital Stock”), and/or (C) Capital Stock of any Parent Company owned by any present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or their respective Immediate Family Members) of any Parent Company in an amount equal to any tax liability paid on behalf of such employee, director, member of management, officer, manager or consultant or independent contractor (or their respective Immediate Family Members) arising from the vesting of such Capital Stock and (ii) declare and pay dividends on any Treasury Capital Stock out of the proceeds of the substantially concurrent sale (other than to the applicable Lead Borrower or a Restricted Subsidiary) of any Refunding Capital Stock; (ix) to the extent constituting a Restricted Payment, the Lead Borrower may consummate any transaction permitted by Section 6.06 (other than Sections 6.06(j) and (t)), Section 6.07 (other than Section 6.07(g)) and Section 6.09 (other than Section 6.09(d) and Section 6.09(o)); (x) the Lead Borrower may make additional Restricted Payments in an aggregate amount not to exceed the greater of $113,000,000 and 35% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period minus the outstanding amount of Investments made in reliance on Section 6.06(q)(ii); (xi) the Lead Borrower may pay any dividend or consummate any redemption within 60 days after the date of the declaration thereof or the provision of a redemption notice with respect thereto, as the case may be, if at the date of such declaration or notice, the dividend or redemption notice would have complied with the provisions hereof; (xii) the Lead Borrower may purchase, redeem or otherwise acquire its common Capital Stock with the proceeds received from the substantially concurrent issuance of new common Capital Stock of the Borrowers; and (xiii) the Lead Borrower may make additional Restricted Payments so long as (A) no Event of Default exists or would result therefrom and (B) the Total Net Leverage Ratio would not exceed 4.00:1.00, calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period. (b) The Borrowers shall not, nor shall they permit any Restricted Subsidiary to, make any payment (whether in Cash, securities or other property) on or in respect of principal of or interest on any Junior Indebtedness (such Indebtedness under clauses (x) and (y), the “Restricted Debt”), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Restricted Debt prior to its scheduled maturity (collectively, “Restricted Debt Payments”), except: (i) any purchase, defeasance, redemption, repurchase, repayment or other acquisition or retirement of any Restricted Debt made by exchange for, or out of the proceeds of, Refinancing Indebtedness permitted by Section 6.01; (ii) payments as part of an “applicable high yield discount obligation” catch-up payment; (iii) payments of regularly scheduled interest as and when due in respect of any Restricted Debt, except for any payments with respect to any Subordinated Indebtedness that are prohibited by the subordination provisions thereof; (iv) so long as, at the time of delivery of irrevocable notice with respect thereto, no Event of Default exists or would result therefrom, additional Restricted Debt Payments in an aggregate amount not to exceed the greater of $113,000,000 and 35% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period minus the outstanding amount of Investments made in reliance on Section 6.06(q)(ii);

(v) (A) Restricted Debt Payments in exchange for, or with proceeds of any issuance of, Qualified Capital Stock of the Borrowers and/or any Restricted Subsidiary and/or any capital contribution in respect of Qualified Capital Stock of the Borrowers or any Restricted Subsidiary, (B) Restricted Debt Payments as a result of the conversion of all or any portion of any Restricted Debt into Qualified Capital Stock of the Borrowers and/or any Restricted Subsidiary and (C) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Restricted Debt that is permitted under Section 6.01; (vi) Restricted Debt Payments in an aggregate amount not to exceed (A) the portion, if any, of the Available Amount on such date that the Borrowers elect to apply to this clause (vi)(A); provided, that (A) no Event of Default has occurred and is continuing or would result therefrom and (B) solely with respect to the usage of the amounts available under clause (a)(ii) of the “Available Amount” definition, the Fixed Charge Coverage Ratio, calculated on a Pro Forma Basis, would not be less than 2.00:1.00 as of the last day of the Test Period most recently ended prior to such Restricted Debt Payment for which the financial statements required by Section 5.01(a) or 5.01(b), as the case may be, have been delivered or, at the option of the Lead Borrower, for which internal financial statements are available plus (B) the portion, if any, of the Available Excluded Contribution Amount on such date that the Borrowers elect to apply to this clause (vi)(B); and (vii) additional Restricted Debt Payments; provided that (A) no Event of Default exists or would result therefrom and (B) the Total Net Leverage Ratio would not exceed 4.00 to 1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period. Section 6.05 Restrictions on Subsidiary Distributions. Except as provided herein or in any other Loan Document, any document with respect to any Incremental Equivalent Debt and/or in agreements with respect to refinancings, renewals or replacements of such Indebtedness that are permitted by Section 6.01, the Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to, enter into or cause to exist any agreement restricting the ability of (i) any subsidiary of the Borrowers to pay dividends or other distributions to the Borrowers or any Loan Party or (ii) any Restricted Subsidiary to make Cash loans or advances to the Borrowers or any Loan Party, except: (a) in any agreement evidencing (i) Indebtedness of a Restricted Subsidiary that is not a Loan Party permitted by Section 6.01, (ii) Indebtedness permitted by Section 6.01 that is secured by a Permitted Lien if the relevant restriction applies only to the Person obligated under such Indebtedness and their Restricted Subsidiaries or the property or assets intended to secure such Indebtedness and (iii) Indebtedness permitted pursuant to clauses (j), (m), (n), (p) (as it relates to Indebtedness in respect of clauses (j), (m), (n), (q), (u), (w), (x) and/or (z) of Section 6.01), (q), (u), (w), (x) and/or (z) of Section 6.01; (b) by reason of customary provisions restricting assignments, subletting or other transfers contained in leases, subleases, licenses, sublicenses (including any licenses or sublicenses of IP Rights), joint venture agreements and similar agreements entered into in the ordinary course of business; (c) that are or were created by virtue of any Lien granted upon, transfer of, agreement to transfer or grant of, any option or right with respect to any property, assets or Capital Stock not otherwise prohibited under this Agreement; (d) assumed in connection with any acquisition of property or the Capital Stock of any Person, so long as the relevant encumbrance or restriction relates solely to the Person and its subsidiaries (including the Capital Stock of the relevant Person or Persons) and/or property so acquired and was not created in connection with or in anticipation of such acquisition; (e) in any agreement for any Disposition of any Restricted Subsidiary (or all or substantially all of the property and/or assets thereof) that restricts the payment of dividends or other distributions or the making of Cash loans or advances by such Restricted Subsidiary pending such Disposition;

(f) in provisions in agreements or instruments which prohibit the payment of dividends or the making of other distributions with respect to any class of Capital Stock of a Person other than on a pro rata basis; (g) imposed by customary provisions in partnership agreements, limited liability company organizational governance documents, joint venture agreements and other similar agreements; (h) on Cash, other deposits or net worth or similar restrictions imposed by any Person under any contract entered into in the ordinary course of business or for whose benefit such Cash, other deposits or net worth or similar restrictions exist; (i) set forth in documents which exist on the Closing Date and not created in contemplation thereof; (j) those arising pursuant to an agreement or instrument relating to any Indebtedness permitted to be incurred after the Closing Date if the relevant restrictions, taken as a whole, are not materially less favorable to the Lenders than the restrictions contained in this Agreement, taken as a whole (as determined in good faith by a Borrower); (k) those arising under or as a result of applicable law, rule, regulation or order or the terms of any license, authorization, concession or permit; (l) those arising in any Hedge Agreement and/or any agreement relating to any Banking Services Obligation; (m) those imposed by any amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing of any contract, instrument or obligation referred to in clauses (a) through (l) above; provided that no such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing is, in the good faith judgment of the Lead Borrower, more restrictive with respect to such restrictions, taken as a whole, than those in existence prior to such amendment, modification, restatement, renewal, increase, supplement, refunding, replacement or refinancing; and/or (n) (i) any HPC Separation subject solely to the satisfaction of any HPC Separation Conditions and (ii) any HPC Separation Reorganization Transaction subject solely to the satisfaction of any HPC Separation Conditions, in each case, including with respect to any IP Rights related thereto. Section 6.06 Investments. The Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to, make or own any Investment in any other Person except: (a) Cash or Investments that were Cash Equivalents at the time made; (b) (i) Investments existing on the Closing Date in any subsidiary, (ii) Investments made after the Closing Date among the Borrowers and/or one or more Restricted Subsidiaries that are Loan Parties, (iii) (x) Investments made after the Closing Date by any Loan Party in any Restricted Subsidiary that is not a Loan Party in an aggregate outstanding amount not to exceed the sum of (1) the Available Amount (provided, that no Event of Default has occurred and is continuing or would result therefrom) plus (2) the greater of $161,500,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period and/or (y) Investments to permit reorganization transactions for efficiency or operational improvements (I) so long as no Event of Default shall have occurred and be continuing after giving effect to such reorganization, to the extent such reorganization only involves Foreign Subsidiaries that represent less than 5% of each of Consolidated Total Assets and consolidated revenues of the Lead Borrower and its Restricted Subsidiaries or (II) so long as such reorganization is not materially adverse to the Lenders as certified by a chief financial officer, treasurer or equivalent officer of the Lead Borrower (which certification shall include such information reasonable requested by the Administrative Agent regarding such reorganization), as consented to in advance by the Administrative Agent (any such transaction, a “Permitted Reorganization”), (iv) Investments made by any Loan Party and/or any Restricted Subsidiary that is not a Loan Party in the form of any contribution or Disposition of the Capital Stock of any Person that is not a Loan Party; provided that, prior to such contribution or Disposition or series of transactions resulting in such contribution or Disposition, such Capital Stock was not owned directly by a Loan Party and (v) Investments made by any Restricted Subsidiary that is not a Loan Party in any Loan Party or in any other Restricted Subsidiary that is not a Loan Party ; (c) Investments (i) constituting deposits, prepayments and/or other credits to suppliers, (ii) in the form of advances made to distributors, suppliers, licensors and licensees, in each case, in the ordinary course of business or, in the case of clause (ii), to the extent necessary to maintain the ordinary course of supplies to the Borrowers or any Restricted Subsidiary and/or (iii) constituting bank deposits made in the ordinary course of business; (d) Investments in Unrestricted Subsidiaries; provided that immediately after giving effect to any such Investment, the amount invested in the applicable Unrestricted Subsidiary pursuant to this clause (d), when aggregated with the amounts then invested in all other Unrestricted Subsidiaries pursuant to this clause (d), shall not exceed the greater of $113,000,000 and 35% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period at any one time outstanding; (e) Permitted Acquisitions; (f) Investments (i) existing on, or contractually committed to or contemplated as of, the Closing Date and described on Schedule 6.06 and/or (ii) any modification, replacement, renewal or extension of any Investment described in clause (i) above so long as no such modification, renewal or extension thereof increases the amount of such Investment except by the terms thereof or as otherwise permitted by this Section 6.06); (g) Investments received in lieu of Cash in connection with any Disposition permitted by Section 6.07; (h) loans or advances to present or former employees, directors, members of management, officers, managers or consultants or independent contractors (or their respective Immediate Family Members) of any Parent Company, the Borrowers and their subsidiaries to the extent permitted by Requirements of Law, in connection with such Person’s purchase of Capital Stock of any Parent Company, either (i) in an aggregate principal amount not to exceed the greater of $48,500,000 and 15% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, (ii) so long as the proceeds of such loan or advance are substantially contemporaneously contributed to the Borrowers for the purchase of such Capital Stock or (iii) so long as no Cash or Cash Equivalents are advanced in connection with such loan or advance; (i) (i) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business and (ii) to the extent constituting Investments, any receivable that is distributed by a Subsidiary to its equity holders in lieu of a Cash dividend that is otherwise permitted by Section 6.05; (j) Investments consisting of Indebtedness permitted under Section 6.01 (other than Indebtedness permitted under Sections 6.01(b) and (h)), Permitted Liens, Restricted Payments permitted under Section 6.04 (other than Section 6.04(a)(ix)), Restricted Debt Payments permitted by Section 6.04 and mergers, consolidations, amalgamations, liquidations, windings up, dissolutions or Dispositions permitted by Section 6.07 (other than Section 6.07(a) (if made in reliance on subclause (ii)(y) of the proviso thereto), Section 6.07(b) (if made in reliance on clause (ii) therein), Section 6.07(c)(ii) (if made in reliance on clause (B) therein) and Section 6.07(g)); (k) Investments in the ordinary course of business consisting of endorsements for collection or deposit and customary trade arrangements with customers; (l) (i) Investments (including debt obligations and Capital Stock) received (A) in connection with the bankruptcy or reorganization of any Person, (B) in settlement of delinquent obligations of, or other disputes with, customers, suppliers and other account debtors arising in the ordinary course of business, (C) upon foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment and/or (D) as a result of the settlement, compromise, resolution of litigation, arbitration or other disputes and/or (ii) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers made in the ordinary course of business; (m) loans and advances of payroll payments or other compensation to present or former employees, directors, members of management, officers, managers or consultants of any Parent Company (to the extent such payments or other compensation relate to services provided to such Parent Company (but excluding, for the avoidance of doubt, the portion of any such amount, if any, attributable to the ownership or operations of any subsidiary of any Parent Company other than the Borrowers and/or their subsidiaries)), the Borrowers and/or any subsidiary in the ordinary course of business; (n) Investments to the extent that payment therefor is made solely with Capital Stock of any Parent Company or Capital Stock (other than Disqualified Capital Stock) of the Borrowers or any Restricted Subsidiary, in each case, to the extent not resulting in a Change of Control; (o) (i) Investments of any Restricted Subsidiary acquired after the Closing Date, or of any Person acquired by, or merged into or consolidated or amalgamated with, the Borrowers or any Restricted Subsidiary after the Closing Date, in each case as part of an Investment otherwise permitted by this Section 6.06 to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of the relevant acquisition, merger, amalgamation or consolidation and (ii) any modification, replacement, renewal or extension of any Investment permitted under clause (i) of this Section 6.06(o) so long as no such modification, replacement, renewal or extension thereof increases the amount of such Investment except as otherwise permitted by this Section 6.06; (p) Investments made in connection with the Transactions; (q) Investments made after the Closing Date by the Borrowers and/or any of their Restricted Subsidiaries in an aggregate amount at any time outstanding not to exceed: (i) the greater of $161,500,000 and 50% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, plus (ii) the greater of $113,000,000 and 35% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, minus (A) the amount of Restricted Debt Payments made by any Borrower or a Restricted Subsidiary in reliance on Section 6.04(b)(iv)(A) and minus (B) the amount of Restricted Payments made by the Borrowers or any Restricted Subsidiary in reliance on Section 6.04(a)(x), plus (iii) in the event that (A) the Borrowers or any of their Restricted Subsidiaries makes any Investment after the Closing Date in any Person that is not a Restricted Subsidiary otherwise permitted hereunder and (B) such Person subsequently becomes a Restricted Subsidiary, an amount equal to the lesser of (x) 100.0% of the fair market value of such Investment as of the date on which such Person becomes a Restricted Subsidiary and (y) the original amount of such Investment; (r) Investments made after the Closing Date by the Borrowers and/or any of their Restricted Subsidiaries in an aggregate outstanding amount not to exceed (i) the portion, if any, of the Available Amount on such date that such Borrower elects to apply to this clause (r)(i) plus (ii) the portion, if any, of the Available Excluded Contribution Amount on such date that such Borrower elects to apply to this clause (r)(ii); (s) (i) Guarantees of leases (other than Capital Leases) or of other obligations not constituting Indebtedness and (ii) Guarantees of the lease obligations of suppliers, customers, franchisees and licensees of the Borrowers and/or their Restricted Subsidiaries, in each case, in the ordinary course of business;

(t) Investments in any Parent Company in amounts and for purposes for which Restricted Payments to such Parent Company are permitted under Section 6.04(a); provided that any Investment made as provided above in lieu of any such Restricted Payment shall reduce availability under the applicable Restricted Payment basket under Section 6.04(a); (u) Investments made by any Restricted Subsidiary that is not a Loan Party with the proceeds received by such Restricted Subsidiary from an Investment made by any Loan Party in such Restricted Subsidiary pursuant to this Section 6.06 (other than Investments made pursuant to clause (ii) of Section 6.06(e) or Section 6.06(x)); (v) [reserved]; (w) Investments under any Derivative Transaction of the type permitted under Section 6.01(s); (x) Investments made in connection with the creation, formation and/or acquisition of, or any ongoing Investments in, any joint venture, or in any Restricted Subsidiary to enable such Restricted Subsidiary to create, form and/or acquire, or to finance any ongoing Investments in, any joint venture, in an aggregate outstanding amount not to exceed the greater of $113,000,000 and 35% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period for which financial statements have been delivered pursuant to Section 5.01(a) or (b) or, at the option of the Lead Borrower, for which internal financial statements are available, as applicable; (y) Investments made in any joint venture existing on the Closing Date as required by, or made pursuant to, buy/sell arrangements between the joint venture parties set forth in joint venture agreements and similar binding arrangements in effect on the Closing Date (other than any modification, replacement, renewal or extension of such Investments so long as no such modification, renewal or extension thereof increases the amount of any such Investment except by the terms thereof or as otherwise permitted by this Section 6.06); (z) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that they are permitted to remain unfunded under applicable law; (aa) Investments in the Borrowers, any Restricted Subsidiary and/or any joint venture in connection with intercompany cash management arrangements and related activities in the ordinary course of business; (bb) Investments consisting of the licensing, sublicensing or other contribution of IP Rights pursuant to joint marketing arrangements with other Persons; (cc) purchases of contract rights or licenses, sublicenses or leases of IP Rights, in each case in the ordinary course of business, to the extent such purchases and acquisitions constitute Investments; (dd) Investments in Receivables Subsidiaries in the form of receivables and related assets required in connection with a Permitted Receivables Financing (including the contribution or lending of Cash and Cash Equivalents to Subsidiaries to finance the purchase of such assets from Holdings, a Borrower or other Restricted Subsidiaries or to otherwise fund required customary reserves); (ee) additional Investments so long as the Total Net Leverage Ratio does not exceed 4.00:1.00 calculated on a Pro Forma Basis as of the last day of the most recently ended Test Period; (ff) any contribution by any Loan Party that is a Domestic Subsidiary of the equity or assets of a first tier Foreign Subsidiary to any other first tier Foreign Subsidiary; (gg) Investments in any Similar Business (including any joint venture engaged in a Similar Business) in an aggregate outstanding amount not to exceed the greater of $81,000,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; and

(hh) (i) any HPC Separation subject solely to the satisfaction of any HPC Separation Conditions and (ii) any HPC Separation Reorganization Transaction subject solely to the satisfaction of any HPC Separation Conditions, in each case, including any Investments of IP Rights related thereto. In no event shall any Loan Party or any of its Restricted Subsidiaries directly or indirectly transfer, assign, exclusively license, Dispose of or make any Investment constituting any Material Intellectual Property to any Unrestricted Subsidiary (except in connection with (A) any HPC Separation, (B) any HPC Separation Reorganization Transaction or (C) any other transactions or agreements reasonably necessary to effect any HPC Separation (and in each case, regardless of which clause under this Agreement that such transaction was effectuated under)). Section 6.07 Fundamental Changes; Disposition of Assets. The Borrowers shall not, nor shall it permit any of their Restricted Subsidiaries to, enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve themselves (or suffer any liquidation or dissolution), or make any Disposition of assets having a fair market value in excess of, with respect to any single transaction or series of related transactions, the greater of $15,000,000 and 5% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, except: (a) any Restricted Subsidiary may be merged, consolidated or amalgamated with or into the Lead Borrower or any other Restricted Subsidiary; provided that (i) in the case of any such merger, consolidation or amalgamation with or into the Lead Borrower, (A) the Lead Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, consolidation or amalgamation is not the Lead Borrower (any such Person, the “Successor Borrower”), (x) the Successor Borrower shall be an entity organized or existing under the law of the U.S., any state thereof or the District of Columbia, (y) the Successor Borrower shall expressly assume the Obligations of the Lead Borrower in a manner reasonably satisfactory to the Administrative Agent and (z) except as the Administrative Agent may otherwise agree, each Guarantor, unless it is the other party to such merger, consolidation or amalgamation, shall have executed and delivered a reaffirmation agreement with respect to its obligations under the Loan Guaranty and the other Loan Documents; it being understood and agreed that if the foregoing conditions under clauses (x) through (z) are satisfied, the Successor Borrower will succeed to, and be substituted for, the Lead Borrower under this Agreement and the other Loan Documents, (ii) in the case of any such merger, consolidation or amalgamation involving any Subsidiary Guarantor, either (x) (i) such Subsidiary Guarantor shall be the continuing or surviving Person or (ii) the continuing or surviving Person shall (A) expressly assume the guarantee obligations of the Subsidiary Guarantor in a manner reasonably satisfactory to the Administrative Agent and (B) be an entity organized or existing under the law of the U.S., any state thereof or the District of Columbia or (y) the relevant transaction shall be treated as an Investment and shall comply with Section 6.06 and (iii) in the case of any such merger, consolidation or amalgamation by a Restricted Subsidiary that is not a Loan Party into any other Restricted Subsidiary that is a Loan Party, any related intercompany Indebtedness assumed by such Restricted Subsidiary that is a Loan Party shall be expressly subordinated to the Obligations of such Loan Party on terms that are reasonably acceptable to the Administrative Agent; (b) Dispositions (including of Capital Stock) among the Lead Borrower and/or any Restricted Subsidiary (upon voluntary liquidation or otherwise); provided that any such Disposition by any Loan Party to any Person that is not a Loan Party shall be (i) for fair market value (as reasonably determined by such Person) with at least 75% of the consideration for such Disposition consisting of Cash or Cash Equivalents at the time of such Disposition or (ii) treated as an Investment and otherwise made in compliance with Section 6.06 (other than in reliance on clause (j) thereof); provided, further, that any Indebtedness of any Loan Party owed to any Restricted Subsidiary that is not a Loan Party as a result of such Disposition must be expressly subordinated to the Obligations of such Loan Party on terms that are reasonably acceptable to the Administrative Agent; (c) (i) the liquidation or dissolution of any Restricted Subsidiary provided that such liquidation or dissolution, as applicable, would not reasonably be expected to have a Material Adverse Effect and is not materially disadvantageous to the Lenders; provided that in the case of any liquidation or dissolution of any Loan Party that results in a distribution of assets to any Restricted Subsidiary that is not a Loan Party, such distribution shall be treated as an Investment and shall comply with Section 6.06 (other than in reliance on clause (j) thereof); (ii) any merger, amalgamation, dissolution, liquidation or consolidation, the purpose of which is to effect (A) any Disposition otherwise permitted under this Section 6.07 (other than clause (a), clause (b) or this clause (c))

or (B) any Investment permitted under Section 6.06; and (iii) any Borrower or any Restricted Subsidiary may be converted into another form of entity, in each case, so long as such conversion does not adversely affect the value of the Loan Guaranty or Collateral, if any; (d) (x) Dispositions of inventory, current assets, or equipment in the ordinary course of business (including on an intercompany basis), (y) the leasing or subleasing of real property in the ordinary course of business and (z) Dispositions of (A) accounts receivable in connection with the collection or compromise thereof (including sales to factors or other third parties or any Indebtedness incurred under Section 6.01(t)) and (B) receivables and related assets pursuant to any Permitted Receivables Financing; (e) Dispositions of surplus, obsolete, used or worn out property or other property that, in the reasonable judgment of any Borrower, is (A) no longer useful in its business (or in the business of any Restricted Subsidiary of any Borrower) or (B) otherwise economically impracticable to maintain; (f) Dispositions of Cash Equivalents or other assets that were Cash Equivalents when the relevant original Investment was made; (g) Dispositions, mergers, amalgamations, consolidations or conveyances that constitute Investments permitted pursuant to Section 6.06 (other than Section 6.06(j)), Permitted Liens and Restricted Payments permitted by Section 6.04(a) (other than Section 6.04(a)(ix)); (h) Dispositions for fair market value; provided that with respect to (1) any single Disposition transaction with a purchase price in excess of the greater of $32,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period or (2) any Disposition transactions with a purchase price in excess of the greater of $81,000,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, for all such transactions on an aggregate basis in any Fiscal Year, in each case, at least 75% of the consideration for such Disposition shall consist of Cash or Cash Equivalents; provided that for purposes of the 75% Cash consideration requirement, (w) the amount of any Indebtedness or other liabilities (other than Indebtedness or other liabilities that are subordinated to the Obligations or that are owed to the Borrowers or any Restricted Subsidiary) of the Borrowers or any Restricted Subsidiary (as shown on such Person’s most recent balance sheet or statement of financial position (or in the notes thereto) that are assumed by the transferee of any such assets and for which the Borrowers and/or their applicable Restricted Subsidiary have been validly released by all relevant creditors in writing, (x) the amount of any trade-in value applied to the purchase price of any replacement assets acquired in connection with such Disposition, (y) any Securities received by the Borrowers or any Restricted Subsidiary from such transferee that are converted by such Person into Cash or Cash Equivalents (to the extent of the Cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition and (z) any Designated Non-Cash Consideration received in respect of such Disposition having an aggregate fair market value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (z) that is at that time outstanding, not in excess of the greater of $81,000,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period, in each case, shall be deemed to be Cash); provided, further, that immediately prior to and after giving effect to such Disposition, as determined on the date on which the agreement governing such Disposition is executed, no Event of Default under Section 7.01(a), (f) or (g) shall exist; (i) to the extent that (i) the relevant property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of the relevant Disposition are reasonably promptly applied to the purchase price of such replacement property; (j) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to, buy/sell arrangements between joint venture or similar parties set forth in the relevant joint venture arrangements and/or similar binding arrangements; (k) Dispositions of accounts receivable in the ordinary course of business (including any discount and/or forgiveness thereof and any factoring, early pay or similar supply chain financing arrangement) or in connection with the collection or compromise thereof;

(l) Dispositions and/or terminations of leases, subleases, licenses or sublicenses (including the provision of software under any open source license) in the ordinary course of business, which do not materially interfere with the business of the Lead Borrower and its Restricted Subsidiaries; (m) (i) any termination of any lease in the ordinary course of business, (ii) any expiration of any option agreement in respect of real or personal property and (iii) any surrender or waiver of contractual rights or the settlement, release or surrender of contractual rights or litigation claims (including in tort) in the ordinary course of business; (n) Dispositions of property subject to foreclosure, casualty, eminent domain or condemnation proceedings (including in lieu thereof or any similar proceeding); (o) Dispositions or consignments of equipment, inventory or other assets (including leasehold interests in real property) with respect to facilities that are temporarily not in use, held for sale or closed; (p) [Reserved]; (q) Dispositions of non-core assets acquired in connection with any acquisition permitted hereunder and sales of Real Estate Assets acquired in any acquisition permitted hereunder which, within 365 days of the date of such acquisition, are designated in writing to the Administrative Agent as being held for sale and not for the continued operation of the Borrowers or any of their Restricted Subsidiaries or any of their respective businesses; provided that no Event of Default exists on the date on which the definitive agreement governing the relevant Disposition is executed; (r) exchanges or swaps, including transactions covered by Section 1031 of the Code (or any comparable provision of any foreign jurisdiction), of property or assets so long as any such exchange or swap is made for fair value (as reasonably determined by the applicable Borrower) for like property or assets; provided that upon the consummation of any such exchange or swap by any Loan Party, to the extent the property received does not constitute an Excluded Asset, the Administrative Agent has a perfected Lien with the same priority as the Lien held on the Real Estate Assets so exchanged or swapped; (s) any Permitted Reorganization; (t) (i) licensing and cross-licensing arrangements involving any technology, intellectual property or IP Rights of the Borrowers or any Restricted Subsidiary in the ordinary course of business and (ii) Dispositions, abandonments, cancellations or lapses of IP Rights, or issuances or registrations, or applications for issuances or registrations, of IP Rights, which, in the reasonable good faith determination of the applicable Borrower, are not material to the conduct of the business of the applicable Borrower or its Restricted Subsidiaries, or are no longer economical to maintain in light of its use; (u) terminations or unwinds of Derivative Transactions; (v) Dispositions of Capital Stock of, or sales of Indebtedness or other Securities of, Unrestricted Subsidiaries; (w) Dispositions of Real Estate Assets and related assets in the ordinary course of business in connection with relocation activities for directors, officers, employees, members of management, managers or consultants of any Parent Company, the Borrowers and/or any Restricted Subsidiary and/or dispositions of property formerly leased by the Lead Borrower or its Restricted Subsidiaries and acquired by the Lead Borrower and sold as an alternative to terminating the lease on such property; (x) Dispositions made to comply with any order of any agency of the U.S. Federal government, any state, authority or other regulatory body or any applicable Requirement of Law;

(y) any merger, consolidation, Disposition or conveyance the sole purpose of which is to reincorporate or reorganize any Domestic Subsidiary in another jurisdiction in the U.S.; (z) the transfer or Disposition of property pursuant to sale and leaseback transactions; provided that (A) at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing or would result therefrom, (B) the aggregate fair market value of all property disposed of in reliance on this clause shall not exceed the greater of $97,000,000 and 30% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period and (C) such transaction is for fair market value and for consideration at least 75% of which is Cash or Cash Equivalents; (aa) any sale of motor vehicles and information technology equipment purchased at the end of an operating lease and resold thereafter; (bb) other Dispositions involving assets having a fair market value (as reasonably determined by the Lead Borrower at the time of the relevant Disposition) in the aggregate since the Closing Date of not more than the greater of $81,000,000 and 25% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period; (cc) Dispositions contemplated on the Closing Date and described on Schedule 6.07; and (dd) (i) any HPC Separation subject solely to the satisfaction of any HPC Separation Conditions and (ii) any HPC Separation Reorganization Transaction subject solely to the satisfaction of any HPC Separation Conditions, in each case, including any Dispositions of IP Rights related thereto. To the extent that any Collateral is Disposed of as expressly permitted by this Section 6.07 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, which Liens shall be automatically released upon the consummation of such Disposition; it being understood and agreed that the Administrative Agent shall be authorized to take, and shall take, any actions deemed appropriate in order to effect the foregoing in accordance with Article 8. In no event shall any Loan Party or any of its Restricted Subsidiaries directly or indirectly transfer, assign, exclusively license, Dispose of or make any Investment constituting any Material Intellectual Property to any Unrestricted Subsidiary (except in connection with (A) any HPC Separation, (B) any HPC Separation Reorganization Transaction or (C) any other transactions or agreements reasonably necessary to effect any HPC Separation (and in each case, regardless of which clause under this Agreement that such transaction was effectuated under)). Notwithstanding the foregoing, nothing in this Agreement or any other Loan Document shall be interpreted to prohibit any Borrower or Restricted Subsidiary from granting (1) any nonexclusive license or sublicense to any IP Rights to any Unrestricted Subsidiary in the ordinary course of business, or (2) an exclusive license or sublicense to any IP Rights to any Unrestricted Subsidiary for tax planning purposes or that is otherwise limited by territory or field of use, in each case of clauses (1) and (2), so long as such licenses do not materially interfere with the business of any Loan Party or any Restricted Subsidiary or materially adversely affect the value of the licensed IP Rights or materially impair their use by any of the Loan Parties or Restricted Subsidiaries. Section 6.08 [Reserved]. Section 6.09 Transactions with Affiliates. The Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to, enter into any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) involving payment in excess of the greater of $32,500,000 and 10% of Consolidated Adjusted EBITDA as of the last day of the most recently ended Test Period with any of their respective Affiliates on terms that are less favorable to the applicable Borrower or such Restricted Subsidiary, as the case may be (as reasonably determined by the applicable Borrower), than those that might be obtained at the time in a comparable arm’s-length transaction from a Person who is not an Affiliate; provided that the foregoing restriction shall not apply to:

(a) any transaction between or among the Borrowers and/or one or more Restricted Subsidiaries (or any entity that becomes a Restricted Subsidiary as a result of such transaction) to the extent permitted or not restricted by this Agreement; (b) any issuance, sale or grant of securities or other payments, awards or grants in Cash, securities or otherwise pursuant to, or the funding of employment arrangements, stock options and stock ownership plans approved by the board of directors (or equivalent governing body) of any Parent Company or of the Borrowers or any Restricted Subsidiary; (c) (i) any collective bargaining, employment or severance agreement or compensatory (including profit sharing) arrangement entered into by the Borrowers or any of their Restricted Subsidiaries with their respective current or former officers, directors, members of management, managers, employees, consultants or independent contractors or those of any Parent Company, (ii) any subscription agreement or similar agreement pertaining to the repurchase of Capital Stock pursuant to put/call rights or similar rights with current or former officers, directors, members of management, managers, employees, consultants or independent contractors and (iii) transactions pursuant to any employee compensation, benefit plan, stock option plan or arrangement, any health, disability or similar insurance plan which covers current or former officers, directors, members of management, managers, employees, consultants or independent contractors or any employment contract or arrangement; (d) (i) transactions permitted by Sections 6.01(d), (o), (bb) and (ee), 6.04 and 6.06(h), (m), (o), (q), (t), (v), (x), (y), (z), (aa) and (cc) and (ii) issuances of Capital Stock and Indebtedness not restricted by this Agreement; (e) (i) transactions in existence on the Closing Date and/or the transactions contemplated by this Agreement, and any amendment, modification or extension thereof to the extent such amendment, modification or extension, taken as a whole, is not (x) materially adverse to the Lenders or (y) more disadvantageous to the Lenders than the relevant transaction in existence on the Closing Date and/or (ii) the transactions set forth on Schedule 6.09; (f) [reserved]; (g) the Transactions, including the payment of Transaction Costs; (h) customary compensation to Affiliates in connection with financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and other transaction fees, which payments are approved by the majority of the members of the board of directors (or similar governing body) or a majority of the disinterested members of the board of directors (or similar governing body) of the applicable Borrower in good faith; (i) Guarantees permitted by Section 6.01 or Section 6.06; (j) loans, Investments and other transactions among the Loan Parties to the extent permitted under this Article 6; (k) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, members of the board of directors (or similar governing body), officers, employees, members of management, managers, consultants and independent contractors of the Borrowers and/or any of their Restricted Subsidiaries in the ordinary course of business and, in the case of payments to such Person in such capacity on behalf of any Parent Company, to the extent attributable to the operations of the Borrowers or their Restricted Subsidiaries; (l) transactions with customers, clients, suppliers, joint ventures, purchasers or sellers of goods or services or providers of employees or other labor entered into in the ordinary course of business, which are (i) fair to the Borrowers and/or their applicable Restricted Subsidiary in the good faith determination of the board of directors (or similar governing body) of the applicable Borrower or the senior management thereof or (ii) on terms at least as favorable as might reasonably be obtained from a Person other than an Affiliate; (m) the payment of reasonable out-of-pocket costs and expenses related to registration rights and customary indemnities provided to shareholders under any shareholder agreement; (n) (i) any purchase by Holdings of the Capital Stock of (or contribution to the equity capital of) the Borrowers and (ii) any intercompany loans made by Holdings to the Borrowers or any Restricted Subsidiary; (o) any transaction in respect of which a Borrower delivers to the Administrative Agent a letter addressed to the board of directors (or equivalent governing body) of such Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is on terms that are no less favorable to such Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate; (p) (i) any HPC Separation subject solely to the satisfaction of any HPC Separation Conditions and (ii) any HPC Separation Reorganization subject solely to the satisfaction of any HPC Separation Conditions, in each case, including any transactions or agreements with respect to IP Rights related thereto; and (q) any transaction specifically permitted under this Agreement, including: (i) any transaction for the forming of a holding company or reincorporation of the Borrowers or any Restricted Subsidiary in a new jurisdiction, (ii) any customary transaction with (including any Investment in or relating to) any Receivables Subsidiary as part of a Receivables Facility, (iii) issuances of Capital Stock and issuances and incurrences of Indebtedness not restricted by this Agreement and payments pursuant thereto and (iv) distributions or dispositions of equity interests in Unrestricted Subsidiaries. Section 6.10 Conduct of Business. From and after the Closing Date, the Lead Borrower shall not, nor shall it permit any of its Restricted Subsidiaries to, engage in any material line of business other than (a) the businesses engaged or proposed to be engaged in by the Lead Borrower or any Restricted Subsidiary on the Closing Date and similar, complementary, ancillary, incidental or reasonably related businesses or reasonable extensions thereof and (b) such other lines of business to which the Administrative Agent may consent. Section 6.11 Amendments or Waivers of Organizational Documents. The Borrowers shall not, nor shall they permit any Subsidiary Guarantor to, amend or modify their respective Organizational Documents, in each case in a manner that is materially adverse to the Lenders (in their capacities as such), without obtaining the prior written consent of the Administrative Agent; provided that, for purposes of clarity, it is understood and agreed that the Borrowers and/or any Subsidiary Guarantor may effect a change to its organizational form and/or consummate any other transaction that is permitted under Section 6.07. Section 6.12 Amendments of or Waivers with Respect to Certain Agreements. The Borrowers shall not, nor shall they permit any of their Restricted Subsidiaries to, amend or otherwise modify the terms of any Restricted Debt (or the documentation governing the foregoing) if the effect of such amendment or modification, together with all other amendments or modifications made, is materially adverse to the interests of the Lenders (in their capacities as such); provided that, for purposes of clarity, it is understood and agreed that the foregoing limitation shall not otherwise prohibit any Refinancing Indebtedness or any other replacement, refinancing, amendment, supplement, modification, extension, renewal, restatement or refunding of any Junior Indebtedness, in each case, that is permitted under this Agreement in respect thereof. Section 6.13 Fiscal Year. The Lead Borrower shall not change its Fiscal Year-end to a date other than September 30; provided that the Lead Borrower may, upon written notice to the Administrative Agent, change the Fiscal Year-end of the Lead Borrower to another date, in which case the Lead Borrower and the Administrative Agent will, and are hereby authorized to, make any adjustments to this Agreement that are necessary to reflect such change in Fiscal Year. Section 6.14 Permitted Activities of Holdings. Holdings shall not:

(a) incur any Indebtedness for borrowed money other than (i) Indebtedness under the Loan Documents, or otherwise in connection with the Transactions, (ii) Indebtedness of the type permitted under Section 6.01(o) and (iii) Guarantees of Indebtedness or other obligations of the Borrowers and/or any Restricted Subsidiary that are otherwise permitted hereunder; (b) create or suffer to exist any Lien on any property or asset now owned or hereafter acquired by it other than (i) the Liens created or permitted under the Collateral Documents, in each case, to which it is a party, (ii) any other Lien created in connection with the Transactions, (iii) Permitted Liens on the Collateral that are secured on a pari passu or junior basis with the Secured Obligations, so long as such Permitted Liens secure Guarantees permitted under clause (a)(ii) above and the underlying Indebtedness subject to such Guarantee is permitted to be secured on the same basis pursuant to Section 6.02 and (iv) Liens of the type permitted under Section 6.02 (other than in respect of debt for borrowed money); (c) engage in any business activity or own any material assets other than (i) holding the Capital Stock of the Lead Borrower, and, indirectly, any other subsidiary of the Lead Borrower, (ii) performing its obligations under the Loan Documents and other Indebtedness, Liens (including the granting of Liens) and Guarantees permitted hereunder; (iii) issuing its own Capital Stock (including, for the avoidance of doubt, the making of any dividend or distribution on account of, or any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of, any shares of any class of Capital Stock); (iv) filing Tax reports and paying Taxes and other customary obligations in the ordinary course (and contesting any Taxes); (v) preparing reports to Governmental Authorities and to its shareholders; (vi) holding director and shareholder meetings, preparing organizational records and other organizational activities required to maintain its separate organizational structure or to comply with applicable Requirements of Law; (vii) [reserved]; (viii) holding (A) Cash, Cash Equivalents and other assets received in connection with permitted distributions or dividends received from, or permitted Investments or permitted Dispositions made by, any of its subsidiaries or permitted contributions to the capital of, or proceeds from the issuance of Capital Stock of, Holdings pending the application thereof or payment of dividends and (B) the proceeds of Indebtedness permitted by Section 6.01; (x) providing indemnification for its officers, directors, members of management, employees and advisors or consultants; (xi) participating in tax, accounting and other administrative matters as a member of a consolidated group in which both Holdings and the Lead Borrower are members, including compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its employees; (xii) making payments of the type permitted under Section 6.09(f) and the performance of its obligations under any document, agreement and/or Investment contemplated by the Transactions, the transactions contemplated by this Agreement, or otherwise not prohibited under this Agreement; (xiii) complying with applicable Requirements of Law (including with respect to the maintenance of its existence); (xiv) making and holding intercompany loans to the Borrowers and/or the Restricted Subsidiaries of the Borrowers, as applicable; (xv) making and holding Investments of the type permitted under Section 6.06(h); and (xvi) activities incidental to any of the foregoing; or (d) consolidate or amalgamate with, or merge with or into, or convey, sell or otherwise transfer all or substantially all of its assets to, any Person; provided that, so long as no Event of Default exists or would result therefrom, (A) Holdings may consolidate or amalgamate with, or merge with or into, any other Person (other than the Borrowers and any of their subsidiaries) so long as (i) Holdings is the continuing or surviving Person or (ii) if the Person formed by or surviving any such consolidation, amalgamation or merger is not Holdings, (x) the successor Person expressly assumes all obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent and (y) the Lead Borrower delivers a certificate of a Responsible Officer with respect to the satisfaction of the conditions set forth in clause (x) of this clause (A) and (B) Holdings may convey, sell or otherwise transfer all or substantially all of its assets to any other Person (other than the Borrowers and any of their subsidiaries) so long as (x) no Change of Control results therefrom, (y) the Person acquiring such assets expressly assumes all of the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and/or thereto in a form reasonably satisfactory to the Administrative Agent and (z) the Lead Borrower delivers a certificate of a Responsible Officer with respect to the satisfaction of the conditions under clause (x) set forth in this clause (B); provided, further, that if the conditions set forth in the preceding proviso are satisfied, the successor to Holdings will succeed to, and be substituted for, Holdings under this Agreement.

Section 6.15 Financial Covenant. (a) Total Net Leverage Ratio. With respect to the Revolving Facility only, on the last day of any Test Period (it being understood and agreed that this Section 6.15 shall not apply until the last day of the first Fiscal Quarter ending after the Closing Date), the Lead Borrower shall not permit the Total Net Leverage Ratio calculated on a Pro Forma Basis to be greater than 6.00:1.00. (b) Financial Cure. Notwithstanding anything to the contrary in this Agreement (including Article 7), upon the occurrence of an Event of Default as a result of the Lead Borrower’s failure to comply with Section 6.15(a) above for any Fiscal Quarter, the Lead Borrower shall have the right (the “Cure Right”) (at any time during such Fiscal Quarter or thereafter until the date that is 10 Business Days after the date on which financial statements for such Fiscal Quarter are required to be delivered pursuant to Section 5.01(a) or (b), as applicable) to issue Qualified Capital Stock or other equity (such other equity to be on terms reasonably acceptable to the Administrative Agent) for Cash or otherwise receive Cash contributions in respect of Qualified Capital Stock (the “Cure Amount”), and thereupon the Lead Borrower’s compliance with Section 6.15(a) shall be recalculated giving effect to a pro forma increase in the amount of Consolidated Adjusted EBITDA by an amount equal to the Cure Amount (notwithstanding the absence of a related addback in the definition of “Consolidated Adjusted EBITDA”) solely for the purpose of determining compliance with Section 6.15(a) as of the end of such Fiscal Quarter and for applicable subsequent periods that include such Fiscal Quarter. If, after giving effect to the foregoing recalculation (but not, for the avoidance of doubt, taking into account any immediate repayment of Indebtedness in connection therewith), the requirements of Section 6.15(a) would be satisfied, then the requirements of Section 6.15(a) shall be deemed satisfied as of the end of the relevant Fiscal Quarter with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of Section 6.15(a) that had occurred (or would have occurred) shall be deemed cured for the purposes of this Agreement. Notwithstanding anything herein to the contrary, (i) in each four consecutive Fiscal Quarter period there shall be at least two Fiscal Quarters (which may, but are not required to be, consecutive) in which the Cure Right is not exercised, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than five times, (iii) the Cure Amount shall be no greater than the amount required for the purpose of complying with Section 6.15(a), (iv) upon the Administrative Agent’s receipt of a written notice from the Lead Borrower that the Lead Borrower intends to exercise the Cure Right (a “Notice of Intent to Cure”), until the 10th Business Day following the date on which financial statements for the Fiscal Quarter to which such Notice of Intent to Cure relates are required to be delivered pursuant to Section 5.01(a) or (b), as applicable, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Revolving Credit Commitments or any Additional Commitments, and none of the Administrative Agent (nor any sub-agent therefor) nor any Lender or Secured Party shall exercise any right to foreclose on or take possession of the Collateral or any other right or remedy under the Loan Documents solely on the basis of the relevant Event of Default under Section 6.15(a), (v) during any Test Period in which any Cure Amount is included in the calculation of Consolidated Adjusted EBITDA as a result of any exercise of the Cure Right, such Cure Amount shall be (A) counted solely as an increase to Consolidated Adjusted EBITDA (and not as a reduction of Indebtedness) for the purpose of determining compliance with Section 6.15(a) and (B) disregarded for all other purposes, including the purpose of determining whether any financial ratio-based condition has been satisfied, the Applicable Rate or the Commitment Fee Rate or the availability of any carve-out set forth in Article 6 of this Agreement and (vi) no Revolving Lender or Issuing Bank shall be required to make any Revolving Loan or issue any Letter of Credit from and after such time as the Administrative Agent has received the Notice of Intent to Cure unless and until the Cure Amount is actually received. Section 6.16 Center of Main Interests. With respect to each Pre-Approved Borrower or Other Non-U.S. Revolving Borrower that is subject to the European Insolvency Regulation, not, without the prior written consent of the Administrative Agent, change its centre of main interest (as that term is used in Article 3(1) of the European Insolvency Regulation) unless it is changing to a centre of main interest located in the same country as the original centre of main interest. ARTICLE 7 EVENTS OF DEFAULT

Section 7.01 Events of Default. If any of the following events (each, an “Event of Default”) shall occur: (a) Failure To Make Payments When Due. Failure by the Borrowers to pay (i) any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of voluntary prepayment, by mandatory prepayment or otherwise; or (ii) any interest on any Loan or any fee or any other amount due hereunder within five Business Days after the date due; or (b) Default in Other Agreements. (i) Failure by any Loan Party or any of its Restricted Subsidiaries to pay when due any principal of or interest on or any other amount payable in respect of one or more items of Indebtedness (other than Indebtedness referred to in clause (a) above) with an aggregate outstanding principal amount exceeding the Threshold Amount, in each case beyond the grace period, if any, provided therefor; or (ii) breach or default by any Loan Party or any of its Restricted Subsidiaries with respect to any other term of (A) one or more items of Indebtedness with an aggregate outstanding principal amount exceeding the Threshold Amount or (B) any loan agreement, mortgage, indenture or other agreement relating to such item(s) of Indebtedness (other than, for the avoidance of doubt, with respect to Indebtedness consisting of Hedging Obligations, termination events or equivalent events pursuant to the terms of the relevant Hedge Agreement which are not the result of any default thereunder by any Loan Party or any Restricted Subsidiary), in each case beyond the grace period, if any, provided therefor, if the effect of such breach or default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be; provided that clause (ii) of this paragraph (b) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property securing such Indebtedness if such sale or transfer is permitted hereunder; provided, further, that any failure described under clause (i) or (ii) above is unremedied and is not waived by the holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Article 7; or (c) Breach of Certain Covenants. Failure of any Loan Party, as required by the relevant provision, to perform or comply with any term or condition contained in Section 5.02 (as it applies to the preservation of the existence of the Borrowers), or Article 6; or (d) Breach of Representations, Etc. Any representation, warranty or certification made or deemed made by any Loan Party in any Loan Document or in any certificate required to be delivered in connection herewith or therewith (including, for the avoidance of doubt, any Perfection Certificate and any Perfection Certificate Supplement) being untrue in any material respect as of the date made or deemed made; or (e) Other Defaults Under Loan Documents. Default by any Loan Party in the performance of or compliance with any term contained herein or any of the other Loan Documents, other than any such term referred to in any other Section of this Article 7, which default has not been remedied or waived within 30 days after receipt by the Borrower of written notice thereof from the Administrative Agent; or (f) Involuntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry by a court of competent jurisdiction of a decree or order for relief in respect of Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) in an involuntary case under any Debtor Relief Law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal, state or local law; or (ii) the commencement of an involuntary case against Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) under any Debtor Relief Law; the entry by a court having jurisdiction in the premises of a decree or order for the appointment of a receiver, receiver and manager, (preliminary) insolvency receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary), or over all or a substantial part of its property; or the involuntary appointment of an interim receiver, trustee or other custodian of Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) for all or a substantial part of its property, which remains undismissed, unvacated, unbounded or unstayed pending appeal for 60 consecutive days; or

(g) Voluntary Bankruptcy; Appointment of Receiver, Etc. (i) The entry against Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) of an order for relief, the commencement by Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) of a voluntary case under any Debtor Relief Law, or the consent by Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case, under any Debtor Relief Law, or the consent by the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) to the appointment of or taking possession by a receiver, receiver and manager, trustee or other custodian for all or a substantial part of its property; (ii) the making by Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) of a general assignment for the benefit of creditors; or (iii) the admission by Holdings, the Borrowers or any of their Restricted Subsidiaries (other than any Immaterial Subsidiary) in writing of their inability to pay their respective debts as such debts become due; or (h) Judgments and Attachments. The entry or filing of one or more final money judgments, writs or warrants of attachment or similar process against Holdings, the Borrowers or any of their Restricted Subsidiaries or any of their respective assets involving in the aggregate at any time an amount in excess of the Threshold Amount (in either case to the extent not adequately covered by self-insurance (if applicable) or by insurance as to which the relevant third party insurance company has been notified and not denied coverage), which judgment, writ, warrant or similar process remains unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 days; or (i) Employee Benefit Plans. The occurrence of one or more ERISA Events, which individually or in the aggregate result in liability of Holdings, the Borrowers or any of their Restricted Subsidiaries in an aggregate amount which would reasonably be expected to result in a Material Adverse Effect; or (j) Change of Control. The occurrence of a Change of Control; or (k) Guaranties, Collateral Documents and Other Loan Documents. At any time after the execution and delivery thereof (i) any material Loan Guaranty for any reason ceasing to be in full force and effect (other than in accordance with its terms or as a result of the occurrence of the Termination Date) or being declared to be null and void or the repudiation in writing by any Loan Party of its obligations thereunder (other than as a result of the discharge of such Loan Party in accordance with the terms thereof), (ii) this Agreement, any intercreditor agreement or any material Collateral Document ceasing to be in full force and effect (other than by reason of a release of Collateral in accordance with the terms hereof or thereof, the occurrence of the Termination Date or any other termination of such Collateral Document in accordance with the terms thereof) or being declared null and void, (iii) any Lien in favor of the Collateral Agent, for the benefit of the Secured Parties, granted or otherwise created under any Collateral Document with respect to a material portion of the Collateral for any reason ceasing to be a valid and perfected Lien, or (iv) the contesting by any Loan Party of the validity or enforceability of any material provision of any Loan Document (or any Lien purported to be created by the Collateral Documents or Loan Guaranty) in writing or denial by any Loan Party in writing that it has any further liability (other than by reason of the occurrence of the Termination Date), including with respect to future advances by the Lenders, under any Loan Document to which it is a party; or (l) Subordination. The Obligations ceasing or the assertion in writing by any Loan Party that the Obligations cease to constitute senior indebtedness under the subordination provisions of any document or instrument evidencing any permitted Subordinated Indebtedness in excess of the Threshold Amount or any such subordination provision being invalidated or otherwise ceasing, for any reason, to be valid, binding and enforceable obligations of the parties thereto; then, and in every such event (other than (x) an event with respect to the Borrowers described in clause (f) or (g) of this Article or (y) any Event of Default arising under Section 6.15(a)) and at any time thereafter during the continuance of such event, the Administrative Agent may with the consent of, and shall at the request of, the Required Lenders, by notice to the Borrowers, take any of the following actions, at the same or different times: (i) terminate the Revolving Credit Commitments, any Ancillary Commitments or any Additional Commitments, and thereupon such Commitments, Ancillary Commitments and/or Additional Commitments shall terminate immediately, (ii) declare the Loans and obligations under any Ancillary Facility then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and obligations under any Ancillary Facility so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and (iii) require that the Borrowers deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 100% of the relevant face amount) of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account) and, if requested by the relevant Ancillary Lender(s), any Ancillary Outstandings; provided that (A) upon the occurrence of an event with respect to the Borrowers described in clause (f) or (g) of this Article under the Bankruptcy Code, any such Commitments, Ancillary Commitments and/or Additional Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers, and the obligation of the Borrowers to Cash collateralize the outstanding Letters of Credit or Ancillary Outstandings as aforesaid shall automatically become effective, in each case without further action of the Administrative Agent or any Lender and (B) during the continuance of any Event of Default arising under Section 6.15(a), (X) upon the request of the Required Lenders (but not any other Lender or group of Lenders), the Administrative Agent shall, by notice to the Borrowers, (1) terminate the Revolving Credit Commitments, and thereupon such Revolving Credit Commitments shall terminate immediately, (2) declare the Revolving Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Revolving Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers and (3) require that any Borrower deposit in the LC Collateral Account an additional amount in Cash as reasonably requested by the Issuing Banks (not to exceed 100% of the relevant face amount) of the then outstanding LC Exposure (minus the amount then on deposit in the LC Collateral Account) and (Y) on or after the date on which the rights under clause (X) above are exercised, the Administrative Agent may with the consent of, and shall at the request of, the Required Lenders, by notice to the Borrowers, declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, with the consent of and shall, at the request of, the Required Lenders, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. ARTICLE 8 THE ADMINISTRATIVE AGENT Section 8.01 Appointment and Authority. Each of the Lenders and the Issuing Banks hereby irrevocably appoints RBC (or any successor appointed pursuant hereto) as Administrative Agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Any Person serving as Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, unless the context otherwise requires or unless such Person is in fact not a Lender, include each Person serving as Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with any Loan Party or any subsidiary of any Loan Party or other Affiliate thereof as if it were not the Administrative Agent hereunder. The Lenders acknowledge that, pursuant to such activities, the Administrative Agent or its Affiliates may receive information regarding any Loan Party or any of its Affiliates (including information that may be subject to confidentiality obligations in favor of such Loan Party or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default exists, and the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; it being understood that such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary power, except discretionary rights and powers that are expressly contemplated by the Loan Documents and which the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the relevant circumstances as provided in Section 9.02); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable laws, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Lead Borrower or any of its Restricted Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable to the Lenders or any other Secured Party for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the relevant circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct, as determined by the final judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein. The Administrative Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until written notice thereof is given to the Administrative Agent by the Borrowers or any Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any covenant, agreement or other term or condition set forth in any Loan Document or the occurrence of any Default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of any Lien on the Collateral or the existence, value or sufficiency of the Collateral, (vi) the satisfaction of any condition set forth in Article 4 or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) any property, book or record of any Loan Party or any Affiliate thereof. If any Lender acquires knowledge of a Default or Event of Default, it shall promptly notify the Administrative Agent and the other Lenders thereof in writing. Each Lender agrees that, except with the written consent of the Administrative Agent, it will not take any enforcement action hereunder or under any other Loan Document, accelerate the Obligations under any Loan Document, or exercise any right that it might otherwise have under applicable law or otherwise to credit bid at any foreclosure sale, UCC sale, any sale under Section 363 of the Bankruptcy Code or other similar Dispositions of Collateral. Notwithstanding the foregoing, however, a Lender may take action to preserve or enforce its rights against a Loan Party where a deadline or limitation period is applicable that would, absent such action, bar enforcement of the Obligations held by such Lender, including the filing of a proof of claim in a case under the Bankruptcy Code. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the Borrowers, the Administrative Agent and each Secured Party agree that (i) no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce the Loan Guaranty; it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by, the Administrative Agent, on behalf of the Secured Parties in accordance with the terms hereof and all powers, rights and remedies under the other Loan Documents may be exercised solely by, the Administrative Agent, and (ii) in the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or in the event of any other Disposition (including pursuant to Section 363 of the Bankruptcy Code), (A) the Administrative Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Obligations as a credit on account of the purchase price for any Collateral payable by the Administrative Agent at such Disposition and (B) the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such Disposition. No holder of any Secured Hedging Obligation, Banking Services Obligation or Ancillary Obligation in its respective capacity as such shall have any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under this Agreement. Each of the Lenders hereby irrevocably authorizes (and by entering into a Hedge Agreement with respect to any Secured Hedging Obligation, by entering into documentation in connection with any Banking Services Obligation and/or by entering into any Ancillary Documents in connection with any Ancillary Obligation, each of the other Secured Parties hereby authorizes and shall be deemed to authorize) the Administrative Agent, on behalf of all Secured Parties to take any of the following actions upon the instruction of the Required Lenders: (a) consent to the Disposition of all or any portion of the Collateral free and clear of the Liens securing the Secured Obligations in connection with any Disposition pursuant to the applicable provisions of the Bankruptcy Code, including Section 363 thereof; (b) credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the Bankruptcy Code, including under Section 363 thereof; (c) credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any Disposition of all or any portion of the Collateral pursuant to the applicable provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC; (d) credit bid all or any portion of the Secured Obligations, or purchase all or any portion of the Collateral (in each case, either directly or through one or more acquisition vehicles), in connection with any foreclosure or other Disposition conducted in accordance with applicable law following the occurrence of an Event of Default, including by power of sale, judicial action or otherwise; and/or (e) estimate the amount of any contingent or unliquidated Secured Obligations of such Lender or other Secured Party; it being understood that no Lender shall be required to fund any amount in connection with any purchase of all or any portion of the Collateral by the Administrative Agent pursuant to the foregoing clause (b), (c) or (d) without its prior written consent. Each Secured Party agrees that the Administrative Agent is under no obligation to credit bid any part of the Secured Obligations or to purchase or retain or acquire any portion of the Collateral; provided that, in connection with any credit bid or purchase described under clause (b), (c) or (d) of the preceding paragraph, the Secured Obligations owed to all of the Secured Parties (other than with respect to contingent or unliquidated liabilities as set forth in the next succeeding paragraph) may be, and shall be, credit bid by the Administrative Agent on a ratable basis. With respect to each contingent or unliquidated claim that is a Secured Obligation, the Administrative Agent is hereby authorized, but is not required, to estimate the amount thereof for purposes of any credit bid or purchase described in the second preceding paragraph so long as the estimation of the amount or liquidation of such claim would not unduly delay the ability of the Administrative Agent to credit bid the Secured Obligations or purchase the Collateral in the relevant Disposition. In the event that the Administrative Agent, in its sole and absolute discretion, elects not to estimate any such contingent or unliquidated claim or any such claim cannot be estimated without unduly delaying the ability of the Administrative Agent to consummate any credit bid or purchase in accordance with the second preceding paragraph, then any contingent or unliquidated claims not so estimated shall be disregarded, shall not be credit bid, and shall not be entitled to any interest in the portion or the entirety of the Collateral purchased by means of such credit bid. Each Secured Party whose Secured Obligations are credit bid under clause (b), (c) or (d) of the third preceding paragraph shall be entitled to receive interests in the Collateral or any other asset acquired in connection with such credit bid (or in the Capital Stock of the acquisition vehicle or vehicles that are used to consummate such acquisition) on a ratable basis in accordance with the percentage obtained by dividing (x) the amount of the Secured Obligations of such Secured Party that were credit bid in such credit bid or other Disposition, by (y) the aggregate amount of all Secured Obligations that were credit bid in such credit bid or other Disposition. In addition, in case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, each Secured Party agrees that the Administrative Agent (irrespective of whether the principal of any Loan or LC Exposure is then due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrowers) shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans or LC Exposure and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Banks and the Administrative Agent and their respective agents and counsel and all other amounts to the extent due to the Lenders and the Administrative Agent under Sections 2.12 and 9.03) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same. Any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and each Issuing Bank to make such payments to the Administrative Agent and, in the event that the Administrative Agent consents to the making of such payments directly to the Lenders and the Issuing Banks, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amount due to the Administrative Agent under Sections 2.12 and 9.03. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or any Issuing Bank any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or any Issuing Bank or to authorize the Administrative Agent to vote in respect of the claim of any Lender or any Issuing Bank in any such proceeding. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the applicable Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent has received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Lead Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. The Administrative Agent and any such sub-agent may perform any and all of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. The Administrative Agent may resign at any time by giving ten days’ written notice to the Lenders, the Issuing Banks and the Borrowers. If the Administrative Agent becomes subject to an insolvency proceeding, either the Required Lenders or the Lead Borrower may, upon ten days’ notice, remove the Administrative Agent. Upon receipt of any such notice of resignation or delivery of any such notice of removal, the Required Lenders shall have the right, with the consent of the Lead Borrower (not to be unreasonably withheld or delayed), to appoint a successor Administrative Agent which shall be a commercial bank or trust company with offices in the U.S. having combined capital and surplus in excess of $1,000,000,000; provided that during the existence and continuation of an Event of Default under Section 7.01(a) or, with respect to Holdings or the Lead Borrower, Section 7.01(f) or (g), no consent of the Lead Borrower shall be required. If no successor shall have been appointed as provided above and accepted such appointment within ten days after the retiring Administrative Agent gives notice of its resignation or the Administrative Agent receives notice of removal, then (a) in the case of a retirement, the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications set forth above (including, for the avoidance of doubt, consent of the Lead Borrower) or (b) in the case of a removal, the Lead Borrower may, after consulting with the Required Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that (x) in the case of a retirement, if the Administrative Agent notifies the Lead Borrower, the Lenders and the Issuing Banks that no qualifying Person has accepted such appointment or (y) in the case of a removal, the Lead Borrower notifies the Required Lenders that no qualifying Person has accepted such appointment, then, in each case, such resignation or removal shall nonetheless become effective in accordance with and on the 30th day following delivery of such notice and (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent in its capacity as collateral agent for the Secured Parties for perfection purposes, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) all payments, communications and determinations required to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and each Issuing Bank directly (and each Lender and each Issuing Bank will cooperate with the Borrowers to enable the Borrowers to take such actions), until such time as the Required Lenders or the Lead Borrower, as applicable, appoint a successor Administrative Agent, as provided for above in this Article 8. Upon the acceptance of its appointment as Administrative Agent hereunder as a successor Administrative Agent, such successor Administrative Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder (other than its obligations under Section 9.13). The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor Administrative Agent. After the Administrative Agent’s resignation or removal hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any action taken or omitted to be taken by any of them while the relevant Person was acting as Administrative Agent (including for this purpose holding any collateral security following the retirement or removal of the Administrative Agent). Notwithstanding anything to the contrary herein, no Disqualified Institution (nor any Affiliate thereof) may be appointed as a successor Administrative Agent. Each of each Lender, each Ancillary Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each of each Lender, each Ancillary Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their respective Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders, the Ancillary Lenders and the Issuing Banks by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender, any Ancillary Lender or any Issuing Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent or any of its Related Parties. Notwithstanding anything to the contrary herein, the Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Agreement, except in their respective capacities as the Administrative Agent, an Issuing Bank or a Lender hereunder, as applicable. Each Secured Party irrevocably authorizes and instructs the Administrative Agent to, and the Administrative Agent shall, (a) release any Lien on any property granted to or held by Administrative Agent under any Loan Document (i) upon the occurrence of the Termination Date, (ii) that is sold or to be sold or transferred as part of or in connection with any Disposition permitted under the Loan Documents to a Person that is not a Loan Party, (iii) that does not constitute (or ceases to constitute) Collateral, (iv) if the property subject to such Lien is owned by a Subsidiary Guarantor, upon the release of such Subsidiary Guarantor from its Loan Guaranty otherwise in accordance with the Loan Documents, (v) as required under clause (d) below or (vi) if approved, authorized or ratified in writing by the Required Lenders in accordance with Section 9.02; (b) subject to Section 9.22, release any Subsidiary Guarantor from its obligations under the Loan Guaranty if such Person ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions permitted hereunder; provided that the release of any Subsidiary Guarantor from its obligations under the Loan Guaranty if such Subsidiary Guarantor becomes an Excluded Subsidiary of the type described in clause (a) of the definition thereof shall only be permitted if at the time such Guarantor becomes an Excluded Subsidiary of such type (1) no Event of Default exists and (2) after giving pro forma effect to such release and the consummation of the transaction that causes such Person to be an Excluded Subsidiary of such type, the Lead Borrower is deemed to have made a new Investment in such Person for purposes of Section 6.06 (as if such Person were then newly acquired) in an amount equal to the portion of the fair market value of the net assets of such Person attributable to the Lead Borrower’s equity interest therein as reasonably estimated by the Lead Borrower and such Investment is permitted pursuant to Section 6.06 (other than Section 6.06(f)) at such time and (3) a Responsible Officer of the Lead Borrower certifies to the Administrative Agent compliance with preceding clauses (1) and (2)); provided further that, notwithstanding the foregoing, nothing in this paragraph shall be interpreted to prohibit the release of any Subsidiary Guarantor in connection with (A) any HPC Separation, (B) any HPC Separation Reorganization Transaction or (C) any other transactions or agreements reasonably necessary to effect any HPC Separation; (c) subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 6.02(d), 6.02(e), 6.02(g), 6.02(m), 6.02(n), 6.02(o) (other than any Lien on the Capital Stock of any Subsidiary Guarantor), 6.02(q), 6.02(r), 6.02(x), 6.02(y), 6.02(z)(i), 6.02(bb), 6.02(cc), 6.02(ee), 6.02(ff) and 6.02(ll) (and any Refinancing Indebtedness in respect of any thereof to the extent such Refinancing Indebtedness is permitted to be secured under Section 6.02(k)); provided that the subordination of any Lien on any property granted to or held by the Administrative Agent shall only be required to the extent that the Lien of the Administrative Agent with respect to such property is required to be subordinated to the relevant Permitted Lien in accordance with applicable law or the documentation governing the Indebtedness that is secured by such Permitted Lien; and

(d) enter into subordination, intercreditor and/or similar agreements with respect to Indebtedness that is (i) required or permitted to be subordinated hereunder and/or (ii) secured by Liens, and with respect to which Indebtedness, this Agreement contemplates an intercreditor, subordination or collateral trust agreement (this clause (d), together with clause (c) above, the “Permitted Subordination Provisions”). Upon the request of the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Loan Party from its obligations under the Guarantee or its Lien on any Collateral pursuant to this Article 8. In each case as specified in this Article 8, the Administrative Agent will (and each Lender, and Issuing Bank hereby authorizes the Administrative Agent to), at the Lead Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest therein, or to release such Loan Party from its obligations under the Loan Guaranty, in each case in accordance with the terms of the Loan Documents and this Article 8; provided that upon the request of the Administrative Agent, the Lead Borrower shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the terms of this Agreement. The Administrative Agent is authorized to enter any intercreditor agreement (including any Permitted Pari Passu Intercreditor Agreement, any First Lien/Second Lien Intercreditor Agreement or any Permitted Junior Intercreditor Agreement) contemplated hereby with respect to Indebtedness that is (i) required or permitted to be subordinated hereunder and/or (ii) secured by Liens and which Indebtedness contemplates an intercreditor, subordination or collateral trust agreement (any such other intercreditor agreement, an “Additional Agreement”), and the parties hereto acknowledge that any such Additional Agreement is binding upon them. Each Lender and Issuing Bank (a) hereby consents to the subordination of the Liens on the Collateral securing the Obligations on the terms set forth in the First Lien/Second Lien Intercreditor Agreement (b) hereby agrees that it will be bound by, and will not take any action contrary to the First Lien/Second Lien Intercreditor Agreement or any Additional Agreement and (c) hereby authorizes and instructs the Administrative Agent to enter into any Additional Agreement and to subject the Liens on the Collateral securing the Secured Obligations to the provisions thereof. The foregoing provisions are intended as an inducement to the Secured Parties to extend credit to the Borrowers, and the Secured Parties are intended third-party beneficiaries of such provisions and the provisions of the First Lien/Second Lien Intercreditor Agreement and any Additional Agreement. To the extent that the Administrative Agent (or any Affiliate thereof) or any Issuing Bank is not reimbursed and indemnified by the Lead Borrower, the Lenders will reimburse and indemnify the Administrative Agent (and any Affiliate thereof) or such Issuing Bank in proportion to their respective Applicable Percentages (or, as applicable, Dollar Revolving Applicable Percentages or Multicurrency Revolving Applicable Percentages) (determined as if there were no Defaulting Lenders) for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by the Administrative Agent (or any Affiliate thereof) or such Issuing Bank in performing its duties hereunder or under any other Loan Document or in any way relating to or arising out of this Agreement or any other Loan Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s (or such affiliate’s) or such Issuing Bank’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). Section 8.02 Erroneous Payments. (a) If the Administrative Agent notifies a Lender, Issuing Bank or Secured Party, or any Person who has received funds on behalf of a Lender, Issuing Bank or Secured Party (any such Lender, Issuing Bank, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole reasonable discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Payment Recipient shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent, in same day funds (in the currency so received), the amount of any such Erroneous Payment (or portion thereof), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent (i) in respect of amounts denominated in U.S. Dollars only, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with prevailing banking industry rules on interbank compensation from time to time in effect, or (ii) in respect of amounts denominated in any other currency only, at a rate determined by the Administrative Agent in accordance with prevailing banking industry rules on interbank compensation from time to time in effect. To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives an Erroneous Payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Erroneous Payment (the “Payment Notice”), or (y) that was not preceded or accompanied by a Payment Notice sent by the Administrative Agent (or any of its Affiliates), then, said Payment Recipient shall be on notice, in each case, that an error has been made with respect to such Erroneous Payment. Each Payment Recipient agrees that, in each such case, or if it otherwise becomes aware an Erroneous Payment (or portion thereof) may have been sent in error, such Payment Recipient shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent (i) in respect of amounts denominated in U.S. Dollars only, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with prevailing banking industry rules on interbank compensation from time to time in effect, or (ii) in respect of amounts denominated in any other currency only, at a rate determined by the Administrative Agent in accordance with prevailing banking industry rules on interbank compensation from time to time in effect. (c) Each Payment Recipient hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under any of the immediately preceding clauses (a) or (b) or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent (such unrecovered amount, an “Erroneous Payment Return Deficiency”), the Borrower and each other Loan Party hereby agrees that (x) the Administrative Agent shall be subrogated to all the rights of such Payment Recipient with respect to such amount (including, without limitation, the right to sell and assign the Loans (or any portion thereof), which were subject to the Erroneous Payment Return Deficiency) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Secured Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. For the avoidance of doubt, no assignment of an Erroneous Payment Deficiency will reduce the Commitments of any Payment Recipient and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to the assignment of an Erroneous Payment Deficiency, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Payment Recipient under the Loan Documents with respect to each Erroneous Payment Return Deficiency. (e) Each party’s obligations, agreements and waivers under this Section 8.02 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or Issuing Bank, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Secured Obligations (or any portion thereof) under any Loan Document. ARTICLE 9 MISCELLANEOUS Section 9.01 Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows: (i) if to any Loan Party, to such Loan Party in the care of the Lead Borrower at: Spectrum Brands, Inc. 3001 Deming Way Middleton, WI 53562-1431 Telephone: 608-275 3340 Facsimile: 608-288-4485 Attention: Jeremy Smeltser Email: Jeremy.smeltser@spectrumbrands.com (ii) if to the Administrative Agent, at: Royal Bank of Canada Agency Services Group 155 Wellington Street West, 8th Floor Toronto, Ontario M5V 3K7 Attention: Manager, Agency Services Facsimile: (416) 842-4023 Email: rbcmagnt@rbccm.com with a copy to (which shall not constitute notice to the Administrative Agent): Fried, Frank, Harris, Shriver & Jacobson LLP One New York Plaza New York, New York 10004 Attention: Daniel Bursky Telephone: (212) 859 8428 Email: Daniel.Bursky@friedfrank.com (iii) if to any Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.

All such notices and other communications (A) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof or three Business Days after dispatch if sent by certified or registered mail, in each case, delivered, sent or mailed (properly addressed) to the relevant party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01 or (B) sent by facsimile shall be deemed to have been given when sent and when receipt has been confirmed by telephone; provided that received notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, such notices or other communications shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and Internet or Intranet websites) pursuant to procedures set forth herein or otherwise approved by the Administrative Agent. The Administrative Agent or the Lead Borrower (on behalf of any Loan Party) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures set forth herein or otherwise approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or Intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (b)(i) of notification that such notice or communication is available and identifying the website address therefor. (c) Any party hereto may change its address or facsimile number or other notice information hereunder by notice to the other parties hereto. Section 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same is permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, to the extent permitted by law, the making of a Loan or the issuance of any Letter of Credit shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default or Event of Default at the time. (b) Subject to clauses (A), (B), (C) and (D) of this Section 9.02(b) and Sections 9.02(c) and (d) below, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified, except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Lead Borrower and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) or (ii) in the case of any other Loan Document (other than any waiver, amendment or modification to effectuate any modification thereto expressly contemplated by the terms of such other Loan Documents), pursuant to an agreement or agreements in writing entered into by the Administrative Agent and each Loan Party that is party thereto, with the consent of the Required Lenders; provided that, notwithstanding the foregoing:

(A) except with the consent of each Lender directly and adversely affected thereby (but without the consent of the Required Lenders other than with respect to (i) an increase in the aggregate amount of Commitments or (ii) provision of additional Collateral to support any increase in the aggregate amount of Commitments), no such waiver, amendment or modification shall: (1) increase the Commitment or Additional Commitment of such Lender (other than with respect to any Incremental Revolving Facility pursuant to Section 2.22 in respect of which such Lender has agreed to be an Additional Lender); it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments or Additional Commitments shall constitute an increase of any Commitment or Additional Commitment of such Lender; (2) reduce or forgive the principal amount of any Loan; (3) (x) extend the scheduled final maturity of any Loan or (y) postpone any Interest Payment Date or the date of any scheduled payment of any fee payable hereunder (in each case, other than any extension for administrative reasons agreed by the Administrative Agent); (4) reduce the rate of interest (other than to waive any Default or Event of Default or obligation of the Lead Borrower or Borrowers (if applicable) to pay interest at the default rate of interest under Section 2.13(f), which shall only require the consent of the Required Lenders) or the amount of any fee owed to such Lender; it being understood that no change in the definition of “First Lien Net Leverage Ratio” or any other ratio used in the calculation of the Applicable Rate or the Commitment Fee Rate, or in the calculation of any other interest or fee due hereunder (including any component definition thereof) shall constitute a reduction in any rate of interest or fee hereunder; (5) extend the expiry date of such Lender’s Commitment or Additional Commitment; it being understood that no amendment, modification or waiver of, or consent to departure from, any condition precedent, representation, warranty, covenant, Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments or Additional Commitments shall constitute an extension of any Commitment or Additional Commitment of any Lender; or (6) waive, amend or modify the provisions of Section 2.18(b) or 2.18(c) of this Agreement in a manner that would by its terms alter the pro rata sharing of payments required thereby (except in connection with any transaction permitted under Sections 2.22, 2.23 and/or 9.02(c) or as otherwise provided in this Section 9.02); (B) no such waiver, amendment or modification shall: (1) change any of the provisions of Section 9.02(a) or Section 9.02(b) or the definition of “Required Lenders” to reduce any voting percentage required to waive, amend or modify any right thereunder or make any determination or grant any consent thereunder, without the prior written consent of each Lender; provided that Section 9.02(a) and/or Section 9.02(b) may be amended to the extent necessary to permit the introduction of structural and tax considerations and collateral and guarantee arrangements (including collateral allocation mechanism arrangements) in connection with the execution of a Borrower Joinder Agreement;

(2) release all or substantially all of the Collateral from the Lien granted pursuant to the Loan Documents (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Article 8 or Section 9.22), without the prior written consent of each Lender; (3) release all or substantially all of the value of the Guarantees under the Loan Guaranty (except as otherwise permitted herein or in the other Loan Documents, including pursuant to Section 9.22 hereof), without the prior written consent of each Lender; (4) change any provisions of any Loan Document (i) in a manner that by its terms adversely affects the rights in respect of payments (including prepayments) due to Lenders holding Loans of any Class differently than those holding Loans of any other Class or (ii) in a manner that results in any adverse change to any payment waterfall provisions set forth in any Loan Document or any adverse change to the Guarantees or the Collateral, in each case without the written consent of (x) in the case of paragraph (4)(i), Lenders holding a majority of the outstanding Loans and unused Commitments in respect of the affected Class and (y) in the case of paragraph(4)(ii), the Required Lenders; (5) change the currency in which any Loan is denominated without the written consent of each Lender holding such Loans; (6) amend the definition of “Agreed Currencies” with respect to a specific Agreed Currency without the written consent of each Lender that is obligated to make Credit Extensions to any Borrower in such Agreed Currency (it being agreed that only the consent of the Lead Borrower, the Administrative Agent and each Lender obligated to make such Agreed Currency will be required to effect any changes thereto and any changes necessary for the implementation of an additional Agreed Currency); or (7) (i) subordinate any of the Liens securing all or any portion of the Obligations to any Lien securing other Indebtedness, or (ii) subordinate all or any portion of the Obligations in right of payment to any other Indebtedness, in each case except (x) any Indebtedness that is permitted by this Agreement (as in effect on the Closing Date) to rank (or be made to rank) senior in payment or lien priority to the Secured Obligations pursuant to the Permitted Subordination Provisions (as in effect on the Closing Date) and (y) if each adversely affected Lender is offered the opportunity to participate on a pro rata basis in such other Indebtedness on the same terms and conditions, and with the same fees and other economics, as is offered to all other providers (or their respective Affiliates) of such other Indebtedness; (C) solely with the consent of the Required Lenders (determined by disregarding the Loans or any Commitments of any Lender other than a Revolving Lender), (1) any such agreement may (x) waive, amend or modify Section 6.15 (or the definition of “Total Net Leverage Ratio” or any component definition thereof, in each case, as any such definition is used solely for purposes of Section 6.15) (other than, in the case of Section 6.15(a), for purposes of determining compliance with such Section as a condition to taking any action under this Agreement) (other than as permitted under clause (y)) and/or (y) waive, amend or modify any condition precedent set forth in Section 4.02 as it pertains to any Revolving Loan and/or Additional Revolving Loan and/or (2) waive, amend or modify any other provision of this Agreement that by its terms affects the rights and duties of the Revolving Lenders including the Ancillary Facilities and related definitions; and (D) solely with the consent of the relevant Issuing Bank, the Administrative Agent and the Required Lenders (but without the consent of the Required Lenders or any other Lender), any such agreement may waive, amend or modify the definition “Dollar Letter of Credit Sublimit” or “Multicurrency Letter of Credit Sublimit”, provided, further, that no agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank hereunder without the prior written consent of the Administrative Agent or such Issuing Bank, as the case may be. The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.05, Commitment reductions or terminations pursuant to Section 2.09, incurrences of Additional Commitments or Additional Loans pursuant to Section 2.22, 2.23 or 9.02(c) and reductions or terminations of any such Additional Commitments or Additional Loans. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment and any Additional Commitment of any Defaulting Lender may not be increased without the consent of such Defaulting Lender (it being understood that any Commitment, Additional Commitment or Loan held or deemed held by any Defaulting Lender shall be excluded from any vote hereunder that requires the consent of any Lender, except as expressly provided in Section 2.21(b)). Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Lead Borrower or the Borrowers (if applicable) (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion. (c) Notwithstanding the foregoing, this Agreement may be amended: (i) [reserved], and (ii) with the written consent of the Lead Borrower and the Lenders providing the relevant Replacement Revolving Facility to permit the refinancing or replacement of all or any portion of the Revolving Credit Commitment or any Additional Revolving Commitment under the applicable Class (any such Revolving Credit Commitment or Additional Revolving Commitment being refinanced or replaced, a “Replaced Revolving Facility”) with a replacement revolving facility hereunder (a “Replacement Revolving Facility”) pursuant to a Refinancing Amendment; provided that: (A) the aggregate principal amount of any Replacement Revolving Facility shall not exceed the aggregate principal amount of the Replaced Revolving Facility (plus (x) any additional amounts permitted to be incurred under Section 6.01(a), (q), (u), (w) and/or (z) and, to the extent any such additional amounts are secured, the related Liens are permitted under Section 6.02(k) (with respect to Liens securing Indebtedness permitted by Section 6.01(a), (q), (u), (w) or (z)) and/or (ii) and plus (y) the amount of accrued interest and premium thereon, any committed but undrawn amounts and underwriting discounts, fees (including upfront fees and original issue discount), commissions and expenses associated therewith), (B) no Replacement Revolving Facility may have a final maturity date (or require commitment reductions) prior to the final maturity date of the relevant Replaced Revolving Facility at the time of such refinancing, (C) any Replacement Revolving Facility may be pari passu or junior in right of payment and pari passu or junior with respect to the Collateral with the remaining portion of the Revolving Credit Commitments or Additional Revolving Commitments (shall be subject to a Permitted Pari Passu Intercreditor Agreement or Permitted Junior Intercreditor Agreement, as applicable, and may be, at the option of the

Administrative Agent and the Lead Borrower, documented in a separate agreement or agreements), or be unsecured, (D) if any Replacement Revolving Facility is secured, it may not be secured by any assets other than the Collateral, (E) if any Replacement Revolving Facility is guaranteed, it may not be guaranteed by any Person other than one or more Loan Parties, (F) any Replacement Revolving Facility that is pari passu in right of payment and pari passu in right of security may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) (or, if junior in right of payment or security, shall be on a junior basis with respect thereto) in any voluntary or mandatory repayment or prepayment in respect of the Replaced Revolving Facility (and any Additional Revolving Loans then subject to ratable repayment requirements), in each case as agreed by the Lead Borrower and the Lenders providing the relevant Replacement Revolving Facility, (G) any Replacement Revolving Facility shall be subject to the “ratability” provisions applicable to Extended Revolving Credit Commitments and Extended Revolving Loans set forth in the proviso to clause (ii) of Section 2.23(a), mutatis mutandis, to the same extent as if fully set forth in this Section 9.02(c)(ii), (H) any Replacement Revolving Facility shall have pricing (including interest, fees and premiums, and as to which the proviso in Section 2.22(a)(v) shall not apply) and, subject to preceding clause (F), optional prepayment and redemption terms as the Lead Borrower and the lenders providing such Replacement Revolving Facility may agree, (I) no Default under Section 7.01(a), 7.01(f) or 7.01(g) or Event of Default shall exist immediately prior to or after giving effect to the effectiveness of the relevant Replacement Revolving Facility, (J) either (i) the other terms and conditions of any Replacement Revolving Facility (excluding pricing, interest, fees, rate floors, premiums, optional prepayment or redemption terms, security and maturity, subject to preceding clauses (B) through (G)) shall be substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Lead Borrower) to the lenders providing such Replacement Revolving Facility than those applicable to the Replaced Revolving Facility (other than covenants or other provisions applicable only to periods after the Latest Maturity Date (in each case, as of the date of incurrence of the relevant Replacement Revolving Facility)) or (ii) such Replacement Revolving Facility shall be provided on then-current market terms for the applicable type of Indebtedness, and (K) the commitments in respect of the Replaced Revolving Facility shall be terminated, and all loans outstanding thereunder and all fees in connection therewith shall be paid in full, in each case on the date such Replacement Revolving Facility is implemented. Each party hereto hereby agrees that, upon the effectiveness of any Refinancing Amendment, this Agreement shall be amended by the Lead Borrower or the Borrowers (if applicable), the Administrative Agent and the lenders providing the relevant Replacement Revolving Facility, as applicable, to the extent (but only to the extent) necessary to reflect the existence and terms of such Replacement Revolving Facility, as applicable, incurred or implemented pursuant thereto (including any amendment necessary to treat the loans and commitments subject thereto as a separate “tranche” and “Class” of Loans and/or commitments hereunder). It is understood that any

Lender approached to provide all or a portion of any Replacement Revolving Facility may elect or decline, in its sole discretion, to provide such Replacement Revolving Facility. Any Refinancing Amendment may provide for the issuance of Ancillary Facilities for the account of a Revolving Facility Borrower in respect of a tranche of Revolving Credit Commitments on terms substantially equivalent to the terms of the applicable Ancillary Facilities under the Revolving Credit Commitments. (d) Notwithstanding anything to the contrary contained in this Section 9.02 or any other provision of this Agreement or any provision of any other Loan Document, (i) the Lead Borrower and the Administrative Agent may, without the input or consent of any Lender, amend, supplement and/or waive any guaranty, collateral security agreement, pledge agreement and/or related document (if any) executed in connection with this Agreement to (w) to add Additional Borrowers as permitted hereunder, (x) comply with Requirements of Law or the advice of counsel or (y) cause any such guaranty, collateral security agreement, pledge agreement or other document to be consistent with this Agreement and/or the relevant other Loan Documents, (ii) the Lead Borrower and the Administrative Agent may, without the input or consent of any other Lender (other than the relevant Lenders (including Additional Lenders) providing Loans under such Sections), effect amendments to this Agreement and the other Loan Documents as may be necessary in the reasonable opinion of the Lead Borrower and the Administrative Agent to effect the provisions of Section 2.22, 2.23, 5.12, 6.13 or 9.02(c), or any other provision specifying that any waiver, amendment or modification may be made with the consent or approval of the Administrative Agent, (iii) if the Administrative Agent and the Lead Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, then the Administrative Agent and the Lead Borrower shall be permitted to amend such provision solely to address such matter as reasonably determined by them acting jointly if such amendment is not objected to in writing by the Required Lenders to the Administrative Agent within five (5) Business Days following receipt of notice thereof and (iv) the Lead Borrower and the Administrative Agent may, without the input or consent of any Lender, supplement and/or waive any provision of Section 2.26 in a manner that is not adverse in any material respect to any Revolving Lender or any Ancillary Lender. (d) The Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or to enter into additional Loan Documents as the Administrative Agent deems appropriate in order to implement any Canadian Benchmark Replacement or any Canadian Conforming Change or otherwise effectuate the terms of Section 2.28(a) in accordance with the terms thereof. Section 9.03 Expenses; Indemnity. (a) The Lead Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by each Arranger, each Issuing Bank, the Administrative Agent and their respective Affiliates (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in each relevant jurisdiction to all such Persons, taken as a whole) in connection with the syndication and distribution (including via the Internet or through a service such as Intralinks or SyndTrak) of the Credit Facilities, the preparation, execution, delivery and administration of the Loan Documents and any related documentation, including in connection with any amendment, modification or waiver of any provision of any Loan Document (whether or not the transactions contemplated thereby are consummated, but only to the extent the preparation of any such amendment, modification or waiver was requested by the Lead Borrower and except as otherwise provided in a separate writing between the Lead Borrower, the relevant Arranger, the relevant Issuing Bank and/or the Administrative Agent) and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, the Arrangers, the Issuing Banks or the Lenders or any of their respective Affiliates (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one firm of outside counsel to all such Persons taken as a whole and, if necessary, of one local counsel in each relevant jurisdiction to all such Persons, taken as a whole and solely in the case of an actual or perceived conflict of interest, (x) one additional counsel to all Persons, taken as a whole, and (y) one additional local counsel in each appropriate jurisdiction to all Persons, taken as a whole) in connection with the enforcement, collection or protection of their respective rights in connection with the Loan Documents, including their respective rights under this Section 9.03, or in connection with the Loans made and/or Letters of Credit issued hereunder. (b) The Lead Borrower shall indemnify each Arranger, the Administrative Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages and liabilities (but limited, in the case of legal fees and expenses, to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to all Indemnitees taken as a whole and, if necessary, one local counsel in each appropriate jurisdiction to all Indemnitees, taken as a whole and solely in the case of an actual or perceived conflict of interest, (x) one additional counsel to all affected Indemnitees, taken as a whole, and (y) one additional local counsel in each appropriate jurisdiction to all affected Indemnitees, taken as a whole), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the Transactions or the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby and/or the enforcement of the Loan Documents, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby or thereby, (ii) the use of the proceeds of the Loans or any Letter of Credit, (iii) any actual or alleged Release or presence of Hazardous Materials on, at, under or from any property currently or formerly owned or operated by the Lead Borrower, any of its Restricted Subsidiaries or any other Loan Party or any Environmental Liability related to the Lead Borrower, any of its Restricted Subsidiaries or any other Loan Party and/or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or by the Lead Borrower, any other Loan Party or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that any such loss, claim, damage, or liability (i) is determined by a final and non-appealable judgment of a court of competent jurisdiction (or documented in any settlement agreement referred to below) to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee or, to the extent such judgment finds (or such settlement agreement acknowledges) that any such loss, claim, damage, or liability has resulted from such Person’s (or such Person’s affiliates, successors, assigns or Related Parties) material breach of the Loan Documents or (ii) arises out of any claim, litigation, investigation or proceeding brought by such Indemnitee against another Indemnitee (other than any claim, litigation, investigation or proceeding that is brought by or against the Administrative Agent or any Arranger or Issuing Bank, acting in its capacity as such) that does not involve any act or omission of the Holdings, the Borrowers or any of their subsidiaries. Each Indemnitee shall be obligated to refund or return any and all amounts paid by the Lead Borrower pursuant to this Section 9.03(b) to such Indemnitee for any fees, expenses, or damages to the extent such Indemnitee is not entitled to payment thereof in accordance with the terms hereof. This Section 9.03(b) shall not apply to Taxes other than any Taxes that represent losses, claims, damages or liabilities in respect of a non-Tax claim. Notwithstanding anything to the contrary contained herein or in any other Loan Document, in no event shall any Loan Party that is not Holdings, the Lead Borrower or any Domestic Subsidiary have any payment, reimbursement or guarantee obligations for the Lead Borrower or any Domestic Subsidiary for the payment requirements under this Section 9.03. (c) The Lead Borrower shall not be liable for any settlement of any proceeding effected without its consent (which consent shall not be unreasonably withheld, delayed or conditioned), but if any proceeding is settled with the Lead Borrower’s written consent, or if the Lead Borrower is offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to assume such defense, or if there is a final judgment against any Indemnitee in any such proceeding, the Lead Borrower agrees to indemnify and hold harmless each Indemnitee to the extent and in the manner set forth above. The Lead Borrower shall not, without the prior written consent of the affected Indemnitee (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceeding in respect of which indemnity could have been sought hereunder by such Indemnitee unless (i) such settlement includes an unconditional release of such Indemnitee from all liability or claims that are the subject matter of such proceeding and (ii) such settlement does not include any statement as to any admission of fault or culpability. Section 9.04 Waiver of Claim. To the extent permitted by applicable law, no party to this Agreement shall assert, and each hereby waives, any claim against any other party hereto or any Related Party thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan or any Letter of Credit or the use of the proceeds thereof, except, in the case of any claim by any Indemnitee against the Lead Borrower, to the extent such damages would otherwise be subject to indemnification pursuant to the terms of Section 9.03. Section 9.05 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided that (i) except as provided under Section 6.07, the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with the terms of this Section 9.05. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, Participants (to the extent provided in paragraph (c) of this Section 9.05) and, to the extent expressly contemplated hereby, the Related Parties of each of the Arrangers, the Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of any Loan or Additional Commitment added pursuant to Section 2.22, 2.23 or 9.02(c) at the time owing to it) with the prior written consent (not to be unreasonably withheld or delayed) of: (A) the Lead Borrower; provided that no consent of the Lead Borrower shall be required (x) for any assignment of Revolving Loans, Additional Revolving Loans, Revolving Credit Commitments or Additional Revolving Commitments to another Revolving Lender, an Affiliate of any Revolving Lender or an Approved Fund of any Revolving Lender, or (y) if an Event of Default under Section 7.01(a) or Section 7.01(f) or (g) (solely with respect to the Lead Borrower) exists; (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for any assignment to another Lender, any Affiliate of a Lender or any Approved Fund; and (C) in the case of the Revolving Facility or any Additional Revolving Facility, each Issuing Bank. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of any assignment to another Lender, any Affiliate of any Lender or any Approved Fund or any assignment of the entire remaining amount of the relevant assigning Lender’s Loans or commitments of any Class, the principal amount of Loans or commitments of the assigning Lender subject to the relevant assignment (determined as of the date on which the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent and determined on an aggregate basis in the event of concurrent assignments to Related Funds or by Related Funds) shall not be less than $5,000,000 in the case of Revolving Loans, Additional Revolving Loans, Revolving Credit Commitments or Additional Revolving Commitments unless the Lead Borrower and the Administrative Agent otherwise consent; (B) any partial assignment shall be made as an assignment of a proportionate part of all the relevant assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent (or, if previously agreed with the Administrative Agent, manually), and shall pay to the Administrative Agent a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and (D) the relevant Eligible Assignee, if it is not a Lender, shall deliver on or prior to the effective date of such assignment, to the Administrative Agent (1) an Administrative Questionnaire and (2) any IRS form required under Section 2.17. (iii) Subject to the acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section 9.05, from and after the effective date specified in any Assignment and Assumption, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned pursuant to such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement (including with respect to any Ancillary Facility), and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be (A) entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03 with respect to facts and circumstances occurring on or prior to the effective date of such assignment and (B) subject to its obligations thereunder and under Section 9.13). If any assignment by any Lender holding any Promissory Note is made after the issuance of such Promissory Note, the assigning Lender shall, upon the effectiveness of such assignment or as promptly thereafter as practicable, surrender such Promissory Note to the Administrative Agent for cancellation, and, following such cancellation, if requested by either the assignee or the assigning Lender, the Lead Borrower shall issue and deliver a new Promissory Note to such assignee and/or to such assigning Lender, with appropriate insertions, to reflect the new commitments and/or outstanding Loans of the assignee and/or the assigning Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (b) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (c) of this Section 9.05. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders and their respective successors and assigns, and the commitment of, and principal amount of and interest on the Loans and LC Disbursements owing to, each Lender or Issuing Bank pursuant to the terms hereof from time to time (the “Register”). Failure to make any such recordation, or any error in such recordation, shall not affect the Lead Borrower’s obligations in respect of such Loans and LC Disbursements. The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, each Issuing Bank and each Lender (but only as to its own holdings), at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Eligible Assignee, the Eligible Assignee’s completed Administrative Questionnaire and any tax certification required by Section 9.05(b)(ii)(D)(2) (unless the assignee is already a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 9.05, if applicable, and any written consent to the relevant assignment required by paragraph (b) of this Section 9.05, the Administrative Agent shall promptly accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(vi) By executing and delivering an Assignment and Assumption, the assigning Lender and the Eligible Assignee thereunder shall be deemed to confirm and agree with each other and the other parties hereto as follows: (A) such assigning Lender warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that the amount of its commitments, and the outstanding balances of its Loans, in each case without giving effect to any assignment thereof which has not become effective, are as set forth in such Assignment and Assumption, (B) except as set forth in clause (A) above, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statement, warranty or representation made in or in connection with this Agreement, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto, or the financial condition of the Lead Borrower or any Restricted Subsidiary or the performance or observance by the Lead Borrower or any Restricted Subsidiary of any of its obligations under this Agreement, any other Loan Document or any other instrument or document furnished pursuant hereto; (C) such assignee represents and warrants that it is an Eligible Assignee, legally authorized to enter into such Assignment and Assumption; (D) such assignee confirms that it has received a copy of this Agreement together with copies of the most recent financial statements delivered pursuant to Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Assumption; (E) such assignee will independently and without reliance upon the Administrative Agent, the assigning Lender or any other Lender and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (F) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent, by the terms hereof, together with such powers as are reasonably incidental thereto; and (G) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Lender. (c) (i) Any Lender may, without the consent of the Lead Borrower, the Administrative Agent, any Issuing Bank or any other Lender, sell participations to any bank or other entity (other than to (x) so long as no Event of Default under Section 7.01(a), (f) or (g) has occurred and is continuing, any Disqualified Institution or (y) any natural Person or the Lead Borrower or any of its Affiliates) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its commitments and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Lead Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which any Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the relevant Participant, agree to any amendment, modification or waiver described in (x) clause (A) of the first proviso to Section 9.02(b) that directly and adversely affects the Loans or commitments in which such Participant has an interest and (y) clause (B)(1), (2) or (3) of the first proviso to Section 9.02(b). Subject to paragraph (c)(ii) of this Section 9.05, the Lead Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 9.05 (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender, and if additional amounts are required to be paid pursuant to Section 2.17(a) or Section 2.17(c), to the Lead Borrower upon reasonable written request by the Lead Borrower). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.18(c) as though it were a Lender. (ii) No Participant shall be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the participating Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Lead Borrower’s prior written consent expressly acknowledging that such Participant’s entitlement to benefits under Sections 2.15, 2.16 and 2.17 is not limited to what the participating Lender would have been entitled to receive absent the participation. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and their respective successors and assigns, and the principal amounts and stated interest of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to any Participant’s interest in any Commitment, Loan, Letter of Credit or any other obligation under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and each Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (other than to any Disqualified Institution or any natural person) to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to any Federal Reserve Bank or other central bank having jurisdiction over such Lender, and this Section 9.05 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release any Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Lead Borrower, the option to provide to the Lead Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Lead Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of any Loan by an SPC hereunder shall utilize the Commitment or Additional Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that (i) neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Lead Borrower or the Borrowers (if applicable) under this Agreement (including its obligations under Section 2.15, 2.16 or 2.17) and no SPC shall be entitled to any greater amount under Section 2.13, 2.14 or 2.15 or any other provision of this Agreement or any other Loan Document that the Granting Lender would have been entitled to receive, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender) and (iii) the Granting Lender shall for all purposes including approval of any amendment, waiver or other modification of any provision of the Loan Documents, remain the Lender of record hereunder. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the U.S. or any State thereof; provided that (i) such SPC’s Granting Lender is in compliance in all material respects with its obligations to the Lead Borrower or the Borrowers (if applicable) hereunder and (ii) each Lender designating any SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such SPC during such period of forbearance. In addition, notwithstanding anything to the contrary contained in this Section 9.05, any SPC may (i) with notice to, but without the prior written consent of, the Lead Borrower or the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loan to the Granting Lender and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guaranty or credit or liquidity enhancement to such SPC.

(f) (i) No assignment or participation shall be made to any Person that was a Disqualified Institution as of the date (the “Trade Date”) on which the assigning Lender entered into a binding agreement to sell and assign all or a portion of its rights and obligations under this Agreement to such Person (unless (x) an Event of Default under Section 7.01(a), (f) or (g) has occurred and is continuing or (y) the Lead Borrower has consented to such assignment in writing in its sole and absolute discretion, in which case, in the case of clauses (x) and (y), such Person will not be considered a Disqualified Institution for the purpose of such assignment or participation). For the avoidance of doubt, with respect to any assignee that becomes a Disqualified Institution after the applicable Trade Date (including as a result of the delivery of a notice pursuant to, and/or the expiration of the notice period referred to in, the definition of “Disqualified Institution”), (x) such assignee shall not retroactively be disqualified from becoming a Lender and (y) the execution by the Lead Borrower of an Assignment and Assumption with respect to such assignee will not by itself result in such assignee no longer being considered a Disqualified Institution. Any assignment in violation of this clause (h)(i) shall not be void, but the other provisions of this clause (h) shall apply. (ii) If any assignment or participation is made to any Disqualified Institution without the Lead Borrower’s prior written consent in violation of clause (i) above, or if any Person becomes a Disqualified Institution after the applicable Trade Date, the Lead Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Institution or and the Administrative Agent, (A) terminate any Revolving Credit Commitment of such Disqualified Institution and repay all obligations of the Borrowers owing to such Disqualified Institution in connection with such Revolving Credit Commitment and/or (B) require such Disqualified Institution to assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.05), all of its interest, rights and obligations under this Agreement to one or more Eligible Assignees at the lowest of (x) the principal amount thereof and (y) the amount that such Disqualified Institution paid to acquire such interests, rights and obligations. (iii) Notwithstanding anything to the contrary contained in this Agreement, Disqualified Institutions (A) will not (x) have the right to receive information, reports or other materials provided to Lenders by the Lead Borrower, the Administrative Agent or any other Lender, (y) attend or participate in meetings attended by the Lenders and the Administrative Agent, or (z) access any electronic site established for the Lenders or confidential communications from counsel to or financial advisors of the Administrative Agent or the Lenders and (B) (x) for purposes of any consent to any amendment, waiver or modification of, or any action under, and for the purpose of any direction to the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) under this Agreement or any other Loan Document, each Disqualified Institution will be deemed to have consented in the same proportion as the Lenders that are not Disqualified Institutions consented to such matter, and (y) for purposes of voting on any plan, each Disqualified Institution party hereto hereby agrees (1) not to vote on such plan, (2) if such Disqualified Institution does vote on such plan notwithstanding the restriction in the foregoing clause (1), such vote will be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws), and such vote shall not be counted in determining whether the applicable class has accepted or rejected such plan in accordance with Section 1126(c) of the Bankruptcy Code (or any similar provision in any other Debtor Relief Laws) and (3) not to contest any request by any party for a determination by the Bankruptcy Court (or other applicable court of competent jurisdiction) effectuating the foregoing clause (2). (iv) The Administrative Agent shall not disclose (verbally or in writing) the list of Disqualified Institutions provided by the Lead Borrower and any updates thereto from time to time (collectively, the “DQ List”) to any person, but may confirm, verbally and upon the request or inquiry by any Lender, whether a particular potential assignee or participant is listed on the list of Disqualified Institutions (provided, that, such Lender agrees to keep such information confidential and each Lender party to this Agreement (on or after the Closing Date) expressly acknowledges that the DQ List shall be treated as “Confidential Information” subject to the restrictions of Section 9.13 (except to the extent disclosure of a particular Disqualified Institution’s status is required in connection with a potential assignment to such particular Disqualified Institution)).

(v) The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (y) have any liability with respect to or arising out of any assignment or participation of Loans, or disclosure of confidential information, to any Disqualified Institution. Section 9.06 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letter of Credit regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect until the Termination Date. The provisions of Sections 2.15, 2.16, 2.17, 9.03 and 9.13 and Article 8 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Credit Commitment or any Additional Commitment, the occurrence of the Termination Date or the termination of this Agreement or any provision hereof but in each case, subject to the limitations set forth in this Agreement. Section 9.07 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement shall become effective when it has been executed by Holdings, the Lead Borrower and the Administrative Agent and when the Administrative Agent has received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery by fax or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document and the words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement or any other Loan Document shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. The Administrative Agent may, in its discretion, require that any such documents and signatures executed electronically or delivered by fax or other electronic transmission be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature executed electronically or delivered by fax or other electronic transmission. Section 9.08 Severability. To the extent permitted by law, any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 9.09 Right of Setoff. At any time when an Event of Default exists, upon the written consent of the Administrative Agent, the Administrative Agent, each Issuing Bank, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations (in any currency) at any time owing by the Administrative Agent, such Issuing Bank or such Lender or Affiliate (including by branches and agencies of the Administrative Agent, such Issuing Bank or such Lender, wherever located) to or for the credit or the account of the Lead Borrower or any Loan Party against any of and all the Secured Obligations held by the Administrative Agent, such Issuing Bank or such Lender or Affiliate, irrespective of whether or not the Administrative Agent, such Issuing Bank or such Lender or Affiliate shall have made any demand under the Loan Documents and although such obligations may be contingent or unmatured or are owed to a branch or office of such Lender or Issuing Bank different than the branch or office holding such deposit or obligation on such Indebtedness. Any applicable Lender, Issuing Bank or Affiliate shall promptly notify the Lead Borrower and the Administrative Agent of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section 9.09. The rights of each Lender, each Issuing Bank, the Administrative Agent and each Affiliate under this Section 9.09 are in addition to other rights and remedies (including other rights of setoff) which such Lender, such Issuing Bank, the Administrative Agent or such Affiliate may have. Section 9.10 Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN THE OTHER LOAN DOCUMENTS), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. EACH PARTY HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH PARTY HERETO AGREES THAT THE ADMINISTRATIVE AGENT RETAINS THE RIGHT TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION SOLELY IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY COLLATERAL DOCUMENT. (c) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION 9.10. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT. (d) TO THE EXTENT PERMITTED BY LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES AS PROVIDED FOR IN SECTION 9.01. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO

SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY LOAN DOCUMENT THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. Section 9.11 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11. Section 9.12 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 9.13 Confidentiality. Each of the Administrative Agent, each Lender, each Issuing Bank and each Arranger agrees (and each Lender agrees to cause its SPC, if any) to maintain the confidentiality of the Confidential Information (as defined below), except that Confidential Information may be disclosed (a) to its Affiliates and its and its Affiliates’ respective directors, officers, managers, employees, independent auditors, or other experts and advisors, including accountants, legal counsel and other advisors (collectively, the “Representatives”) on a “need to know” basis solely in connection with the transactions contemplated hereby and who are informed of the confidential nature of the Confidential Information and are or have been advised of their obligation to keep the Confidential Information of this type confidential; provided that such Person shall be responsible for its Affiliates’ and their Representatives’ compliance with this paragraph; provided, further, that unless the Lead Borrower otherwise consents, no such disclosure shall be made by the Administrative Agent, any Issuing Bank, any Arranger, any Lender, any Ancillary Lender or any Affiliate or Representative thereof to any Affiliate or Representative of the Administrative Agent, any Issuing Bank, any Arranger, any Lender or any Ancillary Lender that (i) is engaged as a principal primarily in private equity, mezzanine financing or venture capital (other than, in each case, to a limited number of senior employees who are required, in accordance with industry regulations or the Lender’s internal policies and procedures to act in a supervisory capacity and the Lender’s internal legal, compliance, risk management, credit or investment committee members and who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential) or (ii) is a Disqualified Institution, (b) upon the demand or request of any regulatory or governmental authority (including any self-regulatory body) purporting to have jurisdiction over such Person or its Affiliates (in which case such Person shall, except with respect to any audit or examination conducted by bank accountants or any Governmental Authority or regulatory or self-regulatory authority exercising examination or regulatory authority, to the extent practicable and permitted by law, (i) inform the Lead Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any information so disclosed is accorded confidential treatment), (c) to the extent compelled by legal process in, or reasonably necessary to, the defense of such legal, judicial or administrative proceeding, in any legal, judicial or administrative proceeding or otherwise as required by applicable Requirements of Law (in which case such Person shall (i) to the extent practicable and permitted by law, inform the Lead Borrower promptly in advance thereof and (ii) use commercially reasonable efforts to ensure that any such information so disclosed is accorded confidential treatment), (d) to any other party to this Agreement, (e) subject to an acknowledgment and agreement by the relevant recipient that the Confidential Information is being disseminated on a confidential basis (on substantially the terms set forth in this paragraph or as otherwise reasonably acceptable to the Lead Borrower and the Administrative Agent) in accordance with the standard syndication process of the Arrangers or market standards for dissemination of the relevant type of information, which shall in any event require “click through” or other affirmative action on the part of the recipient to access the Confidential Information and acknowledge its confidentiality obligations in respect thereof, to (i) any

Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement, including any SPC (in each case other than a Disqualified Institution), (ii) any pledgee referred to in Section 9.05, (iii) any actual or prospective, direct or indirect contractual counterparty (or its advisors) to any Derivative Transaction (including any credit default swap), securitization, or similar derivative product to which any Loan Party is a party or other transaction under which payments are to be made by reference to any Borrower and its obligations, this Agreement or payments hereunder and (iv) subject to the Lead Borrower’s prior approval of the information to be disclosed (not to be unreasonably withheld or delayed), to Moody’s or S&P on a confidential basis in connection with obtaining or maintaining ratings as required under Section 5.13, (f) with the prior written consent of the Lead Borrower and (g) to the extent (1) the Confidential Information becomes publicly available other than as a result of a breach of this Section 9.13 by such Person, its Affiliates or their respective Representatives or (2) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any Arranger or any of their respective Affiliates from a third-party source that is not known to be subject to a confidentiality obligation to the Lead Borrower and/or any of its subsidiaries. For purposes of this Section 9.13, “Confidential Information” means all information relating to the Borrowers and/or any of their subsidiaries and their respective businesses or the Transactions (including any information obtained by the Administrative Agent, any Issuing Bank, any Lender, any Ancillary Lender or any Arranger, or any of their respective Affiliates or Representatives, based on a review of the books and records relating to the Borrowers and/or any of their subsidiaries and their respective Affiliates from time to time, including prior to the date hereof) other than any such information that is publicly available to the Administrative Agent or any Arranger, Issuing Bank, or Lender on a non-confidential basis prior to disclosure by the Borrowers or any of their subsidiaries. For the avoidance of doubt, in no event shall any disclosure of any Confidential Information be made to Person that is a Disqualified Institution at the time of disclosure. Section 9.14 No Fiduciary Duty. Each of the Administrative Agent, the Arrangers, each Lender, each Ancillary Lender, each Issuing Bank and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their respective affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its respective stockholders or its respective affiliates, on the other. Each Loan Party acknowledges and agrees that: (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its respective stockholders or its respective affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its respective stockholders or its respective Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of such Loan Party, its respective management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that such Loan Party has consulted its own legal, tax and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Section 9.15 Several Obligations. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan, issue any Letter of Credit or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Section 9.16 USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies the Loan Parties that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act and a certification regarding beneficial ownership required by 31 C.F.R. § 1010.230.

Section 9.17 Disclosure. Each Loan Party, each Issuing Bank and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. Section 9.18 Appointment for Perfection. Each Lender hereby appoints each other Lender and each Issuing Bank as its agent for the purpose of perfecting Liens for the benefit of the Administrative Agent, the Issuing Banks and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. If any Lender or Issuing Bank (other than the Administrative Agent) obtains possession of any Collateral, such Lender, Issuing Bank shall notify the Administrative Agent thereof; and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. Section 9.19 Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan or Letter of Credit, together with all fees, charges and other amounts which are treated as interest on such Loan or Letter of Credit under applicable law (collectively the “Charged Amounts”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender or Issuing Bank holding such Loan or Letter of Credit in accordance with applicable law, the rate of interest payable in respect of such Loan or Letter of Credit hereunder, together with all Charged Amounts payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charged Amounts that would have been payable in respect of such Loan or Letter of Credit but were not payable as a result of the operation of this Section 9.19 shall be cumulated and the interest and Charged Amounts payable to such Lender or Issuing Bank in respect of other Loans or Letters of Credit or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender or Issuing Bank. Section 9.20 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Administrative Agent or the Lenders hereunder or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Administrative Agent of any sum adjudged to be so due in the Judgment Currency, the Administrative Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Administrative Agent from the Borrowers in the Agreement Currency, the Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify the Administrative Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Administrative Agent in such currency, the Administrative Agent agrees to return the amount of any excess to the Borrowers (or to any other Person who may be entitled thereto under applicable Requirements of Law). Section 9.21 Conflicts. Notwithstanding anything to the contrary contained herein or in any other Loan Document, in the event of any conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall govern and control. Section 9.22 Release of Guarantors. Notwithstanding anything in Section 9.02(b) to the contrary, any Subsidiary Guarantor shall automatically be released from its obligations hereunder (and its Loan Guaranty shall be automatically released) (a) upon the consummation of any permitted transaction or series of related transactions if as a result thereof such Subsidiary Guarantor ceases to be a Restricted Subsidiary (or becomes an Excluded Subsidiary as a result of a single transaction or series of related transactions permitted hereunder; provided, that the release of any Subsidiary Guarantor from its obligations under the Loan Guaranty if such Subsidiary Guarantor becomes an Excluded Subsidiary of the type described in clause (a) of the definition thereof shall only be permitted if at the time such Guarantor becomes an Excluded Subsidiary of such type (i) no Event of Default exists, (ii) after giving pro forma effect to such release and the consummation of the transaction that causes such Person to be an Excluded

Subsidiary of such type, the Lead Borrower is deemed to have made a new Investment in such Person for purposes of Section 6.06 (as if such Person were then newly acquired) in an amount equal to the portion of the fair market value of the net assets of such Person attributable to the Lead Borrower’s equity interest therein as reasonably estimated by the Lead Borrower and such Investment is permitted pursuant to Section 6.06 (other than Section 6.06(f)) at such time and (iii) a Responsible Officer of the Lead Borrower certifies to the Administrative Agent compliance with preceding clauses (i) and (ii)) and/or (b) upon the occurrence of the Termination Date. In connection with any such release, the Administrative Agent shall promptly execute and deliver to the relevant Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence termination or release; provided that upon the request of the Administrative Agent, the Lead Borrower shall deliver a certificate of a Responsible Officer certifying that the relevant transaction has been consummated in compliance with the terms of this Agreement. Any execution and delivery of documents pursuant to the preceding sentence of this Section 9.22 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents). Section 9.23 Reaffirmation. Except as specifically amended herein, all Loan Documents (including the Loan Guaranty and each of the Collateral Documents and all Liens granted thereunder in respect of the Secured Obligations) shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. As of the Closing Date, each Loan Party reaffirms its obligations under the Loan Documents to which it is party and its prior grant and the validity of the Liens granted by it pursuant to the Collateral Documents, with all such Liens continuing in full force and effect after giving effect to this Agreement and shall secure all Secured Obligations. Section 9.24 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write- down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority. Section 9.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Hedge Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support,” and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 9.26 ERISA Representation of the Lenders. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Borrowers or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this Agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of subsections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) subclause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with subclause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arrangers and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the

Borrowers or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 9.27 Amendment and Restatement. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) the satisfaction or waiver of the conditions set forth in Section 4.01, the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All “Loans” made and “Obligations” incurred under the Existing Credit Agreement which are outstanding on the Closing Date shall continue as Loans and Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the Closing Date: (a) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Agreement”, the “Credit Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, (b) all obligations constituting “Obligations” owed to any Lender or any Affiliate of such Lender which are outstanding on the Closing Date shall continue as Obligations under this Agreement and the other Loan Documents and (c) the Administrative Agent shall make such reallocations, sales, assignments, designations or other relevant actions in respect of each Lender’s credit exposure under the Existing Credit Agreement as are necessary in order that each such Lender’s Revolving Credit Exposure and outstanding Loans hereunder reflects such Lender’s Applicable Percentage of the outstanding aggregate Revolving Credit Exposure on the Closing Date. Any basket or other affirmative or negative covenant exception herein utilized prior to the Closing Date shall be deemed replenished in its entirety and available in full under this Agreement as of the Closing Date. [Signature Pages Follow]

[Signature Page to Second Amended and Restated Credit Agreement] SPECTRUM BRANDS, INC., a Delaware corporation, as Lead Borrower By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Senior Vice President-Tax and Treasurer SB/RH HOLDINGS, LLC, a Delaware limited liability company, as Holdings By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Senior Vice President-Tax and Treasurer ROV HOLDING, INC, a Delaware corporation, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Senior Vice President-Tax and Treasurer UNITED INDUSTRIES CORPORATION, a Delaware corporation, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Vice President and Treasurer ALASKA MERGER ACQUISITION CORP., a Delaware corporation, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Treasurer

[Signature Page to Second Amended and Restated Credit Agreement] SPECTRUM BRANDS PET GROUP INC., a Delaware corporation, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Vice President and Treasurer GLOFISH LLC, a Delaware limited liability company, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Vice President and Treasurer SALIX ANIMAL HEALTH, LLC, a Delaware limited liability company, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Vice President and Treasurer SPECTRUM BRANDS PET LLC a New York limited liability company, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Vice President and Treasurer EMPOWER BRANDS, LLC, a Delaware limited liability company, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Vice President

[Signature Page to Second Amended and Restated Credit Agreement] EMPOWER BRANDS HOLDINGS, INC., a Delaware corporation, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Senior Vice President-Tax and Treasurer EMPOWER BRANDS GROUP, LLC a Delaware limited liability company, as a Subsidiary Loan Party By: /s/ Joanne P. Chomiak_________________ Name: Joanne P. Chomiak Title: Senior Vice President-Tax and Treasurer

[Signature Page to Second Amended and Restated Credit Agreement] ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent By: /s/ Annie Lee Name: Annie Lee Title: Manager, Agency Services

[Signature Page to Second Amended and Restated Credit Agreement] ROYAL BANK OF CANADA, as a Revolving Lender and an Issuing Bank By: /s/John Flores Name: John Flores Title: Authorized Signatory

[Signature Page to Second Amended and Restated Credit Agreement] BARCLAYS BANK PLC, as a Revolving Lender and an Issuing Bank By: /s/Christopher M. Aitkin Name: Christopher M. Aitkin Title: Vice President

[Signature Page to Second Amended and Restated Credit Agreement] JPMorgan Chase Bank, N.A., as a Revolving Lender and an Issuing Bank By: /s/Jacqueline Panos Name: Jacqueline Panos Title: Vice President

[Signature Page to Second Amended and Restated Credit Agreement] Bank of America, N.A., as a Revolving Lender and an Issuing Bank By: /s/ Thomas Carroll Name: Thomas Carroll Title: Vice President

[Signature Page to Second Amended and Restated Credit Agreement] BNP Paribas, as a Revolving Lender and an Issuing Bank By: /s/ Claudia Zarate Name: Claudia Zarate Title: Vice President

[Signature Page to Second Amended and Restated Credit Agreement] Citizens Bank, N.A., as a Revolving Lender By: /s/Izabela Algave Name: Izabela Algave Title: Vice President

[Signature Page to Second Amended and Restated Credit Agreement] CREDIT SUISSE AG, NEW YORK BRANCH, as a Revolving Lender By: /s/ Mikhail Faybusovich Name: Mikhail Faybusovich Title: Authorized Signatory By: /s/ Heesu Sin Name: Heesu Sin Title: Authorized Signatory

[Signature Page to Second Amended and Restated Credit Agreement] DEUTSHCE BANK AG NEW YORK BRANCH, as a Revolving Lender By: /s/ Philip Tancorra Name: Philip Tancorra Title: Director By: /s/ Lauren Danbury Name: Lauren Danbury Title: Vice President

[Signature Page to Second Amended and Restated Credit Agreement] GOLDMAN SACHS BANK USA, as a Revolving Lender By: /s/ Ananda DeRoche Name: Ananda DeRoche Title: Authorized Signatory

[Signature Page to Second Amended and Restated Credit Agreement] GOLDMAN SACHS LENDING PARTNERS LLC, as a Revolving Lender By: /s/ Ananda DeRoche Name: Ananda DeRoche Title: Authorized Signatory

[Signature Page to Second Amended and Restated Credit Agreement] Wells Fargo Bank, National Association, as a Revolving Lender By: /s/ Walker Higgins Name: Walker Higgins Title: Director

[Signature Page to Second Amended and Restated Credit Agreement] Bank of Montreal, as a Revolving Lender By: /s/ Jonathan Sarmini Name: Jonathan Sarmini Title: Vice President By: /s/ Sean Gallaway Name: Sean Gallaway Title: Managing Director

[Signature Page to Second Amended and Restated Credit Agreement] HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolving Lender By: /s/ Casey Klepsch Name: Casey Klepsch Title: Senior Vice President

[Signature Page to Second Amended and Restated Credit Agreement] RAYMOND JAMES BANK, as a Revolving Lender By: /s/ Daniel Perez Name: Daniel Perez Title: Vice President